                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                                                               File No. 33-14363
                                                               File No. 811-5162

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     /X/
             Pre-Effective Amendment No.                                    / /
                                           ----
              Post-Effective Amendment No.  31                              /X/
                                           ----
                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                  Amendment No.  31                                         /X/
                                ----

                           DELAWARE GROUP PREMIUM FUND
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              1818 Market Street, Philadelphia, Pennsylvania     19103
--------------------------------------------------------------------------------
                 (Address of Principal Executive Offices)      (Zip Code)

Registrant's Telephone Number, including Area Code:              (215) 255-1255
                                                                 --------------

       Eric E. Miller, Esquire, 1818 Market Street, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                                May 1, 2000
                                                                    -----------

It is proposed that this filing will become effective:

      immediately upon filing pursuant to paragraph (b)
-----
  X   on May 1, 2000 pursuant to paragraph (b)
-----
      60 days after filing pursuant to paragraph (a)(1)
-----
      on (date) pursuant to paragraph (a)(1)
-----
      75 days after filing pursuant to paragraph (a)(2)
-----
      on (date) pursuant to paragraph (a)(2) of Rule 485
-----


If appropriate:

    _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             --- C O N T E N T S ---


This Post-Effective Amendment No. 31 to Registration File No. 33-14363 includes the following:

          1.     Facing Page

          2.     Contents Page

          3.     Part A - Prospectus

          4.     Part B - Statement of Additional Information

          5.     Part C - Other Information

          6.     Signatures

          7.     Exhibits

                                                          DELAWARE(SM)
                                                          INVESTMENTS
                                                          ---------------------
                                                          Philadelphia o London

                                                          Delaware Group
                                                          Premium Fund
                                                          Standard Class
                                                          1818 Market Street,
                                                          Philadelphia, PA 19103
                                                          Prospectus May 1, 2000

This Prospectus offers 18 Portfolios. Each Portfolio (Series) is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described below.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Balanced Series (formerly Delaware Balanced Series) - seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. This Series has the same objective and investment disciplines as Delaware Balanced Fund, a separate fund in the Delaware Investments family.

Capital Reserves Series - seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

Cash Reserve Series - a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series has the same objective and investment disciplines as Delaware Cash Reserve Fund, a separate fund in the Delaware Investments family. The shares of Cash Reserve Series are neither insured nor guaranteed by the U.S. government and there is no assurance that the Series will be able to maintain a stable net asset value of $10.00 per share.

Convertible Securities Series - seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities.

Devon Series - seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. This Series has the same objective and investment disciplines as Delaware Devon Fund, a separate fund in the Delaware Investments family.

Emerging Markets Series - seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. This Series has the same objective and investment disciplines as Delaware Emerging Markets Fund, a separate fund in the Delaware Investments family.

Global Bond Series - seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Delaware Global Bond Fund, a separate fund in the Delaware Investments family.

Growth and Income Series - seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series has the same objective and investment disciplines as Delaware Growth and Income Fund, a separate fund in the Delaware Investments family.

Growth Opportunities Series (formerly DelCap Series) - seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series has the same objective and investment disciplines as Delaware Growth Opportunities Fund, a separate fund in the Delaware Investments family.

High Yield Series (formerly Delchester Series) - seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. These are commonly known as junk bonds. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

International Equity Series - seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as Delaware International Equity Fund, a separate fund in the Delaware Investments family.

REIT Series - seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as Delaware REIT Fund, a separate fund in the Delaware Investments family.

Select Growth Series (formerly Aggressive Growth Series) - seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. This Series has the same objective and investment discipline as Delaware Select Growth Fund, a separate fund in the Delaware Investments family.

Small Cap Value Series - seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. This Series has the same objective and investment disciplines as Delaware Small Cap Value Fund, a separate fund in the Delaware Investments family.

Social Awareness Series - seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series has the same objective and investment disciplines as Delaware Social Awareness Fund, a separate fund in the Delaware Investments family.

Strategic Income Series - seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. This Series has the same objective and investment disciplines as Delaware Strategic Income Fund, a separate fund in the Delaware Investments family.

Trend Series - seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. This Series has the same objective and investment disciplines as Delaware Trend Fund, a separate fund in the Delaware Investments family.

U.S. Growth Series - seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. This Series has the same objective and investment disciplines as Delaware U.S. Growth Fund, a separate fund in the Delaware Investments family.

The Global Bond Series and the Convertible Securities Series are not available in the Group Flexible Premium Variable Life Insurance product.

Table of contents

-----------------------------------------------------------------     --------------------------------------------------------------
Profiles                                                              Information about individual Series
                                                                      (Strategies, Risks, Portfolio managers, Financial highlights)

Balanced Series                                            Page 2                          Page 26

Capital Reserves Series                                         3                               31

Cash Reserve Series                                             4                               36

Convertible Securities Series                                   5                               39

Devon Series                                                    6                               45

Emerging Markets Series                                         7                               50

Global Bond Series                                              9                               57

Growth and Income Series                                       11                               64

Growth Opportunities Series                                    12                               68

High Yield Series                                              13                               74

International Equity Series                                    14                               80

REIT Series                                                    16                               85

Select Growth Series                                           18                               90

Small Cap Value Series                                         19                               94

Social Awareness Series                                        20                               98

Strategic Income Series                                        22                               102

Trend Series                                                   24                               109

U.S. Growth Series                                             25                               113

Important Information about all Series

Fund administration (Who's who)                          Page 117

Share classes                                                 118

Purchase and redemption of shares                             118

Valuation of shares                                           118

Dividends, distributions and taxes                            119

Profile: Balanced Series (formerly Delaware Balanced Series)

What are the Series' goals?
     Balanced Series seeks a balance of capital appreciation, income and preservation of capital. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest at least 25% of the Series' assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Balanced Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for stocks and bonds combined in a single investment.

o Investors seeking a measure of capital preservation.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Balanced Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Balanced Series. We show how returns for the Standard Class of Balanced Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Balanced Series had a year-to-date return of -3.11%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 17.54% for the quarter ended March 31, 1991 and its lowest quarterly return was -12.93% for the quarter ended September 30, 1990.

Year-by-year total return

 1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
------  ------  ------  -----   ------  ------  ------  ------  ------  ------
-0.18%  26.59%  13.85%   8.18%  -0.15%  26.58%  15.91%  26.40%  18.62%  -7.85%

                              Average annual returns for periods ending 12/31/99

                           Balanced          S&P 500
                            Series      Composite Stock        Lehman Brothers
                        Standard Class    Price Index       Aggregate Bond Index
                        --------------  ---------------     --------------------
   1 year                   -7.85%            21.03%               -0.82%
   5 years                  15.18%            28.54%                7.73%
   10 years                 12.16%            18.19%                7.70%

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an index that measures the performance of about 5,500 publically traded bonds, including U.S. government, mortgage-backed, corporate and Yankee bonds. Neither index is a perfect comparison to Balanced Series since the S&P 500 Composite Stock Price Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Capital Reserves Series

What are the Series' goals?
     Capital Reserves Series seeks a high stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? Capital Reserves Series invests primarily in short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations.

Capital Reserves Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time. The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending the average maturity of the bonds in its portfolio beyond what is typically associated with money market funds.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by adverse changes in interest rates or, in the case of corporate bonds, by poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Capital Reserves Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for relatively stable and high income flow.

o Investors looking for the security associated with a portfolio of high quality fixed-income securities.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Capital Reserves Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Capital Reserves Series. We show how returns for the Standard Class of Capital Reserves Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Capital Reserves Series had a year-to-date return of 1.12%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 4.35% for the quarter ended June 30, 1995 and its lowest quarterly return was -2.21% for the quarter ended March 31, 1994.

                                                       Year-by-year total return

1990     1991    1992    1993    1994    1995    1996    1997    1998    1999
-----    -----   -----   -----  ------  ------   -----   -----   -----   -----
8.23%    8.84%   7.20%   7.85%  -2.68%  14.08%   4.05%   7.60%   6.78%   0.28%

                              Average annual returns for periods ending 12/31/99

                         Capital Reserves
                              Series              Lehman Brothers Intermediate
                          Standard Class         Government Corporate Bond Index
                         ----------------        -------------------------------
1 year                         0.28%                          0.39%
5 years                        6.46%                          7.10%
10 years                       6.13%                          7.26%

The Series returns are compared to the performance of the Lehman Brothers Intermediate Government Corporate Bond Index. Lehman Brothers Intermediate Government Corporate Bond Index is based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Cash Reserve Series

What are the Series' goals?
     Cash Reserve Series seeks to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $10 per share. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? Cash Reserve Series invests primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

Cash Reserve Series is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.

We maintain an average maturity of 90 days or less. Also, we do not purchase any instruments with an effective remaining maturity of more than 397 days (approximately 13 months). We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

What are the main risks of investing in the Series? Cash Reserve Series will be affected primarily by declines in interest rates that would reduce the income provided by the Series. For a more complete discussion of risk, please turn to "The risks of investing in Cash Reserve Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Series seeks to preserve the value of your investment at $10 per share, it is possible to lose money by investing in the Series.

Who should invest in the Series

o Investors with short-term financial goals.

o Investors who do not want an investment whose value may fluctuate over the short term.

o Investors who are looking for a short-term, relatively safe investment to complement more long-term investments in their portfolio.

Who should not invest in the Series

o Investors with long-term financial goals.

o Investors looking for relatively high income flow.

How has Cash Reserve Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Cash Reserve Series. We show how returns for the Standard Class of Cash Reserve Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Cash Reserve Series had a year-to-date return of 1.35%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 1.88% for the quarter ended June 30, 1990 and its lowest quarterly return was 0.58% for the quarter ended June 30, 1993.

                                                       Year-by-year total return

1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
7.56%   5.58%   3.25%   2.48%   3.68%   5.48%   4.93%   5.10%   5.08%   4.81%

                              Average annual returns for periods ending 12/31/99

                                                         Cash Reserve
                                                     Series Standard Class
                                                     ---------------------
1 year                                                       4.81%
5 years                                                      5.08%
10 years                                                     4.79%

Profile: Convertible Securities Series

What are the Series' goals?
     Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security which may be converted into a prescribed amount of common stock of the same or a different issuer at a specified price or using a specified pricing formula. A convertible security entitles the holder to receive interest paid on convertible debt or the dividend paid on a preferred stock until the convertible security matures, is redeemed or is converted.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in convertible securities prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. Convertible securities are often rated below investment grade and, as a result, are subject to a higher credit risk that the issuer will be unable to meet payments of interest and principal, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to "The risks of investing in Convertible Securities Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for appreciation potential combined with the potential for current income which could act as a cushion for the portfolio's performance.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Convertible Securities Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Convertible Securities Series. We show how returns for the Standard Class of Convertible Securities Series have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Convertible Securities Series had a year-to-date return of 6.94%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 8.70% for the quarter ended December 31, 1999 and its lowest quarterly return was -10.65% for the quarter ended September 30, 1998.

                                                       Year-by-year total return

 1998     1999
------    -----
-1.17%    6.97%

                              Average annual returns for periods ending 12/31/99


                          Convertible Securities       Merrill Lynch Convertible
                          Series Standard Class             Securities Index
                          ----------------------       -------------------------
1 year                            6.97%                           44.32%
Since Inception (5/1/97)          8.18%                           25.36%

The Series returns are compared to the performance of the Merrill Lynch Convertible Securities Index. The Merrill Lynch Convertible Securities Index is an unmanaged index representative of the convertible securities market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Devon Series

What are the Series' goals?
     Devon Series seeks current income and capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in income-producing common stocks. We focus on common stocks that we believe have the potential for above-average dividend increases over time. What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be particularly affected by changes in stock prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Devon Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking long-term capital appreciation.

o Investors seeking an investment primarily in common stocks.

Who should not invest in the Series

o Investors seeking an investment primarily in fixed-income securities.

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Devon Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Devon Series. We show how returns for the Standard Class of Devon Series have varied over the past two calendar years as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Devon Series had a year-to-date return of -3.14%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 20.81% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.09% for the quarter ended September 30, 1999.


                                                       Year-by-year total return

 1998      1999
------    -------
24.05%    -10.13%
                              Average annual returns for periods ending 12/31/99

                                  Devon                             S&P 500
                                  Series                        Composite Stock
                              Standard Class                      Price Index
                              --------------                    ---------------
1 year                           -10.13%                             21.03%
Since Inception (5/1/97)          14.00%                             25.50%

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Emerging Markets Series

What are the Series' goals?
     The Emerging Markets Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers from at least three different countries whose economies are considered to be emerging or developing.

We may invest up to 35% of the Series' net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. We may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

In selecting investments for the Series,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. Because many of the countries in which the Series invests are emerging countries, there may be less information available for us to use in making this analysis than is available for more developed countries.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Emerging Markets Series, which invests in emerging countries. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Series' investments and, therefore, the price of the Series' shares may be more volatile than investments in more developed markets. Because the Series invests in international securities in developing countries as well as established countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in Emerging Markets Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for a portfolio of securities of emerging markets which may offer high return potential but can be substantially more risky than investments in either the U.S. or established foreign countries.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors who do not understand or are unwilling to accept the significant risks associated with investing in emerging markets.

How has Emerging Markets Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Emerging Markets Series. We show how returns for the Standard Class of Emerging Markets Series have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Emerging Markets Series had a year-to-date return of -1.45%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 22.99% for the quarter ended December 31, 1999 and its lowest quarterly return was -22.25% for the quarter ended June 30, 1998.

                                                       Year-by-year total return

 1998      1999
-------   ------
-32.48%   48.28%
                              Average annual returns for periods ending 12/31/99

                          Emerging Markets            Morgan Stanley Capital International
                        Series Standard Class              Emerging Markets Free Index
                        ---------------------         ------------------------------------
1 year                         48.28%                                 66.41%
Since inception (5/1/97)       -4.31%                                  0.41%

The Series returns are compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. The Morgan Stanley Capital International Emerging Markets Free Index is a U.S. dollar denominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a lax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, Morgan Stanley Capital International aims to capture an aggregate of 60% of local market capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Global Bond Series

What are the Series' goals?
     Global Bond Series seeks current income consistent with preservation of principal. Although the Series will strive to achieve its goal, there is no assurance that it will.


What are the Series' main investment strategies? The Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Therefore, at least 65% of the Series' total assets will be invested in fixed-income securities of issuers from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.

In selecting investments for the Series,

o We strive to identify fixed-income securities that provide high income potential.

o In order to compare the value of different fixed-income securities, even those issued in different countries, we look at the value of anticipated future interest and principal payments, taking into consideration what we think the inflation rate in that country will be. We then estimate what we think the value of those anticipated future payments would be worth if they were being paid today. We believe this gives us an estimate of a bond's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Global Bond Series, which invests in developing countries. The Series' investments normally decrease when there are declines in bond prices, which can be caused by a drop in the bond market, an adverse change in interest rates or an adverse situation affecting the issuer of the bond. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards. The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in Global Bond Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors with long-term financial goals.

o Investors looking for a portfolio that includes both U.S. and foreign fixed-income securities.

o  Investors seeking a measure of capital appreciation.


Who should not invest in the Series

o  Investors with short-term financial goals.

o Investors who are unwilling to accept risks of investing in foreign fixed-income securities.

How has Global Bond Series performed?

This bar chart and table can help you evaluate the risks of investing in Global Bond Series. We show how returns for the Standard Class of Global Bond Series have varied over the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Global Bond Series had a year-to-date return of -1.74%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 4.25% for the quarter ended September 30, 1998 and its lowest quarterly return was -3.07% for the quarter ended March 31, 1997.


                                                      Year-by-year total return

               1997                1998                1998
               ----                ----                ----
               0.88%               7.82%              -3.60%

                              Average annual returns for periods ending 12/31/99


                                  Global Bond         Salomon Smith Barney World
                               Series Standard Class      Government Bond Index
                               ---------------------  --------------------------

   1 year                            -3.60%                      -5.07%
   Since inception (5/2/96)           4.43%                       4.45%

The Series returns are compared to the performance of the Salomon Smith Barney World Government Bond Index. Salomon Smith Barney World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Growth and Income Series

What are the Series' goals?
     The Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in dividend-paying stocks of large, well-established companies. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Composite Stock Price Index. The manager then considers the financial strength of the company, the nature of its management and any developments affecting the security, the company or its industry. If the yield on a stock in the portfolio falls below the average of the S&P 500 Index, we generally sell that stock.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. For a more complete discussion of risk, please turn to "The risks of investing in Growth and Income Series." An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors with long-term financial goals.

o  Investors seeking long-term capital appreciation.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking moderate quarterly income with the opportunity for inflation protection.

Who should not invest in the Series

o  Investors seeking an investment primarily in fixed-income securities.

o  Investors with short-term financial goals.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly over the short term.


How has Growth and Income Series performed?

This bar chart and table can help you evaluate the risks of investing in Growth and Income Series. We show how returns for the Standard Class of Growth and Income Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Growth and Income Series had a year-to-date return of -5.97%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 15.29% for the quarter ended June 30, 1997 and its lowest quarterly return was -15.79% for the quarter ended September 30, 1990.

                                                       Year-by-year total return

    1990        1991       1992        1993      1994         1995        1996        1997        1998        1999
    ----        ----       ----        ----      ----         ----        ----        ----        ----        ----
   -13.31%      22.32%     8.83%       15.45%    -0.20%       36.12%      20.72%      31.00%      11.35%      -2.98%

                              Average annual returns for periods ending 12/31/99


                                    Growth and Income          S&P 500 Composite
                                  Series Standard Class        Stock Price Index
                                  ---------------------        -----------------

   1 year                               -2.98%                      21.03%
   5 years                              18.39%                      28.54%
   10 years                             11.95%                      18.19%

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Growth Opportunities Series (formerly DelCap Series)

What are the Series' goals?
     Growth Opportunities Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of medium-size companies. These are generally considered to be stocks with market capitalizations between $2 billion and $10 billion. We may also invest in securities that are convertible into common stock. In selecting stocks for the portfolio, we typically look for companies that have established themselves within their industry, but still have growth potential.

We use a bottom-up approach to select stocks, evaluating individual companies rather than trends in the economy or the investment markets. Researching each company, its products, services, competitors and management team helps us to select stocks of companies that we think will provide high and consistent earnings growth with a reasonable level of risk.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Growth Opportunities Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. In addition, the Series invests in medium-size or small companies. These companies may involve greater risk due to their relatively smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Growth Opportunities Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors with long-term financial goals.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of medium-sized, growth oriented companies.

Who should not invest in the Series

o  Investors with short-term financial goals.

o  Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.


How has Growth Opportunities Series performed?

This bar chart and table can help you evaluate the risks of investing in Growth Opportunities Series. We show how returns for the Standard Class of Growth Opportunities Series have varied over the past eight calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Growth Opportunities Series had a year-to-date return of 22.52%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 46.48% for the quarter ended December 31, 1999 and its lowest quarterly return was -16.07% for the quarter ended September 30, 1998.

                                                       Year-by-year total return

1992       1993      1994      1995      1996      1997      1998      1999
----       ----      ----      ----      ----      ----      ----      ----
1.99%      11.56%    -3.54%    29.53%    14.46%    14.90%    18.81%    62.94%


                                              Growth                 Russell
                                           Opportunities          Midcap Growth
                                       Series Standard Class          Index
                                       ---------------------      -------------

   1 year                                      62.94%                 51.29%
   5 years                                     26.95%                 28.02%
   Since Inception (7/12/91)                   17.75%                 20.18%

The Series returns are compared to the performance of the Russell Midcap Growth Index. Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book and higher forecasted growth values. These stocks are also members of the Russell 1000 Growth Index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: High Yield Series (formerly Delchester Series)

What are the Series' goals?
   High Yield Series seeks total return and, as a secondary objective, high current income. Although the Series will strive to achieve its goal, there is no assurance that it will.


What are the Series' main investment strategies? We invest primarily in corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series will also invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in High Yield Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

o  Investors with long-term financial goals.

o Investors looking a fixed-income investment that offers a combination of total return with high current income.

o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity-oriented portfolios.

Who should not invest in the Series

o  Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has High Yield Series performed?

This bar chart and table can help you evaluate the risks of investing in High Yield Series. We show how returns for the Standard Class of High Yield Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. On May 1, 2000, the Series' name was changed from Delchester Series to High Yield Series and the Series' investment objective changed from high current income to total return and, as a secondary objective, high current income.

As of March 31, 2000, the Standard Class of High Yield Series had a year-to-date return of -5.12%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 15.95% for the quarter ended March 31, 1991 and its lowest quarterly return was -7.20% for the quarter ended September 30, 1998.

                                                       Year-by-year total return

    1990        1991       1992        1993      1994         1995        1996        1997        1998        1999
    ----        ----       ----        ----      ----         ----        ----        ----        ----        ----
    -7.13%      37.54%     13.44%      16.36%    -2.87%       15.50%      12.79%      13.63%      -1.83%      -2.64%

                              Average annual returns for periods ending 12/31/99

                                               High Yield         Salomon Smith
                                                 Series          Barney Cash Pay
                                             Standard Class     High-Yield Index
                                             --------------     ----------------

   1 year                                        -2.64%              0.84%
   5 years                                        7.19%              9.49%
   10 years                                       8.77%             10.46%

The Series returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. The Salomon Smith Barney Cash Pay High-Yield Index includes a mix of non-investment grade corporate bonds that pay cash interest, it excludes both corporate bonds that pay deferred-interest and bankrupt bonds. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: International Equity Series

What are the Series' goals?
   The International Equity Series seeks long-term growth without undue risk to principal. Although the Series will strive to achieve its goal, there is no assurance that it will.


What are the Series' main investment strategies? The Series invests primarily in foreign equity securities that provide the potential for capital appreciation and income. At least 65% of the Series' total assets will be invested in equity securities of issuers from at least three foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income.

In selecting investments for the Series,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in International Equity Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

o  Investors with long-term financial goals.

o Investors looking for a portfolio of equity securities from foreign countries.

o  Investors seeking a measure of capital appreciation and income.

Who should not invest in the Series

o  Investors with short-term financial goals.

o Investors who are unwilling to accept the risks of investing in foreign securities.

o  Investors looking for an investment that provides a high level of income.

How has International Equity Series performed?

This bar chart and table can help you evaluate the risks of investing in International Equity Series. We show how returns for the Standard Class of International Equity Series have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of International Equity Series had a year-to-date return of -5.52%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 14.44% for the quarter ended December 31, 1998 and its lowest quarterly return was -14.24% for the quarter ended September 30, 1998.
                                                       Year-by-year total return

      1993      1994      1995      1996      1997      1998      1999
      ----      ----      ----      ----      ----      ----      ----
     15.97%     2.57%    13.98%    20.03%     6.60%    10.33%    15.76%

                              Average annual returns for periods ending 12/31/99


                               International Equity      Morgan Stanley Capital
                              Series Standard Class     International EAFE Index
                              ---------------------     ------------------------

1 year                               15.76%                      27.30%
5 years                              13.24%                      13.15%
Since inception (10/29/92)           11.77%                      14.90%

The Series returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index. Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index is an international index including stocks traded on 20 exchanges in Europe, Australia and the Far East, weighted by capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: REIT Series

What are the Series' goals?
   The REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? REIT Series invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of the Series' total assets in equity securities of real estate investment trusts (REITs).

In managing the REIT Series portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

o  retain a substantial portion of the properties' cashflow;

o  effectively use capital to expand;

o  have a strong ability to raise rents; and,

o  can create a franchise value for the REIT.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment will increase and decrease according to changes in the value of the securities held by the Series.

Because we concentrate our investments in the real estate industry, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Series holds real estate directly as a result of defaults or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Series is also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

REIT Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. That means the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in REIT Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors seeking a high level of total return.

o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.

o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

Who should not invest in the Series

o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

How has REIT Series performed?

This bar chart and table can help you evaluate the risks of investing in REIT Series. We show returns for the Standard Class of REIT Series for the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of REIT Series had a year-to-date return of 2.85%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 11.55% for the quarter ended June 30, 1999 and its lowest quarterly return was -7.47% for the quarter ended September 30, 1999.


                                                       Year-by-year total return

                                         1999
                                         ----
                                        -2.61%

                               Average annual return for periods ending 12/31/99

                                             REIT Series       NAREIT Equity
                                           Standard Class        REIT Index
                                           --------------        ----------

   1 year                                       -2.61%             -4.62%
   Since inception (5/4/98)                     -7.00%            -11.41%

The Series returns are compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Select Growth Series (formerly Aggressive Growth Series)

What are the Series' goals?
   Select Growth Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of companies that we believe have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price to earnings ratio and cash flows. We consider companies of any size, as long as they are larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. The Series may be subject to greater investment risk than assumed by other funds because the companies the Series invests in, especially those that are smaller or newer, are subject to greater changes in earnings and business prospects than companies with more established earnings patterns. For a more complete discussion of risk, please turn to "The risks of investing in Select Growth Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

o  Investors with long-term financial goals.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities across a broad range of industry sectors and company sizes.

Who should not invest in the Series

o  Investors with short-term financial goals.

o  Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

Profile: Small Cap Value Series

What are the Series' goals?

   Small Cap Value Series seeks capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.


What are the Series' main investment strategies? We invest primarily in stocks of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company, which might suggest a more favorable outlook going forward.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that the Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Small Cap Value Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

o  Investors with long-term financial goals.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Series

o  Investors with short-term financial goals.

o  Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.


How has Small Cap Value Series performed?

This bar chart and table can help you evaluate the risks of investing in Small Cap Value Series. We show how returns for the Standard Class of Small Cap Value Series have varied over the past six calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Small Cap Value Series had a year-to-date return of 0.84%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 15.29% for the quarter ended June 30, 1997 and its lowest quarterly return was -16.13% for the quarter ended September 30, 1998.

                                                       Year-by-year total return

          1994       1995      1996      1997      1998      1999
          ----       ----      ----      ----      ----      ----
          0.78%     23.85%    22.55%    32.91%    -4.79%    -4.86%

                              Average annual returns for periods ending 12/31/99

                                Small Cap Value      Russell 2000   Russell 2000
                             Series Standard Class    Value Index       Index
                             ---------------------    -----------       -----

1 year                               -4.86%              -1.49%        21.26%
5 years                              12.81%              13.14%        16.69%
Since inception (12/27/93)           11.07%              10.60%        13.38%


We show both the Russell 2000 Index, the Series' current benchmark index, and the Russell 2000 Value Index because, going forward, we will use the Russell 2000 Value Index as our benchmark. This Index more closely represents the universe of stocks we select from - those stocks of small companies whose prices appear low relative to their underlying value or future potential. Russell 2000 Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Social Awareness Series

What are the Series' goals?
   Social Awareness Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.


What are the Series' main investment strategies? We invest primarily in stocks of medium- to large-sized companies that meet certain socially responsible criteria and which we expect to grow over time. Our socially responsible criteria excludes companies that:

o  engage in activities likely to result in damage to the natural environment;

o produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power;

o  manufacture or contract for military weapons;

o  are in the liquor, tobacco or gambling industries; and

o  conduct animal testing for cosmetic or personal care products.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of an investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Series avoids certain companies not considered socially responsible, it could miss out on strong performance from those companies. For a more complete discussion of risk, please turn to "The risks of investing in Social Awareness Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors with long-term financial goals.

o  Investors looking for capital growth potential.

o Investors who would like an investment that incorporates social responsibility into its security selection process.

Who should not invest in the Series

o  Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o  Investors whose primary goal is to receive current income.

How has Social Awareness Series performed?

This bar chart and table can help you evaluate the risks of investing in Social Awareness Series. We show how returns for the Standard Class of Social Awareness Series have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Social Awareness Series had a year-to-date return of 4.60%. During the periods illustrated in this bar chart, the Class' highest return was 21.45% for the quarter ended December 31, 1998 and its lowest quarterly return was -17.21% for the quarter ended September 30, 1998.

                                                       Year-by-year total return

                          1998           1999
                          ----           ----
                         15.45%         12.91%

                              Average annual returns for periods ending 12/31/99

                                   Social Awareness           S&P 500
                                        Series            Composite Stock
                                    Standard Class          Price Index
                                    --------------          -----------

   1 year                               12.91%                 21.03%
   Since Inception (5/1/97)             21.27%                 25.50%


The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Strategic Income Series

What are the Series' goals?
   Strategic Income Series seeks high current income and total return. Although the Series will strive to achieve its goal, there is no assurance that it will.


What are the Series' main investment strategies? We invest primarily in bonds allocated among three sectors of the fixed-income market. These include:

o the High-Yield Sector, consisting of high-yielding, higher risk, lower-rated or unrated fixed-income securities that we believe to be similarly rated issued by U.S. companies. (These involve higher risks and are commonly known as junk bonds).

o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.

o the International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.)

We determine the amount of the Series' assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series' assets.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Series is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to a higher risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions. Foreign investing involves risks related to currency valuations, political instability, economic instability or lax accounting and regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in Strategic Income Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

o    Investors with long-term financial goals.

o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.

o Investors looking for a fixed-income investment that offers potential for high current income and total return.

Who should not invest in the Series

o    Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Strategic Income Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Strategic Income Series. We show how returns for the Standard Class of Strategic Income Series have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Strategic Income Series had a year-to-date return of -2.40%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 2.05% for the quarter ended March 31, 1998 and its lowest quarterly return was -2.59% for the quarter ended June 30, 1999.

[BAR CHART]

Year-by-year total return

1998               1999
----               ----
2.63%             -3.25%


                              Average annual returns for periods ending 12/31/99




                                 Strategic Income                Lehman Brothers
                                     Series                       Aggregate Bond
                                 Standard Class                        Index

   1 year                           -3.29%                            -0.82%
   Since Inception (5/1/97)          1.99%                             6.10%

The Series returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. Lehman Brothers Aggregate Bond Index is an index that measures the performance of about 5,500 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Trend Series

What are the Series' goals?
   Trend Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.


What are the Series' main investment strategies? We invest primarily in stocks of small, growth-oriented or emerging companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflow as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Trend Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Trend Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o    Investors with long-term financial goals.

o    Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.

Who should not invest in the Series

o    Investors with short-term financial goals.

o    Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Trend Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Trend Series. We show how returns for the Standard Class of Trend Series have varied over the past six calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Trend Series had a year-to-date return of 22.27%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 34.16% for the quarter ended December 31, 1999 and its lowest quarterly return was -15.51% for the quarter ended September 30, 1998.

[BAR CHART]

Year-by-year total return

1994        1995        1996        1997        1998       1999
----        ----        ----        ----        ----       ----
-0.39%      39.21%      11.00%      21.37%      16.04%     70.45%


                              Average annual returns for periods ending 12/31/99


                                             Trend Series         Russell 2000
                                             Standard Class       Growth Index

   1 year                                      70.45%                43.09%
   5 years                                     29.97%                18.99%
   Since inception (12/27/93)                  24.68%                15.12%


The Series returns are compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: U.S. Growth Series

What are the Series' goals?
   U.S. Growth Series seeks to maximize capital appreciation. Although the Series will strive to achieve its investment goal, there is no assurance that it will.


What are the Series' main investment strategies? We invest primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. Our strategy is to identify companies whose earnings are expected to grow faster than the U.S. economy in general. Whether companies provide dividend income and how much income they provide will not be a primary factor in the Series' selection decisions.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Series shares will increase and decrease according to changes in the value of the Series' investments. This Series will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations. For a more complete discussion of risk, please turn to "The risks of investing in U.S. Growth Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o    Investors with long-term financial goals.

o    Investors looking for capital growth potential.

o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.

Who should not invest in the Series

o    Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o    Investors whose primary goal is to receive current income.

Information about individual Series

Balanced Series

Our investment strategies


Balanced Series is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of principal. We blend several investment strategies to manage this Series.

We seek capital appreciation by investing primarily in common stocks of companies we believe have:

o reasonably priced equity securities with strong, consistent and predictable earnings growth rates;

o    strong, capable management teams and competitive products or services;

o    an attractive debt to capitalization ratio or strong cash flow.

To seek current income and help preserve capital, we generally invest at least 25% of the Series' net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. Each bond in the portfolio will typically have a maturity between five and 30 years, and the average maturity of the portfolio will typically be between five and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

Balanced Series uses the same investment strategy as Delaware Balanced Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


The securities we
typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                  Securities                                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Balanced Series
                                                                        ------------------------------------------------------------
Common stocks: Securities that represent shares of ownership in a       Generally, we invest up to 75% of net assets in
corporation. Stockholders participate in the corporation's profits      common stocks.
and losses, proportionate to the number of shares they own.

Convertible securities: Usually preferred stocks or                     The Series may invest in convertible securities; however,
corporate bonds that can be exchanged for a set number of               we will not invest more than 10% of the net assets of the
shares of common stock at a predetermined price. These                  Series in convertible securities that are rated below
securities offer higher appreciation potential than                     investment grade by a nationally recognized statistical
nonconvertible bonds and greater income potential than                  rating organization (NRSRO) or in securities that are
nonconvertible preferred stocks.                                        unrated but deemed equivalent to non-investment grade.

Mortgage-backed securities: Fixed-income securities that                There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving                  securities or on privately issued mortgage-backed securities
principal and interest payments as the underlying mortgage              that are fully collateralized by government securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                       We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage               securities issued by private companies if the securities are
Corporation, Fannie Mae and the Government National Mortgage            not collateralized by the U.S. government, or its agencies
Association. Others are issued by private financial                     or instrumentalities. However, these securities must be
institutions, with some fully collateralized by certificates            rated at the time of purchase in one of the four highest
issued or guaranteed by the U.S. government or its agencies             categories by an NRSRO such as S&P or Moody's. They must
or instrumentalities.                                                   also represent interests in whole-loan mortgages,
                                                                        multi-family mortgages, commercial mortgages and other
                                                                        mortgage collateral supported by a first mortgage lien on
                                                                        real estate. The privately issued securities we invest in
                                                                        are either CMOs or REMICs (see below).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  Securities                                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Balanced Series
                                                                        ------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately issued            See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.

Real estate mortgage investment conduits (REMICs): Privately            See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.

Asset-backed securities: Bonds or notes backed by accounts              We invest only in asset-backed securities rated in
receivables including home equity, automobile or credit                 one of the four highest categories by an NRSRO.
loans.

Corporate bonds: Debt obligations issued by a corporation.              We focus on bonds rated in one of the four highest
                                                                        categories by an NRSRO (or, if unrated, deemed equivalent), with maturities typically between five and 30 years.

Repurchase agreements: An agreement between a buyer, such as            Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller              investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at            into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal            collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are              Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                     the collateral is U.S. government securities.

American Depositary Receipts (ADRs): Certificates issued by             We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holding of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Interest rate swap and index swap agreements: In an interest            We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party                sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making                  in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving                  Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments             Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a                  forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total               available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                                Interest rate swaps and index swaps will be considered
                                                                        illiquid securities (see below).

Restricted and illiquid securities: Restricted securities               We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted              securities. For this Series, the 10% limit includes
under securities law.                                                   restricted securities such as privately placed securities
                                                                        that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready             institutional buyers without registration, which are
market, and cannot be easily sold within seven days at                  commonly known as "Rule 144A Securities" and repurchase
approximately the price that a series has valued them.                  agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including real estate investment trusts, options, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Balanced Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Balanced Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Balanced Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover The Series modified its investment strategy in April 2000 to become more growth-oriented. As a result, portfolio turnover may be relatively higher than in past years, and may exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing
in Balanced Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Balanced Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                           Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Balanced Series
                                                                        ------------------------------------------------------------
Market risk is the risk that all or a majority of the                   We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                  stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as                regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                    predict overall stock market movements and generally do not
confidence.                                                             trade for short-term purposes.

                                                                        We diversify the Series' assets among two major categories of investments--stocks and bonds--which tend to increase and decline in value in different economic or investment
                                                                        conditions.

                                                                        In evaluating the use of an index swap, we carefully
                                                                        consider how market changes could affect the swap and how
                                                                        that compares to us investing directly in the market the
                                                                        swap is intended to represent.

Industry and security risk is the risk that the value of                We limit the amount of Balanced Series' assets invested in
securities in a particular industry or the value of an                  any one industry and in any individual security. We also
individual stock or bond will decline because of changing               follow a rigorous selection process before choosing
expectations for the performance of that industry or for the            securities for the portfolio.
individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Balanced Series
                                                                        ------------------------------------------------------------

Interest rate risk is the risk that securities, particularly            We do not try to increase return by predicting and
bonds with longer maturities, will decrease in value if                 aggressively capitalizing on interest rate moves. Instead,
interest rates rise.                                                    we aim to keep the interest rate risk similar to the Lehman
                                                                        Brothers Aggregate Bond Index.
Swaps may be particularly sensitive to interest rate
changes. Depending on the actual movements of interest rates            We will not invest in swaps with maturities of more than two
and how well the portfolio manager anticipates them, a                  years. Each business day we calculate the amount the Series
series could experience a higher or lower return than                   must pay for swaps it holds and will segregate cash or other
anticipated.                                                            liquid securities to cover that amount.

Foreign risk is the risk that foreign securities may be                 We typically invest only a small portion of the Series'
adversely affected by political instability (including                  portfolio in foreign securities. When we do purchase foreign
governmental seizures or nationalization of assets), changes            securities, they are often denominated in U.S. dollars. We
in currency exchange rates, foreign economic conditions or              also tend to avoid markets where we believe accounting
inadequate regulatory and accounting standards. Foreign                 principles or the regulatory structure are underdeveloped.
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be             We limit exposure to illiquid securities. Swap agreements
readily sold within seven days at approximately the price               will be treated as illiquid securities, but most swap
that the Series values them.                                            dealers will be willing to repurchase interest rate swaps.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.63% of average daily net assets for the last fiscal year.

Portfolio managers

John Jares and Gary A. Reed have primary responsibility for making day-to-day investment decisions for the Balanced Series.

John Jares, Vice President/Senior Portfolio Manager, holds a BS degree in finance and an MBA from the University of Colorado. He joined Delaware Investments in March 2000. Mr. Jares came to Delaware from Berger Funds, where he served as a portfolio manager and securities analyst specializing in the consumer and technology sectors. Prior to joining Berger, Mr. Jares was a senior equity analyst at Founders Asset Management, with responsibility for large capitalization companies. He began his career at Lipper Analytical Services, Inc. in 1992. Mr. Jares is a CFA charterholder. He has been managing the Balanced Series since March 2000.

Gary A. Reed, Vice President/Senior Portfolio Manager, holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has been Balanced Series' senior portfolio manager for fixed-income since 1989.

Financial highlights

                                                                                                                   Balanced Series
                                                                                               (formerly Delaware Balanced Series)
 ----------------------------------------------------------------------------------------------------------------------------------
 The financial highlights table                                                                                  Year Ended 12/31
 is intended to help you                                                           1999         1998      1997      1996     1995
 understand the Series'             -----------------------------------------------------------------------------------------------
 financial performance. The         Net asset value, beginning of year           $20.040     $19.050    $16.640  $15.500   $12.680
 total returns in the table
 represent the rate that an         Income (loss) from investment operations
 investor would have earned or
 lost on an investment in the       Net investment income                          0.408       0.349      0.435    0.530     0.509
 Series (assuming reinvestment
 of all dividends and               Net realized and unrealized gain (loss)
 distributions). All "per             on investments                              (1.958)      2.831      3.575    1.765     2.761
 share" information reflects                                                    --------    --------   --------  -------   -------
 financial results for a single     Total from investment operations              (1.550)      3.180      4.010    2.295     3.270
 Series share. This information                                                 --------    --------   --------  -------   -------
 has been audited by Ernst &        Less dividends and distributions
 Young LLP, whose report, along
 with the Series' financial         Dividends from net investment income          (0.380)     (0.420)    (0.530)  (0.500)   (0.450)
 statements, is included in the
 Series' annual report, which       Distributions from net realized
 is available upon request by         gain on investments                         (0.770)     (1.770)    (1.070)  (0.655)     none
 calling 800.523.1918.                                                          --------    --------   --------  -------   -------
                                    Total dividends and distributions             (1.150)     (2.190)    (1.600)  (1.155)   (0.450)
                                                                                --------    --------   --------  -------   -------
                                    Net asset value, end of year                 $17.340     $20.040    $19.050  $16.640   $15.500
                                                                                ========    ========   ========  =======   =======
                                    Total return(1)                               (7.85%)     18.62%     26.40%   15.91%    26.58%

                                    Ratios and supplemental data

                                    Net assets, end of period (000 omitted)     $172,002    $201,856   $127,675  $75,402   $63,215

                                    Ratio of expenses to average net assets        0.74%       0.70%      0.67%    0.68%     0.69%

                                    Ratio of net investment income to average
                                      net assets                                   2.17%       2.20%      2.85%    3.56%     3.75%

                                    Portfolio turnover                              107%         94%        67%      92%      106%
                                    -----------------------------------------------------------------------------------------------
                                    (1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

Capital Reserves Series

Our investment strategies


Capital Reserves Series is a type of current income fund that invests in high quality fixed-income securities.

The Series will invest in a variety of high quality fixed-income securities which provide high income potential.

We will strive to reduce the effects of interest rate volatility on principal by maintaining an intermediate average maturity for the Series. The average weighted maturity of the Series' portfolio will normally range from five to seven years. It will not exceed ten years. We will decide where to position the portfolio within this permissible maturity range based on our perception of the direction of interest rates and the risks in the fixed-income markets. If, in our judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, we will generally extend the average weighted maturity of the Series. Conversely, if we believe interest rates are relatively low and borrowing requirements appear to be strengthening, we may shorten the average weighted maturity. We have the ability to purchase individual securities with a remaining maturity of up to 15 years.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.



The securities we       Fixed-income securities offer the potential for greater
typically invest in     income payments than stocks, and also may provide
                        capital appreciation.

----------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                  How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Capital Reserves Series
                                                                ------------------------------------------------------------------
Direct U.S. Treasury obligations include Treasury bills,        We may invest without limit in U.S. Treasury securities,
notes and bonds of varying maturities. U.S. Treasury            though they are typically not our largest holding because
securities are backed by the "full faith and credit" of the     they generally do not offer as high a level of current
United States.                                                  income as other fixed-income securities.

Mortgage-backed securities: Fixed-income securities that        There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving          securities or on privately issued mortgage-backed securities
principal and interest payments as the underlying mortgage      that are fully collateralized by government securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or               We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage       securities issued by private companies if the securities are
Corporation, Fannie Mae and the Government National Mortgage    not collateralized by the U.S. government, or its agencies
Association. Others are issued by private financial             or instrumentalities. However, these securities must be
institutions, with some fully collateralized by certificates    rated at the time of purchase in one of the four highest
issued or guaranteed by the U.S. government or its agencies     categories by an NRSRO such as S&P or Moody's. They must
or instrumentalities.                                           also represent interests in whole-loan mortgages,
                                                                multi-family mortgages, commercial mortgages and other
                                                                mortgage collateral supported by a first mortgage lien on
                                                                real estate. The privately issued securities we invest in
                                                                are either CMOs or REMICs (see below).

Collateralized mortgage obligations (CMOs): Privately issued    See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.

Real estate mortgage investment conduits (REMICs): Privately    See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                  How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Capital Reserves Series
                                                                ------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by accounts,     We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit         the four highest categories by an NRSRO.
loans.

Corporate debt: Debt obligations issued by a corporation,       We focus on corporate debt with investment grade ratings,
including corporate notes, bonds and other debt securities.     that is bonds rated BBB or better by S&P or Baa or better by
                                                                Moody's. We may invest in debt that is unrated, if we
                                                                believe the quality of the securities is comparable to the ratings above.

Certificates of deposit and obligations of both U.S. and        We may invest in certificates of deposit from banks that
foreign banks: Debt instruments issued by a bank that pay       have assets of at least one billion dollars.
interest. Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations
and different risks than U.S. domestic banks.

Corporate commercial paper: Short-term debt obligations with    We may invest in commercial paper that is rated P-1 or P-2
maturities ranging from 2 to 270 days, issued by companies.     by Moody's and/or A-1 or A-2 by S&P.

Repurchase agreements: An agreement between a buyer, such as    Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller      investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at    into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal    collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are      Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                             the collateral is U.S. government securities.

Interest rate swap agreements: In an interest rate swap, a      We may use interest rate swaps to adjust the Series'
series receives payments from another party based on a          sensitivity to interest rates by changing its duration, or
floating interest rate in return for making payments based      to hedge against changes in interest rates.
on a fixed interest rate. An interest rate swap can also
work in reverse, with a series receiving payments based on a    Interest rate swaps will be considered illiquid securities
fixed interest rate and making payments based on a floating     (see below).
interest rate.

Restricted and illiquid securities: Restricted securities       We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted      securities. For this Series, the 10% limit includes
under securities law.                                           restricted securities such as privately placed securities
                                                                that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready     institutional buyers without registration, which are
market, and cannot be easily sold within seven days at          commonly known as "Rule 144A Securities" and repurchase
approximately the price that a series has valued them.          agreements with maturities of over seven days.

----------------------------------------------------------------------------------------------------------------------------------

The Series may also enter into options and purchase depositary receipts. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Capital Reserves Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Capital Reserves Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover We anticipate that Capital Reserves Series' annual portfolio turnover will be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing   Investing in any mutual fund involves risk, including
   in Capital Reserves   the risk that you may receive little or no return on
                Series   your investment, and the risk that you may lose part
                         or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Capital
                         Reserves Series. Please see the Statement of
                         Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                              Risks                                           How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Capital Reserves Series
                                                                ------------------------------------------------------------------
Market risk is the risk that all or a majority of the           We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond          fixed-income securities that we believe can continue to make
market--will decline in value because of factors such as        interest and principal payments over an extended time frame
economic conditions, future expectations or investor            regardless of interim market fluctuations. We do not try to
confidence.                                                     predict overall bond market movements and generally do not trade for short-term purposes.

Industry and security risk is the risk that the value of        We diversify the Series' portfolio. We also follow a
securities in a particular industry or the value of an          rigorous selection process before choosing securities for
individual stock or bond will decline because of changing       the portfolio.
expectations for the performance of that industry or for the individual company issuing the stock or bond.

Interest rate risk is the risk that securities, particularly    We do not try to increase return by predicting and
bonds with longer maturities, will decrease in value if         aggressively capitalizing on interest rate moves.
interest rates rise.

Swaps may be particularly sensitive to interest rate            We will not invest in interest rate swaps with maturities of
changes. Depending on the actual movements of interest rates    more than two years. Each business day we calculate the
and how well the portfolio manager anticipates them, a          amount the Series must pay for swaps it holds and will
series could experience a higher or lower return than           segregate cash or other liquid securities to cover that
anticipated.                                                    amount.

Credit risk is the risk that there is the possibility that a    We may hold securities rated in the fourth category of
bond's issuer (or an entity that insures the bond) will be      investment grade; however, we carefully evaluate their
unable to make timely payments of interest and principal.       creditworthiness before purchasing the security.

Debt securities rated in the fourth category of investment      If the rating of a corporate debt security held by the
grade (e.g., BBB by S&P or Baa by Moody's) may have             Series falls below the fourth rating grade or if we
speculative characteristics. Changes in economic conditions     determine that an unrated security is no longer of
or other circumstances are more likely to affect issuers        comparable quality, we will dispose of the security as soon
ability to make principal and interest payments.                as practical, unless we think that would be detrimental in light of market conditions.

Prepayment risk is the risk that homeowners will prepay         We take into consideration the likelihood of prepayment when
mortgages during periods of low interest rates, forcing an      we select mortgages. We may look for mortgage securities
investor to reinvest their money at interest rates that         that have characteristics that make them less likely to be
might be lower than those on the prepaid mortgage.              prepaid, such as low outstanding loan balance or
                                                                below-market interest rates.

Liquidity risk is the possibility that securities cannot be     We limit exposure to illiquid securities. Swap agreements
readily sold within seven days at approximately the price       will be treated as illiquid securities, but most swap
that a series values them.                                      dealers will be willing to repurchase interest rate swaps.
----------------------------------------------------------------------------------------------------------------------------------

Investment manager    The Series is managed by Delaware Management Company.
                      Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.53% of average daily net assets for the last fiscal year.

Portfolio manager     Gary A. Reed has primary responsibility for making
                      day-to-day investment decisions for the Capital
                      Reserves Series.

                      Gary A. Reed, Vice President/Senior Portfolio Manager, holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has been Capital Reserves Series' senior portfolio manager since 1989.

Financial highlights

                                                                                                            Capital Reserves Series
-----------------------------------------------------------------------------------------------------------------------------------
The financial                                                                                                     Year Ended 12/31
highlights table                                                                    1999         1998      1997      1996     1995
is intended to help you              ----------------------------------------------------------------------------------------------
understand the Series'               Net asset value, beginning of year            $9.880      $9.790     $9.690   $9.930    $9.300
financial performance.
The total returns in the             Income (loss) from investment operations
table represent the rate
that an investor would               Net investment income                          0.546       0.556      0.613    0.623     0.643
have earned or lost on
an investment in the                 Net realized and unrealized gain (loss)
Series (assuming                       on investments                              (0.520)      0.090      0.100   (0.240)    0.630
reinvestment of all                                                              --------    --------   --------  -------   -------
dividends and                        Total from investment operations               0.026       0.646      0.713    0.383     1.273
distributions). All "per                                                         --------    --------   --------  -------   -------
share" information                   Less dividends
reflects financial results
for a single Series                  Dividends from net investment income          (0.546)     (0.556)    (0.613)  (0.623)   (0.643
share. This information
has been audited                     Total dividends                               (0.546)     (0.556)    (0.613)  (0.623)   (0.643
by Ernst & Young LLP,                                                            --------    --------   --------  -------   -------
whose report, along                  Net asset value, end of year                  $9.360      $9.880     $9.790   $9.690    $9.930
with the Series'                                                                 ========    ========   ========  =======   =======
financial statements, is             Total return(1)                                0.28%       6.78%      7.60%    4.05%    14.08%
included in the Series'
annual report, which is              Ratios and supplemental data
available upon request
by calling                           Net assets, end of period (000 omitted)      $36,701     $41,711    $29,177  $27,768   $27,935
800.523.1918.
                                     Ratio of expenses to average net assets        0.79%       0.79%      0.75%    0.72%     0.71%

                                     Ratio of net investment income to average
                                       net assets                                   5.68%       5.62%      6.31%    6.43%     6.64%

                                     Portfolio turnover                              129%        166%       120%     122%      145%
                                     ----------------------------------------------------------------------------------------------
                                     (1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for al periods shown.

                                                                             35

Cash Reserve Series

Our investment strategies


We invest primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

We maintain an average maturity of 90 days or less. Also, we do not purchase any securities with an effective remaining maturity of more than 397 days (approximately 13 months). We may shorten or lengthen the Series' average maturity based on our analysis of interest rate trends.

We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

Cash Reserve Series uses the same investment strategy as Delaware Cash Reserve Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we
typically invest in

----------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                  How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Capital Reserves Series
                                                                ------------------------------------------------------------------
Direct U.S. Treasury obligations include Treasury bills,        We may invest without limit in U.S. Treasury securities. We
notes and bonds of varying maturities. U.S. Treasury            would typically invest in Treasury bills or longer term
securities are backed by the "full faith and credit" of the     Treasury securities whose remaining effective maturity is
United States.                                                  less than 13 months.

Certificates of deposit and obligations of both U.S. and        We may invest in certificates of deposit from banks that
foreign banks: Debt instruments issued by a bank that pay       have assets of at least one billion dollars.
interest.

Investments in foreign banks and overseas branches of U.S.
banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

Corporate commercial paper and other corporate obligations:     We may invest in commercial paper and other corporate
Short-term debt obligations with maturities ranging from 2      obligations rated in one of the two highest ratings
to 270 days, issued by companies.                               categories by at least two NRSROs. The purchase of a
                                                                security that does not possess those ratings must be
                                                                approved by the Board of Trustees in accordance with the
                                                                maturity, quality and diversification conditions with which taxable money markets must comply. The Series will not
                                                                invest more than 5% of its total assets in securities rated in the second highest category by an NRSRO.

Repurchase agreements: An agreement between a buyer, such as    Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller      investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at    into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal    collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are      Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                             the collateral is U.S. government securities.
----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in asset-backed securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table.

Borrowing from banks Cash Reserve Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

The risks of investing    Investing in any mutual fund involves risk,
       in Cash Reserve    including the risk that you may receive little or
                Series    no return on your investment, and the risk that
                          you may lose part or all of the money you invest.
                          Before you invest in the Series you should carefully evaluate the risks. Following are the chief risks you assume when investing in the Cash
                          Reserve Series. Please see the Statement of
                          Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                            How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Capital Reserves Series
                                                                ------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly    Because Cash Reserve Series invests in short-term
bonds with longer maturities, will decrease in value if         securities, the value of its investments is generally not
interest rates rise.                                            affected by interest rate risk. However, a decline in
                                                                interest rates would adversely affect the level of income
                                                                provided by the Series.

Credit risk is the risk that there is the possibility that a    Cash Reserve Series holds only high quality short-term
bond's issuer (or an entity that insures the bond) will be      securities. Therefore it is generally not subject to
unable to make timely payments of interest and principal.       significant credit risk.

                                                                We limit our investments to those which the Board of
                                                                Trustees has determined to involve minimal credit risks and to be of high quality and which will otherwise meet the
                                                                maturity, quality and diversification conditions with which taxable money market funds must comply.

Inflation risk is the risk that the return from your            Cash Reserve Series is designed for short-term investment
investments will be less than the increase in the cost of       goals and therefore may not outpace inflation over longer
living due to inflation, thus preventing you from reaching      time periods. For this reason, Cash Reserve Series is not
your financial goals.                                           recommended as a primary investment for people with
                                                                long-term goals.
----------------------------------------------------------------------------------------------------------------------------------

Investment manager    The Series is managed by Delaware Management Company.
                      Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.46% of average daily net assets for the last fiscal year.

Financial highlights

                                                                                                               Cash Reserve Series
----------------------------------------------------------------------------------------------------------------------------------
The financial                                                                                                    Year Ended 12/31
highlights table                                                                   1999         1998      1997      1996     1995
is intended to help you             ----------------------------------------------------------------------------------------------
understand the Series'              Net asset value, beginning of year           $10.000     $10.000    $10.000  $10.000   $10.000
financial performance.              Income from investment operations
The total returns in the            Net investment income                          0.471       0.497      0.497    0.482     0.535
table represent the rate                                                        --------    --------   --------  -------   -------
that an investor would              Total from investment operations               0.471       0.497      0.497    0.482     0.535
have earned or lost on                                                          --------    --------   --------  -------   -------
an investment in the                Less dividends
Series (assuming
reinvestment of all                 Dividends from net investment income          (0.471)     (0.497)    (0.497)  (0.482)   (0.535)
dividends and                                                                   --------    --------   --------  -------   -------
distributions). All "per            Total dividends                               (0.471)     (0.497)    (0.497)  (0.482)   (0.535)
share" information                                                              --------    --------   --------  -------   -------
reflects financial results          Net asset value, end of year                 $10.000     $10.000    $10.000  $10.000   $10.000
for a single Series                                                             ========    ========   ========  =======   =======
share. This information             Total return(1)                                4.81%       5.08%      5.10%    4.93%     5.48%
has been audited
by Ernst & Young LLP,               Ratios and supplemental data
whose report, along
with the Series'                    Net assets, end of period (000 omitted)      $57,421     $42,893    $30,711  $26,479   $16,338
financial statements, is
included in the Series'             Ratio of expenses to average net assets        0.56%       0.59%      0.64%    0.61%     0.62%
annual report, which is
available upon request              Ratio of net investment income to average
by calling                            net assets                                   4.72%       4.96%      4.98%    4.82%     5.35%
800.523.1918.                       ----------------------------------------------------------------------------------------------
                                    (1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

Convertible Securities Series
Our investment strategies

Convertible Securities Series is a type of total return fund that invests in convertible securities to pursue a two-pronged investment objective: capital appreciation and current income.

We invest primarily in convertible securities. Convertible securities are typically preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. They also pay dividends or interest. Our strategy is based on the belief that characteristics of these securities make them particularly appropriate investments in seeking both capital appreciation and current income. These characteristics include:

o the potential for capital appreciation as the value of the underlying common stock increases;

o the relatively high yield received from interest or dividend payments on convertible securities as compared to common stock dividends; and,

o reduced price decline risk relative to the underlying common stock due to the income features of a convertible security.

Securities or assets obtained upon the conversion of convertible securities may be retained, subject to the Series' investment objective. There are no size limits on corporations in whose securities the Series may invest.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Stocks offer investors the potential for capital
typically invest in     appreciation, and may pay dividends as well.
                        Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Convertible securities often blend the potential benefits of stocks and fixed-income securities.

----------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                  How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Capital Reserves Series
                                                                ------------------------------------------------------------------
Convertible securities: Usually preferred stocks, corporate     Under normal conditions, the Series intends to invest at
bonds or equity-linked securities that can be exchanged for     least 65% of its total assets in convertible securities,
a set number of shares of common stock at a predetermined       which may include privately placed convertible securities.
price. These securities typically offer higher appreciation
potential than nonconvertible bonds and greater income          We will invest in convertible debt securities without regard
potential than nonconvertible preferred stocks.                 to rating categories. To the extent that convertible debt
                                                                securities we hold are not investment grade or are not
Convertible bonds are often rated below investment grade,       rated, there may be a greater risk as to the timely payment
that is, not rated within the four highest categories by S&P    of interest and principal.
and Moody's. Debt securities rated below investment grade
are often referred to as "high-yield bonds" or "junk bonds,"    If a convertible security held by the Series is called for
although these terms are not generally used in reference to     redemption, the Series will be required to redeem the
convertible debt securities.                                    security, convert it into the underlying common stock or
                                                                sell it to a third party.
A convertible bond may be subject to redemption at the
option of the issuer at a price established in the
instrument under which the convertible security was issued.

Zero coupon bonds and pay-in-kind bonds: Zero coupon            The Series may invest in zero coupon bonds and
securities are debt obligations which do not entitle the        payment-in-kind bonds, though this is not expected to be a
holder to any periodic payments of interest prior to            significant component of its strategy. The market prices of
maturity or a specified date when the securities begin          these bonds are generally more volatile than the market
paying current interest. Therefore, they are issued and         prices of securities that pay interest periodically and are
traded at a discount from their face amounts or par value.      likely to react to changes in interest rates to a greater
Payment-in-kind bonds pay interest or dividends in the form     degree than interest-paying bonds having similar maturities
of additional bonds or preferred stock.                         and credit quality. They may have certain tax consequences which, under certain conditions, could be adverse to the
                                                                Series.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                  How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                             Convertible Securities Series
                                                                ------------------------------------------------------------------
Private placements: Private placement securities are            What portion of the Series' portfolio is invested in
securities which have not been registered with the SEC and      convertible securities purchased in private placements
are usually only sold to large institutional investors. An      depends upon the relative attractiveness of those securities
issuer is often willing to provide more attractive features     compared to convertible securities that are publicly
in securities issued privately because it has avoided the       offered. Ordinarily, the Series expects that 50% of its
expense and delay involved in a public offering. Many           portfolio may be invested in convertible securities
private placement securities are subject to the SEC's Rule      purchased in private placements, but the percentage may be
144A, which permits them to be freely traded among qualified    substantially greater or less than 50%, depending upon
institutional buyers. These securities may therefore have a     prevailing market conditions.
liquid secondary market.
                                                                We anticipate that substantially all of the private
                                                                placements we purchase will be subject to Rule 144A. Subject to procedures approved by the Series' Board of Trustees, we may treat Rule 144A securities as liquid and therefore not subject to the 15% limitation on illiquid securities
                                                                described below.

Repurchase agreements:: An agreement between a buyer, such      Typically, we use repurchase agreements as a short-term
as the Series, and a seller of securities in which the          investment for the Series' cash position. In order to enter
seller agrees to buy the securities back within a specified     into these repurchase agreements, the Series must have
time at the same price the buyer paid for them, plus an         collateral of at least 102% of the repurchase price. The
amount equal to an agreed upon interest rate. Repurchase        Series will only enter into repurchase agreements in which
agreements are often viewed as equivalent to cash.              the collateral is U.S. government securities.

Foreign securities, Eurodollar convertible securities and       We may use foreign securities, Eurodollar convertible
depositary receipts or notes: Securities of foreign             securities and depositary receipts to add diversification to
entities, including issuers located in emerging markets,        the portfolio by permitting the Series to make investments
issued directly or, in the case of depositary receipts,         outside the U.S. market.
through a bank. Such foreign securities may be traded on a
foreign exchange, or they may be in the form of depositary
receipts or notes, such as American Depositary Receipts
(ADRs), American Depositary Notes (ADNs), European
Depositary Receipts (EDRs), European Depositary Notes
(EDNs), Global Depositary Receipts (GDRs) or Global
Depositary Notes (GDNs). Depositary receipts and notes
represent a bank's holding of a stated number of shares of a foreign corporation, which entitles the holder to all
dividends and capital gains earned by the underlying foreign shares.

The Series may also invest in Eurodollar convertible securities. Eurodollar convertible securities are fixed-income securities that are denominated in U.S. dollars and which are convertible into equity securities of that issuer. These Eurodollar securities are payable outside of the United States.

Illiquid securities: Securities that do not have a ready        We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at          securities, including repurchase agreements with maturities
approximately the price that a series has valued them.          of over seven days.
----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including preferred and common stock, warrants, U.S. government securities, non-convertible fixed-income securities, options, futures contracts and options on futures contracts and money market securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table.

Lending securities Convertible Securities Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions For temporary defensive purposes, Convertible Securities Series may hold all or a substantial portion of its assets in cash or cash equivalents, U.S. government securities and investment grade corporate bonds. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Borrowing from banks Convertible Securities Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Short sales against the box The Series may engage in short sales "against the box." While a short sale is made by selling a security the Series does not own, a short sale is "against the box" if the Series owns or has the right to obtain securities identical to those sold short, at no added cost.

Portfolio turnover We anticipate that Convertible Securities Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing    Investing in any mutual fund involves risk,
        in Convertible    including the risk that you may receive little or
     Securities Series    no return on your investment, and the risk that
                          you may lose part or all of the money you invest.
                          Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Convertible Securities Series. Please see the
                          Statement of Additional Information for further discussion of these risks and other risks not discussed here.


----------------------------------------------------------------------------------------------------------------------------------
                               Risks                                          How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                                             Convertible Securities Series
                                                                ------------------------------------------------------------------
Market risk is the risk that all or a majority of the           We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond          securities we believe can continue to pay income and
market--will decline in value because of factors such as        appreciate over an extended time frame regardless of
economic conditions, future expectations or investor            interim market fluctuations. We do not try to predict
confidence.                                                     overall stock market movements and though we may hold
                                                                securities for any period of time, we do not typically
                                                                trade for short-term purposes.

Industry and security risk is the risk that the value of        We limit the amount of Convertible Securities Series'
securities in a particular industry or the value of an          assets invested in any one industry and in any individual
individual stock or bond will decline because of changing       security. We also follow a rigorous selection process
expectations for the performance of that industry or for        before choosing securities for the portfolio.
the individual company issuing the security.

Credit risk The possibility that a security's issuer (or an     This risk may be reduced because of the ability to convert
entity that insures the security) will be unable to make        these securities into common stock.
timely payments of interest, dividends and principal.

Investing in securities rated below investment grade entails greater risk of principal loss than associated with investment grade bonds. It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of non-investment grade securities and corresponding volatility in the Series' net asset value.

Interest rate risk is the risk that securities,                 We will monitor interest rate trends and their potential
particularly bonds with longer maturities, will decrease in     impact on the Series. Though convertible securities may be
value if interest rates rise.                                   sensitive to interest rate movements, an individual
                                                                security's link to the underlying common stock may reduce
                                                                that sensitivity.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                               Risks                                          How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                                             Convertible Securities Series
                                                                ------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be         Most of the foreign securities that we invest in are
adversely affected by political instability (including          denominated in U.S. dollars.
governmental seizures or nationalization of assets),
changes in currency exchange rates, foreign economic
conditions or inadequate regulatory and accounting
standards. Foreign markets may also be less efficient, less
liquid, have greater price volatility, less regulation and
higher transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be     We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
----------------------------------------------------------------------------------------------------------------------------------

Investment manager    The Series is managed by Delaware Management Company.
                      Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio manager     Damon Andres has primary responsibility for making
                      day-to-day investment decisions for the Convertible
                      Securities Series.

                      Damon Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been managing the Convertible Securities Series since February 1999.

Financial highlights


                                                                                                       Convertible Securities Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Period 5/1/97(1)
The financial                                                                                 Year Ended 12/31           through
highlights table is                                                                          1999           1998         12/31/97
intended to help you         -------------------------------------------------------------------------------------------------------
understand the Series'       Net asset value, beginning of period                          $11.160        $11.660         $10.000
financial performance.
The total returns in the     Income (loss) from investment operations
table represent the rate
that an investor would       Net investment income                                           0.493          0.386           0.318
have earned or lost on
an investment in the         Net realized and unrealized gain (loss) on investments          0.247         (0.511)          1.342
Series (assuming                                                                           -------        -------         -------
reinvestment of all          Total from investment operations                                0.740         (0.125)          1.660
dividends and                                                                              -------        -------         -------
distributions). All "per     Less dividends and distributions
share" information
reflects financial results   Dividends from net investment income                           (0.410)        (0.305)           none
for a single Series
share. This information      Distributions from net realized gain on investments              none         (0.070)           none
has been audited by                                                                        -------        -------         -------
Ernst & Young LLP,           Total dividends and distributions                              (0.410)        (0.375)           none
whose report, along                                                                        -------        -------         -------
with the Series'             Net asset value, end of period                                $11.490        $11.160         $11.660
financial statements, is                                                                   =======        =======         =======
included in the Series'      Total return(2)                                                 6.97%         (1.17%)         16.60%(3)
annual report, which is
available upon request       Ratios and supplemental data
by calling
800.523.1918.                Net assets, end of period (000 omitted)                        $9,637         $8,133          $3,921

                             Ratio of expenses to average net assets                         0.83%          0.82%           0.80%

                             Ratio of expenses to average net assets prior to expense
                                limitation and expenses paid indirectly                      0.83%          0.82%           2.30%

                             Ratio of net investment income to average net assets            4.64%          4.78%           5.68%

                             Ratio of net investment income to average net assets
                                prior to expense limitation and expenses
                                paid indirectly                                              4.64%          4.78%           4.18%

                             Portfolio turnover                                                35%            77%            209%
                             -------------------------------------------------------------------------------------------------------

                             (1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

                             (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

                             (3) Total return reflects expense limitations in effect for the Series.

Devon Series
Our investment strategies

Devon Series is a total return fund but it invests the majority of its assets in stocks. This Series has a dual objective of capital appreciation and current income, but since it invests primarily in stocks, its shareholders should be comfortable accepting fluctuations of principal.

We invest primarily in common stocks that we believe have the potential for above-average dividend increases over time. Generally, at least 65% of the Series' assets will be invested in dividend-paying stocks.

In selecting stocks for Devon Series, we consider factors such as how much the stock's dividend has grown in the past, the frequency of the stock's prior dividend increases, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued.

Devon Series uses the same investment strategy as Delaware Devon Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


The securities we      Stocks offer investors the potential for capital
typically invest in    appreciation, and may pay dividends as well.



------------------------------------------------------------------------------------------------------------------------------------
                       Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Devon Series
                                                                 -------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership     Generally, 90% to 100% of the Series' assets will be invested in
in a corporation. Stockholders participate in the                common stocks. Under normal market conditions we will invest at
corporation's profits and losses, proportionate to the           least 65% of total assets in dividend-paying stocks.
number of shares they own.

Convertible securities: Usually preferred stocks or              Devon Series may invest in convertible securities; however, we will
corporate bonds that can be exchanged for a set number of        not invest more than 5% of net assets in convertible debt
shares of common stock at a predetermined price. These           securities that are rated below investment grade by an NRSRO or in
securities offer higher appreciation potential than              securities that are unrated but deemed equivalent to non-investment
nonconvertible bonds and greater income potential than           grade.
nonconvertible preferred stocks.

Repurchase agreements: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller       for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at     repurchase agreements, the Series must have collateral of at least
the same price the buyer paid for them, plus an amount equal     102% of the repurchase price. The Series will only enter into
to an agreed upon interest rate. Repurchase agreements are       repurchase agreements in which the collateral is U.S. government
often viewed as equivalent to cash.                              securities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                       How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Devon Series
                                                                 -------------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates issued by      We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holdings of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Restricted and illiquid securities: Restricted securities        We may invest up to 10% of net assets in illiquid securities. For
are privately placed securities whose resale is restricted       this Series, the 10% limit includes restricted securities such as
under securities law.                                            privately placed securities that are eligible for resale only among certain institutional buyers without registration, which are
Illiquid securities are securities that do not have a ready      commonly known as "Rule 144A Securities" and repurchase agreements
market, and cannot be easily sold within seven days at           with maturities of over seven days.
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Devon Series may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, fixed-income securities, futures contracts and options. The Series may also invest directly in foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Devon Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Devon Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Devon Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Devon Series' annual portfolio turnover will be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing   Investing in any mutual fund involves risk, including
in Devon Series          the risk that you may receive little or no return on
                         your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Devon
                         Series. Please see the Statement of Additional
                         Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                          Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Devon Series
                                                                 -------------------------------------------------------------------
Market risk is the risk that all or a majority of the            We maintain a long-term investment approach and focus on stocks we
securities in a certain market--like the stock or bond           believe can appreciate over an extended time frame regardless of
market--will decline in value because of factors such as         interim market fluctuations. We do not try to predict overall stock
economic conditions, future expectations or investor             market movements and generally do not trade for short-term
confidence.                                                      purposes.

Industry and security risk is the risk that the value of         We limit the amount of Devon Series' assets invested in any one
securities in a particular industry or the value of an           industry and in any individual security. We also follow a rigorous
individual stock or bond will decline because of changing        selection process before choosing securities for the portfolio.
expectations for the performance of that industry or for the individual company issuing the stock or bond.

Foreign risk is the risk that foreign securities may be          We typically invest only a small portion of Devon Series' portfolio
adversely affected by political instability (including           in foreign securities. When we do purchase foreign securities, they
governmental seizures or nationalization of assets), changes     are often denominated in U.S. dollars. We also tend to avoid
in currency exchange rates, foreign economic conditions or       markets where we believe accounting principles or the regulatory
inadequate regulatory and accounting standards. Foreign          structure are underdeveloped.
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be      We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager      The Series is managed by Delaware Management Company.
                        Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.63% of average daily net assets for the last fiscal year.

Portfolio managers      Frank X. Morris has primary responsibility for making
                        day-to-day investment decisions for the Devon Series. In making investment decisions for the Series, Mr. Morris regularly consults with Michael S. Morris.

                        Frank X. Morris, Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. Mr. Morris has been managing institutional equity portfolios at Delaware Investments since 1997. He has 17 years of investment management experience. He came to Delaware Investments from PNC Asset Management where he served as a securities analyst from 1983 to 1991 and portfolio manager from 1991 to 1994. He was subsequently named Director of Equity Research at PNC. He is a past president of the Philadelphia Society of Financial Analysts. Mr. Morris has been a member of Devon Series' management team since March 1999.

                        Michael S. Morris, Assistant Vice President/Equity Analyst, holds a BS from Indiana University with a major in finance. Previously he served as equity analyst at Walnut Asset Management where he covered a variety of industries. He has also worked at Pilgrim Baxter as a Senior Research Analyst covering financials and began his career at The State Teachers Retirement System of Ohio. Mr. Morris is a CFA charterholder.

Financial highlights


                                                                                                                        Devon Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Period 5/1/97(1)
The financial                                                                                 Year Ended 12/31           through
highlights table is                                                                          1999           1998         12/31/97
intended to help you         -------------------------------------------------------------------------------------------------------
understand the Series'       Net asset value, beginning of period                          $15.440        $12.730         $10.000
financial performance.
The total returns in the     Income (loss) from investment operations
table represent the rate
that an investor would       Net investment income                                           0.113          0.106           0.080
have earned or lost on
an investment in the         Net realized and unrealized gain (loss) on investments         (1.669)         2.889           2.650
Series (assuming                                                                           -------        -------         -------
reinvestment of all          Total from investment operations                               (1.556)         2.995           2.730
dividends and                                                                              -------        -------         -------
distributions). All "per     Less dividends and distributions
share" information
reflects financial results   Dividends from net investment income                           (0.090)        (0.080)           none
for a single Series
share. This information      Distributions from net realized gain on investments            (0.174)        (0.205)           none
has been audited by                                                                        -------        -------         -------
Ernst & Young LLP,           Total dividends and distributions                              (0.264)        (0.285)           none
whose report, along                                                                        -------        -------         -------
with the Series'             Net asset value, end of period                                $13.620        $15.440         $12.730
financial statements, is                                                                   =======        =======         =======
included in the Series'      Total return(2)                                               (10.13%)        24.05%          27.30%(3)
annual report, which is
available upon request       Ratios and supplemental data
by calling
800.523.1918.                Net assets, end of period (000 omitted)                       $77,929        $68,714         $16,653

                             Ratio of expenses to average net assets                         0.75%          0.66%           0.80%

                             Ratio of expenses to average net assets prior to expense
                                limitation and expenses paid indirectly                      0.75%          0.66%           0.91%

                             Ratio of net investment income to average net assets            0.90%          1.30%           2.01%

                             Ratio of net investment income to average net assets
                                prior to expense limitation and expenses paid indirectly     0.90%          1.30%           1.90%

                             Portfolio turnover                                               101%            34%             80%
                             -------------------------------------------------------------------------------------------------------

                             (1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

                             (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

                             (3) Total return reflects expense limitations in effect for the Series.


Emerging Markets Series
Our investment strategies

Emerging Markets Series seeks long-term capital appreciation. The Series may invest in a broad range of equity securities, including common stocks. Our primary emphasis will be on the stocks of companies located in or having their principal business in an emerging country.

We consider an "emerging country" to be any country that is:

o generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation;

o any country that is classified by the United Nations as developing; or

o any country that is included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. We may invest in other countries, particularly as markets in other emerging countries develop. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

In deciding whether a company is from an emerging country, we evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:

o the principal trading market for the company's securities is in a country that is emerging;

o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets;

o the company is organized under the laws of an emerging market country and has a principal office in an emerging country.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When we evaluate individual companies we strive to apply a value-oriented selection process, similar to what we use for International Equity Series. However, in emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the manager's assessment of the company's future growth potential.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

Emerging Markets Series uses the same investment strategy as Delaware Emerging Markets Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we       Stocks offer investors the potential for capital
typically invest in     appreciation, and may pay dividends as well.
                        Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.



------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                           How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Emerging Markets Series
                                                                 -------------------------------------------------------------------
Common stocks of emerging market companies: Securities that      The Series will invest its assets in common stocks, some of which
represent shares of ownership in a corporation. Stockholders     will be dividend-paying stocks.
participate in the corporation's profits and losses,
proportionate to the number of shares they own.

Corporate bonds: Debt obligations issued by U.S. or foreign      Emerging Markets Series may invest in corporate obligations issued
corporations.                                                    by emerging country companies. These bonds may be high risk, fixed-income securities.

Foreign government securities: Debt obligations issued by a      We may invest a portion of Emerging Markets Series' assets in
government other than the United States or by an agency,         foreign governmental securities issued by emerging or developing
instrumentality or political subdivision of such                 countries, which may be lower rated, including securities rated
governments.                                                     below investment grade.

Investment company securities: In some countries,                The Series may hold open-end and closed-end investment company
investments by U.S. mutual funds are generally made by           securities if we believe the country offers good investment
purchasing shares of investment companies that in turn           opportunities. These investments involve an indirect payment of a
invest in the securities of such countries.                      portion of the expenses of the other investment companies, including their advisory fees.

Foreign currency transactions: A forward foreign currency        The Series may invest in securities issued in any currency and hold
exchange contract involves an obligation to purchase or sell     foreign currency. Securities of issuers within a given country may
a specific currency on a fixed future date at a price that       be denominated in the currency of another country or in
is set at the time of the contract. The future date may be       multinational currency units such as the Euro.
any number of days from the date of the contract as agreed
by the parties involved.                                         Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies into
                                                                 U.S. dollars on a daily basis. The Series will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions. The Series may conduct its foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                 The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Series will not use forward contracts for speculative purposes.

American Depositary Receipts (ADRs), European Depositary         The Series may invest in sponsored and unsponsored ADRs, EDRs and
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs     GDRs, generally focusing on those whose underlying securities are
are receipts issued by a U.S. depositary (usually a U.S.         issued by foreign entities.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust            To determine whether to purchase a security in a foreign market or
company or a foreign branch of a U.S. bank). Depositary          through depositary receipts, we evaluate the price levels, the
receipts represent an ownership interest in an underlying        transaction costs, taxes and administrative costs involved with
security that is held by the depositary. Generally, the          each security to identify the most efficient choice.
holder of the depositary receipt is entitled to all payments of interest, dividends or capital gains that are made on the underlying security.

Brady Bonds: These are debt securities issued under the          The Series may invest in Brady Bonds. We believe that the economic
framework of the Brady Plan, an initiative for debtor            reforms undertaken by countries in connection with the issuance of
nations to restructure their outstanding external                Brady Bonds can make the debt of countries that have issued or have
indebtedness (generally, commercial bank debt). Brady Bonds      announced plans to issue these bonds a viable opportunity for
tend to be of lower quality and more speculative than            investment.
securities of developed country issuers.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                             How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Emerging Markets Series
                                                                 -------------------------------------------------------------------
High-yield, high risk fixed-income securities: Securities        Emerging Markets Series may invest up to 35% of its net assets, in
that are rated lower than BBB by S&P or Baa by Moody's, or       high-yield, high risk foreign fixed-income securities.
if unrated, of equal quality. These securities may be issued by companies or governments of emerging or developing
countries, which may be less creditworthy. The risk that
these companies or governments may not be able to make
interest or principal payments is substantial.

Repurchase agreements: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller       for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at     repurchase agreements, the Series must have collateral of at least
the same price the buyer paid for them, plus an amount equal     102% of the repurchase price. The Series may enter into repurchase
to an agreed upon interest rate. Repurchase agreements are       agreements in which the collateral is any security in which it may
often viewed as equivalent to cash.                              invest, but normally uses U.S. government securities as collateral.

Restricted securities: Privately placed securities whose         We may invest in privately placed securities, including those that
resale is restricted under securities law.                       are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule 144A
                                                                 Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                 securities, which is described below.

Illiquid securities: Securities that do not have a ready         We may invest up to 10% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at           including repurchase agreements with maturities of over seven days.
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including preferred stocks, convertible securities, zero coupon bonds, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Emerging Market Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Emerging Markets Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Emerging Markets Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing  Investing in any mutual fund involves risk, including
in Emerging Markets     the risk that you may receive little or no return on
Series                  your investment, and the risk that you may lose part or
                        all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Emerging
                        Markets Series. Please see the Statement of Additional
                        Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                         How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Emerging Markets Series
                                                                 -------------------------------------------------------------------
Market risk is the risk that all or a majority of the            We maintain a long-term investment approach and focus on stocks we
securities in a certain market--like the stock or bond           believe can appreciate over an extended time frame regardless of
market--will decline in value because of factors such as         interim market fluctuations. In deciding what portion of the
economic conditions, future expectations or investor             Series' portfolio should be invested in any individual country, we
confidence.                                                      evaluate a variety of factors, including opportunities and risks relative to other countries. We can also somewhat reduce market risk by holding a diversified portfolio.

Industry and security risk is the risk that the value of         We typically hold a number of different securities in a variety of
securities in a particular industry or the value of an           sectors in order to minimize the impact that a poorly performing
individual stock or bond will decline because of changing        security would have on the Series. This risk is more significant
expectations for the performance of that industry or for the     for the Series, which is a non-diversified fund.
individual company issuing the stock or bond.

Foreign risk is the risk that foreign securities may be          We carefully evaluate the overall situations in the countries where
adversely affected by political instability (including           we invest in an attempt to reduce these risks. We also tend to
governmental seizures or nationalization of assets), changes     avoid markets where we believe accounting principles or the
in currency exchange rates, foreign economic conditions or       regulatory structure are too underdeveloped.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Currency risk is the risk that the value of the Series'          The Series may try to hedge its currency risk by purchasing foreign
investments may be negatively affected by changes in foreign     currency exchange contracts. If the Series agrees to purchase or
currency exchange rates. Adverse changes in exchange rates       sell foreign securities at a pre-set price on a future date, the
may reduce or eliminate any gains produced by investments        Series attempts to protect the value of a security it owns from
that are denominated in foreign currencies and may increase      future changes in currency rates. If the Series has agreed to
any losses.                                                      purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in" the security's price in terms of
                                                                 U.S. dollars or another applicable currency. The Series may use forward currency exchange contracts only for defensive or
                                                                 protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.

                                                                 Another way in which we can protect against this risk is by holding stocks whose earnings are from exports or priced in U.S. dollars, so that a devaluation means unchanged U.S. dollar earnings (and higher local currency earnings).

Small company risk is the risk that prices of smaller            The Series may invest in small companies and would be subject to
companies may be more volatile than larger companies because     this risk. We typically hold a number of different stocks in order
of limited financial resources or dependence on narrow           to reduce the impact that one small company stock would have on the
product lines. Small company risk also comes from lower          Series. This risk is more significant for the Series, which is a
liquidity typically associated with small company stocks,        non-diversified fund.
which means the price may be affected by poorly executed
trades, even if the underlying business of the company is
unchanged.

Political risk is the risk that countries or the entire          We carefully evaluate the political situations in the countries
region where we invest may experience political instability,     where we invest and take into account any potential risks before we
which may cause greater fluctuation in the value and             select securities for the portfolio. We can also somewhat reduce
liquidity of our investments due to changes in currency          political risk by holding a diversified portfolio. However, there
exchange rates, governmental seizures or nationalization of      is no way to eliminate political risk when investing
assets.                                                          internationally.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                         How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Emerging Markets Series
                                                                 -------------------------------------------------------------------
Emerging markets risk is the possibility that the risks          Striving to manage this risk, the portfolio managers carefully
associated with international investing will be greater in       screen securities within emerging markets and attempt to consider
emerging markets than in more developed foreign markets          material risks associated with an individual company or bond
because, among other things, emerging markets may have less      issuer. We cannot eliminate emerging market risk and consequently
stable political and economic environments.                      encourage shareholders to invest in this Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.

Inefficient market risk is the risk that foreign markets may     The Series will attempt to reduce these risks by investing in a
be less liquid, have greater price volatility, less              number of different countries, and noting trends in the economy,
regulation and higher transaction costs than U.S. markets.       industries and financial markets.

Information risk is the possibility that foreign companies       The Series conducts a great deal of fundamental research on the
are subject to different accounting, auditing and financial      companies that it invests in rather than relying solely on
reporting standards than U.S. companies. There may be less       information available through financial reporting. We believe this
information available about foreign issuers than domestic        will help us to better uncover any potential weaknesses in
issuers. Furthermore, regulatory oversight of foreign            individual companies.
issuers may be less stringent or less consistently applied
than in the United States.

Non-diversified funds risk: Non-diversified investment           The Series is a non-diversified fund as defined by the Investment
companies have the flexibility to invest as much as 50% of       Company Act of 1940. Neverless, we typically hold securities from a
their assets in as few as two issuers with no single issuer      variety of different issuers representing a number of different
accounting for more than 25% of the portfolio. The remaining     countries. We also perform extensive analysis on all securities,
50% of the portfolio must be diversified so that no more         particularly those that represent a larger percentage of portfolio
than 5% of a fund's assets is invested in the securities of      assets.
a single issuer. Because a non-diversified fund may invest
its assets in fewer issuers, the value of fund shares may
increase or decrease more rapidly than if the fund were
fully diversified.

Foreign government securities risks relate to the ability of     The Series attempts to limit this risk by performing credit
a foreign government or government related issuer to make        analysis on the issuer of each security purchased. In addition, the
timely payments on its external debt obligations.                Series attempts to reduce this risk by limiting the portion of net assets that may be invested in these securities.

                                                                 The Series also compares the risk-reward potential of foreign government securities being considered to that offered by equity securities to determine whether to allocate assets to equity or fixed-income investments.

Credit risk of high-yield, high risk fixed-income                The Series may invest up to 35% of its net assets in high-yield,
securities: Securities rated lower than BBB by S&P and Baa       high risk foreign fixed-income securities.
by Moody's are considered to be of poor standing and
predominantly speculative as to the issuer's ability to          We intend to limit our investment in any single lower rated bond,
repay interest and principal.                                    which can help to reduce the effect of an individual default on the
                                                                 Series. We also intend to limit our overall holdings of bonds in
These bonds are often issued by less creditworthy companies      this category. Such limitations may not protect the Series from
or by highly leveraged (indebted) firms, which are generally     widespread bond defaults brought about by a sustained economic
less able than more financially stable firms to make             downturn or from price declines that might result from changes in
scheduled payments of interest and principal. The risks          the quality ratings of individual bonds.
posed by bonds issued under such circumstances are
substantial.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

Transaction costs risk: Costs of buying, selling and holding     We strive to monitor transaction costs and to choose an efficient
foreign securities, including brokerage, tax and custody         trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager      The Series is managed by Delaware International Advisers
                        Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 1.19% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers      Clive A. Gillmore has primary responsibility for making
                        day-to-day investment decisions for Emerging Markets
                        Series. In making investment decisions for the Series, Mr. Gillmore regularly consults with an international equity team of 14 members, including co-managers, Robert
                        Akester and Joshua H. Brooks.

                        Clive A. Gillmore, Director, Deputy Managing Director, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the University of Warwick. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing Emerging Markets Series since its inception.

                        Robert Akester, Senior Portfolio Manager of Delaware International Advisers Ltd., joined Delaware International Advisers in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

                        Joshua H. Brooks, Senior Portfolio Manager of Delaware International Advisers Ltd., holds a bachelor's degree from Yale University and holds an MBA from The London Business School. He began his investment career with Delaware Investments in 1991. Prior to joining the investment team in London, he was based in Philadelphia with responsibilities that included equity market analysis and acting as liaison with Delaware International Advisers.

Financial highlights

                                                                                                             Emerging Markets Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Period 5/1/97(1)
The financial                                                                                  Year Ended 12/31           through
highlights table is                                                                          1999           1998         12/31/97
intended to help you         -------------------------------------------------------------------------------------------------------
understand the Series'       Net asset value, beginning of period                           $5.810         $8.880         $10.000
financial performance.
The total returns in the     Income (loss) from investment operations
table represent the rate
that an investor would       Net investment income(2)                                        0.126          0.171           0.060
have earned or lost on
an investment in the         Net realized and unrealized gain (loss) on investments
Series (assuming                and foreign currencies                                       2.597         (2.991)         (1.180)
                                                                                           -------         -------        -------
reinvestment of all
dividends and                Total from investment operations                                2.723         (2.820)         (1.120)
distributions). All "per                                                                   -------         -------        -------
share" information           Less dividends and distributions
reflects financial results
for a single Series          Dividends from net investment income                           (0.133)        (0.030)           none
share. This information
has been audited by          Distributions from net realized gain on investments              none         (0.220)           none
                                                                                           -------         -------        -------
Ernst & Young LLP,
whose report, along          Total dividends and distributions                              (0.133)        (0.250)           none
                                                                                           -------         -------        -------
with the Series'
financial statements, is     Net asset value, end of period                                 $8.400         $5.810          $8.880
                                                                                           =======         =======        =======
included in the Series'
annual report, which is      Total return(3)                                                48.28%        (32.48%)        (11.20%)
available upon request
by calling                   Ratios and supplemental data
800.523.1918.
                             Net assets, end of period (000 omitted)                       $13,349         $5,356          $5,776

                             Ratio of expenses to average net assets                         1.47%          1.50%           1.50%

                             Ratio of expenses to average net assets
                                prior to expense limitation and expenses paid indirectly     1.53%          1.67%           2.45%

                             Ratio of net investment income to average net assets            1.88%          2.34%           0.89%

                             Ratio of net investment income (loss) to average net assets
                                prior to expense limitation and expenses paid indirectly     1.82%          2.17%          (0.06%)

                             Portfolio turnover                                                20%            38%             48%
------------------------------------------------------------------------------------------------------------------------------------

                             (1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

                             (2) Per share information was based on the average shares outstanding method.

                             (3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                                 Total return reflects expense limitations in effect for the Series.

Global Bond Series
Our investment strategies

Global Bond Series seeks current income consistent with the preservation of principal. We invest primarily in fixed-income securities that may also provide the potential for capital appreciation.

We may invest in:

o foreign and U.S. government securities;

o debt obligations of foreign and U.S. companies;

o debt securities of supranational entities;

o securities of issuers in emerging markets countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers;

o zero-coupon bonds.

While the Series may purchase securities of issuers in any foreign country, developed or emerging, we currently anticipate investing in Australia, Austria, Canada, Germany, Italy, Japan, Korea, the Netherlands, New Zealand, Norway, Portugal, South Africa, Spain, Sweden and the United Kingdom. This is a representative list; we may also invest in other countries. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Series will be affected by changes in interest rates. We generally keep the average weighted maturity of the portfolio in the five-to-ten year range. If we anticipate a declining interest rate environment; however, we may extend the average weighted maturity past ten years or if we anticipate a rising rate environment, we may shorten the average weighted maturity to less than five years.

Global Bond Series uses the same investment strategy as Delaware Global Bond Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we       Fixed-income securities offer the potential for greater
typically invest in     income payments than stocks, and also may provide
                        capital appreciation.


------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Global Bond Series
                                                                 -------------------------------------------------------------------
Corporate bonds: Debt obligations issued by U.S. or foreign      Global Bond Series may invest in corporate bonds, generally those
corporations.                                                    rated A or better by S&P or Moody's or if unrated, determined to be of comparable quality. The Series may also invest in high-yield, high risk emerging markets corporate bonds.

Foreign government securities: Debt obligations issued by a      The Series will generally invest in securities issued by foreign
government other than the United States or by an agency,         governments, their agencies, instrumentalities or political
instrumentality or political subdivision of such                 subdivisions that are rated AAA or AA by S&P or Aaa or Aa by
governments.                                                     Moody's or, if unrated, considered to be of comparable quality. We may invest a portion of the Series' assets in foreign governmental securities issued by emerging countries, which may be lower rated, including securities rated below investment grade.

U.S. government securities: Securities issued or guaranteed      The Series may invest a significant portion of its assets in U.S.
by the U.S. government or issued by an agency or                 government securities. It will invest only in U.S. government
instrumentality of the U.S. government.                          obligations, including bills, notes and bonds that are issued or guaranteed as to the payment of principal and interest by the U.S.
                                                                 government and securities of U.S. government agencies or
                                                                 instrumentalities that are backed by the full faith and credit of the United States.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           Securities                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Global Bond Series
                                                                 -------------------------------------------------------------------
Investment company securities: In some countries,                Global Bond Series may hold closed-end investment company
investments by U.S. mutual funds are generally made by           securities. The Series may hold investment company securities if we
purchasing shares of investment companies that in turn           believe the country offers good investment opportunities. These
invest in the securities of such countries.                      investments involve an indirect payment of a portion of the expenses of the other investment companies, including their advisory fees.

Foreign currency transactions: A forward foreign currency        The Series may invest in securities issued in any currency and hold
exchange contract involves an obligation to purchase or sell     foreign currency. Securities of issuers within a given country may
a specific currency on a fixed future date at a price that       be denominated in the currency of another country or in
is set at the time of the contract. The future date may be       multinational currency units such as the Euro.
any number of days from the date of the contract as agreed
by the parties involved.                                         Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies into
                                                                 U.S. dollars on a daily basis. The Series will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions. The Series may conduct its foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                 The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Series will not use forward contracts for speculative purposes.

Supranational entities: Debt securities of supranational         The Series may invest in a significant portion of its assets in
entities may be denominated in any currency. These               debt securities of supranational entities.
securities are typically of high-grade quality. A
supranational entity is an entity established or financially supported by the national governments of one or more
countries to promote reconstruction or development. The
International Bank for Reconstruction and Development (more
commonly known as the World Bank) would be one example of a
supranational entity.

Zero coupon bonds: Zero coupon bonds are debt obligations        The Series may invest in zero coupon bonds.
that do not entitle the holder to any periodic payments of
interest before maturity or a specified date when the
securities begin paying current interest. Therefore, they
are issued and traded at a discount from their face amounts
or par value. The market prices of zero coupon bonds are
generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to
changes in interest rates to a greater degree than do
non-zero coupon securities having similar maturities and
credit quality.

Brady Bonds: These are debt securities issued under the          Global Bond Series may invest in Brady Bonds. We believe that the
framework of the Brady Plan, an initiative for debtor            economic reforms undertaken by countries in connection with the
nations to restructure their outstanding external                issuance of Brady Bonds can make the debt of countries that have
indebtedness (generally, commercial bank debt). Brady Bonds      issued or have announced plans to issue these bonds a viable
tend to be of lower quality and more speculative than            opportunity for investment.
securities of developed country issuers.

High-yield, high risk fixed-income securities: Securities        Global Bond Series may invest a portion of its assets in these
that are rated lower than BBB by S&P or Baa by Moody's, or       securities.
if unrated, of equal quality. These securities may be issued by companies or governments of emerging or developing
countries, which may be less creditworthy. The risk that
these companies or governments may not be able to make
interest or principal payments is substantial.

Repurchase agreements: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller       for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at     repurchase agreements, the Series must have collateral of at least
the same price the buyer paid for them, plus an amount equal     102% of the repurchase price. The Series may enter into repurchase
to an agreed upon interest rate. Repurchase agreements are       agreements in which the collateral is any security in which it may
often viewed as equivalent to cash.                              invest, but normally uses U.S. government securities as collateral.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Global Bond Series
                                                                 -------------------------------------------------------------------
Restricted securities: Privately placed securities whose         We may invest in privately placed securities, including those that
resale is restricted under securities law.                       are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule 144A
                                                                 Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                 securities, which is described below.

Illiquid securities: Securities that do not have a ready         We may invest up to 10% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at           including repurchase agreements with maturities of over seven days.
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including futures contracts and options and interest rate swaps. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Global Bond Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Global Bond Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Global Bond Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover The Series anticipates that its annual portfolio turnover may exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing  Investing in any mutual fund involves risk, including
in Global Bond Series   the risk that you may receive little or no return on
                        your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Global Bond
                        Series. Please see the Statement of Additional
                        Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                                          How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Global Bond Series
                                                                --------------------------------------------------------------------
Market risk is the risk that all or a majority of the            We maintain a long-term investment approach and focus on stocks we
securities in a certain market--like the stock or bond           believe can appreciate over an extended time frame regardless of
market--will decline in value because of factors such as         interim market fluctuations. In deciding what portion of the
economic conditions, future expectations or investor             Series' portfolio should be invested in any individual country, we
confidence.                                                      evaluate a variety of factors, including opportunities and risks relative to other countries. As part of the Series' principal investment strategy, the Series may invest in securities that generally have relatively less market risk.

Industry and security risk is the risk that the value of         We typically hold a number of different securities in a variety of
securities in a particular industry or the value of an           sectors in order to minimize the impact that a poorly performing
individual stock or bond will decline because of changing        security would have on the Series. This risk is more significant
expectations for the performance of that industry or for the     for the Series, which is a non-diversified fund.
individual company issuing the stock or bond.

Interest rate risk is the risk that securities, particularly     Interest rate risk is a significant risk for Global Bond Series. In
bonds with longer maturities, will decrease in value if          an attempt to manage interest rate risk, we adjust the Series'
interest rates rise.                                             average weighted maturity based on our view of interest rates. The
                                                                 Series' average weighted maturity will generally be in the five-to-ten year range. When we anticipate that interest rates will decline, we may extend the average maturity beyond ten years and when we anticipate that interest rates will rise, we may shorten the average maturity to less than five years.

Currency risk is the risk that the value of a series'            The Series may try to hedge its currency risk by purchasing foreign
investments may be negatively affected by changes in foreign     currency exchange contracts. If the Series agrees to purchase or
currency exchange rates. Adverse changes in exchange rates       sell foreign securities at a pre-set price on a future date, the
may reduce or eliminate any gains produced by investments        Series attempts to protect the value of a security it owns from
that are denominated in foreign currencies and may increase      future changes in currency rates. If the Series has agreed to
any losses.                                                      purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in" the security's price in terms of
                                                                 U.S. dollars or another applicable currency. The Series may use forward currency exchange contracts only for defensive or
                                                                 protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.

Political risk is the risk that countries or the entire          We evaluate the political situations in the countries where we
region where we invest may experience political instability.     invest and take into account any potential risks before we select
This may cause greater fluctuation in the value and              securities for the portfolio. However, there is no way to eliminate
liquidity of our investments due to changes in currency          political risk when investing internationally.
exchange rates, governmental seizures or nationalization of
assets.

Emerging market risk is the possibility that the risks           Striving to manage this risk, the portfolio managers carefully
associated with international investing will be greater in       screen securities within emerging markets and attempt to consider
emerging markets than in more developed foreign markets          material risks associated with an individual company or bond
because, among other things, emerging markets may have less      issuer. We cannot eliminate emerging market risk and consequently
stable political and economic environments.                      encourage shareholders to invest in the Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.

Inefficient market risk is the risk that foreign markets may     The Series will attempt to reduce these risks by investing in a
be less liquid, have greater price volatility, less              number of different countries, and noting trends in the economy,
regulation and higher transaction costs than U.S. markets.       industries and financial markets.

                                                                 The Series will also perform credit analysis in an attempt to reduce these risks.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                                          How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Global Bond Series
                                                                 -------------------------------------------------------------------
Information risk is the risk that foreign companies may be       We conduct fundamental research on the companies we invest in
subject to different accounting, auditing and financial          rather than relying solely on information available through
reporting standards than U.S. companies. There may be less       financial reporting. We believe this will help us to better uncover
information available about foreign issuers than domestic        any potential weaknesses in individual companies.
issuers. Furthermore, regulatory oversight of foreign
issuers may be less stringent or less consistently applied
than in the United States.

Non-diversified funds risk: Non-diversified investment           Global Bond Series is a non-diversified fund as defined by the
companies have the flexibility to invest as much as 50% of       Investment Company Act of 1940. Nevertheless, we typically hold
their assets in as few as two issuers with no single issuer      securities from a variety of different issuers, representing a
accounting for more than 25% of the portfolio. The remaining     number of different countries. We also perform extensive analysis
50% of the portfolio must be diversified so that no more         on all securities, particularly those that represent a larger
than 5% of a fund's assets is invested in the securities of      percentage of portfolio assets.
a single issuer. Because a non-diversified fund may invest
its assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.

Foreign government and supranational securities risk relates     The Series will attempt to limit this risk by performing credit
to the ability of a foreign government or government related     analysis on the issuer of each security purchased.
issuer to make timely payments on its external debt
obligations.                                                     The Series attempts to reduce the risks associated with investing in foreign governments by focusing on bonds rated within the two highest rating categories.

Credit risk of high-yield, high risk fixed-income                The Series may invest a portion of its assets in these securities.
securities: Securities rated lower than BBB by S&P and Baa       We intend to limit our investment in any single lower rated bond,
by Moody's are considered to be of poor standing and             which can help to reduce the effect of an individual default on the
predominantly speculative as to the issuer's ability to          Series. We also intend to limit our overall holdings of bonds in
repay interest and principal.                                    this category. Such limitations may not protect the Series from widespread bond defaults brought about by a sustained economic
These bonds are often issued by less creditworthy companies      downturn or from price declines that might result from changes in
or by highly leveraged (indebted) firms, which are generally     the quality ratings of individual bonds.
less able than more financially stable firms to make
scheduled payments of interest and principal. The risks
posed by bonds issued under such circumstances are
substantial.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

Transaction cost risk: Costs of buying, selling and holding      We strive to monitor transaction costs and to choose an efficient
foreign securities, including brokerage, tax and custody         trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager      The Series is managed by Delaware International Advisers
                        Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers      Christopher A. Moth and Joanna Bates have primary
                        responsibility for making day-to-day investment decisions for Global Bond Series. In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed income team members.

                        Christopher A. Moth, Senior Portfolio Manager, Director of Investment Strategy, Fixed Income and Currency and Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers, he has been a key contributor in developing the fixed-income product and establishing the in-house systems to control and facilitate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Series in January 1997.

                        Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

                        David G. Tilles, Managing Director and Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International Advisers in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International Advisers was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Financial highlights

                                                                                                               Global Bond Series
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Period 5/2/96(1)
                                                                                             Year Ended 12/31             through
                                                                                        1999        1998         1997    12/31/96
                         --------------------------------------------------------------------------------------------------------
The financial            Net asset value, beginning of period                        $10.680     $10.500      $10.960     $10.000
highlights table is
intended to help you     Income (loss) from investment operations
understand the
Series' financial        Net investment income(2)                                      0.576       0.608        0.636       0.339
performance. The
total returns in the     Net realized and unrealized gain (loss) on investments
table represent the        and foreign currencies                                     (0.950)      0.182       (0.551)      0.831
rate that an                                                                         -------     -------      -------     -------
investor would have      Total from investment operations                             (0.374)      0.790        0.085       1.170
earned or lost on an                                                                 -------     -------      -------     -------
investment in the        Less dividends and distributions
Series (assuming
reinvestment of all      Dividends from net investment income                         (0.514)     (0.600)      (0.460)     (0.210)
dividends and
distributions). All      Distributions from net realized gain on investments          (0.062)     (0.010)      (0.085)       none
"per share"                                                                          -------     -------      -------     -------
information reflects     Total dividends and distributions                            (0.576)     (0.610)      (0.545)     (0.210)
financial results                                                                    -------     -------      -------     -------
for a single Series      Net asset value, end of period                               $9.730     $10.680      $10.500     $10.960
share. This                                                                          =======     =======      =======     =======
information has been     Total return(3)                                              (3.60%)      7.82%(4)     0.88%(4)   11.79%(4)
audited by Ernst &
Young LLP, whose         Ratios and supplemental data
report, along with
the Series'              Net assets, end of period (000 omitted)                     $20,231     $21,711      $16,876      $9,471
financial
statements, is           Ratio of expenses to average net assets                       0.85%       0.83%        0.80%       0.80%
included in the
Series' annual           Ratio of expenses to average net assets prior
report, which is            to expense limitation and expenses paid indirectly         0.85%       0.92%        1.08%       1.19%
available upon
request by calling       Ratio of net investment income to average net assets          5.64%       5.83%        6.03%       6.51%
800.523.1918.
                         Ratio of net investment income to average net assets
                            prior to expense limitation and expenses paid indirectly   5.64%       5.74%        5.75%       6.12%

                         Portfolio turnover                                             100%         79%          97%         56%
                         --------------------------------------------------------------------------------------------------------
                         (1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
                         (2) Per share information for the years ended December 31, 1997, 1998 and 1999 was based on the average shares outstanding method.
                         (3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                         (4) Total return reflects expense limitations in effect for the Series.

Growth and Income Series

Our investment strategies

The Growth and Income Series seeks the highest possible total rate of return. The Growth and Income Series invests primarily in the common stocks of established companies that we believe have long-term total return potential. These stocks offer both current income through dividends and capital growth potential through possible increases in stock prices. A focus on stocks with high dividend yields, such as the one we use, is generally considered to be a value-oriented investment approach.

We first identify companies that have above-average dividend yields compared to the unmanaged S&P 500 Index, a commonly used measure of U.S. stocks. We then research individual companies and analyze economic and market conditions, seeking to identify the securities that we think are the best investments for the Series.

Growth and Income Series uses the same investment strategy as Delaware Growth and Income Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we        Stocks offer investors the potential for capital
typically invest in      appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership            Generally, we invest 90% to 100% of the Series' net assets
in a corporation. Stockholders participate in the                       in dividend-paying common stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

American Depositary Receipts (ADRs): Certificates issued by             We may invest without limitation in ADRs. We use them when
a U.S. bank which represent the bank's holdings of a stated             we believe they offer better total return opportunities than
number of shares of a foreign corporation. An ADR entitles              U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer, such as            Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller              investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at            into these repurchase agreements, the Series' must have
the same price the buyer paid for them, plus an amount equal            collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are              Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                     the collateral is U.S. government securities.

Restricted and illiquid securities: Restricted securities               We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted              securities. For this Series, the 10% limit includes
under securities law.                                                   restricted securities such as privately placed securities
                                                                        that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready             institutional buyers without registration, which are
market, and cannot be easily sold within seven days at                  commonly known as "Rule 144A Securities" and repurchase
approximately the price that a series has valued them.                  agreements with maturities of over seven days.

------------------------------------------------------------------------------------------------------------------------------------

The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into options transactions for defensive purposes. It may invest in Global and European Depositary Receipts and directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Growth and Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Growth and Income Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that annual portfolio turnover for the Series will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing Investing in any mutual fund involves risk, including in Growth and the risk that you may receive little or no return on Income Series your investment, and the risk that you may lose part or all of the money you invest. Before you invest, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Growth and Income Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                            Risks                                                        How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                   We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                  stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as                regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                    predict overall stock market movements and generally do not
confidence.                                                             trade for short-term purposes.

Industry and security risk is the risk that the value of                We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                  one industry and in any individual security. We also follow
individual stock or bond will decline because of changing               a rigorous selection process designed to identify
expectations for the performance of that industry or for the            undervalued securities before choosing securities for the
individual company issuing the stock or bond.                           portfolio.

Foreign risk is the risk that foreign securities may be                 We typically invest only a small portion of the Series'
adversely affected by political instability (including                  portfolio in foreign corporations through American
governmental seizures or nationalization of assets), changes            Depositary Receipts. We do not presently intend to invest
in currency exchange rates, foreign economic conditions or              directly in foreign securities. When we do purchase ADRs,
inadequate regulatory and accounting standards. Foreign                 they are generally denominated in U.S. dollars and traded on
markets may also be less efficient, less liquid, have                   a U.S. exchange.
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be             We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager      The Series is managed by Delaware Management Company.
                        Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

Portfolio manager       John B. Fields has primary responsibility for making
                        day-to-day investment decisions for Growth and Income
                        Series.

                        John B. Fields, Senior Vice President and Senior Portfolio Manager, joined Delaware Investments in 1992 and has 29 years' experience in investment management. He earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerical Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In making investment decisions for Growth and Income Series, Mr. Fields works with a team of Delaware portfolio managers utilizing the same investment strategy. He has been managing Growth and Income Series since 1992.

Financial highlights

                                                                                                           Growth and Income Series
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Year Ended 12/31
                                                                                    1999        1998       1997      1996      1995
                        -----------------------------------------------------------------------------------------------------------
The financial           Net asset value, beginning of year                      $ 19.420    $ 18.800   $ 15.980  $ 14.830  $ 11.480
highlights table is
intended to help you    Income (loss) from investment operations
understand the
Series' financial       Net investment income                                      0.323       0.361      0.324     0.377     0.416
performance. The
total returns in the    Net realized and unrealized gain (loss) on investments    (0.882)      1.636      4.216     2.398     3.574
table represent the                                                             --------   ---------   --------  --------  --------
rate that an            Total from investment operations                          (0.559)      1.997      4.540     2.775     3.990
investor would have                                                             --------   ---------   --------  --------  --------
earned or lost on an    Less dividends and distributions
investment in the
Series (assuming        Dividends from net investment income                      (0.361)     (0.327)    (0.370)   (0.420)   (0.430)
reinvestment of all
dividends and           Distributions from net realized gain on investments       (1.480)     (1.050)    (1.350)   (1.205)   (0.210)
distributions). All                                                             --------   ---------   --------  --------  --------
"per share"             Total dividends and distributions                         (1.841)     (1.377)    (1.720)   (1.625)   (0.640)
information reflects                                                            --------   ---------   --------  --------  --------
financial results       Net asset value, end of year                             $17.020   $  19.420   $ 18.800  $ 15.980  $ 14.830
for a single Series                                                             ========   =========   ========  ========  ========
share. This             Total return(1)                                           (2.98%)     11.35%     31.00%    20.72%    36.12%
information has been
audited by Ernst &      Ratios and supplemental data
Young LLP, whose
report, along with      Net assets, end of period (000 omitted)                 $501,928    $579,907   $401,402  $166,647  $109,003
the Series'
financial               Ratio of expenses to average net assets                    0.71%       0.71%      0.71%     0.67%     0.69%
statements, is
included in the         Ratio of net investment income to average net assets       1.75%       2.00%      2.02%     2.66%     3.24%
Series' annual
report, which is        Portfolio turnover                                           92%         81%        54%       81%       85%
available upon          ------------------------------------------------------------------------------------------------------------
request by calling      (1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance
800.523.1918.               policies and inclusion of these charges would reduce total return figures for all periods shown.

Growth Opportunities Series

Our investment strategies

We strive to identify companies of medium market capitalization that offer above-average opportunities for long-term capital growth because they are poised to provide high and consistent earnings growth. Medium-size companies are generally considered to be those with market capitalizations between $2 billion and $10 billion.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. However, the smallest companies generally involve the most risk because they may have very limited resources, less management experience and narrower product lines. We believe that medium-size companies can provide many of the growth opportunities of small companies, but with less risk. Medium-size companies may be more established in their industry and have greater financial resources. Yet, they may still have the flexibility and growth potential of a smaller company.

We use a bottom-up approach to stock selection, carefully evaluating the characteristics of individual companies. We rely heavily on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our first step in identifying promising companies is to pinpoint stocks that exhibit one or more of the following characteristics:

o a history of high earnings-per-share growth;

o expectations for future earnings growth that are either high or accelerating;

o a price to earnings ratio that is low relative to other stocks - indicating that the stock might be undervalued;

o a discounted cash flow that is high relative to other stocks; or

o a special situation that has caused the stock to fall out of favor, but which we believe creates potential for even greater long-term price appreciation.

Once we have narrowed our search to companies with these characteristics, we then conduct even more thorough hands-on research, evaluating a wide variety of factors, including:

o the financial strength of the company;

o the expertise of its management;

o the growth potential of the company within its industry; and

o the growth potential of the industry.

Our goal is to select companies that are likely to perform well over an extended time frame.

In order to reduce the inherent risks of equity investing, we maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Growth Opportunities Series uses the same investment strategy as Delaware Growth Opportunities Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we       Stocks offer investors the potential for capital
typically invest in     appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                                       How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                    stock with an emphasis on medium-size companies.
corporation's profits and losses, proportionate to the
number of shares they own.

American Depositary Receipts (ADRs): Certificates issued by          We may hold ADRs when we believe they offer greater
a U.S. bank that represent the bank's holdings of a stated           appreciation potential than U.S. securities.
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                  the collateral is U.S. government securities.

Restricted and illiquid securities: Restricted securities            We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted           securities. For this Series, the 10% limit includes
under securities law.                                                restricted securities such as privately placed securities
                                                                     that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready          institutional buyers without registration, which are
market, and cannot be easily sold within seven days at               commonly known as "Rule 144A Securities" and repurchase
approximately the price that a series has valued them.               agreements with maturities of over seven days.

Options: Options represent a right to buy or sell a security         If we have stocks that appreciated in price, we may want to
or group of securities at an agreed upon price at a future           protect those gains when we anticipate adverse conditions.
date. The purchaser of an option may or may not choose to go         We might use options to neutralize the effect of any price
through with the transaction.                                        declines, without selling the security. We might also use
                                                                     options to gain exposure to a particular market segment
Writing a covered call option on a security obligates the            without purchasing individual securities in that segment. We
owner of the security to sell it at an agreed upon price on          might use this approach if we had excess cash that we wanted
an agreed upon date (usually no more than nine months in the         to invest quickly.
future.) The owner of the security receives a premium
payment from the purchaser of the call, but if the security          We might use covered call options if we believe that doing
appreciates to a price greater than the agreed upon selling          so would help the Series to meet its investment objective.
price, the fund would lose out on those gains.
                                                                     Use of these strategies can increase the operating costs of
Options are generally considered to be derivative                    the Series and can lead to loss of principal.
securities.
------------------------------------------------------------------------------------------------------------------------------------

Growth Opportunities Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Growth Opportunities Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Growth Opportunities Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Growth Opportunities Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and corporate bonds rated BBB or above by an NRSRO. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Growth Opportunities Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing  Investing in any mutual fund involves risk, including in Growth the risk that you may receive little or no return on Opportunities Series your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Growth Opportunities Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                           Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and though we may
confidence.                                                          hold securities for any amount of time, we typically do not trade for short-term purposes.

Industry and security risk is the risk that the value of             We limit the amount of Growth Opportunities Series' assets
securities in a particular industry or the value of an               invested in any one industry and in any individual security.
individual stock or bond will decline because of changing            We also follow a rigorous selection process before choosing
expectations for the performance of that industry or for the         securities and continuously monitor them while they remain
individual company issuing the stock.                                in the portfolio.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------------

Small- and medium-size company risk is the risk that prices          Though the Series may invest in small companies, our focus
of smaller companies may be more volatile than larger                is on medium-size companies. We believe medium-size
companies because of limited financial resources or                  companies, in general, are more stable than smaller
dependence on narrow product lines.                                  companies and involve less risk due to their larger size,
                                                                     greater experience and more extensive financial resources.
                                                                     Nonetheless, medium-size companies have many of the same
                                                                     risks as small companies and are considered to be riskier, in general, than large-size companies. To address this risk, the Series maintains a well-diversified portfolio, selects stocks carefully and monitors them continuously.

Interest rate risk is the risk that securities will decrease         We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally               flow to determine the company's ability to finance future
associated with bonds; however, because small- and                   expansion and operations. The potential affect that rising
medium-sized companies often borrow money to finance their           interest rates might have on a stock is taken into
operations, they may be adversely affected by rising                 consideration before the stock is purchased.
interest rates.

Options risk is the possibility that a series may experience         We will not use options for speculative reasons. We may use
a loss if it employs an options strategy related to a                options to protect gains in the portfolio without actually
security or a market index and that security or index moves          selling a security. We may also use options to quickly
in the opposite direction from what the manager anticipated.         invest excess cash so that the portfolio is generally fully
Options also involve additional expenses, which could reduce         invested.
any benefit or increase any loss that a fund gains from
using the strategy.

Foreign risk is the risk that foreign securities may be              We typically invest only a small portion of the Series'
adversely affected by political instability (including               portfolio in foreign corporations indirectly through
governmental seizures or nationalization of assets), changes         American Depositary Receipts. When we do purchase ADRs, they
in currency exchange rates, foreign economic conditions or           are generally denominated in U.S. dollars and traded on a
inadequate regulatory and accounting standards. Foreign              U.S. exchange.
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager      The Series is managed by Delaware Management Company.
                        Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers      Gerald S. Frey has primary responsibility for making
                        day-to-day investment decisions for Growth Opportunities
                        Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett,
                        John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and
                        Lori P. Wachs.

                        Gerald S. Frey, Senior Vice President/Senior Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was Co-Manager from June 1996 to March 1997.

                        Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

                        John A. Heffern, Vice President, Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

                        Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

                        Steven T. Lampe, Vice President, Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

                        Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

Financial highlights

                                                                                                      Growth Opportunities Series
                                                                                                         (formerly DelCap Series)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Year Ended 12/31
                                                                                1999        1998        1997      1996       1995
                        ---------------------------------------------------------------------------------------------------------
The financial           Net asset value, beginning of year                  $ 18.550    $ 17.270    $ 15.890   $15.130    $11.750
highlights table is
intended to help you    Income (loss) from investment operations
understand the
Series' financial       Net investment income (loss)(1)                       (0.055)     (0.026)     (0.010)   (0.015)     0.072
performance. The
total returns in the    Net realized and unrealized gain on investments       11.055       2.901       2.260     2.030      3.378
table represent the                                                         --------    --------    --------   -------    -------
rate that an            Total from investment operations                      11.000       2.875       2.250     2.015      3.450
investor would have                                                         --------    --------    --------   -------    -------
earned or lost on an    Less dividends and distributions
investment in the
Series (assuming        Dividends from net investment income                    none        none        none    (0.070)    (0.070)
reinvestment of all
dividends and           Distributions from net realized gain on investments   (1.000)     (1.595)     (0.870)   (1.185)      none
distributions). All                                                         --------    --------    --------   -------    -------
"per share"             Total dividends and distributions                     (1.000)     (1.595)     (0.870)   (1.255)    (0.070)
information reflects                                                        --------    --------    --------   -------    -------
financial results
for a single Series     Net asset value, end of year                        $ 28.550    $ 18.550    $ 17.270   $15.890    $15.130
share. This                                                                 ========    ========    ========   =======    =======
information has been
audited by Ernst &      Total return(2)                                       62.94%      18.81%(3)   14.90%(3  14.46%(3)  29.53%(3)
Young LLP, whose
report, along with      Ratios and supplemental data
the Series'
financial               Net assets, end of period (000 omitted)             $216,062    $130,548    $110,455   $79,900    $58,123
statements, is
included in the         Ratio of expenses to average net assets                0.82%       0.80%       0.80%     0.80%      0.80%
Series' annual
report, which is        Ratio of expenses to average net assets
available upon             prior to expense limitation and expenses
request by calling         paid indirectly                                     0.82%       0.86%       0.87%     0.82%      0.85%
800.523.1918.
                        Ratio of net investment income (loss) to
                           average net assets                                 (0.27%)     (0.16%)     (0.06%)   (0.11%)     0.61%

                        Ratio of net investment income (loss) to average
                           net assets prior to expense limitation and
                           expenses paid indirectly                           (0.27%)     (0.22%)     (0.13%)   (0.13%)     0.56%

                        Portfolio turnover                                      132%        142%        134%       85%        73%
                        ----------------------------------------------------------------------------------------------------------
                        (1) Per share information for the years ended December 31, 1997, 1998 and 1999 was based on the average shares outstanding method.
                        (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                        (3) Total return reflects expense limitations in effect for the Series.

High Yield Series

Our investment strategies

We invest primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Series' assets primarily in high-yield bonds or junk bonds, which involve greater risks than investment grade bonds. The Series may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

The Series strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. At least 65% of the Series' assets will be invested in corporate bonds rated at the time of purchase as BB or lower by S&P or similarly rated by another NRSRO or, if unrated, that we judge to be of comparable quality. The Series also may invest in bonds of foreign issuers in pursuit of its objective.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. The Board changed the Series' investment objective effective May 1, 2000 from "high current income" to the current investment objective of the Series "total return, with high current income as a secondary objective." This change in investment objective will be implemented over the course of the three to six months following May 15, 2000.

  The securities we     Fixed-income securities offer the potential for greater
typically invest in     income payments than stocks, and also may provide
                        capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                                Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a             The Series may invest without limit in high-yield corporate
corporation and rated lower than investment grade by an              bonds. Typically, we invest in bonds rated BB or B by S&P
NRSRO such as S&P or Moody's or, if unrated, that we believe         or, if unrated, are of equivalent quality. We will not
are of comparable quality. These securities are considered           invest more than 15% of total assets in bonds which, at the
to be of poor standing and predominately speculative.                time of purchase, are rated CCC or, if unrated, are of
                                                                     equivalent quality. Also, we will not invest in bonds which, at the time of purchase, are rated below CCC or, if unrated, are of equivalent quality.

U.S. government securities: Direct U.S. obligations                  The Series may invest without limit in U.S. government
including bills, notes, bonds and other debt securities              securities. However, they will typically be a small
issued by the U.S. Treasury or securities of U.S. government         percentage of the portfolio because they generally do not
agencies or instrumentalities which are backed by the full           offer as high a level of current income as high-yield
faith and credit of the United States.                               corporate bonds.

Foreign government or corporate securities: Securities               The Series may invest up to 15% of its total assets in
issued by foreign governments or supranational entities or           securities of issuers domiciled in foreign countries
foreign corporations.                                                including both established countries and those with emerging markets. When investing in these foreign securities, the
A supranational entity is an entity established or                   Series may not invest more than two-thirds of that 15%
financially supported by the national governments of one or          amount (that is, 10% of total assets) in any combination of
more countries. The International Bank for Reconstruction            non-dollar denominated securities and emerging market
and Development (more commonly known as the World Bank) is           securities.
one example of a Supranational entity.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero coupon                 We may invest in zero coupon bonds and payment-in-kind
securities are debt obligations which do not entitle the             bonds, though we do not expect this to be a significant
holder to any periodic payments of interest prior to                 component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin               are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and              securities that pay interest periodically and are likely to
traded at a price lower than their face amounts or par               react to changes in interest rates to a greater degree than
value. Payment-in-kind bonds pay interest or dividends in            interest-paying bonds having similar maturities and credit
the form of additional bonds or preferred stock.                     quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                  the collateral is U.S. government securities.

Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities.

                                                                     Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities,
                                                                     which is described below.

Illiquid securities: Securities that do not have a ready             We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities.
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other income-producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. The Series may also enter into options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, High Yield Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover will exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing  Investing in any mutual fund involves risk, including in High Yield Series  the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in High Yield Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                 Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               bonds that we believe will continue to pay interest
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall bond market or interest rate movements and
confidence.                                                          generally do not trade for short-term purposes.

Industry and security risk is the risk that the value of             We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security. We also follow
individual stock or bond will decline because of changing            a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the         the portfolio.
individual company issuing the stock or bond.

Interest rate risk is the risk that securities will decrease         The Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for             eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter             monitoring economic conditions.
maturities.

Credit risk is the risk that there is the possibility that a bond's issuer will be unable to make timely payments of interest and principal.

Investing in so-called "junk" or "high-yield" bonds entails          Our careful, credit-oriented bond selection and our
the risk of principal loss, which may be greater than the            commitment to hold a diversified selection of high-yield
risk involved in investment grade bonds. High-yield bonds            bonds are designed to manage this risk.
are sometimes issued by companies whose earnings at the time
of issuance are less than the projected debt service on the          We will not purchase more than 15% of total assets in bonds
junk bonds.                                                          which, at the time of purchase, are rated CCC by S&P or Caa by Moody's or, if unrated, are of equivalent quality. If a
If there were a national credit crisis or an issuer were to          bond held by the Series drops below this level or goes into
become insolvent, principal values could be adversely                default, the Series will begin to sell the security in an
affected.                                                            orderly manner, striving to minimize any adverse affect on the Series.

Recession risk: Although the market for high-yield bonds             In striving to manage this risk, we allocate assets across a
existed through periods of economic downturns, the                   wide range of industry sectors. We may emphasize industries
high-yield market grew rapidly during the long economic              that have been less susceptible to economic cycles in the
expansion which took place in the United States during the           past, particularly if we believe that the economy may be
1980s. During that economic expansion, the use of high-yield         entering into a period of slower growth.
debt securities to finance highly leveraged corporate
acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially. Some
analysts believe a protracted economic downturn would
severely disrupt the market for high-yield bonds, adversely
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest.

It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in a series' net asset value. In the past, uncertainty and volatility in the high-yield market have resulted in volatility in the Series' net asset value.

Foreign risk is the risk that foreign securities may be              We may invest only 15% of total assets in securities of
adversely affected by political instability, changes in              issuers domiciled in foreign countries. When investing in
currency exchange rates, foreign economic conditions or              these foreign securities, the Series may not invest more
inadequate regulatory and accounting standards. These risks          than two-thirds of that 15% amount (that is, 10% of total
are significantly higher for emerging market securities.             assets) in any combination of non-dollar denominated
Non-dollar denominated securities also carry the risk of             securities and emerging market securities. We carefully
adverse changes in foreign currency exchange rates.                  evaluate the reward and risk associated with each foreign
                                                                     security that we consider.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be          A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price            the Series' ability to dispose of particular issues, when
that a series values them.                                           necessary, to meet the Series' liquidity needs or in
                                                                     response to a specific economic event, such as the
There is generally no established retail secondary market            deterioration in the creditworthiness of the issuer. In
for high-yield securities. As a result, the secondary market         striving to manage this risk, we evaluate the size of a bond
for high-yield securities is more limited and less liquid            issuance as a way to anticipate its likely liquidity level.
than other secondary securities markets. The high-yield
secondary market is particularly susceptible to liquidity            We may invest only 15% of net assets in illiquid securities.
problems when the institutions, such as mutual funds and
certain financial institutions, which dominate it
temporarily stop buying bonds for regulatory, financial or
other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high-yield securities.

Valuation risk: A less liquid secondary market as described          The Series' privately placed high-yield securities are
above can make it more difficult for a series to obtain              particularly susceptible to the liquidity and valuation
precise valuations of the high-yield securities in its               risks. We will strive to manage this risk by carefully
portfolio. During periods of reduced liquidity, judgment             evaluating individual bonds and by limiting the amount of
plays a greater role in valuing high-yield securities.               the portfolio that can be allocated to privately placed
                                                                     high-yield securities.

Redemption risk: If investors redeem more shares of a series         Volatility in the high-yield market could increase
than are purchased for an extended period of time, a series          redemption risk. We strive to maintain a cash balance
may be required to sell securities without regard to the             sufficient to meet any redemptions. We may also borrow
investment merits of such actions. This could decrease a             money, if necessary, to meet redemptions.
series' asset base, potentially resulting in a higher
expense ratio.

Legislative and regulatory risk: The United States Congress          We monitor the status of regulatory and legislative
has from time to time taken or considered legislative                proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond              on the Series' portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make it
more difficult for a series to attain its investment
objective.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager      The Series is managed by Delaware Management Company.
                        Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.63% of average daily net assets for the last fiscal year.

Portfolio managers      Paul A. Matlack and Gerald T. Nichols have primary
                        responsibility for making day-to-day investment decisions for High Yield Series.

                        Paul A. Matlack, Vice President/Senior Portfolio Manager, is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. He is a CFA charterholder. Mr. Matlack has been a member of the High Yield Series team since 1990 and has been co-managing the High Yield Series since January 1993.

                        Gerald T. Nichols, Vice President/Senior Portfolio Manager, is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining Delaware Investments, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder. Mr. Nichols has been a member of the High Yield Series team since 1990 and has been co-managing the High Yield Series since January 1993.

Financial highlights

                                                                                                               High Yield Series(1)
                                                                                                       (formerly Delchester Series)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Year Ended 12/31
                                                                             1999        1998         1997        1996         1995
                        -----------------------------------------------------------------------------------------------------------
The financial           Net asset value, beginning of year               $  8.460    $  9.510      $ 9.170     $ 8.940      $ 8.540
highlights table is
intended to help you    Income (loss) from investment operations
understand the
Series' financial       Net investment income                               0.781       0.906        0.863       0.853        0.872
performance. The
total returns in the    Net realized and unrealized gain (loss)
table represent the        on investments                                  (0.987)     (1.048)       0.332       0.230        0.400
rate that an                                                             --------    --------      -------     -------      -------
investor would have     Total from investment operations                   (0.206)     (0.142)       1.195       1.083        1.272
earned or lost on an                                                     --------    --------      -------     -------      -------
investment in the       Less dividends and distributions
Series (assuming
reinvestment of all     Dividends from net investment income               (0.784)     (0.905)      (0.855)     (0.853)      (0.872)
dividends and
distributions). All     Distributions from net realized gain
"per share"                on investments                                  (0.050)     (0.003)        none        none         none
information reflects                                                     --------    --------      -------     -------      -------
financial results
for a single Series     Total dividends and distributions                  (0.834)     (0.908)      (0.855)     (0.853)      (0.872)
share. This                                                              --------    --------      -------     -------      -------
information has been    Net asset value, end of year                     $  7.420    $  8.460      $ 9.510     $ 9.170      $ 8.940
audited by Ernst &                                                       ========    ========      =======     =======      =======
Young LLP, whose        Total return(2)                                    (2.64%)     (1.83%)      13.63%      12.79%       15.50%
report, along with
the Series'             Ratios and supplemental data
financial
statements, is          Net assets, end of period (000 omitted)          $102,633    $120,708      $98,875     $67,665      $56,605
included in the
Series' annual          Ratio of expenses to average net assets             0.72%       0.70%        0.70%       0.70%        0.69%
report, which is
available upon          Ratio of net investment income
request by calling         to average net assets                            9.75%       9.85%        9.24%       9.54%        9.87%
800.523.1918.
                        Portfolio turnover                                   110%         86%         121%         93%          74%
                        -----------------------------------------------------------------------------------------------------------
                        (1) Effective May 1, 2000, the Series' investment objective changed from "high current income" to "total return and, as a secondary objective, high current income."
                        (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

International Equity Series

Our investment strategies

International Equity Series seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value.

We use income as an indicator of value because we believe it allows us to compare securities across different sectors and different countries--all using one measurement standard. We can even use this analysis to compare stocks to bonds.

We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, Belgium, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, New Zealand, Spain and the United Kingdom. This is a representative list; the Series may also invest in countries not listed here. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

We generally maintain a long-term focus in the Series, seeking companies that we believe will perform well over the next three to five years.

International Equity Series uses the same investment strategy as Delaware International Equity Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Stocks offer investors the potential for capital
typically invest in     appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                               Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         The Series will invest its assets in common stocks, some of
in a corporation. Stockholders participate in the                    which will be dividend-paying stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

Investment company securities: In some countries,                    International Equity Series may hold closed-end investment
investments by U.S. mutual funds are generally made by               company securities if we believe the country offers good
purchasing shares of investment companies that in turn               investment opportunities. These investments involve an
invest in the securities of such countries.                          indirect payment of a portion of the expenses of the other investment companies, including their advisory fees.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward foreign currency            The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell         and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that           given country may be denominated in the currency of another
is set at the time of the contract. The future date may be           country or in multinational currency units such as the Euro.
any number of days from the date of the contract as agreed
by the parties involved.                                             Although the Series values its assets daily in U.S. dollars, its does not intend to convert its holdings of foreign
                                                                     currencies into U.S. dollars on a daily basis. The Series
                                                                     will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                                     exchange transactions. The Series may conduct its foreign
                                                                     currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                     The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                     current security or currency holdings. It may also use
                                                                     forward contracts if it has agreed to sell a security and
                                                                     wants to "lock-in" the price of that security, in terms of
                                                                     U.S. dollars. Investors should be aware of the costs of
                                                                     currency conversion. The Series will not use forward
                                                                     contracts for speculative purposes.

American Depositary Receipts (ADRs), European Depositary             The Series may invest in sponsored and unsponsored ADRs,
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs         EDRs and GDRs, generally focusing on those whose underlying
are receipts issued by a U.S. depositary (usually a U.S.             securities are issued by foreign entities.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust                To determine whether to purchase a security in a foreign
company or a foreign branch of a U.S. bank). Depositary              market or through depositary receipts, we evaluate the price
receipts represent an ownership interest in an underlying            levels, the transaction costs, taxes and administrative
security that is held by the depositary. Generally, the              costs involved with each security to identify the most
holder of the depositary receipt is entitled to all payments         efficient choice.
of interest, dividends or capital gains that are made on the underlying security.

Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                     are determined to be illiquid may not exceed the Series' 10%
                                                                     limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities, including repurchase agreements with maturities
approximately the price that a series has valued them.               of over seven days.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series may enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is any security in which it may invest, but
                                                                     normally uses U.S. government securities as collateral.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including preferred stocks, convertible securities, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities International Equity Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks International Equity Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, International Equity Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that International Equity Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing  Investing in any mutual fund involves risk, including in International  the risk that you may receive little or no return on
         Equity Series  your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in International Equity Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                Risks                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor                 portion of the Series' portfolio should be invested in any
confidence.                                                          individual country, we evaluate a variety of factors,
                                                                     including opportunities and risks relative to other
                                                                     countries.

Industry and security risk is the risk that the value of             We typically hold a number of different securities in a
securities in a particular industry or the value of an               variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing            poorly performing security would have on the Series.
expectations for the performance of that industry or for the individual company issuing the stock or bond.

Currency risk is the risk that the value of the Series'              The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign         foreign currency exchange contracts. If the Series agrees to
currency exchange rates. Adverse changes in exchange rates           purchase or sell foreign securities at a pre-set price on a
may reduce or eliminate any gains produced by investments            future date, the Series attempts to protect the value of a
that are denominated in foreign currencies and may increase          security it owns from future changes in currency rates. If
any losses.                                                          the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in"
                                                                     the security's price in terms of U.S. dollars or another
                                                                     applicable currency. The Series may use forward currency
                                                                     exchange contracts only for defensive or protective
                                                                     measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                Risks                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries or the entire              We evaluate the political situations in the countries where
region where we invest may experience political instability.         we invest and take into account any potential risks before
This may cause greater fluctuation in the value and                  we select securities for the portfolio. However, there is no
liquidity of our investments due to changes in currency              way to eliminate political risk when investing
exchange rates, governmental seizures or nationalization of          internationally.
assets.

Emerging market risk is the possibility that the risks               The Series, to the limited extent that it invests in
associated with international investing will be greater in           emerging markets, is subject to the risk. If we were to
emerging markets than in more developed foreign markets              invest in emerging markets, we would carefully select
because, among other things, emerging markets may have less          securities and consider all relevant risks associated with
stable political and economic environments.                          an individual company.

Inefficient market risk is the risk that foreign markets may         The Series will attempt to reduce these risks by investing
be less liquid, have greater price volatility, less                  in a number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.           economy, industries and financial markets.

Information risk is the risk that foreign companies may be           We conduct fundamental research on the companies we invest
subject to different accounting, auditing and financial              in rather than relying solely on information available
reporting standards than U.S. companies. There may be less           through financial reporting. We believe this will help us to
information available about foreign issuers than domestic            better uncover any potential weaknesses in individual
issuers. Furthermore, regulatory oversight of foreign                companies.
issuers may be less stringent or less consistently applied
than in the United States.

Transaction costs risk: Costs of buying, selling and holding         We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody             efficient trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager      The Series is managed by Delaware International Advisers
                        Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.80% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers      Clive A. Gillmore and Nigel G. May have primary
                        responsibility for making day-to-day investment decisions for the International Equity Series. In making investment decisions for the Series, Mr. Gillmore and Mr. May regularly consult with an international equity team of fourteen members.

                        Clive A. Gillmore, Director, Deputy Managing Director, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the University of Warwick. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing the Series since its inception.

                        Nigel G. May, Director, Senior Portfolio Manager, Delaware International Advisers Ltd., joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International Advisers in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

Financial highlights

                                                                                                        International Equity Series
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Year Ended 12/31
                                                                              1999        1998         1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
The financial                Net asset value, beginning of year            $16.480     $15.520      $15.110     $13.120     $11.840
highlights table is
intended to help you         Income from investment operations
understand the
Series' financial            Net investment income(1)                        0.371       0.386        0.359       0.557       0.419
performance. The
total returns in the         Net realized and unrealized gain
table represent the            on investments and foreign currencies         2.161       1.169        0.596       1.966       1.191
rate that an investor                                                       ------      ------       ------      ------      ------
would have earned or         Total from investment operations                2.532       1.555        0.955       2.523       1.610
lost on an investment                                                       ------      ------       ------      ------      ------
in the Series (assuming      Less dividends and distributions
reinvestment of all
dividends and                Dividends from net investment income           (0.356)     (0.595)      (0.545)     (0.420)     (0.240)
distributions). All
"per share" information      Distributions from net realized gain
reflects financial             on investments                               (0.026)       none         none      (0.113)     (0.090)
results for a single                                                        ------      ------       ------      ------      ------
Series share. This           Total dividends and distributions              (0.382)     (0.595)      (0.545)     (0.533)     (0.330)
information has been                                                        ------      ------       ------      ------      ------
audited by Ernst &           Net asset value, end of year                  $18.630     $16.480      $15.520     $15.110     $13.120
Young LLP, whose                                                           =======     =======      =======     =======     =======
report, along with           Total return(2)                                15.76%      10.33%        6.60%      20.03%      13.98%
the Series' financial
statements, is included      Ratios and supplemental data
in the Series' annual
report, which is             Net assets, end of period (000 omitted)      $304,060    $243,536     $198,863    $131,428     $81,548
available upon request
by calling 800.523.1918.     Ratio of expenses to average net assets         0.92%       0.87%        0.85%       0.80%       0.80%

                             Ratio of expenses to average net assets
                               prior to expense limitation and
                               expenses paid indirectly                      0.94%       0.88%        0.90%       0.91%       0.89%

                             Ratio of net investment income to
                               average net assets                            2.16%       2.41%        2.28%       4.71%       3.69%

                             Ratio of net investment income to average
                               net assets prior to expense limitation and
                               expenses paid indirectly                      2.14%       2.40%        2.23%       4.60%       3.60%

                             Portfolio turnover                                 9%          5%           7%          8%         19%
                             ------------------------------------------------------------------------------------------------------
                             (1) Per share information for the years ended December 31, 1997, 1998 and 1999 was based on the average shares outstanding method.

                             (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                                 Total return reflects expense limitations in effect for the Series.

REIT Series

Our investment strategies

The REIT Series strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of real estate investment trusts (REITs). The Series may also invest in equity securities of real estate industry operating companies known as REOCs.

While we do not intend to invest the Series' assets directly in real estate, under certain circumstances it could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.

We do not normally acquire securities for short term purposes; however, we may take advantage of short-term opportunities that are consistent with the Series' investment objectives.

REIT Series uses the same investment strategy as Delaware REIT Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions. The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Stocks offer investors the potential for capital
typically invest in     appreciation, and may pay dividends as well.


------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                           How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               REIT Series
------------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts: A company, usually traded             We may invest without limit in shares of REITs.
publicly, that manages a portfolio of real estate to earn
profits for shareholders.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs indirectly through the Series, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

Real estate industry operating companies: We consider a REOC        We may invest in equity securities of REOCs that meet the
to be a company that derives at least 50% of its gross              criteria described to the left.
revenues or net profits from:

o ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or

o products or services related to the real estate industry, such as building supplies or mortgage servicing.

Foreign securities and American Depositary Receipts:                The Series' investments may from time to time include
Securities of foreign entities issued directly or, in the case      sponsored or unsponsored American Depositary Receipts that are
of American Depositary Receipts, through a U.S. bank. ADRs          actively traded in the United States.
represent the bank's holdings of a stated number of shares of
a foreign corporation. An ADR entitles the holder to all            We may invest up to 10% of the Series' assets in foreign
dividends and capital gains earned by the underlying foreign        securities (not including ADRs).
shares. ADRs are bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                           How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               REIT Series
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or sell        If we have stocks that appreciated in price, we may want to
a security or group of securities at an agreed upon price at a       protect those gains when we anticipate adverse conditions. We
future date. The purchaser of an option may or may not choose        might use options or futures to neutralize the effect of any
to go through with the transaction.                                  price declines, without selling the security. We might also use options or future to gain exposure to a particular market
Writing a covered call option on a security obligates the            segment without purchasing individual securities in that
owner of the security to sell it at an agreed upon price on an       segment. We might use this approach if we had excess cash that
agreed upon date (usually no more than nine months in the            we wanted to invest quickly.
future.) The owner of the security receives a premium payment
from the purchaser of the call, but if the security                  We might use covered call options if we believe that doing so
appreciates to a price greater than the agreed upon selling          would help the Series to meet its investment objective.
price, the series would lose out on those gains.
                                                                     Use of these strategies can increase the operating costs of
Futures contracts are agreements for the purchase or sale of         the Series and can lead to loss of principal.
securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is
sold before the settlement date.

Options and futures are generally considered to be derivative securities.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for our cash position. In order to enter into
agrees to buy the securities back within a specified time at         repurchase agreements, the Series must have collateral of at
the same price the buyer paid for them, plus an amount equal         least 102% of the repurchase price. Except when we believe a
to an agreed upon interest rate. Repurchase agreements are           temporary defensive approach is appropriate, the Series will
often viewed as equivalent to cash.                                  not hold more than 5% of its total assets in cash or other short-term investments. All short-term investments will be rated AAA by S&P or Aaa by Moody's or if unrated, be of
                                                                     comparable quality, based on our evaluation.The Series will only enter into repurchase agreements in which the collateral is U.S. government securities.

Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including those
resale is restricted under securities law.                           that are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule
                                                                     144A Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready             We may invest up to 15% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at               including repurchase agreements with maturities of over seven
approximately the price that the Series has valued them.             days.
------------------------------------------------------------------------------------------------------------------------------------

The REIT Series may also invest in other securities including convertible securities including enhanced convertible securities as well as, rights and warrants to purchase common stock, preferred stocks, mortgage-backed securities, U.S. government securities and zero coupon bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Series being unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, REIT Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series' sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing      Investing in any mutual fund involves risk,
        in REIT Series      including the risk that you may receive little or
                            no return on your investment, and the risk that you may lose part or all of the money you invest.
                            Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in REIT
                            Series. Please see the Statement of Additional
                            Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                            How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               REIT Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               securities we believe can appreciate over an extended time
market--will decline in value because of factors such as             frame regardless of interim market fluctuations. We do not try
economic conditions, future expectations or investor                 to predict overall market movements and generally do not trade
confidence.                                                          for short-term purposes.

Industry and security risk is the risk that the value of             In REIT Series we hold a number of different individual
securities in a particular industry or the value of an               securities, seeking to manage security risk. However, we do
individual stock or bond will decline because of changing            concentrate in the real estate industry. As a consequence, the
expectations for the performance of that industry or for the         share price of the Series may fluctuate in response to factors
individual company issuing the stock or bond.                        affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries. The
                                                                     Series may be more susceptible to any single economic,
                                                                     political or regulatory occurrence affecting the real estate industry.

Interest rate risk is the risk that securities will decrease         REIT Series is subject to interest rate risk. If the Series
in value if interest rates rise and conversely rise in value         invests in real estate investment trusts that hold fixed rate
when interest rates fall.                                            obligations, we would expect the value of those trusts to
                                                                     decrease if interest rates rise and increase if interest rates decline. However, lower interest rates also tend to increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate obligations. We strive to manage this risk by monitoring interest rates and
                                                                     evaluating their potential impact on securities already in the portfolio or those we are considering for purchase.

Real estate industry risks include among others:                     Since the Series invests principally in REITs, it is subject
o possible declines in the value of real estate;                     to the risks associated with the real estate industry. We will
o risks related to economic conditions;                              strive to manage these risks through careful selection of
o possible shortage of mortgage funds;                               individual REIT securities; however, investors should
o overbuilding and extended vacancies;                               carefully consider these risks before investing in the Series.
o increased competition;
o changes in property taxes, operating expenses or zoning
  laws;
o costs of environmental clean-up, or damages from natural
  disasters;
o limitations or fluctuations in rent payments;
o cashflow fluctuations; and
o defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue
Code and/or failing to qualify for an exemption from registration as an investment company under the Investment
Company Act of 1940.

Non-diversified funds risk: Non-diversified investment               REIT Series is a non-diversified fund and subject to this
companies have the flexibility to invest as much as 50% of           risk. Nevertheless, we typically hold securities from a
their assets in as few as two issuers with no single issuer          variety of different issuers, representing different sectors
accounting for more than 25% of the portfolio. The remaining         of the real estate industry. We also perform extensive
50% of the portfolio must be diversified so that no more than        analysis on all securities. We are particularly diligent in
5% of a series' assets is invested in the securities of a            reviewing securities that represent a larger percentage of
single issuer. Because a non-diversified fund may invest its         portfolio assets.
assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.

Foreign risk is the risk that foreign securities may be              We may invest up to 10% of the REIT Series' total assets in
adversely affected by political instability (including               foreign securities; however we typically invest only a small
governmental seizures or nationalization of assets), changes         portion of assets in foreign securities, so this is not
in currency exchange rates, foreign economic conditions or           expected to be a major risk to the Series.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have greater price volatility, less regulation and higher transaction costs than U.S. markets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                            How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               REIT Series
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that a series has valued them.

Futures and options risk is the possibility that a series may        REIT Series may use futures contracts and options on futures
experience a loss if it employs an options or futures strategy       contracts, as well as options on securities for hedging
related to a security or a market index and that security or         purposes. We limit the amount of the Series' assets that may
index moves in the opposite direction from what the manager          be committed to these strategies.
anticipated. Futures and options also involve additional
expenses, which could reduce any benefit or increase any loss the series gains from using the strategy.

Options and futures contracts on foreign currencies, and
forward contracts, entail particular risks related to
conditions affecting the underlying currency.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager   The Series is managed by Delaware Management Company.
   and sub-adviser   Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Lincoln Investment
                     Management, Inc. (Lincoln) is the Series' sub-adviser. As sub-adviser, Lincoln provides Delaware with investment recommendations, asset allocation advice, research, economic analysis and other investment services regarding the types of securities in which we invest. For its services to the Series, the manager and sub-adviser were paid an aggregate fee of 0.64% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

                     Lincoln is a wholly owned subsidiary of Lincoln National Corporation and was incorporated in 1930. Lincoln's primary activity is institutional fixed-income investment management and consulting. These activities include fixed-income portfolios, private placements, real estate debt and equity, and asset/liability management. Lincoln provides investment management services to Lincoln National Corporation, its principal subsidiaries and affiliated registered investment companies, and acts as investment adviser to other unaffiliated clients.

Portfolio managers   Christopher S. Beck, Vice President/Senior Portfolio
                     Manager, together with Thomas J. Trotman and Damon J.
                     Andres, both Vice Presidents, have primary responsibility for making day-to-day investment decisions for the REIT
                     Series. Mr. Beck was named to the REIT management team on May 6, 1999, joining Mr. Trotman who has been on the team since 1998 and Mr. Andres who has been on the team since
                     1997.

                     Christopher S. Beck, Vice President/Senior Portfolio Manager, has 19 years of investment management experience, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund at Pitcairn Trust Company for two years. Mr. Beck holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder.

                     Thomas J. Trotman, Vice President/Portfolio Manager, earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder.

                     Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia.

Financial highlights

                                                                                                                       REIT Series
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Period 5/4/98(1)
                                                                                                       Year Ended           through
                                                                                                         12/31/99          12/31/99
                                ---------------------------------------------------------------------------------------------------
The financial                   Net asset value, beginning of period                                     $9.100           $10.000
highlights table is
intended to help you            Income (loss) from investment operations
understand the
Series' financial               Net investment income                                                     0.334             0.217
performance. The
total returns in the            Net realized and unrealized loss on investments                          (0.574)           (1.117)
table represent the                                                                                      ------            ------
rate that an investor           Total from investment operations                                         (0.240)           (0.900)
would have earned or                                                                                     ------            ------
lost on an investment           Less dividends:
in the Series (assuming
reinvestment of all             Dividends from net investment income                                     (0.190)             none
dividends and                                                                                            ------            ------
distributions). All             Total dividends                                                          (0.190)             none
"per share" information                                                                                  ------            ------
reflects financial              Net asset value, end of period                                           $8.670           $ 9.100
results for a single                                                                                     ======           =======
Series share. This              Total return(2)                                                          (2.61%)           (9.00%)
information has been
audited by Ernst &              Ratios and supplemental data
Young LLP, whose
report, along with              Net assets, end of period (000 omitted)                                 $11,624            $5,562
the Series' financial
statements, is included         Ratio of expenses to average net assets                                   0.85%             0.85%
in the Series' annual
report, which is                Ratio of expenses to average net assets prior to expense limitation
available upon request            and expenses paid indirectly                                            0.96%             1.02%
by calling 800.523.1918.
                                Ratio of net investment income to average net assets                      5.65%             6.42%

                                Ratio of net investment income to average net assets prior
                                   to expense limitation and expenses paid indirectly                     5.54%             6.25%

                                Portfolio turnover                                                          33%               39%
                                ---------------------------------------------------------------------------------------------------
                                (1)  Date of commencement of operations; ratios have been annualized but total return has not been annualized.

                                (2)  Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.


Select Growth Series

Our investment strategies

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the portfolio will typically exhibit one or more of the following characteristics:

o a history of high growth in earnings-per-share;

o projections for high future growth or acceleration in earnings-per-share;

o a price-to-earnings ratio that is low relative to other stocks; and

o discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high is the company's return on equity, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent are the company's financial and accounting policies.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

Select Growth Series uses the same investment strategy as Delaware Select Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


  The securities we    Stocks offer investors the potential for capital
typically invest in    appreciation, and may pay dividends as well.


------------------------------------------------------------------------------------------------------------------------------------
                       Securities                                                           How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Select Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         We invest at least 65% of the Series' total assets in equity
in a corporation. Stockholders participate in the                    securities (including common stocks and convertible
corporation's profits and losses, proportionate to the number        securities). Generally, however, we invest 90% to 100% of net
of shares they own.                                                  assets in common stock. We may invest in companies of any size greater than $300 million in market capitalization.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including those
resale is restricted under securities law.                           that are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule
                                                                     144A Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready             We may invest up to 15% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at               including repurchase agreements with maturities of over seven
approximately the price that a series has valued them.               days.
------------------------------------------------------------------------------------------------------------------------------------

Select Growth Series may also invest in other securities including preferred stocks, warrants, rights, futures, options, debt securities of government or corporate issuers or investment company securities. Select Growth Series may invest up to 10% of its net assets in foreign securities (including ADRs); however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Select Growth Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Select Growth Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not purchase new securities if borrowing exceeds 5% of net assets.

Temporary defensive postions For temporary defensive purposes, Select Growth Series may hold all of its assets in high quality fixed-income securities, cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Select Growth Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

       The risks of      Investing in any mutual fund involves risk,
investing in Select      including the risk that you may receive little or
      Growth Series      no return on your investment, and the risk that
                         you may lose part or all of the money you invest.
                         Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Select
                         Growth Series. Please see the Statement of
                         Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                      How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Select Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and though we may hold
confidence.                                                          securities for any amount of time, we typically do not trade for short-term purposes.

Industry and security risk is the risk that the value of             We limit the amount of Select Growth Series' assets invested
securities in a particular industry or the value of an               in any one industry and in any individual security. We also
individual stock or bond will decline because of changing            follow a rigorous selection process before choosing securities
expectations for the performance of that industry or for the         and continuously monitor them while they remain in the
individual company issuing the stock.                                portfolio.

Company size risk is the risk that prices of small and               Select Growth Series seeks opportunities among companies of
medium-size companies may be more volatile than larger               all sizes. Because its portfolio does not concentrate
companies because of limited financial resources or dependence       specifically on small or medium-size companies, this risk may
on narrow product lines.                                             be balanced by our holdings of large companies.

Interest rate risk is the risk that securities will decrease         We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally               flow to determine the company's ability to finance future
associated with bonds; however, because small and medium-size        expansion and operations. The potential affect that rising
companies often borrow money to finance their operations, they       interest rates might have on a stock is taken into
may be adversely affected by rising interest rates.                  consideration before the stock is purchased.

Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager         The Series is managed by Delaware Management
                           Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. The Series will pay the manager the following fee on an annual basis:
                           0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million; 0.65% on the next $1.5 billion and 0.60% on assets in excess of $2.5 billion.

 Portfolio managers        Gerald S. Frey has primary responsibility for
                           making day-to-day investment decisions for the Select Growth Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A.
                           Heffern, Jeffrey W. Hynoski, Steven T. Lampe and
                           Lori P. Wachs.

                           Gerald S. Frey, Senior Vice President/Senior
                           Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since its inception.

                           Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

                           John A. Heffern, Vice President, Portfolio
                           Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

                           Jeffrey W. Hynoski, Vice President/Portfolio
                           Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

                           Steven T. Lampe, Vice President, Portfolio
                           Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

                           Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

Financial highlights


                                                                                                 Select Growth Series
                                                                                  (formerly Aggressive Growth Series)
---------------------------------------------------------------------------------------------------------------------
                                                                                                     Period 5/3/99(1)
                                                                                                             through
                                                                                                            12/31/99
                                    --------------------------------------------------------------------------------
The financial                       Net asset value, beginning of period                                     $10.000
highlights table is
intended to help you                Income from investment operations
understand the
Series' financial                   Net investment income                                                      0.011
performance. The
total return in the                 Net realized and unrealized gain on investments                            4.289
table represents the                                                                                            -----
rate that an investor               Total from investment operations                                           4.300
would have earned                                                                                            -----
on an investment                    Net asset value, end of period                                           $14.300
in the Series (assuming                                                                                      =======
reinvestment of all                 Total return(2)                                                           42.90%
dividends and
distributions). All                 Ratios and supplemental data
"per share" information
reflects financial                  Net assets, end of period (000 omitted)                                  $53,529
results for a single
Series share. This                  Ratio of expenses to average net assets                                    0.80%
information has been
audited by Ernst &                  Ratio of expenses to average net assets
Young LLP, whose                      prior to expense limitation and expenses paid indirectly                 0.81%
report, along with
the Series' financial               Ratio of net investment income to average net assets                       0.32%
statements, is included
in the Series' annual               Ratio of net investment income to average net assets
report, which is                      prior to expense limitation and expenses paid indirectly                 0.29%
available upon request
by calling 800.523.1918.            Portfolio turnover                                                          174%
                                    --------------------------------------------------------------------------------
                                    (1)  Date of commencement of operations; ratios have been annualized but total return has not been annualized.

                                    (2)  Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.


Small Cap Value Series

Our investment strategies

We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not accurately reflect the companies' underlying value or future earning potential.

Under normal conditions, at least 65% of the Series' net assets will be invested in the common stocks of small cap companies, those having a market capitalization generally less than $1.5 billion at the time of purchase. Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profits, book value or cashflow.

Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Small Cap Value Series uses the same investment strategy as Delaware Small Cap Value Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we        Stocks offer investors the potential for capital
typically invest in        appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                              How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Small Cap Value Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         Under normal market conditions, we will hold at least 65% of
in a corporation. Stockholders participate in the                    the Series' net assets in common stock of small companies that
corporation's profits and losses, proportionate to the number        we believe are selling for less than their true value.
of shares they own.                                                  Generally, we invest 90% to 100% of net assets in these
                                                                     stocks.

Real estate investment trusts: A company, usually traded             The Series is permitted to invest in REITs and would typically
publicly, that manages a portfolio of real estate to earn            do so when this sector or companies within the sector appeared
profits for shareholders.                                            to offer opportunities for price appreciation.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including those
resale is restricted under securities law.                           that are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule
                                                                     144A Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid securities.
market, and cannot be easily sold within seven days at
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Small Cap Value Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. The Series may also enter into futures and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Small Cap Value Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Small Cap Value Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Small Cap Value Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds rated A or above by an NRSRO and cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Small Cap Value Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing      Investing in any mutual fund involves risk,
    in Small Cap Value      including the risk that you may receive little or
                Series      no return on your investment, and the risk that
                            you may lose part or all of the money you invest.
                            Before you invest in the Series you should carefully evaluate the risks. An investment in the held for a number of years. Following are the chief risks you assume when investing in Small Cap
                            Value Series. Please see the Statement of
                            Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                            How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Small Cap Value Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and generally do not
confidence.                                                          trade for short-term purposes.

Industry and security risk is the risk that the value of             We limit the amount of Small Cap Value Series' assets invested
securities in a particular industry or the value of an               in any one industry and in any individual security. We also
individual stock or bond will decline because of changing            follow a rigorous selection process before choosing securities
expectations for the performance of that industry or for the         and continuously monitor them while they remain in the
individual company issuing the stock.                                portfolio.

Small company risk is the risk that prices of smaller                Small Cap Value Series maintains a well-diversified portfolio,
companies may be more volatile than larger companies because         selects stocks carefully and monitors them continuously. And,
of limited financial resources or dependence on narrow product       because we focus on stocks that are already selling at
lines.                                                               relatively low prices, we believe we may experience less price volatility than small cap funds that do not use a
                                                                     value-oriented strategy.

Interest rate risk is the risk that securities will decrease         We analyze each company's financial situation and its cashflow
in value if interest rates rise. The risk is generally               to determine the company's ability to finance future expansion
associated with bonds; however, because smaller companies            and operations. The potential affect that rising interest
often borrow money to finance their operations, they may be          rates might have on a stock is taken into consideration before
adversely affected by rising interest rates.                         the stock is purchased.

Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager         The Series is managed by Delaware Management
                           Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers         Christopher S. Beck has primary responsibility for
                           making day-to-day investment decisions for the Small Cap Value Series. In making investment decisions for the Series, Mr. Beck consults with Andrea Giles.

                           Christopher S. Beck, Vice President/Senior
                           Portfolio Manager, has 19 years of investment experience, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. Mr. Beck holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been managing the Small Cap Value Series since May 1997.

                           Andrea Giles, Vice President/Portfolio Manager, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

Financial highlights


                                                                                                           Small Cap Value Series
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Year Ended 12/31
                                                                                1999       1998        1997       1996       1995
                                    ---------------------------------------------------------------------------------------------
                                    Net asset value, beginning of year       $16.450    $17.920     $14.500    $12.470    $10.290
The financial
highlights table is                 Income (loss) from investment operations
intended to help you
understand the                      Net investment income                      0.182      0.196       0.122      0.112      0.192
Series' financial
performance. The                    Net realized and unrealized gain
total returns in the                   (loss) on investments                  (0.997)    (1.036)      4.338      2.548      2.208
table represent the                                                          -------    -------     -------    -------    -------
rate that an investor               Total from investment operations          (0.815)    (0.840)      4.460      2.660      2.400
would have earned or                                                         -------    -------     -------    -------    -------
lost on an investment               Less dividends and distributions
in the Series (assuming
reinvestment of all                 Dividends from net investment income      (0.195)    (0.135)     (0.110)    (0.180)    (0.150)
dividends and
distributions). All                 Distributions from net realized
"per share" information               gain on investments                     (0.080)    (0.495)     (0.930)    (0.450)    (0.070)
reflects financial                                                           -------    -------     -------    -------    -------
results for a single                Total dividends and distributions         (0.275)    (0.630)     (1.040)    (0.630)    (0.220)
Series share. This                                                           -------    -------     -------    -------    -------
information has been                Net asset value, end of year             $15.360    $16.450     $17.920    $14.500    $12.470
audited by Ernst &                                                           =======    =======     =======    =======    =======
Young LLP, whose                    Total return(1)                           (4.86%)    (4.79%)(2)  32.91%(2)  22.55%(2)  23.85%(2)
report, along with
the Series' financial               Ratios and supplemental data
statements, is included
in the Series' annual               Net assets, end of period (000 omitted)  $95,425   $103,989     $84,071    $23,683    $11,929
report, which is
available upon request              Ratio of expenses to average net assets    0.85%      0.83%       0.80%      0.80%      0.80%
by calling 800.523.1918.
                                    Ratio of expenses to average net assets
                                      prior to expense limitation and
                                      expenses paid indirectly                 0.85%      0.85%       0.90%      0.99%      0.96%

                                    Ratio of net investment income
                                      to average net assets                    1.16%      1.32%       1.24%      1.28%      2.13%

                                    Ratio of net investment income to
                                      average net assets prior to expense
                                      limitation and expenses paid
                                      indirectly                               1.16%      1.30%       1.14%      1.09%      1.97%

                                    Portfolio turnover                           47%        45%         41%        84%        71%
                                    ----------------------------------------------------------------------------------------------
                                    (1)  Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

                                    (2)  Total return reflects expense limitations in effect for the Series.

Social Awareness Series

Our investment strategies

Social Awareness Series is a socially responsible fund that invests primarily in stocks that meet certain socially responsible criteria. It strives to provide long-term capital appreciation to its shareholders.

Our goal is to seek stocks of companies that have the potential to grow significantly faster than the average of the companies in the S&P 500. We believe this growth, if achieved, will result in a rising share price that will provide long-term appreciation to investors. We use a computer-driven selection process designed to identify these stocks. Aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price to earnings ratios. Decisions to buy and sell stocks are determined by this objective evaluation process.

We invest primarily in the common stocks of medium- and large-sized companies (generally $1.0 billion or more in market capitalization at the time of purchase) that have met the established socially responsible criteria. We use the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. to determine which companies to exclude from our selection process.
The approved stocks are then evaluated using the computer selection process described above.

Social Awareness Series uses the same investment strategy as Delaware Social Awareness Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Stocks offer investors the potential for capital
typically invest in     appreciation and may pay dividends as well.


------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                           How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Social Awareness Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         Generally, we invest 90% to 100% of net assets in common stock
in a corporation. Stockholders participate in the                    of medium- and large-sized companies.
corporation's profits and losses, proportionate to the number of shares they own.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

Restricted and illiquid securities: Restricted securities are        We may invest up to 10% of net assets in illiquid securities.
privately placed securities whose resale is restricted under         For this Series, the 10% limit includes restricted securities
securities law. Illiquid securities are securities that do not       such as privately placed securities that are eligible for
have a ready market, and cannot be easily sold within seven          resale only among certain institutional buyers without
days at approximately the price that a series has valued them.       registration, which are commonly known as "Rule 144A
                                                                     Securities" and repurchase agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

Social Awareness Series is permitted to invest in all available types of equity securities, including preferred stock, warrants, convertible securities and foreign securities. The Series may also enter into futures and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Social Awareness Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Social Awareness Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Social Awareness Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Social Awareness Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing     Investing in any mutual fund involves risk,
   in Social Awareness     including the risk that you may receive little or
                Series     no return on your investment, and the risk that
                           you may lose part or all of the money you invest.
                           Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Social
                           Awareness Series. Please see the Statement of
                           Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                          Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Social Awareness Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and generally do not
confidence.                                                          trade for short-term purposes.

Industry and security risk is the risk that the value of             We limit the amount of Social Awareness Series' assets
securities in a particular industry or the value of an               invested in any one industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the         Because Social Awareness Series avoids investing in companies
individual company issuing the stock or bond.                        that don't meet socially responsible criteria, its exposure to certain industry sectors may be greater or less than similar funds or market indexes. This could affect its performance positively or negatively, depending on the performance of
                                                                     those sectors.

Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that the Series has valued them.

Limited market risk is the risk that because the Series avoids       Because the Series only invests in companies that meet its
certain companies not considered socially responsible, it            definition of "socially responsible," this risk is
could miss out on strong performance from those companies.           unavoidable.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager          The Series is managed by Delaware Management
   and sub-adviser          Company. Vantage Investment Advisors is the
                            Series' sub-adviser. As sub-adviser, Vantage is responsible for day-to-day management of the Series' assets. Delaware Management Company administers the Series' affairs and has ultimate responsibility for all investment advisory services for the Series. Delaware Management
                            Company also supervises the sub-adviser's performance. For their services to the Series, the manager and sub-adviser were paid an aggregate fee of 0.70% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

                            Vantage Investment Advisors was founded in 1979. It provides investment advice to pension plans, endowments, insurance and commingled products.


Portfolio managers          Enrique Chang and Christopher P. Harvey have
                            primary responsibility for making day-to-day investment decisions for Social Awareness Series.

                            Enrique Chang, Senior Vice President and Chief Investment Officer of Vantage Investment Advisors, became co-manager of the Series in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.

                            Christopher P. Harvey, Vice President of Vantage Investment Advisors, became co-manager of the Series in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated from Bucknell University with a BS degree in accounting. He received an MBA from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Mr. Harvey was a financial analyst with Merrill Lynch.

Financial highlights


                                                                                                           Social Awareness Series
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Period
                                                                                                                         5/1/97(1)
                                                                                                Year Ended 12/31           through
                                                                                           1998               1999        12/31/97
----------------------------------------------------------------------------------------------------------------------------------

The financial             Net asset value, beginning of period                          $14.550           $ 12.840         $10.000
highlights table is
intended to help you      Income from investment operations
understand the
Series' financial         Net investment income                                           0.036              0.065           0.051
performance. The
total returns in the      Net realized and unrealized gain on investments                 1.834              1.880           2.789
table represent the                                                                     -------           --------         -------
rate that an
investor would have       Total from investment operations                                1.870              1.945           2.840
earned or lost on an                                                                    -------           --------         -------
investment in the
Series (assuming          Less dividends and distributions
reinvestment of all
dividends and             Dividends from net investment income                           (0.060)            (0.050)           none
distributions). All
"per share"               Distributions from net realized gain on investments              none             (0.185)           none
information reflects                                                                    -------           --------         -------
financial results
for a single Series       Total dividends and distributions                              (0.060)            (0.235)           none
share. This                                                                             -------           --------         -------
information has been
audited by Ernst &        Net asset value, end of period                                $16.360           $ 14.550         $12.840
Young LLP, whose                                                                        =======           ========         =======
report, along with
the Series'               Total return(2)                                                 12.91%             15.45%          28.40%
financial
statements, is            Ratios and supplemental data
included in the
Series' annual            Net assets, end of period (000 omitted)                       $36,739           $ 26,962         $ 7,800
report, which is
available upon            Ratio of expenses to average net assets                          0.85%              0.83%           0.80%
request by calling
800.523.1918.             Ratio of expenses to average net assets
                            prior to expense limitation and expenses paid indirectly       0.90%              0.89%           1.40%

                          Ratio of net investment income to average net assets             0.30%              0.80%           1.13%

                          Ratio of net investment income to average net assets
                            prior to expense limitation and expenses paid indirectly       0.25%              0.74%           0.53%

                          Portfolio turnover                                                 22%                30%             52%
                          ----------------------------------------------------------------------------------------------------------
                          (1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
                          (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.


Strategic Income Series

Our investment strategies

Strategic Income Series is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of providing high current income and total return. Certain economic and market events generally may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the portfolio. The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Series' performance.

Following are the three key sectors we focus on as well as our general investment approach in each sector:

o U.S. government and high-quality corporate bonds are selected primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio which could enhance total return.

o U.S. high-yield corporate bonds are primarily used to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the companies issuing them may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the portfolio after evaluating both the company's fundamental strength and the bond's liquidity.

o Foreign bonds are used to add diversification to the portfolio. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the portfolio, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Series' assets may be invested in each fixed-income sector. In addition, the Series may invest up to 10% of its assets in U.S. equity securities.

Strategic Income Series uses the same investment strategy as Delaware Strategic Income Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we       Fixed-income securities offer the potential for
  typically invest in     greater income payments than stocks, and also may
                          provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
             Securities                                                           How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations              The Series may invest up to 60% of net assets in high-yield corporate
issued by a corporation and rated lower than              bonds. Emphasis is typically on those rated BB or Ba by an NRSRO.
investment grade by an NRSRO such as S&P or
Moody's. High-yield bonds are issued by                   We carefully evaluate an individual company's financial situation, its
corporations that have poor credit quality and may        management, the prospects for its industry and the technical factors
have difficulty repaying principal and interest.          related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. The Series may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.


U.S. government securities: Direct U.S.                   The Series may invest up to 60% of net assets in direct U.S.
obligations including bills, notes, bonds as well         government obligations; however, these securities will typically be a
as other debt securities issued by the U.S.               smaller percentage of the portfolio because they generally do not
Treasury or securities of U.S. government agencies        offer as high a level of current income as other fixed-income
or instrumentalities which are backed by the full         securities the Series may invest in.
faith and credit of the United States.

Mortgage-backed securities: Fixed-income                  We may invest up to 60% of net assets in government-related
securities that represent pools of mortgages, with        mortgage-backed securities or fully collateralized privately issued
investors receiving principal and interest                mortgage-backed securities.
payments as the underlying mortgage loans are paid
back. Many are issued and guaranteed against              We may invest up to 20% of net assets in mortgage-backed securities
default by the U.S. government or its agencies or         issued by private companies if the securities are not collateralized
instrumentalities, such as the Federal Home Loan          by the U.S. government, or its agencies or instrumentalities. However,
Mortgage Corporation, Fannie Mae and the                  these securities must be rated at the time of purchase in one of the
Government National Mortgage Association. Others          four highest categories by an NRSRO such as S&P or Moody's. They must
are issued by private financial institutions, with        also represent interests in whole-loan mortgages, multi-family
some fully collateralized by certificates issued          mortgages, commercial mortgages and other motgage collateral supported
or guaranteed by the U.S. government or its               by a first mortgage lien on real estate. The privately issued
agencies or instrumentalities.                            securities we invest in are either CMOs or REMICs (see below).

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
             Securities                                                           How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs):               See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is the mortgages that are grouped
into different pools according to their maturity.

Real estate mortgage investment conduits (REMICs):        See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is a fixed pool of mortgages
secured by an interest in real property. Like
CMOs, REMICs offer different pools.

Asset-backed securities: Bonds or notes backed by         We invest only in asset-backed securities rated in one of the four
accounts receivables including home equity,               highest categories by an NRSRO.
automobile or credit loans.

Investment grade corporate bonds: Debt obligations        The Series may invest up to 60% of net assets in investment grade
issued by a corporation rated in one of the four          corporate bonds.
highest categories by an NRSRO (or, if unrated,
that we believe are of equal quality). Debt
securities within the top three categories by an
NRSRO comprise what are known as high-grade bonds
and are regarded as having a strong ability to pay
principal and interest. Securities in the fourth
category by an NRSRO are known as medium-grade
bonds and are regarded as having an adequate
capacity to pay principal and interest but with
greater vulnerability to adverse economic
conditions and speculative characteristics.

Foreign government securities and foriegn                 We may invest in foreign government securities and primarily focus on
corporate bonds: Foriegn government securities            better quality bonds with investment-grade credit ratings. The Series
issued by foreign governments or supranational            may also invest in securities issued by supranational entities, which
entities. A supranational entity is an entity             are typically of higher quality.
established or financially supported by the
national governments of one or more countries. The        We may invest in both rated and unrated foreign securities. We may
International Bank for Reconstruction and                 invest both in investment grade securities and non-investment grade
Development (more commonly known as the World             (i.e., those rated BB or lower by S&P or Fitch, Ba or lower by
Bank) is one example of a supranational entity.           Moody's, or similarly rated by another NRSRO.)

Foreign corporate bonds are debt obligations              However, up to 15% of the Series' assets may also be invested in
issued by a foreign corporation.                          foreign securities issued by emerging or developing countries, which may be lower rated, including securities rated below investment grade.

Zero coupon bonds and pay-in-kind bonds: Zero             We may invest in zero coupon bonds and payment in kind bonds, though
coupon securities are debt obligations which do           we do not expect this to be a significant component of our strategy.
not entitle the holder to any periodic payments of        The market prices of these bonds are generally more volatile than the
interest prior to maturity or a specified date            market prices of securities that pay interest periodically and are
when the securities begin paying current interest.        likely to react to changes in interest rates to a greater degree than
Therefore, they are issued and traded at a price          interest-paying bonds having similar maturities and credit quality.
lower than their face amounts or par value.               They may have certain tax consequences which, under certain
Payment-in-kind bonds pay interest or dividends in        conditions, could be adverse to the Fund.
the form of additional bonds or preferred stock.




Equity securities: Common stocks, preferred stocks        Up to 10% of the Series' assets may be invested in U.S. equity
(including adjustable rate preferred stocks) and          securities.
other equity securities, such as convertible
securities and warrants.                                  We would select only equity securities that were consistent with the
                                                          Series' objective of high current income and total return.

Options and futures: Options represent a right to         At times when we anticipate adverse conditions, we may want to protect
buy or sell a security or group of securities at          gains on securities without actually selling them. We might use
an agreed upon price at a future date. The                options or futures to neutralize the effect of any price declines,
purchaser of an option may or may not choose to go        without selling the bond or bonds, or as a hedge against changes in
through with the transaction.                             interest rates.

Futures contracts are agreements for the purchase         Use of these strategies can increase the operating costs of the Series
or sale of securities at a specified price, on a          and can lead to loss of principal.
specified date. Unlike an option, a futures
contract must be executed unless it is sold before
the settlement date.

Options and futures are generally considered to be derivative securities.

Investment company securities: In some foreign            We may invest in closed-end investment companies consistent with the
countries, investments by a mutual fund may only          1940 Act requirements. These investments involve an indirect payment
be made through investments in closed-end                 of a portion of the other investment companies' expenses, including
investment companies that in turn invest in the           advisory fees.
securities of such countries.

Brady Bonds: These are debt securities issued             We may invest in Brady Bonds. We believe that the economic reforms
under the framework of the Brady Plan, an                 undertaken by countries in connection with the issuance of Brady Bonds
initiative for debtor nations to restructure their        makes the debt of countries that have issued Brady Bonds or those that
outstanding external indebtedness (generally,             have announced plans to issue them a viable opportunity for
commercial bank debt). Brady Bonds tend to be of          investment.
lower quality and more speculative than securities
of developed country issuers.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
             Securities                                                           How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward contract         We may invest in securities issued in any currency and may hold
involves an obligation to purchase or sell a              foreign currency.
specific currency at a future date at a price set
at the time of the contract. Forward contracts are        Although the Series values its assets daily in terms of U.S. dollars,
used to "lock-in" the price of a security that            we do not convert our holdings of foreign currencies into U.S. dollars
will be purchased or sold, in terms of U.S.               on a daily basis. We may, however, from time to time, purchase or sell
dollars or other currencies.                              foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a cash basis at the spot rate prevailing in the foreign currency exchange market or through a forward foreign currency contract or forward contract. The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to "lock-in" the price of that security, in terms of U.S.
                                                          dollars. Investors should be aware of the costs of currency conversion. The Series will not use forward contracts for speculative purposes.

                                                          These transactions may increase the Series' expenses.

Repurchase agreements: An agreement between a             Typically, we use repurchase agreements as a short-term investment for
buyer, such as the Series, and a seller of                the Series' cash position. In order to enter into these repurchase
securities in which the seller agrees to buy the          agreements, the Series must have collateral of at least 102% of the
securities back within a specified time at the            repurchase price. The Series will only enter into repurchase
same price the buyer paid for them, plus an amount        agreements in which the collateral is U.S. government securities.
equal to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.

Restricted securities: Privately placed securities        We may invest in privately placed securities, including those that are
whose resale is restricted under securities law.          eligible for resale only among certain institutional buyers without registration which are commonly known as Rule 144A Securities.
                                                          Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.

Interest rate swap and index swap agreements: In          We may use interest rate swaps to adjust the Series' sensitivity to
an interest rate swap, a series receives payments         interest rates, or to hedge against changes in interest rates.
from another party based on a floating interest
rate in return for making payments based on a             Index swaps may be used to gain exposure to markets that the Series
fixed interest rate. An interest rate swap can            invests in or as a substitute for futures options or forward contracts
also work in reverse, with a series receiving             if such contracts are not directly available to the Series on
payments based on a fixed interest rate and making        favorable terms.
payments based on a floating interest rate. In an
index swap, a series receives gains or incurs             Interest rate swaps and index swaps will be considered illiquid
losses based on the total return of an index, in          securities (see below).
exchange for making fixed or floating interest
rate payments to another party.

Illiquid securities: Securities that do not have a        We may invest up to 10% of net assets in illiquid securities,
ready market, and cannot be easily sold within            including repurchase agreements with maturities of over seven days.
seven days at approximately the price that a
series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including real estate investment trusts. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table.

Lending securities Strategic Income Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Strategic Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Strategic Income Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Strategic Income Series' annual portfolio turnover will exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing    Investing in any mutual fund involves risk, including
in Strategic Income       the risk that you may receive little or no return on
Series                    your investment, and the risk that you may lose part
                          or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Strategic
                          Income Series. Please see the Statement of Additional
                          Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
               Risks                                                         How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of         We maintain a long-term investment approach and focus on bonds that we
the securities in a certain market--like the stock        believe will continue to pay interest regardless of interim market
or bond market--will decline in value because of          fluctuations. We do not try to predict overall bond market or interest
factors such as economic conditions, future               rate movements and generally do not trade for short-term purposes.
expectations or investor confidence.
                                                          In evaluating the use of an index swap, we carefully consider how
Index swaps are subject to the same market risks          market changes could affect the swap and how that compares to us
as the investment market or sector that the index         investing directly in the market the swap is intended to represent.
represents. Depending on the actual movements of
the index and how well the portfolio managers
forecast those movements, a series could
experience a higher or lower return than
anticipated.

Industry and security risk is the risk that the           We diversify the Series assets across three distinct sectors of the
value of securities in a particular industry or           bond market and among a wide variety of individual issuers.
the value of an individual stock or bond will
decline because of changing expectations for the
performance of that industry or for the individual
company issuing the stock or bond.

Interest rate risk is the risk that securities            The Series is subject to interest rate risk. We cannot eliminate that
will decrease in value if interest rates rise. The        risk, but we do strive to manage it by monitoring economic conditions.
risk is greater for bonds with longer maturities
than for those with shorter maturities.                   We will not invest in swaps with maturities of more than two years.
                                                          Each business day we will calculate the amount the Series must pay for
Swaps may be particularly sensitive to interest           any swaps it holds and will segregate cash or other liquid securities
rate changes. Depending on the actual movements of        to cover that amount.
interest rates and how well the portfolio managers
anticipate them, a series could experience a
higher or lower return than anticipated.



Credit risk The possibility that a bond's issuer          Our careful, credit-oriented bond selection and our commitment to hold
(or an entity that insures the bond) will not be          a diversified selection of high-yield bonds are designed to manage
able to make timely payments of interest and              this risk.
principal.
                                                          Our holdings of high quality investment grade bonds are less subject
Investing in so-called "junk" or "high-yield"             to credit risk and may help to balance any credit problems experienced
bonds entails the risk of principal loss, which           by individual high-yield bond issuers or foreign issuers.
may be greater than the risk involved in
investment grade bonds. High-yield bonds are              When selecting dealers with whom we would make interest rate or index
sometimes issued by companies whose earnings at           swap agreements, we focus on those with high quality ratings and do
the time the bond is issued are less than the             careful credit analysis before investing.
projected debt payments on the bonds.

Some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, adversely affect the value of outstanding bonds and adversely affect the ability of high-yield issuers to repay principal and interest. It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in a series' net asset value.

If there were a national credit crisis or an
issuer were to become insolvent, principal values
could be adversely affected.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Risks                                                         How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a        We will use options and futures for defensive purposes, such as to
series may experience a significant loss if it            protect gains in the portfolio without actually selling the security
employs an option or futures strategy related to a        or to neutralize the impact of interest rate changes. We will not use
security or a market index and that security or           futures and options for speculative reasons or in an effort to enhance
index moves in the opposite direction from what           return.
the portfolio managers anticipated. Futures and
options also involve additional expenses, which
could reduce any benefit or increase any loss to a
series from using the strategy.

Foreign risk is the risk that foreign securities          The Series will attempt to reduce foreign investing risks through
may be adversely affected by political instability        portfolio diversification, credit analysis and attention to trends in
(including governmental seizures or                       the world economies, industries and financial markets.
nationalization of assets), changes in currency
exchange rates, foreign economic conditions or            We carefully evaluate the political and economic situations in the
inadequate regulatory and accounting standards.           countries where we invest and take these risks into account before we
Foreign markets may also be less efficient, less          select securities for the portfolio. However, there is no way to
liquid, have greater price volatility, less               eliminate foreign risks when investing internationally.
regulation and higher transaction costs than U.S.
markets.

Foreign government securities risks involve the           Strategic Income Series attempts to reduce the risks associated with
ability of a foreign government or government             investing in foreign governments by limiting the portion of portfolio
related issuer to make timely and ultimate                assets that may be invested in such securities.
payments on its external debt obligations. This
ability to make payments will be strongly
influenced by the issuer's balance of payments,
including export performance, its access to
international credits and investments,
fluctuations in interest rates and the extent of
its foreign reserves.

Currency risk is the risk that the value of an            We may try to hedge currency risk by purchasing foreign currency
investment may be negatively affected by changes          exchange contracts. By agreeing to purchase or sell foreign securities
in foreign currency exchange rates. Adverse               at a pre-set price on a future date, the Series strives to protect the
changes in exchange rates may reduce or eliminate         value of the stock it owns from future changes in currency rates. We
any gains produced by investments that are                will use forward currency exchange contracts only for defensive
denominated in foreign currencies and may increase        measures, not to enhance portfolio returns. However, there is no
any losses.                                               assurance that a strategy such as this will be successful.

Emerging markets risk is the possibility that the         While the Strategic Income Series may purchase securities of issuers
risks associated with international investing will        in any foreign country, developed and emerging, no more than 15% of
be greater in emerging markets than in more               the Series' assets may be invested in direct obligations of issuers
developed foreign markets because, among other            located in emerging market countries.
things, emerging markets may have less stable
political and economic environments.

Liquidity risk is the possibility that securities         A less liquid secondary market may have an adverse effect on our
cannot be readily sold within seven days at               ability to dispose of particular issues, when necessary, to meet the
approximately the price that a series values them.        Series' liquidity needs or in response to a specific event, such as the declining creditworthiness of the issuer. In striving to manage
The high-yield secondary market is particularly           this risk, we evaluate the size of a bond issuance as a way to
susceptible to liquidity problems when the                anticipate its likely liquidity level.
institutions, such as mutual funds and certain
financial institutions that dominate it,                  We may invest only 10% of net assets in illiquid securities, excluding
temporarily stop buying bonds for regulatory,             Rule 144A securities described above.
financial or other reasons.

Valuation risk: A less liquid secondary market as         We will strive to manage this risk by carefully evaluating individual
described above can make it more difficult for a          bonds and by limiting the amount of the portfolio that can be
series to obtain precise valuations of the                allocated to privately placed high-yield securities.
high-yield securities in its portfolio. During
periods of reduced liquidity, judgment plays a
greater role in valuing high-yield securities.

Legislative and regulatory risk: The United States        We monitor the status of regulatory and legislative proposals to
Congress has from time to time taken or considered        evaluate any possible effects they might have on the Series'
legislative actions that could adversely affect           portfolio.
the high-yield bond market. For example,
Congressional legislation has, with some
exceptions, generally prohibited federally insured
savings and loan institutions from investing in
high-yield securities. Regulatory actions have
also affected the high-yield market. Similar
actions in the future could reduce liquidity for
high-yield issues, reduce the number of new
high-yield securities being issued and could make
it more difficult for a fund to attain its
investment objective.
------------------------------------------------------------------------------------------------------------------------------------



Investment manager   The Series is managed by Delaware Management Company.
   and sub-adviser   Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Delaware
                     International Advisers Ltd. is the Series' sub-adviser.
                     Subject to the overall supervision of manager, the sub-adviser manages the international sector of the Series' portfolio and furnishes the manager with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities. For its services to the Series, the Series paid the manager and sub-adviser an aggregate fee of 0.65% of average daily net assets for the last fiscal year.

Portfolio managers   Paul A. Matlack and Paul Grillo have primary responsibility for making day-to-day investment decisions for Strategic
                     Income Series. Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Strategic Income Series regarding its investments in foreign securities. In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed-income team members.

                     Paul A. Matlack, Vice President/Senior Portfolio Manager, is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. He has primary responsibility for allocating Strategic Income Series' assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Series regarding its investments in the high-yield sector. He is a CFA charterholder. Mr. Matlack has been a member of Strategic Income Series' management team since its inception.

                     Paul Grillo, Vice President/Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, he served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at the Chemical Bank. Mr. Grillo is a CFA charterholder. He has primary responsibility for making day-to-day investment decisions for the Series regarding its investments in investment grade securities. Mr. Grillo has been a member of Strategic Income Series' management team since its inception.

                     Christopher A. Moth, Senior Portfolio Manager, Director of Investment Strategy, Fixed Income and Currency and Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers, he has been a key contributor in developing the fixed-income product and establishing in-house systems to control and faciliate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Series in July 1999.

                     Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International Advisers in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

                     David G. Tilles, Managing Director and Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International Advisers in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International Advisers was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Financial highlights

                                                                                                         Strategic Income Series
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Period 5/1/97(1)
                                                                                           Year Ended 12/31              through
                                                                                       1999               1998          12/31/97
                        --------------------------------------------------------------------------------------------------------
The financial           Net asset value, beginning of period                        $10.600            $10.620           $10.000
highlights table is
intended to help you    Income (loss) from investment operations
understand the
Series' financial       Net investment income(2)                                      0.779              0.832             0.523
performance. All
"per share"             Net realized and unrealized gain (loss) on
information reflects       investments and foreign currencies                        (1.109)            (0.557)            0.097
financial results                                                                   -------            -------            ------
for a single Series     Total from investment operations                             (0.330)             0.275             0.620
share. The total                                                                    -------            -------            ------
returns in the table    Less dividends and distributions
represent the rate
that an investor        Dividends from net investment income                         (0.610)            (0.270)             none
would have earned or
lost on an              Distributions from net realized gain on investments            none             (0.025)             none
investment in the                                                                   -------            -------            ------
Series (assuming        Total dividends and distributions                            (0.610)            (0.295)             none
reinvestment of all                                                                 -------            -------            ------
dividends and
distributions). This    Net asset value, end of period                               $9.660            $10.600           $10.620
information has been                                                                =======            =======            ======
audited by Ernst &
Young LLP, whose        Total return(3)                                               (3.29%)             2.63%(4)          6.20%(4)
report, along with
the Series'             Ratios and supplemental data
financial
statements, is          Net assets, end of period (000 omitted)                     $19,842            $20,571            $8,606
included in the
Series' annual          Ratio of expenses to average net assets                        0.80%              0.80%             0.80%
report, which is
available upon          Ratio of expenses to average net assets
request by calling         prior to expense limitation and expenses paid indirectly    0.80%              0.81%             1.23%
800.523.1918.
                        Ratio of net investment income to average net assets           7.88%              7.90%             7.44%

                        Ratio of net investment income to average net assets
                           prior to expense limitation and expenses paid indirectly    7.88%              7.89%             7.01%

                        Portfolio turnover                                              101%               143%               70%
                        ------------------------------------------------------------------------------------------------------------
                        (1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
                        (2) Per share information was based on the average shares outstanding method.
                        (3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                        (4) Total return reflects expense limitations in effect for the Series.


Trend Series

Our investment strategies

We strive to identify small companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales and earnings.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. The key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. In striving to do this, Trend Series studies:

o the operational history of the company;

o the strategic focus of the company; and

o the company's competitive environment.

The Series uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflow as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Trend Series uses the same investment strategy as Delaware Trend Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Stocks offer investors the potential for capital
typically invest in     appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
             Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Trend Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of        Generally, we invest 85% to 100% of net assets in common stock with at
ownership in a corporation. Stockholders                  least 65% in small, growth-oriented companies.
participate in the corporation's profits and losses,
proportionate to the number of shares they own.

American Depositary Receipts (ADRs): ADRs are             We may hold ADRs when we believe they offer greater appreciation
issued by a U.S. bank and represent the bank's            potential than U.S. securities.
holdings of a stated number of shares of a foreign
corporation. An ADR entitles the holder to all
dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and
sold the same as U.S. securities.

Repurchase agreements: An agreement between a             Typically, we use repurchase agreements as a short-term investment for
buyer, such as the Series, and a seller of                the Series' cash position. In order to enter into these repurchase
securities in which the seller agrees to buy the          agreements, the Series must have collateral of at least 102% of the
securities back within a specified time at the            repurchase price. The Series will only enter into repurchase
same price the buyer paid for them, plus an amount        agreements in which the collateral is U.S. government securities.
equal to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.

Restricted securities: Privately placed securities        We may invest in privately placed securities, including those that are
whose resale is restricted under securities law.          eligible for resale only among certain institutional buyers without registration which are commonly known as Rule 144A Securities.
                                                          Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a        We may invest up to 10% of net assets in illiquid securities,
ready market, and cannot be easily sold within            including repurchase agreements with maturities of over seven days.
seven days at approximately the price that a
series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Trend Series may also invest in other securities including convertible securities, warrants and preferred stocks. The Series may also enter into futures and options. Trend Series may invest a portion of its net assets directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions information on these securities as well as those listed in the table above.

Lending securities Trend Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Trend Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Trend Series may hold a substantial portion of its assets in cash or cash equivalents, fixed-income obligations issued by the U.S. government, its agencies or instrumentalities and corporate bonds. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Trend Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing   Investing in any mutual fund involves risk, including
       in Trend Series   the risk that you may receive little or no return on
                         your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Trend
                         Series. Please see the Statement of Additional
                         Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
              Risks                                                  How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Trend Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of         We maintain a long-term investment approach and focus on stocks we
the securities in a certain market--like the stock        believe can appreciate over an extended time frame regardless of
or bond market--will decline in value because of          interim market fluctuations. We do not try to predict overall stock
factors such as economic conditions, future               market movements and though we may hold securities for any amount of
expectations or investor confidence.                      time, we typically do not trade for short-term purposes.

Industry and security risk is the risk that the           We limit the amount of Trend Series' assets invested in any one
value of securities in a particular industry or           industry and in any individual security. We also follow a rigorous
the value of an individual stock or bond will             selection process before choosing securities and continuously monitor
decline because of changing expectations for the          them while they remain in the portfolio.
performance of that industry or for the individual
company issuing the stock.

Small company risk is the risk that prices of             Trend Series maintains a well-diversified portfolio, selects stocks
smaller companies may be more volatile than larger        carefully and monitors them continuously.
companies because of limited financial resources
or dependence on narrow product lines.

Interest rate risk is the risk that securities            We analyze each company's financial situation and its cash flow to
will decrease in value if interest rates rise. The        determine the company's ability to finance future expansion and
risk is generally associated with bonds; however,         operations. The potential effect that rising interest rates might have
because smaller companies often borrow money to           on a stock is taken into consideration before the stock is purchased.
finance their operations, they may be adversely
affected by rising interest rates.

Foreign risk is the risk that foreign securities          We typically invest only a small portion of the Series' portfolio in
may be adversely affected by political instability        foreign corporations through American Depositary Receipts. We do not
(including governmental seizures or                       presently intend to invest directly in foreign securities. When we do
nationalization of assets), changes in currency           purchase ADRs, they are generally denominated in U.S. dollars and
exchange rates, foreign economic conditions or            traded on a U.S. exchange.
inadequate regulatory and accounting standards.
Foreign markets may also be less efficient, less
liquid, have greater price volatility, less
regulation and higher transaction costs than U.S.
markets.

Liquidity risk is the possibility that securities         We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that a series has valued
them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager    The Series is managed by Delaware Management Company.
                      Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers    Gerald S. Frey has primary responsibility for making
                      day-to-day investment decisions for the Trend Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A.
                      Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori P.
                      Wachs.

                      Gerald S. Frey, Senior Vice President/Senior Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was Co-Manager from June 1996 to March 1997.

                      Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

                      John A. Heffern, Vice President, Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

                      Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

                      Steven T. Lampe, Vice President, Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

                      Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

Financial highlights

                                                                                                                     Trend Series
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Year Ended 12/31
                                                                             1999       1998        1997        1996         1995
                          -------------------------------------------------------------------------------------------------------
The financial             Net asset value, beginning of year             $ 19.760   $ 17.380     $14.560     $14.020     $10.160
highlights table is
intended to help you      Income (loss) from investment operations
understand the
Series' financial         Net investment income(loss)(1)                   (0.043)     0.006       0.019       0.050       0.098
performance. The
total returns in the      Net realized and unrealized gain
table represent the          (loss) on investments                         13.945      2.736       3.031       1.380       3.852
rate that an                                                             --------   --------    --------     -------     -------
investor would have       Total from investment operations                 13.902      2.742       3.050       1.430       3.950
earned or lost on an                                                     --------   --------    --------     -------     -------
investment in the         Less dividends and distributions
Series (assuming
reinvestment of all       Dividends from net investment income             (0.002)    (0.020)     (0.050)     (0.090)     (0.090)
dividends and
distributions). All       Distributions from net realized
"per share"                  gain on investments                             none     (0.342)     (0.180)     (0.800)       none
information reflects                                                     --------   --------    --------     -------     -------
financial results         Total dividends and distributions                (0.002)    (0.362)     (0.230)     (0.890)     (0.090)
for a single Series                                                      --------   --------    --------     -------     -------
share. This               Net asset value, end of year                   $ 33.660   $ 19.760     $17.380     $14.560     $14.020
information has been                                                     ========   ========    ========     =======     =======
audited by Ernst &        Total return(2)                                  70.45%     16.04%(3)   21.37%(3)   11.00%(3)   39.21%(3)
Young LLP, whose
report, along with        Ratios and supplemental data
the Series'
financial                 Net assets, end of period (000 omitted)        $503,657   $168,251    $118,276     $56,423     $20,510
statements, is
included in the           Ratio of expenses to average net assets           0.82%      0.81%       0.80%       0.80%       0.80%
Series' annual
report, which is          Ratio of expenses to average net assets prior
available upon               to expense limitation and
request by calling           expenses paid indirectly                       0.82%      0.85%       0.88%       0.92%       0.96%
800.523.1918.
                          Ratio of net investment income to average net
                             assets                                        (0.18%)     0.03%       0.16%       0.56%       1.03%

                          Ratio of net investment income to average net
                             assets prior to expense limitation and
                             expenses paid indirectly                      (0.18%)    (0.01%)      0.08%       0.44%       0.87%

                          Portfolio turnover                                  82%       121%        125%        112%         76%
                          -------------------------------------------------------------------------------------------------------
                          (1) Per share information for the year ended December 31, 1999 was based on the average shares outstanding method.
                          (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                          (3) Total return reflects expense limitations in effect for the Series.

U.S. Growth Series

Our investment strategies

U.S. Growth Series seeks to maximize capital appreciation. We invest primarily in common stocks and though we have the flexibility to invest in companies of all sizes, we generally focus on medium- and large-sized companies. Our goal is to own companies with the potential to grow earnings faster than the U.S. economy in general. We look for companies that have:

o low dividend yields;

o strong balance sheets; and

o high expected earnings growth rates relative to their industry.

There are a number of catalysts that might increase a company's potential for accelerated earnings growth. Our disciplined, research-intensive selection process is designed to identify earnings catalysts such as:

o management changes;

o new products;

o structural changes in the economy; or

o corporate restructurings and turnaround situations.

We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth. Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

U.S. Growth Series uses the same investment strategy as Delaware U.S. Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we   Stocks offer investors the potential for capital
typically invest in   appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                 Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  U.S. Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of        Generally, we invest 85% to 100% of the Series' net assets in common
ownership in a corporation. Stockholders                  stock of companies that we think have appreciation potential. We may
participate in the corporation's profits and              invest in companies of all sizes, but typically focus on medium- and
losses, proportionate to the number of shares they        large-sized companies.
own.

Foreign securities and American Depositary                The Series may invest up to 20% of its assets in securities of foreign
Receipts: Securities of foreign entities issued           issuers. Such foreign securities may be traded on a foreign exchange,
directly or, in the case of American Depositary           or they may be in the form of ADRs. Direct ownership of foreign
Receipts (ADRs), through a U.S. bank. ADRs                securities will typically not be a significant part of our strategy.
represent a bank's holding of a stated number of          We may, however own ADRs when we think they offer greater appreciation
shares of a foreign corporation. An ADR entitles          potential than domestic stocks.
the holder to all dividends and capital gains
earned by the underlying foreign shares. ADRs are
bought and sold in the same way as U.S.
securities.

Repurchase agreements: An agreement between a             Typically, we use repurchase agreements as a short-term investment for
buyer, such as the Series, and a seller of                the Series' cash position. In order to enter into these repurchase
securities in which the seller agrees to buy the          agreements, the Series must have collateral of at least 102% of the
securities back within a specified time at the            repurchase price. The Series would only enter into repurchase
same price the buyer paid for them, plus an amount        agreements in which the collateral is U.S. government securities.
equal to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.

Restricted securities: Privately placed securities        We may invest in privately placed securities, including those that are
whose resale is restricted under securities law.          eligible for resale only among certain institutional buyers without registration which are commonly known as Rule 144A Securities.
                                                          Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  U.S. Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Illiquid securities: Securities that do not have a        We may invest up to 15% of net assets in illiquid securities.
ready market, and cannot be easily sold within
seven days at approximately the price that a
series has valued them.

Fixed-income securities: Securities that may              We may invest up to 35% of the Series' assets in debt securities,
include debt securities, bonds, convertible bonds,        bonds, convertible bonds, preferred stocks and convertible preferred
as well as, non-investment grade fixed-income             stock. We may also invest up to 10% of this portion in non-investment
securities.                                               grade bonds if we believe that doing so would help us to meet the
                                                          Series' objective.

Options and futures: Options represent a right to         We might use options or futures to neutralize the effect of any
buy or sell a security or group of securities at          anticipated price declines, without selling the security. We might
an agreed upon price at a future date. The                also use options or futures to gain exposure to a particular market
purchaser of an option may or may not choose to go        segment without purchasing individual securities in that segment
through with the transaction.                             particularly if we had excess cash that we wanted to invest quickly.

Writing a covered call option on a security               When writing call options we will only write covered call options -
obligates the owner of the security to sell it at         call options on securities we actually own.
an agreed upon price on an agreed upon date
(usually no more than nine months in the future.)         Use of these strategies can increase the operating costs of the Series
The owner of the security receives a premium              and can lead to loss of principal.
payment from the purchaser of the call, but if the
security appreciates to a price greater than the
agreed upon selling price, a series would lose out
on those gains.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including U.S. government securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

When-issued securities, delayed delivery and firm commitment agreements The Series may purchase securities on a delayed delivery or when-issued basis; that is, paying for securities before delivery or taking delivery at a later date. The Series may also enter into firm commitment agreements (the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Series assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Series' total assets, the Series will not purchase any securities.

Temporary defensive positions For temporary defensive purposes, U.S. Growth Series may hold all or a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing   Investing in any mutual fund involves risk, including
 in U.S. Growth Series   the risk that you may receive little or no return on
                         your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in U.S.
                         Growth Series. Please see the Statement of Additional
                         Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                             How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                U.S. Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of         We maintain a long-term investment approach and focus on stocks we
the securities in a certain market--like the stock        believe can appreciate over an extended time frame regardless of
or bond market--will decline in value because of          interim market fluctuations. We do not try to predict overall stock
factors such as economic conditions, future               market movements and generally do not trade for short-term purposes.
expectations or investor confidence.

Industry and security risk is the risk that the           We limit the amount of U.S. Growth Series' assets invested in any one
value of securities in a particular industry or           industry and in any individual security.
the value of an individual stock or bond will
decline because of changing expectations for the
performance of that industry or for the individual
company issuing the stock or bond.

Foreign risk is the risk that foreign securities          We are permitted to invest up to 20% of the Series' portfolio in
may be adversely affected by political instability        foreign securities. When we do purchase foreign securities, they are
(including governmental seizures or                       generally ADRs which are denominated in U.S. dollars and traded on
nationalization of assets), changes in currency           U.S. stock exchanges.
exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards.
Foreign markets may also be less efficient, less
liquid, have greater price volatility, less
regulation and higher transaction costs than U.S.
markets.

Liquidity risk is the possibility that securities         We limit exposure to illiquid securities to 15% of net assets.
cannot be readily sold within seven days at
approximately the price that the Series values
them.

Credit risk is the possibility that a bond's              Fixed-income securities are not typically a significant component of
issuer (or an entity that insures the bond) will          our strategy. However, when we do invest in fixed-income securities,
be unable to make timely payments of interest and         we will not hold more than 10% of net assets in high-yield,
principal.                                                non-investment grade bonds. This limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high-yield bonds are designed to manage this risk.

Futures and options risk is the possibility that a        We will not use futures and options for speculative reasons. We may
series may experience a loss if it employs an             use options and futures to protect gains in the portfolio without
options or futures strategy related to a security         actually selling a security. We may also use options and futures to
or a market index and that security or index moves        quickly invest excess cash so that the portfolio is generally fully
in the opposite direction from what the manager           invested.
anticipated. Futures and options also involve
additional expenses, which could reduce any
benefit or increase any loss that a series gains
from using the strategy.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager       The Series is managed by Delaware Management Company.
                         Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. The Series will pay Delaware Management Company the following fee on an annual basis: 0.65% on the first $500 million of average daily net assets; 0.60% on the next $500 million; 0.55% on the next $1.5 billion and 0.50% on assets in excess of $2.5 billion.

Portfolio manager        Frank Houghton has primary responsibility for making
                         investment decisions for U.S. Growth Series.

                         Frank Houghton, Vice President/Senior Portfolio Manager, joined Delaware in March 2000. Prior to joining Delaware, Mr. Houghton was President and Portfolio Manager of Lynch & Mayer, Inc., which he joined in 1990 and became President in 1999. Prior to joining Lynch & Mayer, Inc., Mr. Houghton was Chairman of BMI Capital from 1984 to1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969-1977. Mr. Houghton received a BBA from Manhattan College and attended New York University Graduate School of Business Administration.

Financial highlights


                                                                                       U.S. Growth Series
---------------------------------------------------------------------------------------------------------
                                                                                       Period 11/15/99(1)
                                                                                                  through
                                                                                                 12/31/99
                          -------------------------------------------------------------------------------
The financial             Net asset value, beginning of period                                    $10.000
highlights table is
intended to help you      Income from investment operations
understand the
Series' financial         Net investment income                                                     0.026
performance. The
total return in the       Net realized and unrealized gain on investments                           0.564
table represents the                                                                              -------
rate that an              Total from investment operations                                          0.590
investor would have                                                                               -------
earned on an              Net asset value, end of period                                          $10.590
investment in the                                                                                 =======
Series (assuming          Total return(2)                                                            5.90%
reinvestment of all
dividends and             Ratios and supplemental data
distributions). All
"per share"               Net assets, end of period (000 omitted)                                  $8,744
information reflects
financial results         Ratio of expenses to average net assets                                    0.75%
for a single Series
share. This               Ratio of expenses to average net assets prior to expense
information has been         limitation and expenses paid indirectly                                 0.79%
audited by Ernst &
Young LLP, whose          Ratio of net investment income to average net assets                       3.33%
report, along with
the Series'               Ratio of net investment income to average net assets prior to
financial                    expense limitation and expenses paid indirectly                         3.29%
statements, is
included in the           Portfolio turnover                                                            0%
Series' annual            --------------------------------------------------------------------------------
report, which is          (1) Date of commencement of operations; ratios have been annualized but total
available upon                return has not been annualized.
request by calling
800.523.1918.             (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.


Who's who?  The following describes the various organizations involved with managing, administering, and servicing the Series.

            Board of trustees
            A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

            Investment managers
            Delaware Management Company, One Commerce Square, Philadelphia, PA 19103 Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

            An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

            Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts. Delaware International Advisers began operating in 1990 and manages global and international institutional and mutual fund accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

            Sub-advisers
            Lincoln Investment Management, Inc., 200 E. Berry Street, Fort Wayne, Indiana 46802 Vantage Investment Advisors, 405 Lexington Avenue, New York, NY 10174 Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

            A sub-adviser is a company generally responsible for the management of the fund's assets and is selected and supervised by the investment manager.

            Portfolio managers
            Portfolio managers are employed by the investment managers or sub-advisers to make investment decisions for individual portfolios on a day-to-day basis. See "Information about individual Series" for information about the portfolio managers of the various series.

            Distributor
            Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

            Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

            Custodian
            The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY
            11245

            Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

Important information about all Series
--------------------------------------------------------------------------------

Share classes   Each Series has two classes of shares, Standard Class and
                Service Class. Each class is identical except that Service Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service Class shares.

 Purchase and   Shares are sold only to separate accounts of life companies at
redemption of   net asset value. (See "Valuation of shares.") Redemptions will
       shares   be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Cash Reserve Series is managed to maintain a constant $10 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation       The price you pay for shares will depend on when we receive your
of shares       purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock
                Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock
                Exchange is open for business. We reserve the right to reject any purchase order.

                We determine a Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                A significant portion of the portfolio securities of the Emerging Markets, Global Bond, International Equity and Strategic Income Series is listed on foreign exchanges. From time to time, other Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series do not price their shares. As a result, the NAV of these Series may change on days when you will not be able to purchase or redeem shares of the Series.

       Dividends,     For the Capital Reserves and Cash Reserve Series,
distributions and     dividends, if any, are declared daily and paid monthly.
            taxes     Short-term capital gains distributions, if any, may be
                      paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

                      For the Balanced and Growth and Income Series, dividends, if any, are paid quarterly. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

                      For the Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, High Yield, International Equity, REIT, Select Growth, Small Cap Value, Social Awareness, Strategic Income, Trend and U.S. Growth Series, dividends and capital gain distributions, if any, are distributed annually.

                      We automatically reinvest all dividends and any capital gains.

                      A Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the respective Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                      Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

             EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

Delaware Group
Premium Fund


                      Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

                      You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.













                      Investment Company Act File No. 811-5162

DELAWARE(SM)
INVESTMENTS
--------------------
Philadelphia[]London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Delaware Group
Premium Fund

Service Class

1818 Market Street,
Philadelphia, PA 19103

Prospectus May 1, 2000

This Prospectus offers 18 Portfolios. Each Portfolio (Series) is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described below.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Balanced Series (formerly Delaware Balanced Series) - seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. This Series has the same objective and investment disciplines as Delaware Balanced Fund, a separate fund in the Delaware Investments family.

Capital Reserves Series - seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

Cash Reserve Series - a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series has the same objective and investment disciplines as Delaware Cash Reserve Fund, a separate fund in the Delaware Investments family. The shares of Cash Reserve Series are neither insured nor guaranteed by the U.S. government and there is no assurance that the Series will be able to maintain a stable net asset value of $10.00 per share.

Convertible Securities Series - seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities.

Devon Series - seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. This Series has the same objective and investment disciplines as Delaware Devon Fund, a separate fund in the Delaware Investments family.

Emerging Markets Series - seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. This Series has the same objective and investment disciplines as Delaware Emerging Markets Fund, a separate fund in the Delaware Investments family.

Global Bond Series - seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Delaware Global Bond Fund, a separate fund in the Delaware Investments family.

Growth and Income Series - seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series has the same objective and investment disciplines as Delaware Growth and Income Fund, a separate fund in the Delaware Investments family.

Growth Opportunities Series (formerly DelCap Series) - seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series has the same objective and investment disciplines as Delaware Growth Opportunities Fund, a separate fund in the Delaware Investments family.

High Yield Series (formerly Delchester Series) - seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. These are commonly known as junk bonds. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

International Equity Series - seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as Delaware International Equity Fund, a separate fund in the Delaware Investments family.

REIT Series - seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as Delaware REIT Fund, a separate fund in the Delaware Investments family.

Select Growth Series (formerly Aggressive Growth Series) - seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. This Series has the same objective and investment discipline as Delaware Select Growth Fund, a separate fund in the Delaware Investments family.

Small Cap Value Series - seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. This Series has the same objective and investment disciplines as Delaware Small Cap Value Fund, a separate fund in the Delaware Investments family.

Social Awareness Series - seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series has the same objective and investment disciplines as Delaware Social Awareness Fund, a separate fund in the Delaware Investments family.

Strategic Income Series - seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. This Series has the same objective and investment disciplines as Delaware Strategic Income Fund, a separate fund in the Delaware Investments family.

Trend Series - seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. This Series has the same objective and investment disciplines as Delaware Trend Fund, a separate fund in the Delaware Investments family.

U.S. Growth Series - seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. This Series has the same objective and investment disciplines as Delaware U.S. Growth Fund, a separate fund in the Delaware Investments family.

The Global Bond Series and the Convertible Securities Series are not available in the Group Flexible Premium Variable Life Insurance product.

Table of contents

-------------------------------------------------------------------   --------------------------------------------------------------
Profiles                                                               Information about individual Series
                                                                       (Strategies, Risks, Portfolio managers, Financial highlights)

Balanced Series                                            Page 2                           Page 26
Capital Reserves Series                                         3                                31
Cash Reserve Series                                             4                                36
Convertible Securities Series                                   5                                39
Devon Series                                                    6                                45
Emerging Markets Series                                         7                                50
Global Bond Series                                              9                                57
Growth and Income Series                                       11                                64
Growth Opportunities Series                                    12                                68
High Yield Series                                              13                                74
International Equity Series                                    14                                80
REIT Series                                                    16                                85
Select Growth Series                                           18                                90
Small Cap Value Series                                         19                                94
Social Awareness Series                                        20                                98
Strategic Income Series                                        22                               102
Trend Series                                                   24                               109
U.S. Growth Series                                             25                               113

Fund administration (Who's who)                          Page 117

Important Information about all Series
Share classes                                                 118
Purchase and redemption of shares                             118
Valuation of shares                                           118
Dividends, distributions and taxes                            119

Profile: Balanced Series (formerly Delaware Balanced Series)

What are the Series' goals?
   Balanced Series seeks a balance of capital appreciation, income and preservation of capital. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest at least 25% of the Series' assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Balanced Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o    Investors with long-term financial goals.
o    Investors looking for stocks and bonds combined in a single investment.
o    Investors seeking a measure of capital preservation.

Who should not invest in the Series
o    Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Balanced Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Balanced Series. We show how returns have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of -3.11%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 17.54% for the quarter ended March 31, 1991 and its lowest quarterly return was -12.93% for the quarter ended September 30, 1990.

[BAR CHART]

Year-by-year total return


1990    1991    1992    1993    1994     1995    1996    1997    1998     1999
----    ----    ----    ----    ----     ----    ----    ----    ----     ----
-0.18%  26.59%  13.85%  8.18%   -0.15%   26.58%  15.91%  26.40%  18.62%   -7.85%


                              Average annual returns for periods ending 12/31/99

                         Balanced           S&P 500
                          Series       Composite Stock         Lehman Brothers
                      Standard Class     Price Index        Aggregate Bond Index

   1 year               -7.85%            21.03%                 -0.82%
   5 years              15.18%            28.54%                  7.73%
  10 years              12.16%            18.19%                  7.70%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an index that measures the performance of about 5,500 publically traded bonds, including U.S. government, mortgage-backed, corporate and Yankee bonds. Neither index is a perfect comparison to Balanced Series since the S&P 500 Composite Stock Price Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Capital Reserves Series

What are the Series' goals?
   Capital Reserves Series seeks a high stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? Capital Reserves Series invests primarily in short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations.

Capital Reserves Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time. The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending the average maturity of the bonds in its portfolio beyond what is typically associated with money market funds.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by adverse changes in interest rates or, in the case of corporate bonds, by poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Capital Reserves Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o    Investors with long-term financial goals.
o    Investors looking for relatively stable and high income flow.
o Investors looking for the security associated with a portfolio of high quality fixed-income securities.

Who should not invest in the Series
o    Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Capital Reserves Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Capital Reserves Series. We show how returns have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of 1.12%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 4.35% for the quarter ended June 30, 1995 and its lowest quarterly return was -2.21% for the quarter ended March 31, 1994.

[BAR CHART]

Year-by-year total return

1990    1991    1992    1993    1994     1995    1996    1997     1998     1999
----    ----    ----    ----    ----     ----    ----    ----     ----     ----
8.23%   8.84%   7.20%   7.85%   -2.68%   14.08%  4.05%   7.60%    6.78%    0.28%



                              Average annual returns for periods ending 12/31/99

                            Capital Reserves
                                Series              Lehman Brothers Intermediate
                            Standard Class       Government Corporate Bond Index

   1 year                        0.28%                        0.39%
   5 years                       6.46%                        7.10%
  10 years                       6.13%                        7.26%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b- I fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee

The Series returns are compared to the performance of the Lehman Brothers Intermediate Government Corporate Bond Index. Lehman Brothers Intermediate Government Corporate Bond Index is based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Cash Reserve Series

What are the Series' goals?
     Cash Reserve Series seeks to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $10 per share. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? Cash Reserve Series invests primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

Cash Reserve Series is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.

We maintain an average maturity of 90 days or less. Also, we do not purchase any instruments with an effective remaining maturity of more than 397 days (approximately 13 months). We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

What are the main risks of investing in the Series? Cash Reserve Series will be affected primarily by declines in interest rates that would reduce the income provided by the Series. For a more complete discussion of risk, please turn to "The risks of investing in Cash Reserve Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Series seeks to preserve the value of your investment at $10 per share, it is possible to lose money by investing in the Series.

Who should invest in the Series
o    Investors with short-term financial goals.
o Investors who do not want an investment whose value may fluctuate over the short term.
o Investors who are looking for a short-term, relatively safe investment to complement more long-term investments in their portfolio.

Who should not invest in the Series
o    Investors with long-term financial goals.
o    Investors looking for relatively high income flow.

How has Cash Reserve Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Cash Reserve Series. We show how returns have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of 1.35%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 1.88% for the quarter ended June 30, 1990 and its lowest quarterly return was 0.58% for the quarter ended June 30, 1993.


[BAR CHART]

Year-by-year total return

1990    1991    1992    1993    1994     1995    1996    1997     1998     1999
----    ----    ----    ----    ----     ----    ----    ----     ----     ----
7.56%   5.58%   3.25%   2.48%   3.68%    5.48%   4.93%   5.10%    5.08%    4.81%




                              Average annual returns for periods ending 12/31/99

                                                            Cash Reserve
                                                       Series Standard Class

   1 year                                                       4.81%
   5 years                                                      5.08%
   10 years                                                     4.79%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

Profile: Convertible Securities Series

What are the Series' goals?
    Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security which may be converted into a prescribed amount of common stock of the same or a different issuer at a specified price or using a specified pricing formula. A convertible security entitles the holder to receive interest paid on convertible debt or the dividend paid on a preferred stock until the convertible security matures, is redeemed or is converted.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in convertible securities prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. Convertible securities are often rated below investment grade and, as a result, are subject to a higher credit risk that the issuer will be unable to meet payments of interest and principal, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to "The risks of investing in Convertible Securities Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o    Investors with long-term financial goals.
o Investors looking for appreciation potential combined with the potential for current income which could act as a cushion for the portfolio's performance.

Who should not invest in the Series
o    Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Convertible Securities Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Convertible Securities Series. We show how returns have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of 6.94%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 8.70% for the quarter ended December 31, 1999 and its lowest quarterly return was -10.65% for the quarter ended September 30, 1998.


[BAR CHART]

Year-by-year total return


1998                1999
----                ----

-1.17%              6.97%


                              Average annual returns for periods ending 12/31/99

                             Convertible Securities    Merrill Lynch Convertible
                             Series Standard Class           Securities Index

   1 year                             6.97%                        44.32%
   Since Inception (5/1/97)           8.18%                        25.36%




Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the Merrill Lynch Convertible Securities Index. The Merrill Lynch Convertible Securities Index is an unmanaged index representative of the convertible securities market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Devon Series

What are the Series' goals?
    Devon Series seeks current income and capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in income-producing common stocks. We focus on common stocks that we believe have the potential for above-average dividend increases over time.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be particularly affected by changes in stock prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Devon Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o    Investors with long-term financial goals.
o    Investors seeking long-term capital appreciation.
o    Investors seeking an investment primarily in common stocks.

Who should not invest in the Series
o    Investors seeking an investment primarily in fixed-income securities.
o    Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Devon Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Devon Series. We show how returns have varied over the past two calendar years as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of -3.14%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 20.81% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.09% for the quarter ended September 30, 1999.


[BAR CHART]

Year-by-year total return

1998             1999
----             ----

24.05%           -10.13%

                              Average annual returns for periods ending 12/31/99




                                                 Devon              S&P 500
                                                 Series          Composite Stock
                                             Standard Class        Price Index

   1 year                                         -10.13%             21.03%
   Since Inception (5/1/97)                        14.00%             25.50%


Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Emerging Markets Series

What are the Series' goals?
    The Emerging Markets Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers from at least three different countries whose economies are considered to be emerging or developing.

We may invest up to 35% of the Series' net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. We may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

In selecting investments for the Series,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. Because many of the countries in which the Series invests are emerging countries, there may be less information available for us to use in making this analysis than is available for more developed countries.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Emerging Markets Series, which invests in emerging countries. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Series' investments and, therefore, the price of the Series' shares may be more volatile than investments in more developed markets. Because the Series invests in international securities in developing countries as well as established countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in Emerging Markets Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o    Investors with long-term financial goals.
o Investors looking for a portfolio of securities of emerging markets which may offer high return potential but can be substantially more risky than investments in either the U.S. or established foreign countries.

Who should not invest in the Series
o    Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o Investors who do not understand or are unwilling to accept the significant risks associated with investing in emerging markets.

How has Emerging Markets Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Emerging Markets Series. We show how returns have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of -1.45%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 22.99% for the quarter ended December 31, 1999 and its lowest quarterly return was -22.25% for the quarter ended June 30, 1998.

[BAR CHART]

Year-by-year total return

 1998                1999
-------             ------

-32.48%             48.28%


                              Average annual returns for periods ending 12/31/99

                       Emerging Markets     Morgan Stanley Capital International
                     Series Standard Class       Emerging Markets Free Index

1 year                            48.28%                      66.41%
Since inception (5/1/97)          -4.31%                       0.41%




Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. The Morgan Stanley Capital International Emerging Markets Free Index is a U.S. dollar denominated index comprised of stocks of countries with below average per capita GDP as defined by the world bank, foreign ownership restrictions, a lax regulatory environment , and greater perceived market risk than in the developed countries. Within this index, Morgan Stanley Capital International aims to capture an aggregate of 60% of local market capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Global Bond Series

What are the Series' goals?
     Global Bond Series seeks current income consistent with preservation of principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Therefore, at least 65% of the Series' total assets will be invested in fixed-income securities of issuers from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.

In selecting investments for the Series,

o We strive to identify fixed-income securities that provide high income potential.

o In order to compare the value of different fixed-income securities, even those issued in different countries, we look at the value of anticipated future interest and principal payments, taking into consideration what we think the inflation rate in that country will be. We then estimate what we think the value of those anticipated future payments would be worth if they were being paid today. We believe this gives us an estimate of a bond's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Global Bond Series, which invests in developing countries. The Series' investments normally decrease when there are declines in bond prices, which can be caused by a drop in the bond market, an adverse change in interest rates or an adverse situation affecting the issuer of the bond. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards. The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in Global Bond Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors with long-term financial goals.

o Investors looking for a portfolio that includes both U.S. and foreign fixed-income securities.

o  Investors seeking a measure of capital appreciation.

Who should not invest in the Series

o  Investors with short-term financial goals.

o Investors who are unwilling to accept risks of investing in foreign fixed-income securities.

How has Global Bond Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Global Bond Series. We show how returns have varied over the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the l2b-1 fee. As of March 31, 2000, the Class had a year-to-date return of -1.74%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 4.25% for the quarter ended September 30, 1998 and its lowest quarterly return was -3.07% for the quarter ended March 31, 1997.

                                                       Year-by-year total return

               1997           1998            1991
               ----           ----            ----
               0.88%          7.82%          -3.60%

                              Average annual returns for periods ending 12/31/99


                                    Global Bond       Salomon Smith Barney World
                               Series Standard Class     Government Bond Index

   1 year                              -3.60%                    -5.07%
   Since inception (5/2/96)             4.43%                     4.45%


Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the Salomon Smith Barney World Government Bond Index. Salomon Smith Barney World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Growth and Income Series

What are the Series' goals?
   The Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Although the Series will strive to meet its goals, there is no assurance that it will.


What are the Series' main investment strategies? We invest primarily in dividend-paying stocks of large, well-established companies. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Composite Stock Price Index. The manager then considers the financial strength of the company, the nature of its management and any developments affecting the security, the company or its industry. If the yield on a stock in the portfolio falls below the average of the S&P 500 Index, we generally sell that stock.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. For a more complete discussion of risk, please turn to "The risks of investing in Growth and Income Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors with long-term financial goals.

o  Investors seeking long-term capital appreciation.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking moderate quarterly income with the opportunity for inflation protection.

Who should not invest in the Series

o  Investors seeking an investment primarily in fixed-income securities.

o  Investors with short-term financial goals.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly over the short term.


How has Growth and Income Series performed?

This bar chart and table can help you evaluate the risks of investing in Growth and Income Series. We show how returns have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of -5.97%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 15.29% for the quarter ended June 30, 1997 and its lowest quarterly return was -15.79% for the quarter ended September 30, 1990.

                                                       Year-by-year total return

  1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
  ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
-13.31%    22.32%     8.83%    15.45%    -0.20%    36.12%    20.72%    31.00%    11.35%    -2.98%

                             Average annual returns for periods ending 12/31/99

                                         Growth and Income     S&P 500 Composite
                                       Series Standard Class   Stock Price Index

   1 year                                     -2.98%                 21.03%
   5 years                                    18.39%                 28.54%
   10 years                                   11.95%                 18.19%


Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Growth Opportunities Series (formerly DelCap Series)

What are the Series' goals?
   Growth Opportunities Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.


What are the Series' main investment strategies? We invest primarily in common stocks of medium-size companies. These are generally considered to be stocks with market capitalizations between $2 billion and $10 billion. We may also invest in securities that are convertible into common stock. In selecting stocks for the portfolio, we typically look for companies that have established themselves within their industry, but still have growth potential.

We use a bottom-up approach to select stocks, evaluating individual companies rather than trends in the economy or the investment markets. Researching each company, its products, services, competitors and management team helps us to select stocks of companies that we think will provide high and consistent earnings growth with a reasonable level of risk.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Growth Opportunities Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. In addition, the Series invests in medium-size or small companies. These companies may involve greater risk due to their relatively smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Growth Opportunities Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors with long-term financial goals.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of medium-sized, growth oriented companies.

Who should not invest in the Series

o  Investors with short-term financial goals.

o  Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.


How has Growth Opportunities Series performed?

This bar chart and table can help you evaluate the risks of investing in Growth Opportunities Series. We show how returns have varied over the past eight calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of 22.52%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 46.48% for the quarter ended December 31, 1999 and its lowest quarterly return was -16.07% for the quarter ended September 30, 1998.

                                                       Year-by-year total return

   1992      1993      1994      1995      1996      1997      1998      1999
   ----      ----      ----      ----      ----      ----      ----      ----
   1.93%    11.56%    -3.54%    29.53%    14.46%    14.90%    18.81%    62.94%

                                                   Growth             Russell
                                               Opportunities       Midcap Growth
                                           Series Standard Class       Index

   1 year                                          62.94%              51.29%
   5 years                                         26.95%              28.02%
   Since Inception (7/12/91)                       17.75%              20.18%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the Russell Midcap Growth Index. Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book and higher forecasted growth values. These stocks are also members of the Russell 1000 Growth Index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: High Yield Series (formerly Delchester Series)

What are the Series' goals?
   High Yield Series seeks total return and, as a secondary objective, high current income. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series will also invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in High Yield Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors with long-term financial goals.

o Investors looking a fixed-income investment that offers a combination of total return with high current income.

o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity-oriented portfolios.

Who should not invest in the Series

o  Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has High Yield Series performed?

This bar chart and table can help you evaluate the risks of investing in High Yield Series. We show how returns have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. On May 1, 2000, the Series' name was changed from Delchester Series to High Yield Series and the Series' investment objective changed from high current income to total return and, as a secondary objective, high current income.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of -5.12%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 15.95% for the quarter ended March 31, 1991 and its lowest quarterly return was -7.20% for the quarter ended September 30, 1998.
                                                       Year-by-year total return

  1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
  ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
 -7.13%    37.54%    13.44%    16.36%    -2.87%    15.50%    12.79%    13.63%    -1.83%    -2.64%

                              Average annual returns for periods ending 12/31/99

                                               High Yield        Salomon Smith
                                                 Series         Barney Cash Pay
                                             Standard Class    High-Yield Index

   1 year                                         -2.64%             0.84%
   5 years                                         7.19%             9.49%
   10 years                                        8.77%            10.46%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. The Salomon Smith Barney Cash Pay High-Yield Index includes a mix of non-investment grade corporate bonds that pay cash interest, it excludes both corporate bonds that pay deferred-interest and bankrupt bonds. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: International Equity Series

What are the Series' goals?
   The International Equity Series seeks long-term growth without undue risk to principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in foreign equity securities that provide the potential for capital appreciation and income. At least 65% of the Series' total assets will be invested in equity securities of issuers from at least three foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income.

In selecting investments for the Series,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in International Equity Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

o  Investors with long-term financial goals.

o Investors looking for a portfolio of equity securities from foreign countries.

o  Investors seeking a measure of capital appreciation and income.

Who should not invest in the Series

o  Investors with short-term financial goals.

o Investors who are unwilling to accept the risks of investing in foreign securities.

o  Investors looking for an investment that provides a high level of income.

How has International Equity Series performed?

This bar chart and table can help you evaluate the risks of investing in International Equity Series. We show how returns have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of -5.52%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 14.44% for the quarter ended December 31, 1998 and its lowest quarterly return was -14.24% for the quarter ended September 30, 1998.
                                                       Year-by-year total return



  1993      1994      1995      1996      1997      1998      1999
  ----      ----      ----      ----      ----      ----      ----
 15.97%     2.57%    13.98%    20.03%     6.60%    10.33%    15.76%


Average annual returns for periods ending 12/31/99


                               International Equity      Morgan Stanley Capital
                               Series Standard Class    International EAFE Index

   1 year                             15.76%                      27.30%
   5 years                            13.24%                      13.15%
   Since inception (10/29/92)         11.77%                      14.90%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index. Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index is an international index including stocks traded on 20 exchanges in Europe, Australia and the Far East, weighted by capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: REIT Series

What are the Series' goals?
   The REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Series will strive to achieve its goal, there is no assurance that it will.


What are the Series' main investment strategies? REIT Series invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of the Series' total assets in equity securities of real estate investment trusts (REITs).

In managing the REIT Series portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

o  retain a substantial portion of the properties' cashflow;

o  effectively use capital to expand;

o  have a strong ability to raise rents; and,

o  can create a franchise value for the REIT.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment will increase and decrease according to changes in the value of the securities held by the Series.

Because we concentrate our investments in the real estate industry, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Series holds real estate directly as a result of defaults or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Series is also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

REIT Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. That means the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in REIT Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

o  Investors seeking a high level of total return.

o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.

o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

Who should not invest in the Series

o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

How has REIT Series performed?

This bar chart and table can help you evaluate the risks of investing in REIT Series. We show returns for the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of 2.85%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 11.55% for the quarter ended June 30, 1999 and its lowest quarterly return was -7.47% for the quarter ended September 30, 1999.

                                                       Year-by-year total return


                                      1999
                                      ----
                                     -2.61%

Average annual return for periods ending 12/31/99


                                          REIT Series     NAREIT Equity
                                        Standard Class      REIT Index

   1 year                                   -2.61%            -4.62%
   Since inception (5/4/98)                 -7.00%           -11.41%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Select Growth Series (formerly Aggressive Growth Series)

What are the Series' goals?
   Select Growth Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.


What are the Series' main investment strategies? We invest primarily in common stocks of companies that we believe have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price to earnings ratio and cash flows. We consider companies of any size, as long as they are larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. The Series may be subject to greater investment risk than assumed by other funds because the companies the Series invests in, especially those that are smaller or newer, are subject to greater changes in earnings and business prospects than companies with more established earnings patterns. For a more complete discussion of risk, please turn to "The risks of investing in Select Growth Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

o  Investors with long-term financial goals.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities across a broad range of industry sectors and company sizes.

Who should not invest in the Series

o  Investors with short-term financial goals.

o  Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

Profile: Small Cap Value Series

What are the Series' goals?
   Small Cap Value Series seeks capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.


What are the Series' main investment strategies? We invest primarily in stocks of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company, which might suggest a more favorable outlook going forward.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that the Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Small Cap Value Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

o  Investors with long-term financial goals.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Series

o  Investors with short-term financial goals.

o  Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.


How has Small Cap Value Series performed?

This bar chart and table can help you evaluate the risks of investing in Small Cap Value Series. We show how returns have varied over the past six calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of 0.84%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 15.29% for the quarter ended June 30, 1997 and its lowest quarterly return was -16.13% for the quarter ended September 30, 1998.

                                                       Year-by-year total return

      1994      1995      1996      1997      1998      1999
      ----      ----      ----      ----      ----      ----
      0.78%    23.85%    22.55%    32.91%    -4.79%    -4.86%

                              Average annual returns for periods ending 12/31/99


                                  Small Cap Value    Russell 2000   Russell 2000
                               Series Standard Class  Value Index       Index

   1 year                             -4.86%             -1.49%         21.26%
   5 years                            12.81%             13.14%         16.69%
   Since inception (12/27/93)         11.07%             10.60%         13.38%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

We show both the Russell 2000 Index, the Series' current benchmark index, and the Russell 2000 Value Index because, going forward, we will use the Russell 2000 Value Index as our benchmark. This Index more closely represents the universe of stocks we select from - those stocks of small companies whose prices appear low relative to their underlying value or future potential. Russell 2000 Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Social Awareness Series

What are the Series' goals?
   Social Awareness Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.


What are the Series' main investment strategies? We invest primarily in stocks of medium- to large-sized companies that meet certain socially responsible criteria and which we expect to grow over time. Our socially responsible criteria excludes companies that:

o  engage in activities likely to result in damage to the natural environment;

o produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power;

o  manufacture or contract for military weapons;

o  are in the liquor, tobacco or gambling industries; and

o  conduct animal testing for cosmetic or personal care products.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of an investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Series avoids certain companies not considered socially responsible, it could miss out on strong performance from those companies. For a more complete discussion of risk, please turn to "The risks of investing in Social Awareness Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors with long-term financial goals.

o  Investors looking for capital growth potential.

o Investors who would like an investment that incorporates social responsibility into its security selection process.

Who should not invest in the Series

o  Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o  Investors whose primary goal is to receive current income.

How has Social Awareness Series performed?

This bar chart and table can help you evaluate the risks of investing in Social Awareness Series. We show how returns have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of 4.60%. During the periods illustrated in this bar chart, the Class' highest return was 21.45% for the quarter ended December 31, 1998 and its lowest quarterly return was -17.21% for the quarter ended September 30, 1998.

                                                       Year-by-year total return
                     1998                1999
                     ----                ----
                    15.45%              12.91%

                              Average annual returns for periods ending 12/31/99


                                          Social Awareness          S&P 500
                                               Series           Composite Stock
                                           Standard Class         Price Index

   1 year                                      12.91%                21.03%
   Since Inception (5/1/97)                    21.27%                25.50%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Strategic Income Series

What are the Series' goals?
   Strategic Income Series seeks high current income and total return. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in bonds allocated among three sectors of the fixed-income market. These include:

o the High-Yield Sector, consisting of high-yielding, higher risk, lower-rated or unrated fixed-income securities that we believe to be similarly rated issued by U.S. companies. (These involve higher risks and are commonly known as junk bonds).

o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.

o the International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.)

We determine the amount of the Series' assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series' assets.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Series is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to a higher risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions. Foreign investing involves risks related to currency valuations, political instability, economic instability or lax accounting and regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in Strategic Income Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors with long-term financial goals.

o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.

o Investors looking for a fixed-income investment that offers potential for high current income and total return.

Who should not invest in the Series

o  Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Strategic Income Series performed?

This bar chart and table can help you evaluate the risks of investing in Strategic Income Series. We show how returns have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of -2.40%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 2.05% for the quarter ended March 31, 1998 and its lowest quarterly return was -2.59% for the quarter ended June 30, 1999.

                                                       Year-by-year total return
                     1998                1999
                     ----                ----
                     2.63%              -3.29%

                              Average annual returns for periods ending 12/31/99




                                           Strategic Income    Lehman Brothers
                                                Series          Aggregate Bond
                                            Standard Class           Index

   1 year                                        -3.29%              -0.82%
   Since Inception (5/1/97)                       1.99%               6.10%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. Lehman Brothers Aggregate Bond Index is an index that measures the performance of about 5,500 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Trend Series

What are the Series' goals?
   Trend Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of small, growth-oriented or emerging companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflow as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Trend Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Trend Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors with long-term financial goals.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.

Who should not invest in the Series

o  Investors with short-term financial goals.

o  Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Trend Series performed?

This bar chart and table can help you evaluate the risks of investing in Trend Series. We show how returns have varied over the past six calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of 22.27%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 34.16% for the quarter ended December 31, 1999 and its lowest quarterly return was -15.51% for the quarter ended September 30, 1998.

Year-by-year total return

          1994      1995      1996      1997      1998      1999
          ----      ----      ----      ----      ----      ----
         -0.39%    39.21%    11.00%    21.37%    16.04%    70.45%

                              Average annual returns for periods ending 12/31/99


                                                 Trend Series    Russell 2000
                                                Standard Class   Growth Index

   1 year                                            70.45%          43.09%
   5 years                                           29.97%          18.99%
   Since inception (12/27/93)                        24.68%          15.12%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: U.S. Growth Series

What are the Series' goals?
   U.S. Growth Series seeks to maximize capital appreciation. Although the Series will strive to achieve its investment goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. Our strategy is to identify companies whose earnings are expected to grow faster than the U.S. economy in general. Whether companies provide dividend income and how much income they provide will not be a primary factor in the Series' selection decisions.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Series shares will increase and decrease according to changes in the value of the Series' investments. This Series will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations. For a more complete discussion of risk, please turn to "The risks of investing in U.S. Growth Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors with long-term financial goals.

o  Investors looking for capital growth potential.

o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.

Who should not invest in the Series

o  Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o  Investors whose primary goal is to receive current income.

Information about individual Series

Balanced Series
Our investment strategies

Balanced Series is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of principal. We blend several investment strategies to manage this Series.

We seek capital appreciation by investing primarily in common stocks of companies we believe have:

o reasonably priced equity securities with strong, consistent and predictable earnings growth rates;

o  strong, capable management teams and competitive products or services;

o  an attractive debt to capitalization ratio or strong cash flow.

To seek current income and help preserve capital, we generally invest at least 25% of the Series' net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. Each bond in the portfolio will typically have a maturity between five and 30 years, and the average maturity of the portfolio will typically be between five and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

Balanced Series uses the same investment strategy as Delaware Balanced Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Stocks offer investors the potential for capital
typically invest in     appreciation, and may pay dividends as well.
                        Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Balanced Series
                                                       -----------------------------------------------------------------------------
Common stocks: Securities that represent shares of     Generally, we invest up to 75% of net assets in common stocks.
ownership in a corporation. Stockholders
participate in the corporation's profits and
losses, proportionate to the number of shares they
own.

Convertible securities: Usually preferred stocks       The Series may invest in convertible securities; however, we will not
or corporate bonds that can be exchanged for a set     invest more than 10% of the net assets of the Series in convertible
number of shares of common stock at a                  securities that are rated below investment grade by a nationally recognized
predetermined price. These securities offer higher     statistical rating organization (NRSRO) or in securities that are unrated
appreciation potential than nonconvertible bonds       but deemed equivalent to non-investment grade.
and greater income potential than nonconvertible
preferred stocks.

Mortgage-backed securities: Fixed-income               There is no limit on government-related mortgage-backed securities or on
securities that represent pools of mortgages, with     privately issued mortgage-backed securities that are fully collateralized
investors receiving principal and interest             by government securities.
payments as the underlying mortgage loans are paid
back. Many are issued and guaranteed against           We may invest up to 20% of net assets in mortgage-backed securities issued
default by the U.S. government or its agencies or      by private companies if the securities are not collateralized by the U.S.
instrumentalities, such as the Federal Home Loan       government, or its agencies or instrumentalities. However, these securities
Mortgage Corporation, Fannie Mae and the               must be rated at the time of purchase in one of the four highest categories
Government National Mortgage Association. Others       by an NRSRO such as S&P or Moody's. They must also represent interests in
are issued by private financial institutions, with     whole-loan mortgages, multi-family mortgages, commercial mortgages and
some fully collateralized by certificates issued       other mortgage collateral supported by a first mortgage lien on real
or guaranteed by the U.S. government or its            estate. The privately issued securities we invest in are either CMOs or
agencies or instrumentalities.                         REMICs (see below).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Balanced Series
                                                       -----------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs):            See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is the mortgages that are grouped
into different pools according to their maturity.

Real estate mortgage investment conduits (REMICs):     See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is a fixed pool of mortgages
secured by an interest in real property. Like
CMOs, REMICs offer different pools.

Asset-backed securities: Bonds or notes backed by      We invest only in asset-backed securities rated in one of the four highest
accounts receivables including home equity,            categories by an NRSRO.
automobile or credit loans.

Corporate bonds: Debt obligations issued by a          We focus on bonds rated in one of the four highest categories by an NRSRO
corporation.                                           (or, if unrated, deemed equivalent), with maturities typically between five and 30 years.

Repurchase agreements: An agreement between a          Typically, we use repurchase agreements as a short-term investment for the
buyer, such as the Series, and a seller of             Series' cash position. In order to enter into these repurchase agreements,
securities in which the seller agrees to buy the       the Series must have collateral of at least 102% of the repurchase price.
securities back within a specified time at the         The Series will only enter into repurchase agreements in which the
same price the buyer paid for them, plus an amount     collateral is U.S. government securities.
equal to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.

American Depositary Receipts (ADRs): Certificates      We may invest without limitation in ADRs.
issued by a U.S. bank that represent the bank's
holding of a stated number of shares of a foreign
corporation. An ADR entitles the holder to all
dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and
sold the same as U.S. securities.

Interest rate swap and index swap agreements: In       We may use interest rate swaps to adjust the Series' sensitivity to
an interest rate swap, a series receives payments      interest rates, or to hedge against changes in interest rates.
from another party based on a floating interest
rate in return for making payments based on a          Index swaps may be used to gain exposure to markets that the Series invests
fixed interest rate. An interest rate swap can         in or as a substitute for futures options or forward contracts if such
also work in reverse, with a series receiving          contracts are not directly available to the Series on favorable terms.
payments based on a fixed interest rate and making
payments based on a floating interest rate. In an      Interest rate swaps and index swaps will be considered illiquid securities
index swap, a series receives gains or incurs          (see below).
losses based on the total return of an index, in
exchange for making fixed or floating interest
rate payments to another party.

Restricted and illiquid securities: Restricted         We may invest up to 10% of net assets in illiquid securities. For this
securities are privately placed securities whose       Series, the 10% limit includes restricted securities such as privately
resale is restricted under securities law.             placed securities that are eligible for resale only among certain institutional buyers without registration, which are commonly known as
Illiquid securities are securities that do not         "Rule 144A Securities" and repurchase agreements with maturities of over
have a ready market, and cannot be easily sold         seven days.
within seven days at approximately the price that
a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including real estate investment trusts, options, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Balanced Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Balanced Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Balanced Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover The Series modified its investment strategy in April 2000 to become more growth-oriented. As a result, portfolio turnover may be relatively higher than in past years, and may exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing in   Investing in any mutual fund involves risk,
          Balanced Series   including the risk that you may receive little or no
                            return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Balanced Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                               How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Balanced Series
                                                       -----------------------------------------------------------------------------
Market risk is the risk that all or a majority of      We maintain a long-term investment approach and focus on stocks we believe
the securities in a certain market--like the stock     can appreciate over an extended time frame regardless of interim market
or bond market--will decline in value because of       fluctuations. We do not try to predict overall stock market movements and
factors such as economic conditions, future            generally do not trade for short-term purposes.
expectations or investor confidence.

                                                       We diversify the Series' assets among two major categories of investments--stocks and bonds--which tend to increase and decline in value in different economic or investment conditions.

                                                       In evaluating the use of an index swap, we carefully consider how market changes could affect the swap and how that compares to us investing directly in the market the swap is intended to represent.

Industry and security risk is the risk that the        We limit the amount of Balanced Series' assets invested in any one industry
value of securities in a particular industry or        and in any individual security. We also follow a rigorous selection process
the value of an individual stock or bond will          before choosing securities for the portfolio.
decline because of changing expectations for the
performance of that industry or for the individual
company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                               How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Balanced Series
                                                       -----------------------------------------------------------------------------
Interest rate risk is the risk that securities,        We do not try to increase return by predicting and aggressively
particularly bonds with longer maturities, will        capitalizing on interest rate moves. Instead, we aim to keep the interest
decrease in value if interest rates rise.              rate risk similar to the Lehman Brothers Aggregate Bond Index.

Swaps may be particularly sensitive to interest        We will not invest in swaps with maturities of more than two years. Each
rate changes. Depending on the actual movements of     business day we calculate the amount the Series must pay for swaps it holds
interest rates and how well the portfolio manager      and will segregate cash or other liquid securities to cover that amount.
anticipates them, a series could experience a
higher or lower return than anticipated.

Foreign risk is the risk that foreign securities       We typically invest only a small portion of the Series' portfolio in
may be adversely affected by political instability     foreign securities. When we do purchase foreign securities, they are often
(including governmental seizures or                    denominated in U.S. dollars. We also tend to avoid markets where we believe
nationalization of assets), changes in currency        accounting principles or the regulatory structure are underdeveloped.
exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards.
Foreign markets may also be less efficient, less
liquid, have greater price volatility, less
regulation and higher transaction costs than U.S.
markets.

Liquidity risk is the possibility that securities      We limit exposure to illiquid securities. Swap agreements will be treated
cannot be readily sold within seven days at            as illiquid securities, but most swap dealers will be willing to repurchase
approximately the price that the Series values         interest rate swaps.
them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager  The Series is managed by Delaware Management Company.
                    Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.63% of average daily net assets for the last fiscal year.

Portfolio managers  John Jares and Gary A. Reed have primary responsibility for making day-to-day investment decisions for the Balanced Series.

                    John Jares, Vice President/Senior Portfolio Manager, holds a BS degree in finance and an MBA from the University of Colorado. He joined Delaware Investments in March 2000. Mr. Jares came to Delaware from Berger Funds, where he served as a portfolio manager and securities analyst specializing in the consumer and technology sectors. Prior to joining Berger, Mr. Jares was a senior equity analyst at Founders Asset Management, with responsibility for large capitalization companies. He began his career at Lipper Analytical Services, Inc. in 1992. Mr. Jares is a CFA charterholder. He has been managing the Balanced Series since March 2000.

                    Gary A. Reed, Vice President/Senior Portfolio Manager, holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has been Balanced Series' senior portfolio manager for fixed-income since 1989.

Financial highlights

                                                                                                               Balanced Series(1)
                                                                                              (formerly Delaware Balanced Series)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Year Ended 12/31
The financial                                                               1999        1998         1997        1996        1995
highlights table is           ----------------------------------------------------------------------------------------------------
intended to help you          Net asset value, beginning of year          $20.040     $19.050      $16.640     $15.500     $12.680
understand the Series'
financial performance.        Income (loss) from investment operations
The total returns in the
table represent the rate      Net investment income                         0.408       0.349        0.435       0.530       0.509
that an investor would
have earned or lost on        Net realized and unrealized
an investment in the            gain (loss) on investments                 (1.958)      2.831        3.575       1.765       2.761
Series (assuming                                                         --------    --------     --------     -------     -------
reinvestment of all
dividends and                 Total from investment operations             (1.550)      3.180        4.010       2.295       3.270
distributions). All "per                                                 --------    --------     --------     -------     -------
share" information
reflects financial results    Less dividends and distributions
for a single Series
share. This information       Dividends from net investment income         (0.380)     (0.420)      (0.530)     (0.500)     (0.450)
has been audited by
Ernst & Young LLP,            Distributions from net realized
whose report, along             gain on investments                        (0.770)     (1.770)      (1.070)     (0.655)       none
with the Series'                                                         --------    --------     --------     -------     -------
financial statements, is
included in the Series'       Total dividends and distributions            (1.150)     (2.190)      (1.600)     (1.155)     (0.450)
annual report, which is                                                  --------    --------     --------     -------     -------
available upon request
by calling                    Net asset value, end of year                $17.340     $20.040      $19.050     $16.640     $15.500
800.523.1918.                                                             =======     =======      =======     =======     =======

                              Total return(2)                              (7.85%)     18.62%       26.40%      15.91%      26.58%

                              Ratios and supplemental data

                              Net assets, end of period (000 omitted)    $172,002    $201,856     $127,675     $75,402     $63,215

                              Ratio of expenses to average net assets       0.74%       0.70%        0.67%       0.68%       0.69%

                              Ratio of net investment income to
                                average net assets                          2.17%       2.20%        2.85%       3.56%       3.75%

                              Portfolio turnover                             107%         94%          67%         92%        106%
                              ----------------------------------------------------------------------------------------------------
                              (1) The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                              (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.


Capital Reserves Series

Our investment strategies

Capital Reserves Series is a type of current income fund that invests in high quality fixed-income securities.

The Series will invest in a variety of high quality fixed-income securities which provide high income potential.

We will strive to reduce the effects of interest rate volatility on principal by maintaining an intermediate average maturity for the Series. The average weighted maturity of the Series' portfolio will normally range from five to seven years. It will not exceed ten years. We will decide where to position the portfolio within this permissible maturity range based on our perception of the direction of interest rates and the risks in the fixed-income markets. If, in our judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, we will generally extend the average weighted maturity of the Series. Conversely, if we believe interest rates are relatively low and borrowing requirements appear to be strengthening, we may shorten the average weighted maturity. We have the ability to purchase individual securities with a remaining maturity of up to 15 years.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Fixed-income securities offer the potential for greater
typically invest in     income payments than stocks, and also may provide
                        capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Capital Reserves Series
                                                       -----------------------------------------------------------------------------
Direct U.S. Treasury obligations include Treasury      We may invest without limit in U.S. Treasury securities, though they are
bills, notes and bonds of varying maturities. U.S.     typically not our largest holding because they generally do not offer as
Treasury securities are backed by the "full faith      high a level of current income as other fixed-income securities.
and credit" of the United States.

Mortgage-backed securities: Fixed-income               There is no limit on government-related mortgage-backed securities or on
securities that represent pools of mortgages, with     privately issued mortgage-backed securities that are fully collateralized
investors receiving principal and interest             by government securities.
payments as the underlying mortgage loans are paid
back. Many are issued and guaranteed against           We may invest up to 20% of net assets in mortgage-backed securities issued
default by the U.S. government or its agencies or      by private companies if the securities are not collateralized by the U.S.
instrumentalities, such as the Federal Home Loan       government, or its agencies or instrumentalities. However, these securities
Mortgage Corporation, Fannie Mae and the               must be rated at the time of purchase in one of the four highest categories
Government National Mortgage Association. Others       by an NRSRO such as S&P or Moody's. They must also represent interests in
are issued by private financial institutions, with     whole-loan mortgages, multi-family mortgages, commercial mortgages and
some fully collateralized by certificates issued       other mortgage collateral supported by a first mortgage lien on real
or guaranteed by the U.S. government or its            estate. The privately issued securities we invest in are either CMOs or
agencies or instrumentalities.                         REMICs (see below).

Collateralized mortgage obligations (CMOs):            See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is the mortgages that are grouped
into different pools according to their maturity.

Real estate mortgage investment conduits (REMICs):     See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is a fixed pool of mortgages
secured by an interest in real property. Like
CMOs, REMICs offer different pools.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Capital Reserves Series
                                                       -----------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by      We invest only in asset-backed securities rated in one of the four highest
accounts, receivables including home equity,           categories by an NRSRO.
automobile or credit loans.

Corporate debt: Debt obligations issued by a           We focus on corporate debt with investment grade ratings, that is bonds
corporation, including corporate notes, bonds and      rated BBB or better by S&P or Baa or better by Moody's. We may invest in
other debt securities.                                 debt that is unrated, if we believe the quality of the securities is comparable to the ratings above.

Certificates of deposit and obligations of both        We may invest in certificates of deposit from banks that have assets of at
U.S. and foreign banks: Debt instruments issued by     least one billion dollars.
a bank that pay interest. Investments in foreign
banks and overseas branches of U.S. banks may be
subject to less stringent regulations and
different risks than U.S. domestic banks.

Corporate commercial paper: Short-term debt            We may invest in commercial paper that is rated P-1 or P-2 by Moody's
obligations with maturities ranging from 2 to 270      and/or A-1 or A-2 by S&P.
days, issued by companies.

Repurchase agreements: An agreement between a          Typically, we use repurchase agreements as a short-term investment for the
buyer, such as the Series, and a seller of             Series' cash position. In order to enter into these repurchase agreements,
securities in which the seller agrees to buy the       the Series must have collateral of at least 102% of the repurchase price.
securities back within a specified time at the         The Series will only enter into repurchase agreements in which the
same price the buyer paid for them, plus an amount     collateral is U.S. government securities.
equal to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.

Interest rate swap agreements: In an interest rate     We may use interest rate swaps to adjust the Series' sensitivity to
swap, a series receives payments from another          interest rates by changing its duration, or to hedge against changes in
party based on a floating interest rate in return      interest rates.
for making payments based on a fixed interest
rate. An interest rate swap can also work in           Interest rate swaps will be considered illiquid securities (see below).
reverse, with a series receiving payments based on
a fixed interest rate and making payments based on
a floating interest rate.

Restricted and illiquid securities: Restricted         We may invest up to 10% of net assets in illiquid securities. For this
securities are privately placed securities whose       Series, the 10% limit includes restricted securities such as privately
resale is restricted under securities law.             placed securities that are eligible for resale only among certain institutional buyers without registration, which are commonly known as
Illiquid securities are securities that do not         "Rule 144A Securities" and repurchase agreements with maturities of over
have a ready market, and cannot be easily sold         seven days.
within seven days at approximately the price that
a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also enter into options and purchase depositary receipts. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Capital Reserves Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Capital Reserves Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover We anticipate that Capital Reserves Series' annual portfolio turnover will be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing  Investing in any mutual fund involves risk, including in Capital Reserves  the risk that you may receive little or no return on
                Series your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Capital Reserves Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                        Risks                                                How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Capital Reserves Series
                                                       -----------------------------------------------------------------------------
Market risk is the risk that all or a majority of      We maintain a long-term investment approach and focus on fixed-income
the securities in a certain market--like the stock     securities that we believe can continue to make interest and principal
or bond market--will decline in value because of       payments over an extended time frame regardless of interim market
factors such as economic conditions, future            fluctuations. We do not try to predict overall bond market movements and
expectations or investor confidence.                   generally do not trade for short-term purposes.

Industry and security risk is the risk that the        We diversify the Series' portfolio. We also follow a rigorous selection
value of securities in a particular industry or        process before choosing securities for the portfolio.
the value of an individual stock or bond will
decline because of changing expectations for the
performance of that industry or for the individual
company issuing the stock or bond.

Interest rate risk is the risk that securities,        We do not try to increase return by predicting and aggressively
particularly bonds with longer maturities, will        capitalizing on interest rate moves.
decrease in value if interest rates rise.

Swaps may be particularly sensitive to interest        We will not invest in interest rate swaps with maturities of more than two
rate changes. Depending on the actual movements of     years. Each business day we calculate the amount the Series must pay for
interest rates and how well the portfolio manager      swaps it holds and will segregate cash or other liquid securities to cover
anticipates them, a series could experience a          that amount.
higher or lower return than anticipated.

Credit risk is the risk that there is the              We may hold securities rated in the fourth category of investment grade;
possibility that a bond's issuer (or an entity         however, we carefully evaluate their creditworthiness before purchasing the
that insures the bond) will be unable to make          security.
timely payments of interest and principal.

Debt securities rated in the fourth category of        If the rating of a corporate debt security held by the Series falls below
investment grade (e.g., BBB by S&P or Baa by           the fourth rating grade or if we determine that an unrated security is no
Moody's) may have speculative characteristics.         longer of comparable quality, we will dispose of the security as soon as
Changes in economic conditions or other                practical, unless we think that would be detrimental in light of market
circumstances are more likely to affect issuers        conditions.
ability to make principal and interest payments.

Prepayment risk is the risk that homeowners will       We take into consideration the likelihood of prepayment when we select
prepay mortgages during periods of low interest        mortgages. We may look for mortgage securities that have characteristics
rates, forcing an investor to reinvest their money     that make them less likely to be prepaid, such as low outstanding loan
at interest rates that might be lower than those       balance or below-market interest rates.
on the prepaid mortgage.

Liquidity risk is the possibility that securities      We limit exposure to illiquid securities. Swap agreements will be treated
cannot be readily sold within seven days at            as illiquid securities, but most swap dealers will be willing to repurchase
approximately the price that a series values them.     interest rate swaps.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager  The Series is managed by Delaware Management Company.
                    Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.53% of average daily net assets for the last fiscal year.

Portfolio manager   Gary A. Reed has primary responsibility for making
                    day-to-day investment decisions for the Capital Reserves
                    Series.

                    Gary A. Reed, Vice President/Senior Portfolio Manager, holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has been Capital Reserves Series' senior portfolio manager since 1989.

Financial highlights


                                                                                                        Capital Reserves Series(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Year Ended 12/31
The financial                                                               1999        1998         1997        1996         1995
highlights table is           -----------------------------------------------------------------------------------------------------
intended to help you          Net asset value, beginning of year           $9.880      $9.790       $9.690      $9.930       $9.300
understand the Series'
financial performance.        Income (loss) from investment operations
The total returns in the
table represent the rate      Net investment income                         0.546       0.556        0.613       0.623        0.643
that an investor would
have earned or lost on        Net realized and unrealized gain
an investment in the             (loss) on investments                     (0.520)      0.090        0.100      (0.240)       0.630
Series (assuming                                                          -------     -------      -------     -------      -------
reinvestment of all
dividends and                 Total from investment operations              0.026       0.646        0.713       0.383        1.273
distributions). All "per                                                  -------     -------      -------     -------      -------
share" information
reflects financial results    Less dividends
for a single Series
share. This information       Dividends from net investment income         (0.546)     (0.556)      (0.613)     (0.623)      (0.643)
has been audited by
Ernst & Young LLP,            Total dividends                              (0.546)     (0.556)      (0.613)     (0.623)      (0.643)
whose report, along                                                       -------     -------      -------     -------      -------
with the Series'
financial statements,         Net asset value, end of year                 $9.360      $9.880       $9.790      $9.690       $9.930
is included in the                                                        =======     =======      =======     =======      =======
Series' annual report,
which is available upon       Total return(2)                               0.28%       6.78%        7.60%       4.05%       14.08%
request by calling
800.523.1918.                 Ratios and supplemental data
                              Net assets, end of period (000 omitted)     $36,701     $41,711      $29,177     $27,768      $27,935

                              Ratio of expenses to average net assets       0.79%       0.79%        0.75%       0.72%        0.71%

                              Ratio of net investment income to
                                 average net assets                         5.68%       5.62%        6.31%       6.43%        6.64%

                              Portfolio turnover                             129%        166%         120%        122%         145%
                              -----------------------------------------------------------------------------------------------------
                              (1) The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                              (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.


Cash Reserve Series

Our investment strategies

We invest primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

We maintain an average maturity of 90 days or less. Also, we do not purchase any securities with an effective remaining maturity of more than 397 days (approximately 13 months). We may shorten or lengthen the Series' average maturity based on our analysis of interest rate trends.

We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

Cash Reserve Series uses the same investment strategy as Delaware Cash Reserve Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we
typically invest in

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                   How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Cash Reserve Series
                                                       -----------------------------------------------------------------------------

Direct U.S. Treasury obligations include Treasury      We may invest without limit in U.S. Treasury securities. We would typically
bills, notes and bonds of varying maturities. U.S.     invest in Treasury bills or longer term Treasury securities whose remaining
Treasury securities are backed by the "full faith      effective maturity is less than 13 months.
and credit" of the United States.

Certificates of deposit and obligations of both        We may invest in certificates of deposit from banks that have assets of at
U.S. and foreign banks: Debt instruments issued by     least one billion dollars.
a bank that pay interest.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

Corporate commercial paper and other corporate         We may invest in commercial paper and other corporate obligations rated in
obligations: Short-term debt obligations with          one of the two highest ratings categories by at least two NRSROs. The
maturities ranging from 2 to 270 days, issued by       purchase of a security that does not possess those ratings must be approved
companies.                                             by the Board of Trustees in accordance with the maturity, quality and diversification conditions with which taxable money markets must comply.
                                                       The Series will not invest more than 5% of its total assets in securities rated in the second highest category by an NRSRO.

Repurchase agreements: An agreement between a          Typically, we use repurchase agreements as a short-term investment for the
buyer, such as the Series, and a seller of             Series' cash position. In order to enter into these repurchase agreements,
securities in which the seller agrees to buy the       the Series must have collateral of at least 102% of the repurchase price.
securities back within a specified time at the         The Series will only enter into repurchase agreements in which the
same price the buyer paid for them, plus an amount     collateral is U.S. government securities.
equal to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in asset-backed securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table.

Borrowing from banks Cash Reserve Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

The risks of investing  Investing in any mutual fund involves risk, including in Cash Reserve  the risk that you may receive little or no return on
                Series your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. Following are the chief risks you assume when investing in the Cash Reserve Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                          Risks                                              How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Cash Reserve Series
                                                       -----------------------------------------------------------------------------
Interest rate risk is the risk that securities,        Because Cash Reserve Series invests in short-term securities, the value of
particularly bonds with longer maturities, will        its investments is generally not affected by interest rate risk. However, a
decrease in value if interest rates rise.              decline in interest rates would adversely affect the level of income provided by the Series.

Credit risk is the risk that there is the              Cash Reserve Series holds only high quality short-term securities.
possibility that a bond's issuer (or an entity         Therefore it is generally not subject to significant credit risk.
that insures the bond) will be unable to make
timely payments of interest and principal.             We limit our investments to those which the Board of Trustees has determined to involve minimal credit risks and to be of high quality and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply.

Inflation risk is the risk that the return from        Cash Reserve Series is designed for short-term investment goals and
your investments will be less than the increase in     therefore may not outpace inflation over longer time periods. For this
the cost of living due to inflation, thus              reason, Cash Reserve Series is not recommended as a primary investment for
preventing you from reaching your financial goals.     people with long-term goals.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager  The Series is managed by Delaware Management Company.
                    Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.46% of average daily net assets for the last fiscal year.

Financial highlights

                                                                                                         Cash Reserve Series(1)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Year Ended 12/31
The financial                                                            1999        1998         1997        1996         1995
highlights table is         ----------------------------------------------------------------------------------------------------
intended to help you        Net asset value, beginning of year         $10.000     $10.000      $10.000     $10.000      $10.000
understand the Series'
financial performance.      Income from investment operations
The total returns in
the table represent the     Net investment income                        0.471       0.497        0.497       0.482        0.535
rate that an investor                                                  -------     -------      -------     -------      -------
would have earned or
lost on an investment       Total from investment operations             0.471       0.497        0.497       0.482        0.535
in the Series (assuming                                                -------     -------      -------     -------      -------
reinvestment of all
dividends and               Less dividends
distributions). All "per
share" information          Dividends from net investment income        (0.471)     (0.497)      (0.497)     (0.482)      (0.535)
reflects financial                                                     -------     -------      -------     -------      -------
results for a single
Series share. This          Total dividends                             (0.471)     (0.497)      (0.497)     (0.482)      (0.535)
information has been                                                   -------     -------      -------     -------      -------
audited by Ernst &
Young LLP, whose            Net asset value, end of year               $10.000     $10.000      $10.000     $10.000      $10.000
report, along with                                                     =======     =======      =======     =======      =======
the Series' financial
statements, is included     Total return(2)                              4.81%       5.08%        5.10%       4.93%        5.48%
in the Series' annual
report, which is            Ratios and supplemental data
available upon
request by calling          Net assets, end of period (000 omitted)    $57,421     $42,893      $30,711     $26,479      $16,338
800.523.1918.
                            Ratio of expenses to average net assets      0.56%       0.59%        0.64%       0.61%        0.62%

                            Ratio of net investment income
                               to average net assets                     4.72%       4.96%        4.98%       4.82%        5.35%
                            ----------------------------------------------------------------------------------------------------
                            (1) The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its
                                12b-1 plan fees which will, among other things, lower performance.
                            (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.


Convertible Securities Series

Our investment strategies

Convertible Securities Series is a type of total return fund that invests in convertible securities to pursue a two-pronged investment objective: capital appreciation and current income.

We invest primarily in convertible securities. Convertible securities are typically preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. They also pay dividends or interest. Our strategy is based on the belief that characteristics of these securities make them particularly appropriate investments in seeking both capital appreciation and current income. These characteristics include:

o the potential for capital appreciation as the value of the underlying common stock increases;

o the relatively high yield received from interest or dividend payments on convertible securities as compared to common stock dividends; and,

o reduced price decline risk relative to the underlying common stock due to the income features of a convertible security.

Securities or assets obtained upon the conversion of convertible securities may be retained, subject to the Series' investment objective. There are no size limits on corporations in whose securities the Series may invest.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Stocks offer investors the potential for capital
typically invest in     appreciation, and may pay dividends as well.
                        Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Convertible securities often blend the potential benefits of stocks and fixed-income securities.

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                 How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Convertible Securities Series
                                                       -----------------------------------------------------------------------------
Convertible securities: Usually preferred stocks,      Under normal conditions, the Series intends to invest at least 65% of its
corporate bonds or equity-linked securities that       total assets in convertible securities, which may include privately placed
can be exchanged for a set number of shares of         convertible securities.
common stock at a predetermined price. These
securities typically offer higher appreciation         We will invest in convertible debt securities without regard to rating
potential than nonconvertible bonds and greater        categories. To the extent that convertible debt securities we hold are not
income potential than nonconvertible preferred         investment grade or are not rated, there may be a greater risk as to the
stocks.                                                timely payment of interest and principal.

Convertible bonds are often rated below investment     If a convertible security held by the Series is called for redemption, the
grade, that is, not rated within the four highest      Series will be required to redeem the security, convert it into the
categories by S&P and Moody's. Debt securities         underlying common stock or sell it to a third party.
rated below investment grade are often referred to
as "high-yield bonds" or "junk bonds," although
these terms are not generally used in reference to
convertible debt securities.

A convertible bond may be subject to redemption at the option of the issuer at a price established in the instrument under which the convertible security was issued.

Zero coupon bonds and pay-in-kind bonds: Zero          The Series may invest in zero coupon bonds and payment-in-kind bonds,
coupon securities are debt obligations which do        though this is not expected to be a significant component of its strategy.
not entitle the holder to any periodic payments of     The market prices of these bonds are generally more volatile than the
interest prior to maturity or a specified date         market prices of securities that pay interest periodically and are likely
when the securities begin paying current interest.     to react to changes in interest rates to a greater degree than
Therefore, they are issued and traded at a             interest-paying bonds having similar maturities and credit quality. They
discount from their face amounts or par value.         may have certain tax consequences which, under certain conditions, could be
Payment-in-kind bonds pay interest or dividends in     adverse to the Series.
the form of additional bonds or preferred stock.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                 How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Convertible Securities Series
                                                       -----------------------------------------------------------------------------
Private placements: Private placement securities       What portion of the Series' portfolio is invested in convertible securities
are securities which have not been registered with     purchased in private placements depends upon the relative attractiveness of
the SEC and are usually only sold to large             those securities compared to convertible securities that are publicly
institutional investors. An issuer is often            offered. Ordinarily, the Series expects that 50% of its portfolio may be
willing to provide more attractive features in         invested in convertible securities purchased in private placements, but the
securities issued privately because it has avoided     percentage may be substantially greater or less than 50%, depending upon
the expense and delay involved in a public             prevailing market conditions.
offering. Many private placement securities are
subject to the SEC's Rule 144A, which permits them     We anticipate that substantially all of the private placements we purchase
to be freely traded among qualified institutional      will be subject to Rule 144A. Subject to procedures approved by the Series'
buyers. These securities may therefore have a          Board of Trustees, we may treat Rule 144A securities as liquid and
liquid secondary market.                               therefore not subject to the 15% limitation on illiquid securities described below.

Repurchase agreements:: An agreement between a         Typically, we use repurchase agreements as a short-term investment for the
buyer, such as the Series, and a seller of             Series' cash position. In order to enter into these repurchase agreements,
securities in which the seller agrees to buy the       the Series must have collateral of at least 102% of the repurchase price.
securities back within a specified time at the         The Series will only enter into repurchase agreements in which the
same price the buyer paid for them, plus an amount     collateral is U.S. government securities.
equal to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.

Foreign securities, Eurodollar convertible             We may use foreign securities, Eurodollar convertible securities and
securities and depositary receipts or notes:           depositary receipts to add diversification to the portfolio by permitting
Securities of foreign entities, including issuers      the Series to make investments outside the U.S. market.
located in emerging markets, issued directly or,
in the case of depositary receipts, through a
bank. Such foreign securities may be traded on a
foreign exchange, or they may be in the form of
depositary receipts or notes, such as American
Depositary Receipts (ADRs), American Depositary
Notes (ADNs), European Depositary Receipts (EDRs),
European Depositary Notes (EDNs), Global
Depositary Receipts (GDRs) or Global Depositary
Notes (GDNs). Depositary receipts and notes
represent a bank's holding of a stated number of
shares of a foreign corporation, which entitles
the holder to all dividends and capital gains
earned by the underlying foreign shares.

The Series may also invest in Eurodollar convertible securities. Eurodollar convertible securities are fixed-income securities that are denominated in U.S. dollars and which are convertible into equity securities of that issuer.
These Eurodollar securities are payable outside of the United States.

Illiquid securities: Securities that do not have a     We may invest up to 15% of net assets in illiquid securities, including
ready market, and cannot be easily sold within         repurchase agreements with maturities of over seven days.
seven days at approximately the price that a
series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including preferred and common stock, warrants, U.S. government securities, non-convertible fixed-income securities, options, futures contracts and options on futures contracts and money market securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table.

Lending securities Convertible Securities Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions For temporary defensive purposes, Convertible Securities Series may hold all or a substantial portion of its assets in cash or cash equivalents, U.S. government securities and investment grade corporate bonds. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Borrowing from banks Convertible Securities Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Short sales against the box The Series may engage in short sales "against the box." While a short sale is made by selling a security the Series does not own, a short sale is "against the box" if the Series owns or has the right to obtain securities identical to those sold short, at no added cost.

Portfolio turnover We anticipate that Convertible Securities Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing  Investing in any mutual fund involves risk, including in Convertible  the risk that you may receive little or no return on
            Securities  your investment, and the risk that you may lose part or
                Series all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Convertible Securities Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                        Risks                                               How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Convertible Securities Series
                                                       -----------------------------------------------------------------------------
Market risk is the risk that all or a majority of      We maintain a long-term investment approach and focus on securities we
the securities in a certain market--like the stock     believe can continue to pay income and appreciate over an extended time
or bond market--will decline in value because of       frame regardless of interim market fluctuations. We do not try to predict
factors such as economic conditions, future            overall stock market movements and though we may hold securities for any
expectations or investor confidence.                   period of time, we do not typically trade for short-term purposes.

Industry and security risk is the risk that the        We limit the amount of Convertible Securities Series' assets invested in
value of securities in a particular industry or        any one industry and in any individual security. We also follow a rigorous
the value of an individual stock or bond will          selection process before choosing securities for the portfolio.
decline because of changing expectations for the
performance of that industry or for the individual
company issuing the security.

Credit risk The possibility that a security's          This risk may be reduced because of the ability to convert these securities
issuer (or an entity that insures the security)        into common stock.
will be unable to make timely payments of
interest, dividends and principal.

Investing in securities rated below investment grade entails greater risk of principal loss than associated with investment grade bonds. It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of non-investment grade securities and corresponding volatility in the Series' net asset value.

Interest rate risk is the risk that securities,        We will monitor interest rate trends and their potential impact on the
particularly bonds with longer maturities, will        Series. Though convertible securities may be sensitive to interest rate
decrease in value if interest rates rise.              movements, an individual security's link to the underlying common stock may reduce that sensitivity.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        Risks                                               How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Convertible Securities Series
                                                       -----------------------------------------------------------------------------
Foreign risk is the risk that foreign securities       Most of the foreign securities that we invest in are denominated in U.S.
may be adversely affected by political instability     dollars.
(including governmental seizures or
nationalization of assets), changes in currency
exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards.
Foreign markets may also be less efficient, less
liquid, have greater price volatility, less
regulation and higher transaction costs than U.S.
markets.

Liquidity risk is the possibility that securities      We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager  The Series is managed by Delaware Management Company.
                    Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio manager   Damon Andres has primary responsibility for making
                    day-to-day investment decisions for the Convertible
                    Securities Series.

                    Damon Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been managing the Convertible Securities Series since February 1999.

Financial highlights

                                                                                                   Convertible Securities Series(1)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Period 5/1/97(2)
                                                                                           Year      Ended 12/31        through
                                                                                           1999          1998           12/31/97
The financial highlights        --------------------------------------------------------------------------------------------------
table is intended to help
you understand the Series'      Net asset value, beginning of period                      $11.160      $11.660           $10.000
financial performance.
The total returns in            Income (loss) from investment operations
the table represent the
rate that an investor           Net investment income                                       0.493        0.386             0.318
would have earned
or lost on an investment        Net realized and unrealized gain (loss) on investments      0.247       (0.511)            1.342
in the Series (assuming                                                                   -------      -------           -------
reinvestment of all             Total from investment operations                            0.740       (0.125)            1.660
dividends and distributions).                                                             -------      -------           -------
All "per share" information     Less dividends and distributions
reflects financial results
for a single Series share.      Dividends from net investment income                       (0.410)      (0.305)             none
This information has been
audited by Ernst & Young LLP,   Distributions from net realized gain on investments          none       (0.070)             none
whose report, along with                                                                  -------      -------           -------
the Series' financial           Total dividends and distributions                          (0.410)      (0.375)             none
statements, is included                                                                   -------      -------           -------
in the Series' annual report,   Net asset value, end of period                            $11.490      $11.160           $11.660
which is available upon                                                                   =======      =======           =======
request by calling              Total return(3)                                             6.97%       (1.17%)           16.60%(4)
800.523.1918.
                                Ratios and supplemental data

                                Net assets, end of period (000 omitted)                   $ 9,637      $ 8,133           $ 3,921

                                Ratio of expenses to average net assets                     0.83%        0.82%             0.80%

                                Ratio of expenses to average net assets prior to expense
                                   limitation and expenses paid indirectly                  0.83%        0.82%             2.30%

                                Ratio of net investment income to average net assets        4.64%        4.78%             5.68%

                                Ratio of net investment income to average net assets
                                   prior to expense limitation and expenses
                                   paid indirectly                                          4.64%        4.78%             4.18%

                                Portfolio turnover                                            35%          77%              209%
                                -------------------------------------------------------------------------------------------------
                                (1) The financial highlights data are derived from data of the Series' Standard
                                    Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                                (2) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
                                (3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                                (4) Total return reflects expense limitations in effect for the Series.

Devon Series

Our investment strategies

Devon Series is a total return fund but it invests the majority of its assets in stocks. This Series has a dual objective of capital appreciation and current income, but since it invests primarily in stocks, its shareholders should be comfortable accepting fluctuations of principal.

We invest primarily in common stocks that we believe have the potential for above-average dividend increases over time. Generally, at least 65% of the Series' assets will be invested in dividend-paying stocks.

In selecting stocks for Devon Series, we consider factors such as how much the stock's dividend has grown in the past, the frequency of the stock's prior dividend increases, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued.

Devon Series uses the same investment strategy as Delaware Devon Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Stocks offer investors the potential for capital
typically invest in     appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                                Securities                                                   How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Devon Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         Generally, 90% to 100% of the Series' assets will be
in a corporation. Stockholders participate in the                    invested in common stocks. Under normal market conditions we
corporation's profits and losses, proportionate to the               will invest at least 65% of total assets in dividend-paying
number of shares they own.                                           stocks.

Convertible securities: Usually preferred stocks or                  Devon Series may invest in convertible securities; however,
corporate bonds that can be exchanged for a set number of            we will not invest more than 5% of net assets in convertible
shares of common stock at a predetermined price. These               debt securities that are rated below investment grade by an
securities offer higher appreciation potential than                  NRSRO or in securities that are unrated but deemed
nonconvertible bonds and greater income potential than               equivalent to non-investment grade.
nonconvertible preferred stocks.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                  the collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                Securities                                                   How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Devon Series
------------------------------------------------------------------------------------------------------------------------------------

American Depositary Receipts (ADRs): Certificates issued by          We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holdings of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Restricted and illiquid securities: Restricted securities            We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted           securities. For this Series, the 10% limit includes
under securities law.                                                restricted securities such as privately placed securities
                                                                     that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready          institutional buyers without registration, which are
market, and cannot be easily sold within seven days at               commonly known as "Rule 144A Securities" and repurchase
approximately the price that a series has valued them.               agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

Devon Series may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, fixed-income securities, futures contracts and options. The Series may also invest directly in foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Devon Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Devon Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Devon Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Devon Series' annual portfolio turnover will be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing  Investing in any mutual fund involves risk, including in Devon Series  the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Devon Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                               Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Devon Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and generally do not
confidence.                                                          trade for short-term purposes.

Industry and security risk is the risk that the value of             We limit the amount of Devon Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security. We also follow
individual stock or bond will decline because of changing            a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the         the portfolio.
individual company issuing the stock or bond.

Foreign risk is the risk that foreign securities may be              We typically invest only a small portion of Devon Series'
adversely affected by political instability (including               portfolio in foreign securities. When we do purchase foreign
governmental seizures or nationalization of assets), changes         securities, they are often denominated in U.S. dollars. We
in currency exchange rates, foreign economic conditions or           also tend to avoid markets where we believe accounting
inadequate regulatory and accounting standards. Foreign              principles or the regulatory structure are underdeveloped.
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager      The Series is managed by Delaware Management Company.
                        Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.63% of average daily net assets for the last fiscal year.

Portfolio managers      Frank X. Morris has primary responsibility for making
                        day-to-day investment decisions for the Devon Series. In making investment decisions for the Series, Mr. Morris regularly consults with Michael S. Morris.

                        Frank X. Morris, Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. Mr. Morris has been managing institutional equity portfolios at Delaware Investments since 1997. He has 17 years of investment management experience. He came to Delaware Investments from PNC Asset Management where he served as a securities analyst from 1983 to 1991 and portfolio manager from 1991 to 1994. He was subsequently named Director of Equity Research at PNC. He is a past president of the Philadelphia Society of Financial Analysts. Mr. Morris has been a member of Devon Series' management team since March 1999.

                        Michael S. Morris, Assistant Vice President/Equity Analyst, holds a BS from Indiana University with a major in finance. Previously he served as equity analyst at Walnut Asset Management where he covered a variety of industries. He has also worked at Pilgrim Baxter as a Senior Research Analyst covering financials and began his career at The State Teachers Retirement System of Ohio. Mr. Morris is a CFA charterholder.

Financial highlights

                                                                                                                   Devon Series(1)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Period
                                                                                                                      5/1/97(2)
                                                                                              Year Ended 12/31         through
                                                                                           1999              1998      12/31/97
The financial              -----------------------------------------------------------------------------------------------------
highlights                 Net asset value, beginning of period                          $15.440           $12.730       $10.000
table is intended
to help you                Income (loss) from investment operations
understand the Series'
financial performance.     Net investment income                                           0.113             0.106         0.080
The total returns
in the table               Net realized and unrealized gain (loss) on investments         (1.669)            2.889         2.650
represent the rate                                                                       -------           -------       -------
that an investor           Total from investment operations                               (1.556)            2.995         2.730
would have earned                                                                        -------           -------       -------
or lost on an              Less dividends and distributions
investment in the
Series (assuming           Dividends from net investment income                           (0.090)           (0.080)         none
reinvestment of all
dividends and              Distributions from net realized gain on investments            (0.174)           (0.205)         none
distributions). All "per                                                                 -------           -------       -------
share" information         Total dividends and distributions                              (0.264)           (0.285)         none
reflects financial                                                                       -------           -------       -------
results for a single       Net asset value, end of period                                $13.620           $15.440       $12.730
Series share.                                                                            =======           =======       =======
This information           Total return(3)                                                (10.13%)           24.05%        27.30%(4)
has been audited by
Ernst & Young              Ratios and supplemental data
LLP, whose report,
along with the Series'     Net assets, end of period (000 omitted)                       $77,929           $68,714       $16,653
financial statements,
is included in the         Ratio of expenses to average net assets                         0.75%             0.66%         0.80%
Series' annual report,
which is available upon    Ratio of expenses to average net assets prior to expense
request by calling            limitation and expenses paid indirectly                      0.75%             0.66%         0.91%
800.523.1918.
                           Ratio of net investment income to average net assets            0.90%             1.30%         2.01%

                           Ratio of net investment income to average net assets
                              prior to expense limitation and expenses paid indirectly     0.90%             1.30%         1.90%

                           Portfolio turnover                                               101%               34%           80%
                           --------------------------------------------------------------------------------------------------------
                           (1) The financial highlights data are derived from data of the Series' Standard
                               Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                           (2) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
                           (3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                           (4) Total return reflects expense limitations in effect for the Series.

Emerging Markets Series

Our investment strategies

Emerging Markets Series seeks long-term capital appreciation. The Series may invest in a broad range of equity securities, including common stocks. Our primary emphasis will be on the stocks of companies located in or having their principal business in an emerging country.

We consider an "emerging country" to be any country that is:

o generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation;

o any country that is classified by the United Nations as developing; or

o any country that is included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. We may invest in other countries, particularly as markets in other emerging countries develop. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

In deciding whether a company is from an emerging country, we evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:

o the principal trading market for the company's securities is in a country that is emerging;

o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets;

o the company is organized under the laws of an emerging market country and has a principal office in an emerging country.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When we evaluate individual companies we strive to apply a value-oriented selection process, similar to what we use for International Equity Series. However, in emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the manager's assessment of the company's future growth potential.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

Emerging Markets Series uses the same investment strategy as Delaware Emerging Markets Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Stocks offer investors the potential for capital
typically invest in     appreciation, and may pay dividends as well.
                        Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                                Securities                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Emerging Markets Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks of emerging market companies: Securities that          The Series will invest its assets in common stocks, some of
represent shares of ownership in a corporation. Stockholders         which will be dividend-paying stocks.
participate in the corporation's profits and losses,
proportionate to the number of shares they own.

Corporate bonds: Debt obligations issued by U.S. or foreign          Emerging Markets Series may invest in corporate obligations
corporations.                                                        issued by emerging country companies. These bonds may be
                                                                     high risk, fixed-income securities.

Foreign government securities: Debt obligations issued by a          We may invest a portion of Emerging Markets Series' assets
government other than the United States or by an agency,             in foreign governmental securities issued by emerging or
instrumentality or political subdivision of such                     developing countries, which may be lower rated, including
governments.                                                         securities rated below investment grade.

Investment company securities: In some countries,                    The Series may hold open-end and closed-end investment
investments by U.S. mutual funds are generally made by               company securities if we believe the country offers good
purchasing shares of investment companies that in turn               investment opportunities. These investments involve an
invest in the securities of such countries.                          indirect payment of a portion of the expenses of the other investment companies, including their advisory fees.

Foreign currency transactions: A forward foreign currency            The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell         and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that           given country may be denominated in the currency of another
is set at the time of the contract. The future date may be           country or in multinational currency units such as the Euro.
any number of days from the date of the contract as agreed
by the parties involved.                                             Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                                     currencies into U.S. dollars on a daily basis. The Series
                                                                     will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                                     exchange transactions. The Series may conduct its foreign
                                                                     currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                     The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                     current security or currency holdings. It may also use
                                                                     forward contracts if it has agreed to sell a security and
                                                                     wants to "lock-in" the price of that security, in terms of
                                                                     U.S. dollars. Investors should be aware of the costs of
                                                                     currency conversion. The Series will not use forward
                                                                     contracts for speculative purposes.

American Depositary Receipts (ADRs), European Depositary             The Series may invest in sponsored and unsponsored ADRs,
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs         EDRs and GDRs, generally focusing on those whose underlying
are receipts issued by a U.S. depositary (usually a U.S.             securities are issued by foreign entities.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust                To determine whether to purchase a security in a foreign
company or a foreign branch of a U.S. bank). Depositary              market or through depositary receipts, we evaluate the price
receipts represent an ownership interest in an underlying            levels, the transaction costs, taxes and administrative
security that is held by the depositary. Generally, the              costs involved with each security to identify the most
holder of the depositary receipt is entitled to all payments         efficient choice.
of interest, dividends or capital gains that are made on the underlying security.

Brady Bonds: These are debt securities issued under the              The Series may invest in Brady Bonds. We believe that the
framework of the Brady Plan, an initiative for debtor                economic reforms undertaken by countries in connection with
nations to restructure their outstanding external                    the issuance of Brady Bonds can make the debt of countries
indebtedness (generally, commercial bank debt). Brady Bonds          that have issued or have announced plans to issue these
tend to be of lower quality and more speculative than                bonds a viable opportunity for investment.
securities of developed country issuers.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                Securities                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Emerging Markets Series
------------------------------------------------------------------------------------------------------------------------------------
High-yield, high risk fixed-income securities: Securities            Emerging Markets Series may invest up to 35% of its net
that are rated lower than BBB by S&P or Baa by Moody's, or           assets, in high-yield, high risk foreign fixed-income
if unrated, of equal quality. These securities may be issued         securities.
by companies or governments of emerging or developing
countries, which may be less creditworthy. The risk that
these companies or governments may not be able to make
interest or principal payments is substantial.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series may enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is any security in which it may invest, but
                                                                     normally uses U.S. government securities as collateral.

Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                     are determined to be illiquid may not exceed the Series' 10%
                                                                     limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities, including repurchase agreements with maturities
approximately the price that a series has valued them.               of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including preferred stocks, convertible securities, zero coupon bonds, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Emerging Market Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Emerging Markets Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Emerging Markets Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing  Investing in any mutual fund involves risk, including in Emerging Markets  the risk that you may receive little or no return on
                Series your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Emerging Markets Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                   Risks                                             How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Emerging Markets Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor                 portion of the Series' portfolio should be invested in any
confidence.                                                          individual country, we evaluate a variety of factors,
                                                                     including opportunities and risks relative to other
                                                                     countries. We can also somewhat reduce market risk by
                                                                     holding a diversified portfolio.

Industry and security risk is the risk that the value of             We typically hold a number of different securities in a
securities in a particular industry or the value of an               variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing            poorly performing security would have on the Series. This
expectations for the performance of that industry or for the         risk is more significant for the Series, which is a
individual company issuing the stock or bond.                        non-diversified fund.

Foreign risk is the risk that foreign securities may be              We carefully evaluate the overall situations in the
adversely affected by political instability (including               countries where we invest in an attempt to reduce these
governmental seizures or nationalization of assets), changes         risks. We also tend to avoid markets where we believe
in currency exchange rates, foreign economic conditions or           accounting principles or the regulatory structure are too
inadequate regulatory and accounting standards. Foreign              underdeveloped.
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Currency risk is the risk that the value of the Series'              The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign         foreign currency exchange contracts. If the Series agrees to
currency exchange rates. Adverse changes in exchange rates           purchase or sell foreign securities at a pre-set price on a
may reduce or eliminate any gains produced by investments            future date, the Series attempts to protect the value of a
that are denominated in foreign currencies and may increase          security it owns from future changes in currency rates. If
any losses.                                                          the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in"
                                                                     the security's price in terms of U.S. dollars or another
                                                                     applicable currency. The Series may use forward currency
                                                                     exchange contracts only for defensive or protective
                                                                     measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.

                                                                     Another way in which we can protect against this risk is by holding stocks whose earnings are from exports or priced in
                                                                     U.S. dollars, so that a devaluation means unchanged U.S.
                                                                     dollar earnings (and higher local currency earnings).

Small company risk is the risk that prices of smaller                The Series may invest in small companies and would be
companies may be more volatile than larger companies because         subject to this risk. We typically hold a number of
of limited financial resources or dependence on narrow               different stocks in order to reduce the impact that one
product lines. Small company risk also comes from lower              small company stock would have on the Series. This risk is
liquidity typically associated with small company stocks,            more significant for the Series, which is a non-diversified
which means the price may be affected by poorly executed             fund.
trades, even if the underlying business of the company is
unchanged.

Political risk is the risk that countries or the entire              We carefully evaluate the political situations in the
region where we invest may experience political instability,         countries where we invest and take into account any
which may cause greater fluctuation in the value and                 potential risks before we select securities for the
liquidity of our investments due to changes in currency              portfolio. We can also somewhat reduce political risk by
exchange rates, governmental seizures or nationalization of          holding a diversified portfolio. However, there is no way to
assets.                                                              eliminate political risk when investing internationally.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   Risks                                             How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Emerging Markets Series
------------------------------------------------------------------------------------------------------------------------------------

Emerging markets risk is the possibility that the risks              Striving to manage this risk, the portfolio managers
associated with international investing will be greater in           carefully screen securities within emerging markets and
emerging markets than in more developed foreign markets              attempt to consider material risks associated with an
because, among other things, emerging markets may have less          individual company or bond issuer. We cannot eliminate
stable political and economic environments.                          emerging market risk and consequently encourage shareholders to invest in this Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.

Inefficient market risk is the risk that foreign markets may         The Series will attempt to reduce these risks by investing
be less liquid, have greater price volatility, less                  in a number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.           economy, industries and financial markets.

Information risk is the possibility that foreign companies           The Series conducts a great deal of fundamental research on
are subject to different accounting, auditing and financial          the companies that it invests in rather than relying solely
reporting standards than U.S. companies. There may be less           on information available through financial reporting. We
information available about foreign issuers than domestic            believe this will help us to better uncover any potential
issuers. Furthermore, regulatory oversight of foreign                weaknesses in individual companies.
issuers may be less stringent or less consistently applied
than in the United States.

Non-diversified funds risk: Non-diversified investment               The Series is a non-diversified fund as defined by the
companies have the flexibility to invest as much as 50% of           Investment Company Act of 1940. Neverless, we typically hold
their assets in as few as two issuers with no single issuer          securities from a variety of different issuers representing
accounting for more than 25% of the portfolio. The remaining         a number of different countries. We also perform extensive
50% of the portfolio must be diversified so that no more             analysis on all securities, particularly those that
than 5% of a fund's assets is invested in the securities of          represent a larger percentage of portfolio assets.
a single issuer. Because a non-diversified fund may invest
its assets in fewer issuers, the value of fund shares may
increase or decrease more rapidly than if the fund were
fully diversified.

Foreign government securities risks relate to the ability of         The Series attempts to limit this risk by performing credit
a foreign government or government related issuer to make            analysis on the issuer of each security purchased. In
timely payments on its external debt obligations.                    addition, the Series attempts to reduce this risk by
                                                                     limiting the portion of net assets that may be invested in these securities.

                                                                     The Series also compares the risk-reward potential of
                                                                     foreign government securities being considered to that
                                                                     offered by equity securities to determine whether to
                                                                     allocate assets to equity or fixed-income investments.

Credit risk of high-yield, high risk fixed-income                    The Series may invest up to 35% of its net assets in
securities: Securities rated lower than BBB by S&P and Baa           high-yield, high risk foreign fixed-income securities.
by Moody's are considered to be of poor standing and
predominantly speculative as to the issuer's ability to              We intend to limit our investment in any single lower rated
repay interest and principal.                                        bond, which can help to reduce the effect of an individual default on the Series. We also intend to limit our overall
These bonds are often issued by less creditworthy companies          holdings of bonds in this category. Such limitations may not
or by highly leveraged (indebted) firms, which are generally         protect the Series from widespread bond defaults brought
less able than more financially stable firms to make                 about by a sustained economic downturn or from price
scheduled payments of interest and principal. The risks              declines that might result from changes in the quality
posed by bonds issued under such circumstances are                   ratings of individual bonds.
substantial.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

Transaction costs risk: Costs of buying, selling and holding         We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody             efficient trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager      The Series is managed by Delaware International Advisers
                        Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 1.19% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers      Clive A. Gillmore has primary responsibility for making
                        day-to-day investment decisions for Emerging Markets
                        Series. In making investment decisions for the Series, Mr. Gillmore regularly consults with an international equity team of 14 members, including co-managers, Robert
                        Akester and Joshua H. Brooks.

                        Clive A. Gillmore, Director, Deputy Managing Director, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the University of Warwick. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing Emerging Markets Series since its inception.

                        Robert Akester, Senior Portfolio Manager of Delaware International Advisers Ltd., joined Delaware International Advisers in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

                        Joshua H. Brooks, Senior Portfolio Manager of Delaware International Advisers Ltd., holds a bachelor's degree from Yale University and holds an MBA from The London Business School. He began his investment career with Delaware Investments in 1991. Prior to joining the investment team in London, he was based in Philadelphia with responsibilities that included equity market analysis and acting as liaison with Delaware International Advisers.

Financial highlights


                                                                                                        Emerging Markets Series(1)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Period
                                                                                                                       5/1/97(2)
                                                                                                Year Ended 12/31        through
                                                                                              1999           1998      12/31/97
The financial highlights     ---------------------------------------------------------------------------------------------------
table is intended to         Net asset value, beginning of period                            $ 5.810      $  8.880      $ 10.000
help you understand
the Series' financial        Income (loss) from investment operations
performance. The
total returns in the         Net investment income(3)                                          0.126         0.171         0.060
table represent the
rate that an investor        Net realized and unrealized gain (loss) on investments
would have earned or            and foreign currencies                                         2.597        (2.991)       (1.180)
lost on an investment                                                                        -------      --------      --------
in the Series (assuming      Total from investment operations                                  2.723        (2.820)       (1.120)
reinvestment of all                                                                          -------      --------      --------
dividends and                Less dividends and distributions
distributions). All
"per share" information      Dividends from net investment income                             (0.133)       (0.030)         none
reflects financial
results for a single         Distributions from net realized gain on investments                none        (0.220)         none
Series share. This                                                                           -------      --------      --------
information has been         Total dividends and distributions                                (0.133)       (0.250)         none
audited by Ernst &                                                                           -------      --------      --------
Young LLP, whose report,     Net asset value, end of period                                  $ 8.400      $  5.810      $  8.880
along with the Series'                                                                       =======      ========      ========
financial statements, is     Total return(4)                                                  48.28%       (32.48%)      (11.20%)
included in the Series'
annual report, which is      Ratios and supplemental data
available upon request by
calling 800.523.1918.        Net assets, end of period (000 omitted)                         $13,349      $  5,356      $  5,776

                             Ratio of expenses to average net assets                           1.47%         1.50%         1.50%

                             Ratio of expenses to average net assets
                                prior to expense limitation and expenses paid indirectly       1.53%         1.67%         2.45%

                             Ratio of net investment income to average net assets              1.88%         2.34%         0.89%

                             Ratio of net investment income (loss) to average net assets
                                prior to expense limitation and expenses paid indirectly       1.82%         2.17%        (0.06%)

                             Portfolio turnover                                                  20%           38%           48%
                             ---------------------------------------------------------------------------------------------------
                             (1) The financial highlights data are derived from data of the Series' Standard
                                 Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                             (2) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
                             (3) Per share information was based on the average shares outstanding method.
                             (4) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

Global Bond Series

Our investment strategies

Global Bond Series seeks current income consistent with the preservation of principal. We invest primarily in fixed-income securities that may also provide the potential for capital appreciation.

We may invest in:

o foreign and U.S. government securities;

o debt obligations of foreign and U.S. companies;

o debt securities of supranational entities;

o securities of issuers in emerging markets countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers;

o zero-coupon bonds.

While the Series may purchase securities of issuers in any foreign country, developed or emerging, we currently anticipate investing in Australia, Austria, Canada, Germany, Italy, Japan, Korea, the Netherlands, New Zealand, Norway, Portugal, South Africa, Spain, Sweden and the United Kingdom. This is a representative list; we may also invest in other countries. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Series will be affected by changes in interest rates. We generally keep the average weighted maturity of the portfolio in the five-to-ten year range. If we anticipate a declining interest rate environment; however, we may extend the average weighted maturity past ten years or if we anticipate a rising rate environment, we may shorten the average weighted maturity to less than five years.

Global Bond Series uses the same investment strategy as Delaware Global Bond Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Fixed-income securities offer the potential for greater
typically invest in     income payments than stocks, and also may provide
                        capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                                   Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by U.S. or foreign          Global Bond Series may invest in corporate bonds, generally
corporations.                                                        those rated A or better by S&P or Moody's or if unrated,
                                                                     determined to be of comparable quality. The Series may also invest in high-yield, high risk emerging markets corporate bonds.

Foreign government securities: Debt obligations issued by a          The Series will generally invest in securities issued by
government other than the United States or by an agency,             foreign governments, their agencies, instrumentalities or
instrumentality or political subdivision of such                     political subdivisions that are rated AAA or AA by S&P or
governments.                                                         Aaa or Aa by Moody's or, if unrated, considered to be of
                                                                     comparable quality. We may invest a portion of the Series'
                                                                     assets in foreign governmental securities issued by emerging countries, which may be lower rated, including securities
                                                                     rated below investment grade.

U.S. government securities: Securities issued or guaranteed by the   The Series may invest a significant portion of its assets in
U.S. government or issued by an agency or instrumentality of the     U.S. government securities. It will invest only in U.S.
U.S. government.                                                     government obligations, including bills, notes and bonds
                                                                     that are issued or guaranteed as to the payment of principal and interest by the U.S. government and securities of U.S.
                                                                     government agencies or instrumentalities that are backed by the full faith and credit of the United States.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some countries,                    Global Bond Series may hold closed-end investment company
investments by U.S. mutual funds are generally made by               securities. The Series may hold investment company
purchasing shares of investment companies that in turn               securities if we believe the country offers good investment
invest in the securities of such countries.                          opportunities. These investments involve an indirect payment of a portion of the expenses of the other investment
                                                                     companies, including their advisory fees.

Foreign currency transactions: A forward foreign currency            The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell         and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that           given country may be denominated in the currency of another
is set at the time of the contract. The future date may be           country or in multinational currency units such as the Euro.
any number of days from the date of the contract as agreed
by the parties involved.                                             Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                                     currencies into U.S. dollars on a daily basis. The Series
                                                                     will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                                     exchange transactions. The Series may conduct its foreign
                                                                     currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                     The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                     current security or currency holdings. It may also use
                                                                     forward contracts if it has agreed to sell a security and
                                                                     wants to "lock-in" the price of that security, in terms of
                                                                     U.S. dollars. Investors should be aware of the costs of
                                                                     currency conversion. The Series will not use forward
                                                                     contracts for speculative purposes.

Supranational entities: Debt securities of supranational             The Series may invest in a significant portion of its assets
entities may be denominated in any currency. These                   in debt securities of supranational entities.
securities are typically of high-grade quality. A
supranational entity is an entity established or financially supported by the national governments of one or more
countries to promote reconstruction or development. The
International Bank for Reconstruction and Development (more
commonly known as the World Bank) would be one example of a
supranational entity.

Zero coupon bonds: Zero coupon bonds are debt obligations            The Series may invest in zero coupon bonds.
that do not entitle the holder to any periodic payments of
interest before maturity or a specified date when the
securities begin paying current interest. Therefore, they
are issued and traded at a discount from their face amounts
or par value. The market prices of zero coupon bonds are
generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to
changes in interest rates to a greater degree than do
non-zero coupon securities having similar maturities and
credit quality.

Brady Bonds: These are debt securities issued under the              Global Bond Series may invest in Brady Bonds. We believe
framework of the Brady Plan, an initiative for debtor                that the economic reforms undertaken by countries in
nations to restructure their outstanding external                    connection with the issuance of Brady Bonds can make the
indebtedness (generally, commercial bank debt). Brady Bonds          debt of countries that have issued or have announced plans
tend to be of lower quality and more speculative than                to issue these bonds a viable opportunity for investment.
securities of developed country issuers.

High-yield, high risk fixed-income securities: Securities            Global Bond Series may invest a portion of its assets in
that are rated lower than BBB by S&P or Baa by Moody's, or           these securities.
if unrated, of equal quality. These securities may be issued by companies or governments of emerging or developing
countries, which may be less creditworthy. The risk that
these companies or governments may not be able to make
interest or principal payments is substantial.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series may enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is any security in which it may invest, but
                                                                     normally uses U.S. government securities as collateral.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                     are determined to be illiquid may not exceed the Series' 10%
                                                                     limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities, including repurchase agreements with maturities
approximately the price that a series has valued them.               of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including futures contracts and options and interest rate swaps. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Global Bond Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Global Bond Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Global Bond Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover The Series anticipates that its annual portfolio turnover may exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing  Investing in any mutual fund involves risk, including in Global Bond Series  the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Global Bond Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                 Risks                                                  How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor                 portion of the Series' portfolio should be invested in any
confidence.                                                          individual country, we evaluate a variety of factors,
                                                                     including opportunities and risks relative to other
                                                                     countries. As part of the Series' principal investment
                                                                     strategy, the Series may invest in securities that generally have relatively less market risk.

Industry and security risk is the risk that the value of             We typically hold a number of different securities in a
securities in a particular industry or the value of an               variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing            poorly performing security would have on the Series. This
expectations for the performance of that industry or for the         risk is more significant for the Series, which is a
individual company issuing the stock or bond.                        non-diversified fund.

Interest rate risk is the risk that securities, particularly         Interest rate risk is a significant risk for Global Bond
bonds with longer maturities, will decrease in value if              Series. In an attempt to manage interest rate risk, we
interest rates rise.                                                 adjust the Series' average weighted maturity based on our
                                                                     view of interest rates. The Series' average weighted
                                                                     maturity will generally be in the five-to-ten year range.
                                                                     When we anticipate that interest rates will decline, we may extend the average maturity beyond ten years and when we
                                                                     anticipate that interest rates will rise, we may shorten the average maturity to less than five years.

Currency risk is the risk that the value of a series'                The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign         foreign currency exchange contracts. If the Series agrees to
currency exchange rates. Adverse changes in exchange rates           purchase or sell foreign securities at a pre-set price on a
may reduce or eliminate any gains produced by investments            future date, the Series attempts to protect the value of a
that are denominated in foreign currencies and may increase          security it owns from future changes in currency rates. If
any losses.                                                          the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in"
                                                                     the security's price in terms of U.S. dollars or another
                                                                     applicable currency. The Series may use forward currency
                                                                     exchange contracts only for defensive or protective
                                                                     measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.

Political risk is the risk that countries or the entire              We evaluate the political situations in the countries where
region where we invest may experience political instability.         we invest and take into account any potential risks before
This may cause greater fluctuation in the value and                  we select securities for the portfolio. However, there is no
liquidity of our investments due to changes in currency              way to eliminate political risk when investing
exchange rates, governmental seizures or nationalization of          internationally.
assets.

Emerging market risk is the possibility that the risks               Striving to manage this risk, the portfolio managers
associated with international investing will be greater in           carefully screen securities within emerging markets and
emerging markets than in more developed foreign markets              attempt to consider material risks associated with an
because, among other things, emerging markets may have less          individual company or bond issuer. We cannot eliminate
stable political and economic environments.                          emerging market risk and consequently encourage shareholders to invest in the Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.

Inefficient market risk is the risk that foreign markets may         The Series will attempt to reduce these risks by investing
be less liquid, have greater price volatility, less                  in a number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.           economy, industries and financial markets.

                                                                     The Series will also perform credit analysis in an attempt to reduce these risks.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 Risks                                                  How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Information risk is the risk that foreign companies may be           We conduct fundamental research on the companies we invest
subject to different accounting, auditing and financial              in rather than relying solely on information available
reporting standards than U.S. companies. There may be less           through financial reporting. We believe this will help us to
information available about foreign issuers than domestic            better uncover any potential weaknesses in individual
issuers. Furthermore, regulatory oversight of foreign                companies.
issuers may be less stringent or less consistently applied
than in the United States.

Non-diversified funds risk: Non-diversified investment               Global Bond Series is a non-diversified fund as defined by
companies have the flexibility to invest as much as 50% of           the Investment Company Act of 1940. Nevertheless, we
their assets in as few as two issuers with no single issuer          typically hold securities from a variety of different
accounting for more than 25% of the portfolio. The remaining         issuers, representing a number of different countries. We
50% of the portfolio must be diversified so that no more             also perform extensive analysis on all securities,
than 5% of a fund's assets is invested in the securities of          particularly those that represent a larger percentage of
a single issuer. Because a non-diversified fund may invest           portfolio assets.
its assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.

Foreign government and supranational securities risk relates         The Series will attempt to limit this risk by performing
to the ability of a foreign government or government related         credit analysis on the issuer of each security purchased.
issuer to make timely payments on its external debt
obligations.                                                         The Series attempts to reduce the risks associated with
                                                                     investing in foreign governments by focusing on bonds rated within the two highest rating categories.

Credit risk of high-yield, high risk fixed-income                    The Series may invest a portion of its assets in these
securities: Securities rated lower than BBB by S&P and Baa           securities. We intend to limit our investment in any single
by Moody's are considered to be of poor standing and                 lower rated bond, which can help to reduce the effect of an
predominantly speculative as to the issuer's ability to              individual default on the Series. We also intend to limit
repay interest and principal.                                        our overall holdings of bonds in this category. Such
                                                                     limitations may not protect the Series from widespread bond
These bonds are often issued by less creditworthy companies          defaults brought about by a sustained economic downturn or
or by highly leveraged (indebted) firms, which are generally         from price declines that might result from changes in the
less able than more financially stable firms to make                 quality ratings of individual bonds.
scheduled payments of interest and principal. The risks
posed by bonds issued under such circumstances are
substantial.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

Transaction cost risk: Costs of buying, selling and holding          We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody             efficient trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager      The Series is managed by Delaware International Advisers
                        Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers      Christopher A. Moth and Joanna Bates have primary
                        responsibility for making day-to-day investment decisions for Global Bond Series. In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed income team members.

                        Christopher A. Moth, Senior Portfolio Manager, Director of Investment Strategy, Fixed Income and Currency and Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers, he has been a key contributor in developing the fixed-income product and establishing the in-house systems to control and facilitate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Series in January 1997.

                        Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

                        David G. Tilles, Managing Director and Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International Advisers in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International Advisers was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Financial highlights

                                                                                                            Global Bond Series(1)
                           ------------------------------------------------------------------------------------------------------
                                                                                                                         Period
                                                                                                                        5/2/96(2)
                                                                                         Year Ended 12/31                through
                                                                                          1999       1998       1997     12/31/96
                           ------------------------------------------------------------------------------------------------------
The financial highlights   Net asset value, beginning of period                          $10.680    $10.500    $10.960    $10.000
table is intended to
help you understand        Income (loss) from investment operations
the Series'
financial performance.     Net investment income(3)                                        0.576      0.608      0.636      0.339
The total returns in
the table represent        Net realized and unrealized gain (loss) on investments
the rate that an           and foreign currencies                                         (0.950)     0.182     (0.551)     0.831
investor would have                                                                      -------    -------    -------    -------
earned or lost on an       Total from investment operations                               (0.374)     0.790      0.085      1.170
investment in the                                                                        -------    -------    -------    -------
Series (assuming           Less dividends and distributions
reinvestment of all
dividends and              Dividends from net investment income                           (0.514)    (0.600)    (0.460)    (0.210)
distributions). All
"per share" information    Distributions from net realized gain on investments            (0.062)    (0.010)    (0.085)      none
reflects financial                                                                       -------    -------    -------    -------
results for a single       Total dividends and distributions                              (0.576)    (0.610)    (0.545)    (0.210)
Series share. This                                                                       -------    -------    -------    -------
information has been       Net asset value, end of period                                $ 9.730    $10.680    $10.500    $10.960
audited by Ernst &                                                                       =======    =======    =======    =======
Young LLP, whose           Total return(4)                                                (3.60%)     7.82%(5)   0.88%(5)  11.79%(5)
report, along with
the Series' financial      Ratios and supplemental data
statements, is included
in the Series' annual      Net assets, end of period (000 omitted)                       $20,231    $21,711    $16,876     $9,471
report, which is
available upon             Ratio of expenses to average net assets                         0.85%      0.83%      0.80%      0.80%
request by calling
800.523.1918.              Ratio of expenses to average net assets prior
                              to expense limitation and expenses paid indirectly           0.85%      0.92%      1.08%      1.19%

                           Ratio of net investment income to average net assets            5.64%      5.83%      6.03%      6.51%

                           Ratio of net investment income to average net assets
                              prior to expense limitation and expenses paid indirectly     5.64%      5.74%      5.75%      6.12%

                           Portfolio turnover                                               100%        79%        97%        56%
                           ------------------------------------------------------------------------------------------------------
                           (1) The financial highlights data are derived from data of the Series' Standard
                               Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                           (2) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
                           (3) Per share information for the years ended December 31, 1997, 1998 and 1999 was based on the average shares outstanding method.
                           (4) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                           (5) Total return reflects expense limitations in effect for the Series.

Growth and Income Series

Our investment strategies

The Growth and Income Series seeks the highest possible total rate of return. The Growth and Income Series invests primarily in the common stocks of established companies that we believe have long-term total return potential. These stocks offer both current income through dividends and capital growth potential through possible increases in stock prices. A focus on stocks with high dividend yields, such as the one we use, is generally considered to be a value-oriented investment approach.

We first identify companies that have above-average dividend yields compared to the unmanaged S&P 500 Index, a commonly used measure of U.S. stocks. We then research individual companies and analyze economic and market conditions, seeking to identify the securities that we think are the best investments for the Series.

Growth and Income Series uses the same investment strategy as Delaware Growth and Income Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Stocks offer investors the potential for capital
typically invest in     appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                                 Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         Generally, we invest 90% to 100% of the Series' net assets
in a corporation. Stockholders participate in the                    in dividend-paying common stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

American Depositary Receipts (ADRs): Certificates issued by          We use them when we believe they offer better total return
a U.S. bank which represent the bank's holdings of a stated          opportunities than U.S. securities.
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities. We may invest without limitation in
ADRs.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series' must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                  the collateral is U.S. government securities.

Restricted and illiquid securities: Restricted securities            We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted           securities. For this Series, the 10% limit includes
under securities law.                                                restricted securities such as privately placed securities
                                                                     that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready          institutional buyers without registration, which are
market, and cannot be easily sold within seven days at               commonly known as "Rule 144A Securities" and repurchase
approximately the price that a series has valued them.               agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into options transactions for defensive purposes. It may invest in Global and European Depositary Receipts and directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Growth and Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective.
The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Growth and Income Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that annual portfolio turnover for the Series will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing Investing in any mutual fund involves risk, including in Growth and the risk that you may receive little or no return on Income Series your investment, and the risk that you may lose part or all of the money you invest. Before you invest, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Growth and Income Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                         Risks                                           How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and generally do not
confidence.                                                          trade for short-term purposes.

Industry and security risk is the risk that the value of             We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security. We also follow
individual stock or bond will decline because of changing            a rigorous selection process designed to identify
expectations for the performance of that industry or for the         undervalued securities before choosing securities for the
individual company issuing the stock or bond.                        portfolio.

Foreign risk is the risk that foreign securities may be              We typically invest only a small portion of the Series'
adversely affected by political instability (including               portfolio in foreign corporations through American
governmental seizures or nationalization of assets), changes         Depositary Receipts. We do not presently intend to invest
in currency exchange rates, foreign economic conditions or           directly in foreign securities. When we do purchase ADRs,
inadequate regulatory and accounting standards. Foreign              they are generally denominated in U.S. dollars and traded on
markets may also be less efficient, less liquid, have                a U.S. exchange.
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager      The Series is managed by Delaware Management Company.
                        Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

Portfolio manager       John B. Fields has primary responsibility for making
                        day-to-day investment decisions for Growth and Income
                        Series.

                        John B. Fields, Senior Vice President and Senior Portfolio Manager, joined Delaware Investments in 1992 and has 29 years' experience in investment management. He earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerical Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In making investment decisions for Growth and Income Series, Mr. Fields works with a team of Delaware portfolio managers utilizing the same investment strategy. He has been managing Growth and Income Series since 1992.

Financial highlights

                                                                                                       Growth and Income Series(1)
---------------------------------------------------------------------------------------------------------------------------------
The financial                                                                                                    Year Ended 12/31
highlights table is                                                      1999         1998         1997         1996         1995
intended to help you       ------------------------------------------------------------------------------------------------------
understand the             Net asset value, beginning of year        $ 19.420     $ 18.800     $ 15.980     $ 14.830     $ 11.480
Series' financial
performance. The           Income (loss) from investment operations
total returns in the
table represent the        Net investment income                        0.323        0.361        0.324        0.377        0.416
rate that an
investor would have        Net realized and unrealized gain (loss)
earned or lost on an          on investments                           (0.882)       1.636        4.216        2.398        3.574
investment in the                                                    --------     --------     --------      --------    --------
Series (assuming           Total from investment operations            (0.559)       1.997        4.540        2.775        3.990
reinvestment of all                                                  --------     --------     --------      --------    --------
dividends and              Less dividends and distributions
distributions). All
"per share"                Dividends from net investment income        (0.361)      (0.327)      (0.370)      (0.420)      (0.430)
information reflects
financial results          Distributions from net realized
for a single Series           gain on investments                      (1.480)      (1.050)      (1.350)      (1.205)      (0.210)
share. This                                                          --------     --------     --------      --------    --------
information has been       Total dividends and distributions           (1.841)      (1.377)      (1.720)      (1.625)      (0.640)
audited by Ernst &                                                   --------     --------     --------      --------    --------
Young LLP, whose           Net asset value, end of year              $ 17.020     $ 19.420     $ 18.800     $ 15.980     $ 14.830
report, along with                                                   ========     ========     ========      ========    ========
the Series'                Total return(2)                             (2.98%)      11.35%       31.00%       20.72%       36.12%
financial
statements, is             Ratios and supplemental data
included in the
Series' annual             Net assets, end of period (000 omitted)   $501,928     $579,907     $401,402     $166,647     $109,003
report, which is
available upon             Ratio of expenses to average net assets      0.71%        0.71%        0.71%        0.67%        0.69%
request by calling
800.523.1918.              Ratio of net investment income to
                              average net assets                        1.75%        2.00%        2.02%        2.66%        3.24%

                           Portfolio turnover                             92%          81%          54%          81%          85%
                           ------------------------------------------------------------------------------------------------------
                           (1)  The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                           (2)  Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.



Growth Opportunities Series

Our investment strategies

We strive to identify companies of medium market capitalization that offer above-average opportunities for long-term capital growth because they are poised to provide high and consistent earnings growth. Medium-size companies are generally considered to be those with market capitalizations between $2 billion and $10 billion.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. However, the smallest companies generally involve the most risk because they may have very limited resources, less management experience and narrower product lines. We believe that medium-size companies can provide many of the growth opportunities of small companies, but with less risk. Medium-size companies may be more established in their industry and have greater financial resources. Yet, they may still have the flexibility and growth potential of a smaller company.

We use a bottom-up approach to stock selection, carefully evaluating the characteristics of individual companies. We rely heavily on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our first step in identifying promising companies is to pinpoint stocks that exhibit one or more of the following characteristics:

o    a history of high earnings-per-share growth;

o expectations for future earnings growth that are either high or accelerating;

o a price to earnings ratio that is low relative to other stocks - indicating that the stock might be undervalued;

o    a discounted cash flow that is high relative to other stocks; or

o a special situation that has caused the stock to fall out of favor, but which we believe creates potential for even greater long-term price appreciation.

Once we have narrowed our search to companies with these characteristics, we then conduct even more thorough hands-on research, evaluating a wide variety of factors, including:

o    the financial strength of the company;

o    the expertise of its management;

o    the growth potential of the company within its industry; and

o    the growth potential of the industry.

Our goal is to select companies that are likely to perform well over an extended time frame.

In order to reduce the inherent risks of equity investing, we maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Growth Opportunities Series uses the same investment strategy as Delaware Growth Opportunities Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we      Stocks offer investors the potential for capital
typically invest in      appreciation, and may pay dividends as well.

----------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                    How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Growth Opportunities Series
----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of              Generally, we invest 85% to 100% of net assets in common
ownership in a corporation. Stockholders participate in the     stock with an emphasis on medium-size companies.
corporation's profits and losses, proportionate to the
number of shares they own.

American Depositary Receipts (ADRs): Certificates issued by     We may hold ADRs when we believe they offer greater
a U.S. bank that represent the bank's holdings of a stated      appreciation potential than U.S. securities.
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the
same as U.S. securities.

Repurchase agreements: An agreement between a buyer, such       Typically, we use repurchase agreements as a short-term
as the Series, and a seller of securities in which the          investment for the Series' cash position. In order to enter
seller agrees to buy the securities back within a specified     into these repurchase agreements, the Series must have
time at the same price the buyer paid for them, plus an         collateral of at least 102% of the repurchase price. The
amount equal to an agreed upon interest rate. Repurchase        Series will only enter into repurchase agreements in which
agreements are often viewed as equivalent to cash.              the collateral is U.S. government securities.

Restricted and illiquid securities: Restricted securities       We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted      securities. For this Series, the 10% limit includes
under securities law.                                           restricted securities such as privately placed securities
                                                                that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready     institutional buyers without registration, which are
market, and cannot be easily sold within seven days at          commonly known as "Rule 144A Securities" and repurchase
approximately the price that a series has valued them.          agreements with maturities of over seven days.

Options: Options represent a right to buy or sell a             If we have stocks that appreciated in price, we may want to
security or group of securities at an agreed upon price at      protect those gains when we anticipate adverse conditions.
a future date. The purchaser of an option may or may not        We might use options to neutralize the effect of any price
choose to go through with the transaction.                      declines, without selling the security. We might also use
                                                                options to gain exposure to a particular market segment
Writing a covered call option on a security obligates the       without purchasing individual securities in that segment.
owner of the security to sell it at an agreed upon price on     We might use this approach if we had excess cash that we
an agreed upon date (usually no more than nine months in        wanted to invest quickly.
the future.) The owner of the security receives a premium
payment from the purchaser of the call, but if the security     We might use covered call options if we believe that doing
appreciates to a price greater than the agreed upon selling     so would help the Series to meet its investment objective.
price, the fund would lose out on those gains.
                                                                Use of these strategies can increase the operating costs of
Options are generally considered to be derivative               the Series and can lead to loss of principal.
securities.

---------------------------------------------------------------------------------------------------------------------------------

Growth Opportunities Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Growth Opportunities Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Growth Opportunities Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Growth Opportunities Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and corporate bonds rated BBB or above by an NRSRO. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Growth Opportunities Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing   Investing in any mutual fund involves risk, including
             in Growth   the risk that you may receive little or no return on
  Opportunities Series   your investment, and the risk that you may lose part or
                         all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Growth
                         Opportunities Series. Please see the Statement of
                         Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                 How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Growth Opportunities Series
----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the           We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond          stocks we believe can appreciate over an extended time
market--will decline in value because of factors such as        frame regardless of interim market fluctuations. We do not
economic conditions, future expectations or investor            try to predict overall stock market movements and though we
confidence.                                                     may hold securities for any amount of time, we typically do not trade for short-term purposes.

Industry and security risk is the risk that the value of        We limit the amount of Growth Opportunities Series' assets
securities in a particular industry or the value of an          invested in any one industry and in any individual
individual stock or bond will decline because of changing       security. We also follow a rigorous selection process
expectations for the performance of that industry or for        before choosing securities and continuously monitor them
the individual company issuing the stock.                       while they remain in the portfolio.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                 How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Growth Opportunities Series
----------------------------------------------------------------------------------------------------------------------------------
Small- and medium-size company risk is the risk that prices     Though the Series may invest in small companies, our focus
of smaller companies may be more volatile than larger           is on medium-size companies. We believe medium-size
companies because of limited financial resources or             companies, in general, are more stable than smaller
dependence on narrow product lines.                             companies and involve less risk due to their larger size,
                                                                greater experience and more extensive financial resources.
                                                                Nonetheless, medium-size companies have many of the same
                                                                risks as small companies and are considered to be riskier, in general, than large-size companies. To address this
                                                                risk, the Series maintains a well-diversified portfolio,
                                                                selects stocks carefully and monitors them continuously.

Interest rate risk is the risk that securities will decrease    We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally          flow to determine the company's ability to finance future
associated with bonds; however, because small- and              expansion and operations. The potential affect that rising
medium-sized companies often borrow money to finance their      interest rates might have on a stock is taken into
operations, they may be adversely affected by rising            consideration before the stock is purchased.
interest rates.

Options risk is the possibility that a series may experience    We will not use options for speculative reasons. We may use
a loss if it employs an options strategy related to a           options to protect gains in the portfolio without actually
security or a market index and that security or index moves     selling a security. We may also use options to quickly
in the opposite direction from what the manager anticipated.    invest excess cash so that the portfolio is generally fully
Options also involve additional expenses, which could reduce    invested.
any benefit or increase any loss that a fund gains from
using the strategy.

Foreign risk is the risk that foreign securities may be         We typically invest only a small portion of the Series'
adversely affected by political instability (including          portfolio in foreign corporations indirectly through
governmental seizures or nationalization of assets), changes    American Depositary Receipts. When we do purchase ADRs,
in currency exchange rates, foreign economic conditions or      they are generally denominated in U.S. dollars and traded
inadequate regulatory and accounting standards. Foreign         on a U.S. exchange.
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be     We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
----------------------------------------------------------------------------------------------------------------------------------

Investment manager     The Series is managed by Delaware Management Company.
                       Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers     Gerald S. Frey has primary responsibility for making
                       day-to-day investment decisions for Growth
                       Opportunities Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W.
                       Hynoski, Steven T. Lampe and Lori P. Wachs.

                       Gerald S. Frey, Senior Vice President/Senior Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was Co-Manager from June 1996 to March 1997.

                       Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

                       John A. Heffern, Vice President, Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

                       Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

                       Steven T. Lampe, Vice President, Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

                       Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

Financial highlights

                                                                                                     Growth Opportunities Series(1)
                                                                                                           (formerly DelCap Series)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Year Ended 12/31
The financial                                                            1999        1998         1997         1996         1995
highlights table is      ----------------------------------------------------------------------------------------------------------
intended to help you     Net asset value, beginning of year           $18.550     $17.270      $15.890      $15.130      $11.750
understand the
Series' financial        Income (loss) from investment operations
performance. The
total returns in the     Net investment income (loss)(2)               (0.055)     (0.026)      (0.010)      (0.015)       0.072
table represent the
rate that an             Net realized and unrealized gain
investor would have         on investments                             11.055       2.901        2.260        2.030        3.378
earned or lost on an                                                 --------    --------     --------     --------     --------
investment in the        Total from investment operations              11.000       2.875        2.250        2.015        3.450
Series (assuming                                                     --------    --------     --------     --------     --------
reinvestment of all      Less dividends and distributions
dividends and
distributions). All      Dividends from net investment income            none        none         none       (0.070)      (0.070)
"per share"
information reflects     Distributions from net realized
financial results           gain on investments                        (1.000)     (1.595)      (0.870)      (1.185)        none
for a single Series                                                  --------    --------     --------     --------     --------
share. This
information has been     Total dividends and distributions             (1.000)     (1.595)      (0.870)      (1.255)      (0.070)
audited by Ernst &                                                   --------    --------     --------     --------     --------
Young LLP, whose
report, along with       Net asset value, end of year                 $28.550     $18.550      $17.270      $15.890      $15.130
the Series'                                                          ========    ========     ========     ========     ========
financial
statements, is           Total return(3)                               62.94%      18.81%(4)    14.90%(4)    14.46%(4)    29.53%(4)
included in the
Series' annual           Ratios and supplemental data
report, which is
available upon           Net assets, end of period (000 omitted)     $216,062    $130,548     $110,455      $79,900      $58,123
request by calling
800.523.1918.            Ratio of expenses to average net assets        0.82%       0.80%        0.80%        0.80%        0.80%
                            average net assetsc prior to expense
                            limitation and expenses paid indirectly     0.82%       0.86%        0.87%        0.82%        0.85%

                         Ratio of net investment income (loss) to
                            average net assets                        (0.27%)     (0.16%)      (0.06%)      (0.11%)       0.61%

                         Ratio of net investment income (loss)
                            to average net assets prior to expense
                            limitation and expenses paid indirectly   (0.27%)     (0.22%)      (0.13%)      (0.13%)       0.56%

                         Portfolio turnover                             132%        142%         134%          85%          73%
                         ---------------------------------------------------------------------------------------------------------
                         (1)  The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                         (2)  Per share information for the years ended December 31, 1997, 1998 and 1999 was based on the average shares outstanding method.
                         (3)  Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                         (4)  Total return reflects expense limitations in effect for the Series.


High Yield Series

Our investment strategies

We invest primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Series' assets primarily in high-yield bonds or junk bonds, which involve greater risks than investment grade bonds. The Series may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

The Series strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. At least 65% of the Series' assets will be invested in corporate bonds rated at the time of purchase as BB or lower by S&P or similarly rated by another NRSRO or, if unrated, that we judge to be of comparable quality. The Series also may invest in bonds of foreign issuers in pursuit of its objective.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. The Board changed the Series' investment objective effective May 1, 2000 from "high current income" to the current investment objective of the Series "total return, with high current income as a secondary objective." This change in investment objective will be implemented over the course of the three to six months following May 15, 2000.


The securities we       Fixed-income securities offer the potential for greater
typically invest in     income payments than stocks, and also may provide
                        capital appreciation.

----------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                    How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       High Yield Series
----------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a        The Series may invest without limit in high-yield corporate
corporation and rated lower than investment grade by an         bonds. Typically, we invest in bonds rated BB or B by S&P
NRSRO such as S&P or Moody's or, if unrated, that we believe    or, if unrated, are of equivalent quality. We will not
are of comparable quality. These securities are considered      invest more than 15% of total assets in bonds which, at the
to be of poor standing and predominately speculative.           time of purchase, are rated CCC or, if unrated, are of
                                                                equivalent quality. Also, we will not invest in bonds which, at the time of purchase, are rated below CCC or, if unrated, are of equivalent quality.

U.S. government securities: Direct U.S. obligations             The Series may invest without limit in U.S. government
including bills, notes, bonds and other debt securities         securities. However, they will typically be a small
issued by the U.S. Treasury or securities of U.S. government    percentage of the portfolio because they generally do not
agencies or instrumentalities which are backed by the full      offer as high a level of current income as high-yield
faith and credit of the United States.                          corporate bonds.

Foreign government or corporate securities: Securities          The Series may invest up to 15% of its total assets in
issued by foreign governments or supranational entities or      securities of issuers domiciled in foreign countries
foreign corporations.                                           including both established countries and those with emerging markets. When investing in these foreign securities, the
A supranational entity is an entity established or              Series may not invest more than two-thirds of that 15%
financially supported by the national governments of one or     amount (that is, 10% of total assets) in any combination of
more countries. The International Bank for Reconstruction       non-dollar denominated securities and emerging market
and Development (more commonly known as the World Bank) is      securities.
one example of a Supranational entity.
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                    How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       High Yield Series
----------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero coupon            We may invest in zero coupon bonds and payment-in-kind
securities are debt obligations which do not entitle the        bonds, though we do not expect this to be a significant
holder to any periodic payments of interest prior to            component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin          are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and         securities that pay interest periodically and are likely to
traded at a price lower than their face amounts or par          react to changes in interest rates to a greater degree than
value. Payment-in-kind bonds pay interest or dividends in       interest-paying bonds having similar maturities and credit
the form of additional bonds or preferred stock.                quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.

Repurchase agreements: An agreement between a buyer, such as    Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller      investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at    into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal    collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are      Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                             the collateral is U.S. government securities.

Restricted securities: Privately placed securities whose        We may invest in privately placed securities, including
resale is restricted under securities law.                      those that are eligible for resale only among certain
                                                                institutional buyers without registration which are commonly known as Rule 144A Securities.

                                                                Restricted securities that are determined to be illiquid
                                                                may not exceed the Series' 15% limit on illiquid
                                                                securities, which is described below.

Illiquid securities: Securities that do not have a ready        We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at          securities.
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other income-producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. The Series may also enter into options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, High Yield Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover will exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing      Investing in any mutual fund involves risk,
in High Yield Series        including the risk that you may receive little or
                            no return on your investment, and the risk that you may lose part or all of the money you invest.
                            Before you invest in the Series you should carefully evaluate the risks. An investment in High Yield Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Series. Please see the Statement of Additional
                            Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       High Yield Series
----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the           We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond          bonds that we believe will continue to pay interest
market--will decline in value because of factors such as        regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor            predict overall bond market or interest rate movements and
confidence.                                                     generally do not trade for short-term purposes.

Industry and security risk is the risk that the value of        We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an          one industry and in any individual security. We also follow
individual stock or bond will decline because of changing       a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the    the portfolio.
individual company issuing the stock or bond.

Interest rate risk is the risk that securities will decrease    The Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for        eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter        monitoring economic conditions.
maturities.

Credit risk is the risk that there is the possibility that a    Our careful, credit-oriented bond selection and our
bond's issuer will be unable to make timely payments of         commitment to hold a diversified selection of high-yield
interest and principal.                                         bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails     We will not purchase more than 15% of total assets in bonds
the risk of principal loss, which may be greater than the       which, at the time of purchase, are rated CCC by S&P or Caa
risk involved in investment grade bonds. High-yield bonds       by Moody's or, if unrated, are of equivalent quality. If a
are sometimes issued by companies whose earnings at the time    bond held by the Series drops below this level or goes into
of issuance are less than the projected debt service on the     default, the Series will begin to sell the security in an
junk bonds.                                                     orderly manner, striving to minimize any adverse affect on the Series.
If there were a national credit crisis or an
issuer were to become insolvent, principal values could be
adversely affected.

Recession risk: Although the market for high-yield bonds        In striving to manage this risk, we allocate assets across a
existed through periods of economic downturns, the              wide range of industry sectors. We may emphasize industries
high-yield market grew rapidly during the long economic         that have been less susceptible to economic cycles in the
expansion which took place in the United States during the      past, particularly if we believe that the economy may be
1980s. During that economic expansion, the use of high-yield    entering into a period of slower growth.
debt securities to finance highly leveraged corporate
acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially. Some
analysts believe a protracted economic downturn would
severely disrupt the market for high-yield bonds, adversely
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest.

It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in a series' net asset value. In the past, uncertainty and volatility in the high-yield market have resulted in volatility in the Series' net asset value.

Foreign risk is the risk that foreign securities may be         We may invest only 15% of total assets in securities of
adversely affected by political instability, changes in         issuers domiciled in foreign countries. When investing in
currency exchange rates, foreign economic conditions or         these foreign securities, the Series may not invest more
inadequate regulatory and accounting standards. These risks     than two-thirds of that 15% amount (that is, 10% of total
are significantly higher for emerging market securities.        assets) in any combination of non-dollar denominated
Non-dollar denominated securities also carry the risk of        securities and emerging market securities. We carefully
adverse changes in foreign currency exchange rates.             evaluate the reward and risk associated with each foreign
                                                                security that we consider.
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       High Yield Series
----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be      A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price        the Series' ability to dispose of particular issues, when
that a series values them.                                       necessary, to meet the Series' liquidity needs or in
                                                                 response to a specific economic event, such as the
There is generally no established retail secondary market        deterioration in the creditworthiness of the issuer. In
for high-yield securities. As a result, the secondary market     striving to manage this risk, we evaluate the size of a bond
for high-yield securities is more limited and less liquid        issuance as a way to anticipate its likely liquidity level.
than other secondary securities markets. The high-yield
secondary market is particularly susceptible to liquidity        We may invest only 15% of net assets in illiquid securities.
problems when the institutions, such as mutual funds and
certain financial institutions, which dominate it
temporarily stop buying bonds for regulatory, financial or
other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high-yield securities.

Valuation risk: A less liquid secondary market as described      The Series' privately placed high-yield securities are
above can make it more difficult for a series to obtain          particularly susceptible to the liquidity and valuation
precise valuations of the high-yield securities in its           risks. We will strive to manage this risk by carefully
portfolio. During periods of reduced liquidity, judgment         evaluating individual bonds and by limiting the amount of
plays a greater role in valuing high-yield securities.           the portfolio that can be allocated to privately placed
                                                                 high-yield securities.

Redemption risk: If investors redeem more shares of a series     Volatility in the high-yield market could increase
than are purchased for an extended period of time, a series      redemption risk. We strive to maintain a cash balance
may be required to sell securities without regard to the         sufficient to meet any redemptions. We may also borrow
investment merits of such actions. This could decrease a         money, if necessary, to meet redemptions.
series' asset base, potentially resulting in a higher
expense ratio.

Legislative and regulatory risk: The United States Congress      We monitor the status of regulatory and legislative
has from time to time taken or considered legislative            proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond          on the Series' portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make it
more difficult for a series to attain its investment
objective.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager     The Series is managed by Delaware Management Company.
                       Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.63% of average daily net assets for the last fiscal year.

Portfolio managers     Paul A. Matlack and Gerald T. Nichols have primary
                       responsibility for making day-to-day investment decisions for High Yield Series.

                       Paul A. Matlack, Vice President/Senior Portfolio Manager, is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. He is a CFA charterholder. Mr. Matlack has been a member of the High Yield Series team since 1990 and has been co-managing the High Yield Series since January 1993.

                       Gerald T. Nichols, Vice President/Senior Portfolio Manager, is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining Delaware Investments, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder. Mr. Nichols has been a member of the High Yield Series team since 1990 and has been co-managing the High Yield Series since January 1993.

Financial highlights

                                                                                                           High Yield Series(1/2)
                                                                                                     (formerly Delchester Series)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Year Ended 12/31
The financial                                                             1999         1998         1997         1996          1995
highlights table is       ---------------------------------------------------------------------------------------------------------
intended to help you      Net asset value, beginning of year            $8.460       $9.510       $9.170       $8.940        $8.540
understand the
Series' financial         Income (loss) from investment operations
performance. The
total returns in the      Net investment income                          0.781        0.906        0.863        0.853         0.872
table represent the
rate that an              Net realized and unrealized gain (loss)
investor would have          on investments                             (0.987)      (1.048)       0.332        0.230         0.400
earned or lost on an                                                  --------     --------      -------      -------       -------
investment in the         Total from investment operations              (0.206)      (0.142)       1.195        1.083         1.272
Series (assuming                                                      --------     --------      -------      -------       -------
reinvestment of all       Less dividends and distributions
dividends and
distributions). All       Dividends from net investment income          (0.784)      (0.905)      (0.855)      (0.853)       (0.872)
"per share"
information reflects      Distributions from net realized gain
financial results            on investments                             (0.050)      (0.003)        none         none          none
for a single Series                                                   --------     --------      -------      -------       -------
share. This               Total dividends and distributions             (0.834)      (0.908)      (0.855)      (0.853)       (0.872)
information has been                                                  --------     --------      -------      -------       -------
audited by Ernst &        Net asset value, end of year                  $7.420       $8.460       $9.510       $9.170        $8.940
Young LLP, whose                                                      ========     ========      =======      =======       =======
report, along with        Total return(3)                               (2.64%)      (1.83%)      13.63%       12.79%        15.50%
the Series'
financial                 Ratios and supplemental data
statements, is
included in the           Net assets, end of period (000 omitted)     $102,633     $120,708      $98,875      $67,665       $56,605
Series' annual
report, which is          Ratio of expenses to average net assets        0.72%        0.70%        0.70%        0.70%         0.69%
available upon
request by calling        Ratio of net investment income
800.523.1918.                to average net assets                       9.75%        9.85%        9.24%        9.54%         9.87%

                          Portfolio turnover                              110%          86%         121%          93%           74%
                          ---------------------------------------------------------------------------------------------------------
                          (1)  Effective May 1, 2000, the Series' investment objective changed from "high current income" to
                               "total return and, as a secondary objective, high current income."
                          (2)  The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                          (3)  Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.



International Equity Series

Our investment strategies

International Equity Series seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value.

We use income as an indicator of value because we believe it allows us to compare securities across different sectors and different countries--all using one measurement standard. We can even use this analysis to compare stocks to bonds.

We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, Belgium, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, New Zealand, Spain and the United Kingdom. This is a representative list; the Series may also invest in countries not listed here. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

We generally maintain a long-term focus in the Series, seeking companies that we believe will perform well over the next three to five years.

International Equity Series uses the same investment strategy as Delaware International Equity Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we      Stocks offer investors the potential for capital
typically invest in      appreciation, and may pay dividends as well.


----------------------------------------------------------------------------------------------------------------------------------
                           Securities                                                      How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     International Equity Series
----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership    The Series will invest its assets in common stocks, some of
in a corporation. Stockholders participate in the               which will be dividend-paying stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

Investment company securities: In some countries,               International Equity Series may hold closed-end investment
investments by U.S. mutual funds are generally made by          company securities if we believe the country offers good
purchasing shares of investment companies that in turn          investment opportunities. These investments involve an
invest in the securities of such countries.                     indirect payment of a portion of the expenses of the other investment companies, including their advisory fees.
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                           Securities                                                      How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     International Equity Series
----------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward foreign currency       The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell    and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that      given country may be denominated in the currency of another
is set at the time of the contract. The future date may be      country or in multinational currency units such as the Euro.
any number of days from the date of the contract as agreed
by the parties involved.                                        Although the Series values its assets daily in U.S. dollars, its does not intend to convert its holdings of foreign
                                                                currencies into U.S. dollars on a daily basis. The Series
                                                                will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                                exchange transactions. The Series may conduct its foreign
                                                                currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                current security or currency holdings. It may also use
                                                                forward contracts if it has agreed to sell a security and
                                                                wants to "lock-in" the price of that security, in terms of
                                                                U.S. dollars. Investors should be aware of the costs of
                                                                currency conversion. The Series will not use forward
                                                                contracts for speculative purposes.

American Depositary Receipts (ADRs), European Depositary        The Series may invest in sponsored and unsponsored ADRs,
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs    EDRs and GDRs, generally focusing on those whose underlying
are receipts issued by a U.S. depositary (usually a U.S.        securities are issued by foreign entities.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust           To determine whether to purchase a security in a foreign
company or a foreign branch of a U.S. bank). Depositary         market or through depositary receipts, we evaluate the price
receipts represent an ownership interest in an underlying       levels, the transaction costs, taxes and administrative
security that is held by the depositary. Generally, the         costs involved with each security to identify the most
holder of the depositary receipt is entitled to all payments    efficient choice.
of interest, dividends or capital gains that are made on the underlying security.

Restricted securities: Privately placed securities whose        We may invest in privately placed securities, including
resale is restricted under securities law.                      those that are eligible for resale only among certain
                                                                institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                are determined to be illiquid may not exceed the Series' 10%
                                                                limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready        We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at          securities, including repurchase agreements with maturities
approximately the price that a series has valued them.          of over seven days.


Repurchase agreements: An agreement between a buyer, such as    Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller      investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at    into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal    collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are      Series may enter into repurchase agreements in which the
often viewed as equivalent to cash.                             collateral is any security in which it may invest, but
                                                                normally uses U.S. government securities as collateral.

------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including preferred stocks, convertible securities, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities International Equity Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks International Equity Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, International Equity Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that International Equity Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing   Investing in any mutual fund involves risk, including
      in International   the risk that you may receive little or no return on
         Equity Series   your investment, and the risk that you may lose part or
                         all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in International Equity Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                     How we strive to manage them
--------------------------------------------------------------  ------------------------------------------------------------------
                                                                                    International Equity Series
--------------------------------------------------------------  ------------------------------------------------------------------
Market risk is the risk that all or a majority of the           We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond          stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as        regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor            portion of the Series' portfolio should be invested in any
confidence.                                                     individual country, we evaluate a variety of factors,
                                                                including opportunities and risks relative to other
                                                                countries.

Industry and security risk is the risk that the value of        We typically hold a number of different securities in a
securities in a particular industry or the value of an          variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing       poorly performing security would have on the Series.
expectations for the performance of that industry or for the individual company issuing the stock or bond.

Currency risk is the risk that the value of the Series'         The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign    foreign currency exchange contracts. If the Series agrees to
currency exchange rates. Adverse changes in exchange rates      purchase or sell foreign securities at a pre-set price on a
may reduce or eliminate any gains produced by investments       future date, the Series attempts to protect the value of a
that are denominated in foreign currencies and may increase     security it owns from future changes in currency rates. If
any losses.                                                     the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in"
                                                                the security's price in terms of U.S. dollars or another
                                                                applicable currency. The Series may use forward currency
                                                                exchange contracts only for defensive or protective
                                                                measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                     How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    International Equity Series
----------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries or the entire         We evaluate the political situations in the countries where
region where we invest may experience political instability.    we invest and take into account any potential risks before
This may cause greater fluctuation in the value and             we select securities for the portfolio. However, there is no
liquidity of our investments due to changes in currency         way to eliminate political risk when investing
exchange rates, governmental seizures or nationalization of     internationally.
assets.

Emerging market risk is the possibility that the risks          The Series, to the limited extent that it invests in
associated with international investing will be greater in      emerging markets, is subject to the risk. If we were to
emerging markets than in more developed foreign markets         invest in emerging markets, we would carefully select
because, among other things, emerging markets may have less     securities and consider all relevant risks associated with
stable political and economic environments.                     an individual company.

Inefficient market risk is the risk that foreign markets may    The Series will attempt to reduce these risks by investing
be less liquid, have greater price volatility, less             in a number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.      economy, industries and financial markets.

Information risk is the risk that foreign companies may be      We conduct fundamental research on the companies we invest
subject to different accounting, auditing and financial         in rather than relying solely on information available
reporting standards than U.S. companies. There may be less      through financial reporting. We believe this will help us to
information available about foreign issuers than domestic       better uncover any potential weaknesses in individual
issuers. Furthermore, regulatory oversight of foreign           companies.
issuers may be less stringent or less consistently applied
than in the United States.

Transaction costs risk: Costs of buying, selling and holding    We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody        efficient trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions.

----------------------------------------------------------------------------------------------------------------------------------

Investment manager     The Series is managed by Delaware International
                       Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.80% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers     Clive A. Gillmore and Nigel G. May have primary
                       responsibility for making day-to-day investment decisions for the International Equity Series. In making investment decisions for the Series, Mr.
                       Gillmore and Mr. May regularly consult with an international equity team of fourteen members.

                       Clive A. Gillmore, Director, Deputy Managing Director, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the University of Warwick. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing the Series since its inception.

                       Nigel G. May, Director, Senior Portfolio Manager, Delaware International Advisers Ltd., joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International Advisers in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

Financial highlights


                                                                                                    International Equity Series(1)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Year Ended 12/31
The financial                                                             1999        1998         1997        1996         1995
highlights table is       ------------------------------------------------------------------------------------------------------
intended to help you      Net asset value, beginning of year           $16.480     $15.520      $15.110     $13.120      $11.840
understand the
Series' financial         Income from investment operations
performance. The
total returns in the      Net investment income(2)                       0.371       0.386        0.359       0.557        0.419
table represent the
rate that an              Net realized and unrealized gain
investor would have          on investments and foreign currencies       2.161       1.169        0.596       1.966        1.191
earned or lost on an                                                  --------    --------     --------    --------      -------
investment in the         Total from investment operations               2.532       1.555        0.955       2.523        1.610
Series (assuming                                                      --------    --------     --------    --------      -------
reinvestment of all       Less dividends and distributions
dividends and
distributions). All       Dividends from net investment income          (0.356)     (0.595)      (0.545)     (0.420)      (0.240)
"per share"
information reflects      Distributions from net realized gain
financial results            on investments                             (0.026)       none         none      (0.113)      (0.090)
for a single Series                                                   --------    --------     --------    --------      -------
share. This               Total dividends and distributions             (0.382)     (0.595)      (0.545)     (0.533)      (0.330)
information has been                                                  --------    --------     --------    --------      -------
audited by Ernst &        Net asset value, end of year                 $18.630     $16.480      $15.520     $15.110      $13.120
Young LLP, whose                                                      ========    ========     ========    ========      =======
report, along with        Total return(3)                               15.76%      10.33%        6.60%      20.03%       13.98%
the Series'
financial                 Ratios and supplemental data
statements, is
included in the           Net assets, end of period (000 omitted)     $304,060    $243,536     $198,863    $131,428      $81,548
Series' annual
report, which is          Ratio of expenses to average net assets        0.92%       0.87%        0.85%       0.80%        0.80%
available upon
request by calling        Ratio of expenses to average net assets
800.523.1918.                prior to expense limitation and
                             expenses paid indirectly                    0.94%       0.88%        0.90%       0.91%        0.89%

                          Ratio of net investment income to
                             average net assets                          2.16%       2.41%        2.28%       4.71%        3.69%

                          Ratio of net investment income to
                             average net assets prior to expense
                             limitation and expenses
                             paid indirectly                             2.14%       2.40%        2.23%       4.60%        3.60%

                          Portfolio turnover                                9%          5%           7%          8%          19%
                          ---------------------------------------------------------------------------------------------------------
                          (1)  The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                          (2)  Per share information for the years ended December 31, 1997, 1998 and 1999 was based on the average shares outstanding method.
                          (3)  Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                               Total return reflects expense limitations in effect for the Series.


REIT Series

Our investment strategies

The REIT Series strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of real estate investment trusts (REITs). The Series may also invest in equity securities of real estate industry operating companies known as REOCs.

While we do not intend to invest the Series' assets directly in real estate, under certain circumstances it could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.

We do not normally acquire securities for short term purposes; however, we may take advantage of short-term opportunities that are consistent with the Series' investment objectives.

REIT Series uses the same investment strategy as Delaware REIT Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Stocks offer investors the potential for capital
typically invest in     appreciation, and may pay dividends as well.

----------------------------------------------------------------------------------------------------------------------------------
                           Securities                                                      How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             REIT Series
----------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts: A company, usually traded        We may invest without limit in shares of REITs.
publicly, that manages a portfolio of real estate to earn
profits for shareholders.

REITs are generally classified as equity REITs, mortgage
REITs or a combination of equity and mortgage REITs. Equity
REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs indirectly through the Series, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

Real estate industry operating companies: We consider a REOC    We may invest in equity securities of REOCs that meet the
to be a company that derives at least 50% of its gross          criteria described to the left.
revenues or net profits from:

o ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or

o products or services related to the real estate industry, such as building supplies or mortgage servicing.

Foreign securities and American Depositary Receipts:            The Series' investments may from time to time include
Securities of foreign entities issued directly or, in the       sponsored or unsponsored American Depositary Receipts that
case of American Depositary Receipts, through a U.S. bank.      are actively traded in the United States.
ADRs represent the bank's holdings of a stated number of
shares of a foreign corporation. An ADR entitles the holder     We may invest up to 10% of the Series' assets in foreign
to all dividends and capital gains earned by the underlying     securities (not including ADRs).
foreign shares. ADRs are bought and sold the same as U.S.
securities.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                           Securities                                                      How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             REIT Series
----------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or        If we have stocks that appreciated in price, we may want to
sell a security or group of securities at an agreed upon        protect those gains when we anticipate adverse conditions.
price at a future date. The purchaser of an option may or       We might use options or futures to neutralize the effect of
may not choose to go through with the transaction.              any price declines, without selling the security. We might also use options or future to gain exposure to a particular
Writing a covered call option on a security obligates the       market segment without purchasing individual securities in
owner of the security to sell it at an agreed upon price on     that segment. We might use this approach if we had excess
an agreed upon date (usually no more than nine months in the    cash that we wanted to invest quickly.
future.) The owner of the security receives a premium
payment from the purchaser of the call, but if the security     We might use covered call options if we believe that doing
appreciates to a price greater than the agreed upon selling     so would help the Series to meet its investment objective.
price, the series would lose out on those gains.
                                                                Use of these strategies can increase the operating costs of
Futures contracts are agreements for the purchase or sale of    the Series and can lead to loss of principal.
securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is
sold before the settlement date.

Options and futures are generally considered to be derivative securities.

Repurchase agreements: An agreement between a buyer, such as    Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller      investment for our cash position. In order to enter into
agrees to buy the securities back within a specified time at    repurchase agreements, the Series must have collateral of at
the same price the buyer paid for them, plus an amount equal    least 102% of the repurchase price. Except when we believe a
to an agreed upon interest rate. Repurchase agreements are      temporary defensive approach is appropriate, the Series will
often viewed as equivalent to cash.                             not hold more than 5% of its total assets in cash or other short-term investments. All short-term investments will be rated AAA by S&P or Aaa by Moody's or if unrated, be of
                                                                comparable quality, based on our evaluation.The Series will only enter into repurchase agreements in which the
                                                                collateral is U.S. government securities.

Restricted securities: Privately placed securities whose        We may invest in privately placed securities, including
resale is restricted under securities law.                      those that are eligible for resale only among certain
                                                                institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                are determined to be illiquid may not exceed the Series' 15%
                                                                limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready        We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at          securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.        of over seven days.
----------------------------------------------------------------------------------------------------------------------------------

The REIT Series may also invest in other securities including convertible securities including enhanced convertible securities as well as, rights and warrants to purchase common stock, preferred stocks, mortgage-backed securities, U.S. government securities and zero coupon bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Series being unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, REIT Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series' sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing     Investing in any mutual fund involves risk,
        in REIT Series     including the risk that you may receive little or
                           no return on your investment, and the risk that you may lose part or all of the money you invest.
                           Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in REIT
                           Series. Please see the Statement of Additional
                           Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                              Risks                                                   How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             REIT Series
----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the           We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond          securities we believe can appreciate over an extended time
market--will decline in value because of factors such as        frame regardless of interim market fluctuations. We do not
economic conditions, future expectations or investor            try to predict overall market movements and generally do not
confidence.                                                     trade for short-term purposes.

Industry and security risk is the risk that the value of        In REIT Series we hold a number of different individual
securities in a particular industry or the value of an          securities, seeking to manage security risk. However, we do
individual stock or bond will decline because of changing       concentrate in the real estate industry. As a consequence,
expectations for the performance of that industry or for the    the share price of the Series may fluctuate in response to
individual company issuing the stock or bond.                   factors affecting that industry, and may fluctuate more
                                                                widely than a portfolio that invests in a broader range of industries. The Series may be more susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.

Interest rate risk is the risk that securities will decrease    REIT Series is subject to interest rate risk. If the Series
in value if interest rates rise and conversely rise in value    invests in real estate investment trusts that hold fixed
when interest rates fall.                                       rate obligations, we would expect the value of those trusts to decrease if interest rates rise and increase if interest rates decline. However, lower interest rates also tend to
                                                                increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate
                                                                obligations. We strive to manage this risk by monitoring
                                                                interest rates and evaluating their potential impact on
                                                                securities already in the portfolio or those we are
                                                                considering for purchase.

Real estate industry risks include among others:                Since the Series invests principally in REITs, it is subject
o  possible declines in the value of real estate;               to the risks associated with the real estate industry. We
o  risks related to economic conditions;                        will strive to manage these risks through careful selection
o  possible shortage of mortgage funds;                         of individual REIT securities; however, investors should
o  overbuilding and extended vacancies;                         carefully consider these risks before investing in the
o  increased competition;                                       Series.
o  changes in property taxes, operating expenses or
   zoning laws;
o  costs of environmental clean-up, or damages from
   natural disasters;
o  limitations or fluctuations in rent payments;
o  cashflow fluctuations; and
o  defaults by borrowers.
REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue
Code and/or failing to qualify for an exemption from
registration as an investment company under the Investment
Company Act of 1940.

Non-diversified funds risk: Non-diversified investment          REIT Series is a non-diversified fund and subject to this
companies have the flexibility to invest as much as 50% of      risk. Nevertheless, we typically hold securities from a
their assets in as few as two issuers with no single issuer     variety of different issuers, representing different sectors
accounting for more than 25% of the portfolio. The remaining    of the real estate industry. We also perform extensive
50% of the portfolio must be diversified so that no more        analysis on all securities. We are particularly diligent in
than 5% of a series' assets is invested in the securities of    reviewing securities that represent a larger percentage of
a single issuer. Because a non-diversified fund may invest      portfolio assets.
its assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.

Foreign risk is the risk that foreign securities may be         We may invest up to 10% of the REIT Series' total assets in
adversely affected by political instability (including          foreign securities; however we typically invest only a small
governmental seizures or nationalization of assets), changes    portion of assets in foreign securities, so this is not
in currency exchange rates, foreign economic conditions or      expected to be a major risk to the Series.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                              Risks                                                   How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             REIT Series
----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be     We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series has valued them.

Futures and options risk is the possibility that a series       REIT Series may use futures contracts and options on futures
may experience a loss if it employs an options or futures       contracts, as well as options on securities for hedging
strategy related to a security or a market index and that       purposes. We limit the amount of the Series' assets that may
security or index moves in the opposite direction from what     be committed to these strategies.
the manager anticipated. Futures and options also involve
additional expenses, which could reduce any benefit or
increase any loss the series gains from using the strategy.

Options and futures contracts on foreign currencies, and
forward contracts, entail particular risks related to
conditions affecting the underlying currency.
----------------------------------------------------------------------------------------------------------------------------------

Investment manager    The Series is managed by Delaware Management Company.
   and sub-adviser    Delaware Management Company makes investment decisions
                      for the Series, manages the Series' business affairs and provides daily administrative services. Lincoln
                      Investment Management, Inc. (Lincoln) is the Series' sub-adviser. As sub-adviser, Lincoln provides Delaware with investment recommendations, asset allocation advice, research, economic analysis and other investment services regarding the types of securities in which we invest. For its services to the Series, the manager and sub-adviser were paid an aggregate fee of 0.64% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

                      Lincoln is a wholly owned subsidiary of Lincoln National Corporation and was incorporated in 1930. Lincoln's primary activity is institutional fixed-income investment management and consulting. These activities include fixed-income portfolios, private placements, real estate debt and equity, and asset/liability management. Lincoln provides investment management services to Lincoln National Corporation, its principal subsidiaries and affiliated registered investment companies, and acts as investment adviser to other unaffiliated clients.

Portfolio managers    Christopher S. Beck, Vice President/Senior Portfolio
                      Manager, together with Thomas J. Trotman and Damon J.
                      Andres, both Vice Presidents, have primary responsibility for making day-to-day investment decisions for the REIT Series. Mr. Beck was named to the REIT management team on May 6, 1999, joining Mr.
                      Trotman who has been on the team since 1998 and Mr.
                      Andres who has been on the team since 1997.

                      Christopher S. Beck, Vice President/Senior Portfolio Manager, has 19 years of investment management experience, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund at Pitcairn Trust Company for two years. Mr. Beck holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder.

                      Thomas J. Trotman, Vice President/Portfolio Manager, earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder.

                      Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia.

Financial highlights

                                                                                                                     REIT Series(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Period 5/4/98(2)
                                                                                                  Year Ended                through
The financial                                                                                       12/31/99               12/31/99
highlights table is            ----------------------------------------------------------------------------------------------------
intended to help you           Net asset value, beginning of period                                   $9.100                $10.000
understand the Series'
financial performance.         Income (loss) from investment operations
The total returns in the
table represent the rate       Net investment income                                                   0.334                  0.217
that an investor would
have earned or lost on         Net realized and unrealized loss on investments                        (0.574)                (1.117)
an investment in the                                                                                  ------                 ------
Series (assuming
reinvestment of all            Total from investment operations                                       (0.240)                (0.900)
dividends and                                                                                         ------                 ------
distributions). All "per       Less dividends:
share" information             Dividends from net investment income                                   (0.190)                  none
reflects financial results
for a single Series            Total dividends                                                        (0.190)                  none
share. This information
has been audited by            Net asset value, end of period                                         $8.670                $ 9.100
Ernst & Young LLP,                                                                                    ======                =======
whose report, along
with the Series'               Total return(3)                                                        (2.61%)                (9.00%)
financial statements, is
included in the Series'        Ratios and supplemental data
annual report, which is
available upon request         Net assets, end of period (000 omitted)                               $11,624                 $5,562
by calling
800.523.1918.                  Ratio of expenses to average net assets                                 0.85%                  0.85%

                               Ratio of expenses to average net assets prior to expense limitation
                                  and expenses paid indirectly                                         0.96%                  1.02%

                               Ratio of net investment income to average net assets                    5.65%                  6.42%

                               Ratio of net investment income to average net assets prior
                                  to expense limitation and expenses paid indirectly                   5.54%                  6.25%

                               Portfolio turnover                                                        33%                    39%
                               ----------------------------------------------------------------------------------------------------
                               (1)  The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual
                                    12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.

                               (2)  Date of commencement of operations; ratios have been annualized but total return has not been annualized.

                               (3)  Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

Select Growth Series

Our investment strategies

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the portfolio will typically exhibit one or more of the following characteristics:

o a history of high growth in earnings-per-share;

o projections for high future growth or acceleration in earnings-per-share;

o a price-to-earnings ratio that is low relative to other stocks; and

o discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high is the company's return on equity, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent are the company's financial and accounting policies.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

Select Growth Series uses the same investment strategy as Delaware Select Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we   Stocks offer investors the potential for capital
typically invest in   appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                           How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Select Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         We invest at least 65% of the Series' total assets in equity
in a corporation. Stockholders participate in the                    securities (including common stocks and convertible
corporation's profits and losses, proportionate to the number        securities). Generally, however, we invest 90% to 100% of net
of shares they own.                                                  assets in common stock. We may invest in companies of any size greater than $300 million in market capitalization.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including those
resale is restricted under securities law.                           that are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule
                                                                     144A Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready             We may invest up to 15% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at               including repurchase agreements with maturities of over seven
approximately the price that a series has valued them.               days.
------------------------------------------------------------------------------------------------------------------------------------

Select Growth Series may also invest in other securities including preferred stocks, warrants, rights, futures, options, debt securities of government or corporate issuers or investment company securities. Select Growth Series may invest up to 10% of its net assets in foreign securities (including ADRs); however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Select Growth Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Select Growth Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not purchase new securities if borrowing exceeds 5% of net assets.

Temporary defensive postions For temporary defensive purposes, Select Growth Series may hold all of its assets in high quality fixed-income securities, cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Select Growth Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

       The risks of   Investing in any mutual fund involves risk, including the
investing in Select   risk that you may receive little or no return on your
      Growth Series   investment, and the risk that you may lose part or all of
                      the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Select Growth Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                      How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Select Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and though we may hold
confidence.                                                          securities for any amount of time, we typically do not trade for short-term purposes.

Industry and security risk is the risk that the value of             We limit the amount of Select Growth Series' assets invested
securities in a particular industry or the value of an               in any one industry and in any individual security. We also
individual stock or bond will decline because of changing            follow a rigorous selection process before choosing securities
expectations for the performance of that industry or for the         and continuously monitor them while they remain in the
individual company issuing the stock.                                portfolio.

Company size risk is the risk that prices of small and               Select Growth Series seeks opportunities among companies of
medium-size companies may be more volatile than larger               all sizes. Because its portfolio does not concentrate
companies because of limited financial resources or dependence       specifically on small or medium-size companies, this risk may
on narrow product lines.                                             be balanced by our holdings of large companies.

Interest rate risk is the risk that securities will decrease         We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally               flow to determine the company's ability to finance future
associated with bonds; however, because small and medium-size        expansion and operations. The potential affect that rising
companies often borrow money to finance their operations, they       interest rates might have on a stock is taken into
may be adversely affected by rising interest rates.                  consideration before the stock is purchased.

Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager    The Series is managed by Delaware Management Company.
                      Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. The Series will pay the manager the following fee on an annual basis:
                      0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million; 0.65% on the next
                      $1.5 billion and 0.60% on assets in excess of $2.5 billion.

Portfolio managers    Gerald S. Frey has primary responsibility for making
                      day-to-day investment decisions for the Select Growth
                      Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John
                      A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori
                      P. Wachs.

                      Gerald S. Frey, Senior Vice President/Senior Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since its inception.

                      Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

                      John A. Heffern, Vice President, Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

                      Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

                      Steven T. Lampe, Vice President, Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

                      Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

Financial highlights

                                                                                        Select Growth Series(1)
                                                                            (formerly Aggressive Growth Series)
----------------------------------------------------------------------------------------------------------------
                                                                                               Period 5/3/99(2)
                                                                                                        through
The financial                                                                                          12/31/99
highlights table is            --------------------------------------------------------------------------------
intended to help you           Net asset value, beginning of period                                     $10.000
understand the Series'
financial performance.         Income from investment operations
The total return in the
table represents the           Net investment income                                                      0.011
rate that an investor
would have earned on           Net realized and unrealized gain on investments                            4.289
an investment in the                                                                                    -------
Series (assuming
reinvestment of all            Total from investment operations                                           4.300
dividends and                                                                                           -------
distributions). All "per
share" information             Net asset value, end of period                                           $14.300
reflects financial results                                                                              =======
for a single Series
share. This information        Total return(3)                                                           42.90%
has been audited by
Ernst & Young LLP,             Ratios and supplemental data
whose report, along
with the Series'               Net assets, end of period (000 omitted)                                  $53,529
financial statements,
is included in the             Ratio of expenses to average net assets                                    0.80%
Series' annual report,
which is available upon        Ratio of expenses to average net assets
request by calling                prior to expense limitation and expenses paid indirectly                0.81%
800.523.1918.
                               Ratio of net investment income to average net assets                       0.32%

                               Ratio of net investment income to average net assets
                                  prior to expense limitation and expenses paid indirectly                0.29%

                               Portfolio turnover                                                          174%
                               --------------------------------------------------------------------------------
                               (1)  The financial highlights data are derived from data of the Series' Standard
                                    Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.

                               (2)  Date of commencement of operations; ratios have been annualized but total return has not been annualized.

                               (3)  Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

Small Cap Value Series

Our investment strategies

We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not accurately reflect the companies' underlying value or future earning potential.

Under normal conditions, at least 65% of the Series' net assets will be invested in the common stocks of small cap companies, those having a market capitalization generally less than $1.5 billion at the time of purchase. Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profits, book value or cashflow.

Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Small Cap Value Series uses the same investment strategy as Delaware Small Cap Value Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we    Stocks offer investors the potential for capital
typically invest in    appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                           How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Small Cap Value Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         Under normal market conditions, we will hold at least 65% of
in a corporation. Stockholders participate in the                    the Series' net assets in common stock of small companies that
corporation's profits and losses, proportionate to the number        we believe are selling for less than their true value.
of shares they own.                                                  Generally, we invest 90% to 100% of net assets in these
                                                                     stocks.

Real estate investment trusts: A company, usually traded             The Series is permitted to invest in REITs and would typically
publicly, that manages a portfolio of real estate to earn            do so when this sector or companies within the sector appeared
profits for shareholders.                                            to offer opportunities for price appreciation.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including those
resale is restricted under securities law.                           that are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule
                                                                     144A Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid securities.
market, and cannot be easily sold within seven days at
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Small Cap Value Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. The Series may also enter into futures and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Small Cap Value Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Small Cap Value Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Small Cap Value Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds rated A or above by an NRSRO and cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Small Cap Value Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing   Investing in any mutual fund involves risk, including
    in Small Cap Value   the risk that you may receive little or no return on
                Series   your investment, and the risk that you may lose part
                         or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Small Cap
                         Value Series. Please see the Statement of Additional
                         Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                         How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Small Cap Value Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and generally do not
confidence.                                                          trade for short-term purposes.

Industry and security risk is the risk that the value of             We limit the amount of Small Cap Value Series' assets invested
securities in a particular industry or the value of an               in any one industry and in any individual security. We also
individual stock or bond will decline because of changing            follow a rigorous selection process before choosing securities
expectations for the performance of that industry or for the         and continuously monitor them while they remain in the
individual company issuing the stock.                                portfolio.

Small company risk is the risk that prices of smaller                Small Cap Value Series maintains a well-diversified portfolio,
companies may be more volatile than larger companies because         selects stocks carefully and monitors them continuously. And,
of limited financial resources or dependence on narrow product       because we focus on stocks that are already selling at
lines.                                                               relatively low prices, we believe we may experience less price volatility than small cap funds that do not use a
                                                                     value-oriented strategy.

Interest rate risk is the risk that securities will decrease         We analyze each company's financial situation and its cashflow
in value if interest rates rise. The risk is generally               to determine the company's ability to finance future expansion
associated with bonds; however, because smaller companies            and operations. The potential affect that rising interest
often borrow money to finance their operations, they may be          rates might have on a stock is taken into consideration before
adversely affected by rising interest rates.                         the stock is purchased.

Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager     The Series is managed by Delaware Management Company.
                       Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers     Christopher S. Beck has primary responsibility for making
                       day-to-day investment decisions for the Small Cap Value
                       Series. In making investment decisions for the Series, Mr. Beck consults with Andrea Giles.

                       Christopher S. Beck, Vice President/Senior Portfolio Manager, has 19 years of investment experience, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. Mr. Beck holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been managing the Small Cap Value Series since May 1997.

                       Andrea Giles, Vice President/Portfolio Manager, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

Financial highlights

                                                                                                       Small Cap Value Series(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Year Ended 12/31
The financial                                                              1999        1998        1997         1996        1995
highlights table is            ----------------------------------------------------------------------------------------------------
intended to help you           Net asset value, beginning of year        $16.450     $17.920      $14.500     $12.470      $10.290
understand the Series'
financial performance.         Income (loss) from investment operations
The total returns in the
table represent the rate       Net investment income                       0.182       0.196        0.122       0.112        0.192
that an investor would
have earned or lost on         Net realized and unrealized gain
an investment in the              (loss) on investments                   (0.997)     (1.036)       4.338       2.548        2.208
Series (assuming                                                         -------     -------      -------     -------      -------
reinvestment of all
dividends and                  Total from investment operations           (0.815)     (0.840)       4.460       2.660        2.400
distributions). All "per                                                 -------     -------      -------     -------      -------
share" information
reflects financial results     Less dividends and distributions
for a single Series
share. This information        Dividends from net investment income       (0.195)     (0.135)      (0.110)     (0.180)      (0.150)
has been audited by
Ernst & Young LLP,             Distributions from net realized
whose report, along               gain on investments                     (0.080)     (0.495)      (0.930)     (0.450)      (0.070)
with the Series'                                                         -------     -------      -------     -------      -------
financial statements, is
included in the Series'        Total dividends and distributions          (0.275)     (0.630)      (1.040)     (0.630)      (0.220)
annual report, which is                                                  -------     -------      -------     -------      -------
available upon request
by calling                     Net asset value, end of year              $15.360     $16.450      $17.920     $14.500      $12.470
800.523.1918.                                                            =======     =======      =======     =======      =======

                               Total return(2)                            (4.86%)  (4.79%)(3)     32.91%(3)  22.55%(3)    23.85%(3)

                               Ratios and supplemental data

                               Net assets, end of period (000 omitted)   $95,425    $103,989      $84,071     $23,683      $11,929

                               Ratio of expenses to average net assets     0.85%       0.83%        0.80%       0.80%        0.80%

                               Ratio of expenses to average net assets
                                  prior to expense limitation and
                                  expenses paid indirectly                 0.85%       0.85%        0.90%       0.99%        0.96%

                               Ratio of net investment income
                                  to average net assets                    1.16%       1.32%        1.24%       1.28%        2.13%

                               Ratio of net investment income to average
                                  net assets prior to expense limitation
                                  and expenses paid indirectly             1.16%       1.30%        1.14%       1.09%        1.97%

                               Portfolio turnover                            47%         45%          41%         84%          71%
                               ----------------------------------------------------------------------------------------------------
                               (1)  The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual
                                    12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                               (2)  Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                               (3)  Total return reflects expense limitations in effect for the Series.


Social Awareness Series

Our investment strategies

Social Awareness Series is a socially responsible fund that invests primarily in stocks that meet certain socially responsible criteria. It strives to provide long-term capital appreciation to its shareholders.

Our goal is to seek stocks of companies that have the potential to grow significantly faster than the average of the companies in the S&P 500. We believe this growth, if achieved, will result in a rising share price that will provide long-term appreciation to investors. We use a computer-driven selection process designed to identify these stocks. Aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price to earnings ratios. Decisions to buy and sell stocks are determined by this objective evaluation process.

We invest primarily in the common stocks of medium- and large-sized companies (generally $1.0 billion or more in market capitalization at the time of purchase) that have met the established socially responsible criteria. We use the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. to determine which companies to exclude from our selection process. The approved stocks are then evaluated using the computer selection process described above.

Social Awareness Series uses the same investment strategy as Delaware Social Awareness Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we    Stocks offer investors the potential for capital
typically invest in    appreciation and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                       Securities                                                           How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Social Awareness Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         Generally, we invest 90% to 100% of net assets in common stock
in a corporation. Stockholders participate in the                    of medium- and large-sized companies.
corporation's profits and losses, proportionate to the number of shares they own.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

Restricted and illiquid securities: Restricted securities are        We may invest up to 10% of net assets in illiquid securities.
privately placed securities whose resale is restricted under         For this Series, the 10% limit includes restricted securities
securities law. Illiquid securities are securities that do not       such as privately placed securities that are eligible for
have a ready market, and cannot be easily sold within seven          resale only among certain institutional buyers without
days at approximately the price that a series has valued them.       registration, which are commonly known as "Rule 144A
                                                                     Securities" and repurchase agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

Social Awareness Series is permitted to invest in all available types of equity securities, including preferred stock, warrants, convertible securities and foreign securities. The Series may also enter into futures and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Social Awareness Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Social Awareness Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Social Awareness Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Social Awareness Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in Social Awareness Series Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Social Awareness Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                        Risks                                                         How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Social Awareness Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and generally do not
confidence.                                                          trade for short-term purposes.

Industry and security risk is the risk that the value of             We limit the amount of Social Awareness Series' assets
securities in a particular industry or the value of an               invested in any one industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the         Because Social Awareness Series avoids investing in companies
individual company issuing the stock or bond.                        that don't meet socially responsible criteria, its exposure to certain industry sectors may be greater or less than similar funds or market indexes. This could affect its performance positively or negatively, depending on the performance of
                                                                     those sectors.

Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that the Series has valued them.

Limited market risk is the risk that because the Series avoids       Because the Series only invests in companies that meet its
certain companies not considered socially responsible, it            definition of "socially responsible," this risk is
could miss out on strong performance from those companies.           unavoidable.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager     The Series is managed by Delaware Management Company.
   and sub-adviser     Vantage Investment Advisors is the Series' sub-adviser.
                       As sub-adviser, Vantage is responsible for day-to-day management of the Series' assets. Delaware Management
                       Company administers the Series' affairs and has ultimate responsibility for all investment advisory services for the Series. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Series, the manager and sub-adviser were paid an aggregate fee of 0.70% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

                       Vantage Investment Advisors was founded in 1979. It provides investment advice to pension plans, endowments, insurance and commingled products.

Portfolio managers     Enrique Chang and Christopher P. Harvey have primary
                       responsibility for making day-to-day investment decisions for Social Awareness Series.

                       Enrique Chang, Senior Vice President and Chief Investment Officer of Vantage Investment Advisors, became co-manager of the Series in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.

                       Christopher P. Harvey, Vice President of Vantage Investment Advisors, became co-manager of the Series in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated from Bucknell University with a BS degree in accounting. He received an MBA from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Mr. Harvey was a financial analyst with Merrill Lynch.

Financial highlights

                                                                                                Social Awareness Series(1)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                           Period 5/1/97(2)
                                                                                           Year Ended 12/31       through
The financial                                                                               1998        1999      12/31/97
highlights table            ----------------------------------------------------------------------------------------------
is intended to
help you understand         Net asset value, beginning of period                          $14.550     $12.840      $10.000
the Series'
financial performance.      Income from investment operations
The total returns in
the table represent         Net investment income                                           0.036       0.065        0.051
the rate that an
investor would have         Net realized and unrealized gain on investments                 1.834       1.880        2.789
earned or lost on                                                                         -------     -------      -------
an investment in            Total from investment operations                                1.870       1.945        2.840
the Series (assuming                                                                      -------     -------      -------
reinvestment of all         Less dividends and distributions
dividends and
distributions). All         Dividends from net investment income                           (0.060)     (0.050)        none
"per share" information
reflects financial          Distributions from net realized gain on investments              none      (0.185)        none
results for a single                                                                      -------     -------      -------
Series share. This          Total dividends and distributions                              (0.060)     (0.235)        none
information has been                                                                      -------     -------      -------
audited by Ernst &          Net asset value, end of period                                $16.360     $14.550      $12.840
Young LLP, whose                                                                          =======     =======      =======
report, along with          Total return(3)                                                12.91%      15.45%       28.40%
the Series' financial
statements, is              Ratios and supplemental data
included in the
Series' annual              Net assets, end of period (000 omitted)                       $36,739     $26,962       $7,800
report, which is
available upon              Ratio of expenses to average net assets                         0.85%       0.83%        0.80%
request by calling
800.523.1918.               Ratio of expenses to average net assets
                               prior to expense limitation and expenses paid indirectly     0.90%       0.89%        1.40%

                            Ratio of net investment income to average net assets            0.30%       0.80%        1.13%

                            Ratio of net investment income to average net assets
                               prior to expense limitation and expenses paid indirectly     0.25%       0.74%        0.53%

                            Portfolio turnover                                                22%         30%          52%
                            ----------------------------------------------------------------------------------------------
                            (1)  The financial highlights data are derived from data of the Series' Standard
                                 Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                            (2)  Date of commencement of operations; ratios have been annualized but total return has not been annualized.
                            (3)  Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

Strategic Income Series

Our investment strategies


Strategic Income Series is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of providing high current income and total return. Certain economic and market events generally may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the portfolio. The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Series' performance.

Following are the three key sectors we focus on as well as our general investment approach in each sector:

o U.S. government and high-quality corporate bonds are selected primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio which could enhance total return.

o U.S. high-yield corporate bonds are primarily used to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the companies issuing them may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the portfolio after evaluating both the company's fundamental strength and the bond's liquidity.

o Foreign bonds are used to add diversification to the portfolio. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the portfolio, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Series' assets may be invested in each fixed-income sector. In addition, the Series may invest up to 10% of its assets in U.S. equity securities.

Strategic Income Series uses the same investment strategy as Delaware Strategic Income Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


  The securities we      Fixed-income securities offer the potential for
typically invest in      greater income payments than stocks, and also may
                         provide capital appreciation.

----------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                  How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Strategic Income Series
----------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a        The Series may invest up to 60% of net assets in high-yield
corporation and rated lower than investment grade by an         corporate bonds. Emphasis is typically on those rated BB or
NRSRO such as S&P or Moody's. High-yield bonds are issued       Ba by an NRSRO.
by corporations that have poor credit quality and may have
difficulty repaying principal and interest.                     We carefully evaluate an individual company's financial
                                                                situation, its management, the prospects for its industry
                                                                and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor
                                                                ratings. The Series may invest in unrated bonds if we
                                                                believe their credit quality is comparable to the rated
                                                                bonds we are permitted to invest in. Unrated bonds may be
                                                                more speculative in nature than rated bonds.

U.S. government securities: Direct U.S. obligations             The Series may invest up to 60% of net assets in direct
including bills, notes, bonds as well as other debt             U.S. government obligations; however, these securities will
securities issued by the U.S. Treasury or securities of         typically be a smaller percentage of the portfolio because
U.S. government agencies or instrumentalities which are         they generally do not offer as high a level of current
backed by the full faith and credit of the United States.       income as other fixed-income securities the Series may
                                                                invest in.

Mortgage-backed securities: Fixed-income securities that        We may invest up to 60% of net assets in government-related
represent pools of mortgages, with investors receiving          mortgage-backed securities or fully collateralized
principal and interest payments as the underlying mortgage      privately issued mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or               We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage       securities issued by private companies if the securities
Corporation, Fannie Mae and the Government National             are not collateralized by the U.S. government, or its
Mortgage Association. Others are issued by private              agencies or instrumentalities. However, these securities
financial institutions, with some fully collateralized by       must be rated at the time of purchase in one of the four
certificates issued or guaranteed by the U.S. government or     highest categories by an NRSRO such as S&P or Moody's. They
its agencies or instrumentalities.                              must also represent interests in whole-loan mortgages,
                                                                multi-family mortgages, commercial mortgages and other
                                                                motgage collateral supported by a first mortgage lien on
                                                                real estate. The privately issued securities we invest in
                                                                are either CMOs or REMICs (see below).
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                  How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Strategic Income Series
----------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately           See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according
to their maturity.

Real estate mortgage investment conduits (REMICs):              See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose underlying
value is a fixed pool of mortgages secured by an interest
in real property. Like CMOs, REMICs offer different pools.

Asset-backed securities: Bonds or notes backed by accounts      We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit         the four highest categories by an NRSRO.
loans.

Investment grade corporate bonds: Debt obligations issued       The Series may invest up to 60% of net assets in investment
by a corporation rated in one of the four highest               grade corporate bonds.
categories by an NRSRO (or, if unrated, that we believe are
of equal quality). Debt securities within the top three
categories by an NRSRO comprise what are known as
high-grade bonds and are regarded as having a strong
ability to pay principal and interest. Securities in the
fourth category by an NRSRO are known as medium-grade bonds
and are regarded as having an adequate capacity to pay
principal and interest but with greater vulnerability to
adverse economic conditions and speculative
characteristics.

Foreign government securities and foriegn corporate bonds:      We may invest in foreign government securities and
Foriegn government securities issued by foreign governments     primarily focus on better quality bonds with
or supranational entities. A supranational entity is an         investment-grade credit ratings. The Series may also invest
entity established or financially supported by the national     in securities issued by supranational entities, which are
governments of one or more countries. The International         typically of higher quality.
Bank for Reconstruction and Development (more commonly
known as the World Bank) is one example of a supranational      We may invest in both rated and unrated foreign securities.
entity.                                                         We may invest both in investment grade securities and
                                                                non-investment grade (i.e., those rated BB or lower by S&P
Foreign corporate bonds are debt obligations issued by a        or Fitch, Ba or lower by Moody's, or similarly rated by
foreign corporation.                                            another NRSRO.)

                                                                However, up to 15% of the Series' assets may also be
                                                                invested in foreign securities issued by emerging or
                                                                developing countries, which may be lower rated, including
                                                                securities rated below investment grade.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                  How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Strategic Income Series
----------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero coupon            We may invest in zero coupon bonds and payment in kind
securities are debt obligations which do not entitle the        bonds, though we do not expect this to be a significant
holder to any periodic payments of interest prior to            component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin          are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and         securities that pay interest periodically and are likely to
traded at a price lower than their face amounts or par          react to changes in interest rates to a greater degree than
value. Payment-in-kind bonds pay interest or dividends in       interest-paying bonds having similar maturities and credit
the form of additional bonds or preferred stock.                quality. They may have certain tax consequences which,
                                                                under certain conditions, could be adverse to the Fund.

Equity securities: Common stocks, preferred stocks              Up to 10% of the Series' assets may be invested in U.S.
(including adjustable rate preferred stocks) and other          equity securities.
equity securities, such as convertible securities and
warrants.                                                       We would select only equity securities that were consistent with the Series' objective of high current income and total return.

Options and futures: Options represent a right to buy or        At times when we anticipate adverse conditions, we may want
sell a security or group of securities at an agreed upon        to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or       them. We might use options or futures to neutralize the
may not choose to go through with the transaction.              effect of any price declines, without selling the bond or
                                                                bonds, or as a hedge against changes in interest rates.
Futures contracts are agreements for the purchase or sale
of securities at a specified price, on a specified date.        Use of these strategies can increase the operating costs of
Unlike an option, a futures contract must be executed           the Series and can lead to loss of principal.
unless it is sold before the settlement date.

Options and futures are generally considered to be derivative securities.

Investment company securities: In some foreign countries,       We may invest in closed-end investment companies consistent
investments by a mutual fund may only be made through           with the 1940 Act requirements. These investments involve
investments in closed-end investment companies that in turn     an indirect payment of a portion of the other investment
invest in the securities of such countries.                     companies' expenses, including advisory fees.

Brady Bonds: These are debt securities issued under the         We may invest in Brady Bonds. We believe that the economic
framework of the Brady Plan, an initiative for debtor           reforms undertaken by countries in connection with the
nations to restructure their outstanding external               issuance of Brady Bonds makes the debt of countries that
indebtedness (generally, commercial bank debt). Brady Bonds     have issued Brady Bonds or those that have announced plans
tend to be of lower quality and more speculative than           to issue them a viable opportunity for investment.
securities of developed country issuers.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                  How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Strategic Income Series
----------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward contract involves      We may invest in securities issued in any currency and may
an obligation to purchase or sell a specific currency at a      hold foreign currency.
future date at a price set at the time of the contract.
Forward contracts are used to "lock-in" the price of a          Although the Series values its assets daily in terms of
security that will be purchased or sold, in terms of U.S.       U.S. dollars, we do not convert our holdings of foreign
dollars or other currencies.                                    currencies into U.S. dollars on a daily basis. We may,
                                                                however, from time to time, purchase or sell foreign
                                                                currencies and/or engage in forward foreign currency
                                                                transactions in order to expedite settlement of portfolio
                                                                transactions and to minimize currency value fluctuations.
                                                                We may conduct foreign currency transactions on a cash
                                                                basis at the spot rate prevailing in the foreign currency
                                                                exchange market or through a forward foreign currency
                                                                contract or forward contract. The Series may use forward
                                                                contracts for defensive hedging purposes to attempt to
                                                                protect the value of the Series' current security or
                                                                currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to "lock-in" the
                                                                price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The
                                                                Series will not use forward contracts for speculative
                                                                purposes.

                                                                These transactions may increase the Series' expenses.

Repurchase agreements: An agreement between a buyer, such       Typically, we use repurchase agreements as a short-term
as the Series, and a seller of securities in which the          investment for the Series' cash position. In order to enter
seller agrees to buy the securities back within a specified     into these repurchase agreements, the Series must have
time at the same price the buyer paid for them, plus an         collateral of at least 102% of the repurchase price. The
amount equal to an agreed upon interest rate. Repurchase        Series will only enter into repurchase agreements in which
agreements are often viewed as equivalent to cash.              the collateral is U.S. government securities.

Restricted securities: Privately placed securities whose        We may invest in privately placed securities, including
resale is restricted under securities law.                      those that are eligible for resale only among certain
                                                                institutional buyers without registration which are
                                                                commonly known as Rule 144A Securities. Restricted
                                                                securities that are determined to be illiquid may not
                                                                exceed the Series' 10% limit on illiquid securities, which is described below.

Interest rate swap and index swap agreements: In an             We may use interest rate swaps to adjust the Series'
interest rate swap, a series receives payments from another     sensitivity to interest rates, or to hedge against changes
party based on a floating interest rate in return for           in interest rates.
making payments based on a fixed interest rate. An interest
rate swap can also work in reverse, with a series receiving     Index swaps may be used to gain exposure to markets that
payments based on a fixed interest rate and making payments     the Series invests in or as a substitute for futures
based on a floating interest rate. In an index swap, a          options or forward contracts if such contracts are not
series receives gains or incurs losses based on the total       directly available to the Series on favorable terms.
return of an index, in exchange for making fixed or
floating interest rate payments to another party.               Interest rate swaps and index swaps will be considered
                                                                illiquid securities (see below).

Illiquid securities: Securities that do not have a ready       We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at         securities, including repurchase agreements with maturities
approximately the price that a series has valued them.         of over seven days.
----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including real estate investment trusts. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table.

Lending securities Strategic Income Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Strategic Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Strategic Income Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Strategic Income Series' annual portfolio turnover will exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing   Investing in any mutual fund involves risk, including
   in Strategic Income   the risk that you may receive little or no return on
                Series   your investment, and the risk that you may lose part or
                         all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Strategic
                         Income Series. Please see the Statement of Additional
                         Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                            Risks                                              How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Strategic Income Series
----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the           We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond          bonds that we believe will continue to pay interest
market--will decline in value because of factors such as        regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor            predict overall bond market or interest rate movements and
confidence.                                                     generally do not trade for short-term purposes.

Index swaps are subject to the same market risks as the         In evaluating the use of an index swap, we carefully
investment market or sector that the index represents.          consider how market changes could affect the swap and how
Depending on the actual movements of the index and how well     that compares to us investing directly in the market the
the portfolio managers forecast those movements, a series       swap is intended to represent.
could experience a higher or lower return than anticipated.

Industry and security risk is the risk that the value of        We diversify the Series assets across three distinct
securities in a particular industry or the value of an          sectors of the bond market and among a wide variety of
individual stock or bond will decline because of changing       individual issuers.
expectations for the performance of that industry or for
the individual company issuing the stock or bond.

Interest rate risk is the risk that securities will             The Series is subject to interest rate risk. We cannot
decrease in value if interest rates rise. The risk is           eliminate that risk, but we do strive to manage it by
greater for bonds with longer maturities than for those         monitoring economic conditions.
with shorter maturities.
                                                                We will not invest in swaps with maturities of more than
Swaps may be particularly sensitive to interest rate            two years. Each business day we will calculate the amount
changes. Depending on the actual movements of interest          the Series must pay for any swaps it holds and will
rates and how well the portfolio managers anticipate them,      segregate cash or other liquid securities to cover that
a series could experience a higher or lower return than         amount.
anticipated.

Credit risk The possibility that a bond's issuer (or an         Our careful, credit-oriented bond selection and our
entity that insures the bond) will not be able to make          commitment to hold a diversified selection of high-yield
timely payments of interest and principal.                      bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails     Our holdings of high quality investment grade bonds are
the risk of principal loss, which may be greater than the       less subject to credit risk and may help to balance any
risk involved in investment grade bonds. High-yield bonds       credit problems experienced by individual high-yield bond
are sometimes issued by companies whose earnings at the         issuers or foreign issuers.
time the bond is issued are less than the projected debt
payments on the bonds.                                          When selecting dealers with whom we would make interest
                                                                rate or index swap agreements, we focus on those with high
Some analysts believe a protracted economic downturn would      quality ratings and do careful credit analysis before
severely disrupt the market for high-yield bonds, adversely     investing.
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest. It is likely that protracted periods of economic
uncertainty would cause increased volatility in the market
prices of high-yield bonds, an increase in the number of
high-yield bond defaults and corresponding volatility in a
series' net asset value.

If there were a national credit crisis or an issuer were to
become insolvent, principal values could be adversely
affected.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                            Risks                                              How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Strategic Income Series
----------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a series       We will use options and futures for defensive purposes,
may experience a significant loss if it employs an option       such as to protect gains in the portfolio without actually
or futures strategy related to a security or a market index     selling the security or to neutralize the impact of
and that security or index moves in the opposite direction      interest rate changes. We will not use futures and options
from what the portfolio managers anticipated. Futures and       for speculative reasons or in an effort to enhance return.
options also involve additional expenses, which could
reduce any benefit or increase any loss to a series from
using the strategy.

Foreign risk is the risk that foreign securities may be         The Series will attempt to reduce foreign investing risks
adversely affected by political instability (including          through portfolio diversification, credit analysis and
governmental seizures or nationalization of assets),            attention to trends in the world economies, industries and
changes in currency exchange rates, foreign economic            financial markets.
conditions or inadequate regulatory and accounting
standards. Foreign markets may also be less efficient, less     We carefully evaluate the political and economic situations
liquid, have greater price volatility, less regulation and      in the countries where we invest and take these risks into
higher transaction costs than U.S. markets.                     account before we select securities for the portfolio.
                                                                However, there is no way to eliminate foreign risks when
                                                                investing internationally.

Foreign government securities risks involve the ability of      Strategic Income Series attempts to reduce the risks
a foreign government or government related issuer to make       associated with investing in foreign governments by
timely and ultimate payments on its external debt               limiting the portion of portfolio assets that may be
obligations. This ability to make payments will be strongly     invested in such securities.
influenced by the issuer's balance of payments, including
export performance, its access to international credits and
investments, fluctuations in interest rates and the extent
of its foreign reserves.

Currency risk is the risk that the value of an investment       We may try to hedge currency risk by purchasing foreign
may be negatively affected by changes in foreign currency       currency exchange contracts. By agreeing to purchase or
exchange rates. Adverse changes in exchange rates may           sell foreign securities at a pre-set price on a future
reduce or eliminate any gains produced by investments that      date, the Series strives to protect the value of the stock
are denominated in foreign currencies and may increase any      it owns from future changes in currency rates. We will use
losses.                                                         forward currency exchange contracts only for defensive
                                                                measures, not to enhance portfolio returns. However, there is no assurance that a strategy such as this will be
                                                                successful.

Emerging markets risk is the possibility that the risks         While the Strategic Income Series may purchase securities
associated with international investing will be greater in      of issuers in any foreign country, developed and emerging,
emerging markets than in more developed foreign markets         no more than 15% of the Series' assets may be invested in
because, among other things, emerging markets may have less     direct obligations of issuers located in emerging market
stable political and economic environments.                     countries.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                            Risks                                              How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Strategic Income Series
----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be     A less liquid secondary market may have an adverse effect
readily sold within seven days at approximately the price       on our ability to dispose of particular issues, when
that a series values them.                                      necessary, to meet the Series' liquidity needs or in
                                                                response to a specific event, such as the declining
The high-yield secondary market is particularly susceptible     creditworthiness of the issuer. In striving to manage this
to liquidity problems when the institutions, such as mutual     risk, we evaluate the size of a bond issuance as a way to
funds and certain financial institutions that dominate it,      anticipate its likely liquidity level.
temporarily stop buying bonds for regulatory, financial or
other reasons.                                                  We may invest only 10% of net assets in illiquid
                                                                securities, excluding Rule 144A securities described above.

Valuation risk: A less liquid secondary market as described     We will strive to manage this risk by carefully evaluating
above can make it more difficult for a series to obtain         individual bonds and by limiting the amount of the
precise valuations of the high-yield securities in its          portfolio that can be allocated to privately placed
portfolio. During periods of reduced liquidity, judgment        high-yield securities.
plays a greater role in valuing high-yield securities.

Legislative and regulatory risk: The United States Congress     We monitor the status of regulatory and legislative
has from time to time taken or considered legislative           proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond         on the Series' portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number
of new high-yield securities being issued and could make it
more difficult for a fund to attain its investment
objective.
----------------------------------------------------------------------------------------------------------------------------------

Investment manager       The Series is managed by Delaware Management Company.
   and sub-adviser       Delaware Management Company makes investment decisions
                         for the Series, manages the Series' business affairs and provides daily administrative services. Delaware
                         International Advisers Ltd. is the Series' sub-adviser.
                         Subject to the overall supervision of manager, the sub-adviser manages the international sector of the Series' portfolio and furnishes the manager with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities. For its services to the Series, the Series paid the manager and sub-adviser an aggregate fee of 0.65% of average daily net assets for the last fiscal year.

Portfolio managers       Paul A. Matlack and Paul Grillo have primary
                         responsibility for making day-to-day investment decisions for Strategic Income Series. Christopher A.
                         Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Strategic
                         Income Series regarding its investments in foreign securities. In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with
                         David G. Tilles and four global fixed-income team members.

                         Paul A. Matlack, Vice President/Senior Portfolio Manager, is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. He has primary responsibility for allocating Strategic Income Series' assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Series regarding its investments in the high-yield sector. He is a CFA charterholder. Mr. Matlack has been a member of Strategic Income Series' management team since its inception.

                         Paul Grillo, Vice President/Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, he served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at the Chemical Bank. Mr. Grillo is a CFA charterholder. He has primary responsibility for making day-to-day investment decisions for the Series regarding its investments in investment grade securities. Mr. Grillo has been a member of Strategic Income Series' management team since its inception.

                         Christopher A. Moth, Senior Portfolio Manager, Director of Investment Strategy, Fixed Income and Currency and Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers, he has been a key contributor in developing the fixed-income product and establishing in-house systems to control and faciliate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Series in July 1999.

                         Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International Advisers in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

                         David G. Tilles, Managing Director and Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International Advisers in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International Advisers was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Financial highlights

                                                                                                  Strategic Income Series(1)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            Period 5/1/97(2)
                                                                                             Year Ended 12/31        through
                                                                                              1999        1998       12/31/97
                              -----------------------------------------------------------------------------------------------
The financial highlights      Net asset value, beginning of period                          $10.600     $10.620      $10.000
table is intended to help
 you understand the Series'   Income (loss) from investment operations
financial performance.
All "per share" information   Net investment income(3)                                        0.779       0.832        0.523
reflects financial results
for a single Series share.    Net realized and unrealized gain (loss) on
The total returns in the         investments and foreign currencies                          (1.109)     (0.557)       0.097
table represent the rate                                                                    -------     -------      -------
that an investor would        Total from investment operations                               (0.330)      0.275        0.620
have earned or lost on an                                                                   -------     -------      -------
investment in the Series      Less dividends and distributions
(assuming reinvestment of
all dividends and             Dividends from net investment income                           (0.610)     (0.270)        none
distributions).
This information has          Distributions from net realized gain on investments              none      (0.025)        none
been audited by Ernst &                                                                     -------     -------      -------
Young LLP, whose report,      Total dividends and distributions                              (0.610)     (0.295)        none
along with the Series'                                                                      -------     -------      -------
financial statements, is      Net asset value, end of period                                 $9.660     $10.600      $10.620
included in the Series'                                                                     =======     =======      =======
annual report, which is       Total return(4)                                                (3.29%)      2.63%(5)     6.20%(5)
available upon request by
calling 800.523.1918.         Ratios and supplemental data

                              Net assets, end of period (000 omitted)                       $19,842     $20,571      $ 8,606

                              Ratio of expenses to average net assets                         0.80%       0.80%        0.80%

                              Ratio of expenses to average net assets
                                 prior to expense limitation and expenses paid indirectly     0.80%       0.81%        1.23%

                              Ratio of net investment income to average net assets            7.88%       7.90%        7.44%

                              Ratio of net investment income to average net assets
                                 prior to expense limitation and expenses paid indirectly     7.88%       7.89%        7.01%

                              Portfolio turnover                                               101%        143%          70%
                              -----------------------------------------------------------------------------------------------
                              (1)  The financial highlights data are derived from data of the Series' Standard
                                   Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                              (2)  Date of commencement of operations; ratios have been annualized but total return has not been annualized.
                              (3)  Per share information was based on the average shares outstanding method.
                              (4)  Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                              (5)  Total return reflects expense limitations in effect for the Series.

Trend Series

Our investment strategies

We strive to identify small companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales and earnings.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. The key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. In striving to do this, Trend Series studies:

o the operational history of the company;

o the strategic focus of the company; and

o the company's competitive environment.

The Series uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflow as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Trend Series uses the same investment strategy as Delaware Trend Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we        Stocks offer investors the potential for capital
typically invest in      appreciation, and may pay dividends as well.

----------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                  How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Trend Series
----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of              Generally, we invest 85% to 100% of net assets in common
ownership in a corporation. Stockholders participate in the     stock with at least 65% in small, growth-oriented
corporation's profits and losses, proportionate to the          companies.
number of shares they own.

American Depositary Receipts (ADRs): ADRs are issued by a       We may hold ADRs when we believe they offer greater
U.S. bank and represent the bank's holdings of a stated         appreciation potential than U.S. securities.
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the
same as U.S. securities.

Repurchase agreements: An agreement between a buyer, such       Typically, we use repurchase agreements as a short-term
as the Series, and a seller of securities in which the          investment for the Series' cash position. In order to enter
seller agrees to buy the securities back within a specified     into these repurchase agreements, the Series must have
time at the same price the buyer paid for them, plus an         collateral of at least 102% of the repurchase price. The
amount equal to an agreed upon interest rate. Repurchase        Series will only enter into repurchase agreements in which
agreements are often viewed as equivalent to cash.              the collateral is U.S. government securities.

Restricted securities: Privately placed securities whose        We may invest in privately placed securities, including
resale is restricted under securities law.                      those that are eligible for resale only among certain
                                                                institutional buyers without registration which are
                                                                commonly known as Rule 144A Securities. Restricted
                                                                securities that are determined to be illiquid may not
                                                                exceed the Series' 10% limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready        We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at          securities, including repurchase agreements with maturities
approximately the price that a series has valued them.          of over seven days.
----------------------------------------------------------------------------------------------------------------------------------

Trend Series may also invest in other securities including convertible securities, warrants and preferred stocks. The Series may also enter into futures and options. Trend Series may invest a portion of its net assets directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions information on these securities as well as those listed in the table above.

Lending securities Trend Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Trend Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Trend Series may hold a substantial portion of its assets in cash or cash equivalents, fixed-income obligations issued by the U.S. government, its agencies or instrumentalities and corporate bonds. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Trend Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing   Investing in any mutual fund involves risk, including
       in Trend Series   the risk that you may receive little or no return on
                         your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Trend
                         Series. Please see the Statement of Additional
                         Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                            Risks                                                 How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Trend Series
----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the           We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond          stocks we believe can appreciate over an extended time
market--will decline in value because of factors such as        frame regardless of interim market fluctuations. We do not
economic conditions, future expectations or investor            try to predict overall stock market movements and though we
confidence.                                                     may hold securities for any amount of time, we typically do not trade for short-term purposes.

Industry and security risk is the risk that the value of        We limit the amount of Trend Series' assets invested in any
securities in a particular industry or the value of an          one industry and in any individual security. We also follow
individual stock or bond will decline because of changing       a rigorous selection process before choosing securities and
expectations for the performance of that industry or for        continuously monitor them while they remain in the
the individual company issuing the stock.                       portfolio.

Small company risk is the risk that prices of smaller           Trend Series maintains a well-diversified portfolio,
companies may be more volatile than larger companies            selects stocks carefully and monitors them continuously.
because of limited financial resources or dependence on
narrow product lines.

Interest rate risk is the risk that securities will             We analyze each company's financial situation and its cash
decrease in value if interest rates rise. The risk is           flow to determine the company's ability to finance future
generally associated with bonds; however, because smaller       expansion and operations. The potential effect that rising
companies often borrow money to finance their operations,       interest rates might have on a stock is taken into
they may be adversely affected by rising interest rates.        consideration before the stock is purchased.

Foreign risk is the risk that foreign securities may be         We typically invest only a small portion of the Series'
adversely affected by political instability (including          portfolio in foreign corporations through American
governmental seizures or nationalization of assets),            Depositary Receipts. We do not presently intend to invest
changes in currency exchange rates, foreign economic            directly in foreign securities. When we do purchase ADRs,
conditions or inadequate regulatory and accounting              they are generally denominated in U.S. dollars and traded
standards. Foreign markets may also be less efficient, less     on a U.S. exchange.
liquid, have greater price volatility, less regulation and
higher transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be     We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series has valued them.
----------------------------------------------------------------------------------------------------------------------------------

Investment manager       The Series is managed by Delaware Management Company.
                         Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.


Portfolio managers       Gerald S. Frey has primary responsibility for making
                         day-to-day investment decisions for the Trend Series.
                         When making investment decisions for the Series, Mr.
                         Frey regularly consults with Marshall T. Bassett, John
                         A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and
                         Lori P. Wachs.

                         Gerald S. Frey, Senior Vice President/Senior Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was Co-Manager from June 1996 to March 1997.

                         Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

                         John A. Heffern, Vice President, Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

                         Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

                         Steven T. Lampe, Vice President, Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

                         Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

Financial highlights


                                                                                                                     Trend Series(1)
------------------------------------------------------------------------------------------------------------------------------------
The financial                                                                                  Year Ended 12/31
highlights table is                                                        ----------------------------------------------------
intended to help you                                                       1999       1998         1997        1996       1995
understand the Series'       ----------------------------------------------------------------------------------------------------
financial performance.       Net asset value, beginning of year          $19.760    $17.380      $14.560     $14.020     $10.160
The total returns in the     Income (loss) from investment operations
table represent the rate     Net investment income(loss)(2)               (0.043)     0.006        0.019       0.050       0.098
that an investor would       Net realized and unrealized gain
have earned or lost on         (loss) on investments                      13.945      2.736        3.031       1.380       3.852
an investment in the                                                      ------      -----        -----       -----       -----
Series (assuming             Total from investment operations             13.902      2.742        3.050       1.430       3.950
reinvestment of all                                                       ------      -----        -----       -----       -----
dividends and                Less dividends and distributions
distributions). All "per     Dividends from net investment income         (0.002)    (0.020)      (0.050)     (0.090)     (0.090)
share" information
reflects financial results   Distributions from net realized
for a single Series            gain on investments                          none     (0.342)      (0.180)     (0.800)       none
share. This information                                                   ------     ------       ------      ------      ------
has been audited by          Total dividends and distributions            (0.002)    (0.362)      (0.230)     (0.890)     (0.090)
Ernst & Young LLP,                                                        ------     ------       ------      ------      ------
whose report, along          Net asset value, end of year                $33.660    $19.760      $17.380     $14.560     $14.020
with the Series'                                                         =======    =======      =======     =======     =======
financial statements, is     Total return(3)                              70.45%     16.04%(4)    21.37%(4)   11.00%(4)   39.21%(4)
included in the Series'      Ratios and supplemental data
annual report, which is      Net assets, end of period (000 omitted)    $503,657   $168,251     $118,276     $56,423     $20,510
available upon request       Ratio of expenses to average net assets       0.82%      0.81%        0.80%       0.80%       0.80%
by calling                   Ratio of expenses to average net assets
800.523.1918.                  prior to expense limitation and
                               expenses paid indirectly                    0.82%      0.85%        0.88%       0.92%       0.96%
                             Ratio of net investment income to
                               average net assets                         (0.18%)     0.03%        0.16%       0.56%       1.03%
                             Ratio of net investment income to
                               average net assets prior to expense
                               limitation and expenses paid indirectly    (0.18%)    (0.01%)       0.08%       0.44%       0.87%
                             Portfolio turnover                              82%       121%         125%        112%         76%
                             ------------------------------------------------------------------------------------------------------
                             (1) The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its
                                 12b-1 plan fees which will, among other things, lower performance.
                             (2) Per share information for the year ended December 31, 1999 was based on the average shares outstanding method.
                             (3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                             (4) Total return reflects expense limitations in effect for the Series.







U.S. Growth Series

Our investment strategies


U.S. Growth Series seeks to maximize capital appreciation. We invest primarily in common stocks and though we have the flexibility to invest in companies of all sizes, we generally focus on medium- and large-sized companies. Our goal is to own companies with the potential to grow earnings faster than the U.S. economy in general. We look for companies that have:

o low dividend yields;

o strong balance sheets; and

o high expected earnings growth rates relative to their industry.

There are a number of catalysts that might increase a company's potential for accelerated earnings growth. Our disciplined, research-intensive selection process is designed to identify earnings catalysts such as:

o management changes;

o new products;

o structural changes in the economy; or

o corporate restructurings and turnaround situations.

We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

U.S. Growth Series uses the same investment strategy as Delaware U.S. Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Stocks offer investors the potential for capital
typically invest in     appreciation.


------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           U.S. Growth Series
Common stocks: Securities that represent shares of ownership     Generally, we invest 85% to 100% of the Series' net assets in
in a corporation. Stockholders participate in the                common stock of companies that we think have appreciation
corporation's profits and losses, proportionate to the           potential. We may invest in companies of all sizes, but typically
number of shares they own.                                       focus on medium- and large-sized companies.

Foreign securities and American Depositary Receipts:             The Series may invest up to 20% of its assets in securities of
Securities of foreign entities issued directly or, in the        foreign issuers. Such foreign securities may be traded on a foreign
case of American Depositary Receipts (ADRs), through a U.S.      exchange, or they may be in the form of ADRs. Direct ownership of
bank. ADRs represent a bank's holding of a stated number of      foreign securities will typically not be a significant part of our
shares of a foreign corporation. An ADR entitles the holder      strategy. We may, however own ADRs when we think they offer greater
to all dividends and capital gains earned by the underlying      appreciation potential than domestic stocks.
foreign shares. ADRs are bought and sold in the same way as
U.S. securities.

Repurchase agreements: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller       for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at     repurchase agreements, the Series must have collateral of at least
the same price the buyer paid for them, plus an amount equal     102% of the repurchase price. The Series would only enter into
to an agreed upon interest rate. Repurchase agreements are       repurchase agreements in which the collateral is U.S. government
often viewed as equivalent to cash.                              securities.

Restricted securities: Privately placed securities whose         We may invest in privately placed securities, including those that
resale is restricted under securities law.                       are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule 144A
                                                                 Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                 securities, which is described below.

Illiquid securities: Securities that do not have a ready         We may invest up to 15% of net assets in illiquid securities.
market, and cannot be easily sold within seven days at
approximately the price that a series has valued them.

Fixed-income securities: Securities that may include debt        We may invest up to 35% of the Series' assets in debt securities,
securities, bonds, convertible bonds, as well as,                bonds, convertible bonds, preferred stocks and convertible
non-investment grade fixed-income securities.                    preferred stock. We may also invest up to 10% of this portion in non-investment grade bonds if we believe that doing so would help us to meet the Series' objective.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           U.S. Growth Series
Options and futures: Options represent a right to buy or         We might use options or futures to neutralize the effect of any
sell a security or group of securities at an agreed upon         anticipated price declines, without selling the security. We might
price at a future date. The purchaser of an option may or        also use options or futures to gain exposure to a particular market
may not choose to go through with the transaction.               segment without purchasing individual securities in that segment particularly if we had excess cash that we wanted to invest
Writing a covered call option on a security obligates the        quickly.
owner of the security to sell it at an agreed upon price on
an agreed upon date (usually no more than nine months in the     When writing call options we will only write covered call options -
future.) The owner of the security receives a premium            call options on securities we actually own.
payment from the purchaser of the call, but if the security
appreciates to a price greater than the agreed upon selling      Use of these strategies can increase the operating costs of the
price, a series would lose out on those gains.                   Series and can lead to loss of principal.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be derivative securities.


------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including U.S. government securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

When-issued securities, delayed delivery and firm commitment agreements The Series may purchase securities on a delayed delivery or when-issued basis; that is, paying for securities before delivery or taking delivery at a later date. The Series may also enter into firm commitment agreements (the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Series assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Series' total assets, the Series will not purchase any securities.

Temporary defensive positions For temporary defensive purposes, U.S. Growth Series may hold all or a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing  Investing in any mutual fund involves risk, including in U.S. Growth Series  the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in U.S. Growth Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                                               How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              U.S. Growth Series
Market risk is the risk that all or a majority of the            We maintain a long-term investment approach and focus on stocks we
securities in a certain market--like the stock or bond           believe can appreciate over an extended time frame regardless of
market--will decline in value because of factors such as         interim market fluctuations. We do not try to predict overall stock
economic conditions, future expectations or investor             market movements and generally do not trade for short-term
confidence.                                                      purposes.

Industry and security risk is the risk that the value of         We limit the amount of U.S. Growth Series' assets invested in any
securities in a particular industry or the value of an           one industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the individual company issuing the stock or bond.

Foreign risk is the risk that foreign securities may be          We are permitted to invest up to 20% of the Series' portfolio in
adversely affected by political instability (including           foreign securities. When we do purchase foreign securities, they
governmental seizures or nationalization of assets), changes     are generally ADRs which are denominated in U.S. dollars and traded
in currency exchange rates, foreign economic conditions or       on U.S. stock exchanges.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be      We limit exposure to illiquid securities to 15% of net assets.
readily sold within seven days at approximately the price
that the Series values them.

Credit risk is the possibility that a bond's issuer (or an       Fixed-income securities are not typically a significant component
entity that insures the bond) will be unable to make timely      of our strategy. However, when we do invest in fixed-income
payments of interest and principal.                              securities, we will not hold more than 10% of net assets in high-yield, non-investment grade bonds. This limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high-yield bonds are designed to manage this risk.

Futures and options risk is the possibility that a series        We will not use futures and options for speculative reasons. We may
may experience a loss if it employs an options or futures        use options and futures to protect gains in the portfolio without
strategy related to a security or a market index and that        actually selling a security. We may also use options and futures to
security or index moves in the opposite direction from what      quickly invest excess cash so that the portfolio is generally fully
the manager anticipated. Futures and options also involve        invested.
additional expenses, which could reduce any benefit or
increase any loss that a series gains from using the
strategy.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager      The Series is managed by Delaware Management Company.
                        Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. The Series will pay Delaware Management Company the following fee on an annual basis: 0.65% on the first $500 million of average daily net assets; 0.60% on the next $500 million; 0.55% on the next $1.5 billion and 0.50% on assets in excess of $2.5 billion.

Portfolio manager       Frank Houghton has primary responsibility for making
                        investment decisions for U.S. Growth Series.

                        Frank Houghton, Vice President/Senior Portfolio Manager, joined Delaware in March 2000. Prior to joining Delaware, Mr. Houghton was President and Portfolio Manager of Lynch & Mayer, Inc., which he joined in 1990 and became President in 1999. Prior to joining Lynch & Mayer, Inc., Mr. Houghton was Chairman of BMI Capital from 1984 to1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969-1977. Mr. Houghton received a BBA from Manhattan College and attended New York University Graduate School of Business Administration.

Financial highlights


                                                                                                               U.S. Growth Series(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Period
                                                                                                                        11/15/99(2)
                                                                                                                          through
The financial               Delaware Premium Fund                                                                         12/31/99
highlights table is         --------------------------------------------------------------------------------------------------------
intended to help you        Net asset value, beginning of period                                                           $10.000
understand the Series'
financial performance.      Income from investment operations
The total return in the
table represents the rate   Net investment income                                                                            0.026
that an investor would
have earned on              Net realized and unrealized gain on investments                                                  0.564
an investment in the
Series (assuming            Total from investment operations                                                                 0.590
reinvestment of all
dividends and               Net asset value, end of period                                                                 $10.590
distributions). All "per
share" information          Total return(3)                                                                                  5.90%
reflects financial results
for a single Series         Ratios and supplemental data
share. This information
has been audited by         Net assets, end of period (000 omitted)                                                         $8,744
Ernst & Young LLP,
whose report, along         Ratio of expenses to average net assets                                                          0.75%
with the Series'
financial statements, is    Ratio of expenses to average net assets
included in the Series'        prior to expense limitation and expenses
annual report, which is        paid indirectly                                                                               0.79%
available upon request
by calling                  Ratio of net investment income to average net assets                                             3.33%
800.523.1918.
                            Ratio of net investment income to average net assets
                               prior to expense limitation and expenses paid
                               indirectly                                                                                    3.29%

                            Portfolio turnover                                                                                  0%
                            --------------------------------------------------------------------------------------------------------

                            (1) The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.

                            (2) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

                            (3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                                Total return reflects expense limitations in effect for the Series.

Who's who?              The following describes the various organizations
                        involved with managing, administering, and servicing the Series.

                        Board of trustees A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

                        Investment managers Delaware Management Company, One Commerce Square, Philadelphia, PA 19103 Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

                        An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

                        Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts. Delaware International Advisers began operating in 1990 and manages global and international institutional and mutual fund accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

                        Sub-advisers Lincoln Investment Management, Inc., 200 E. Berry Street, Fort Wayne, Indiana 46802 Vantage Investment Advisors, 405 Lexington Avenue, New York, NY 10174 Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

                        A sub-adviser is a company generally responsible for the management of the fund's assets and is selected and supervised by the investment manager.

                        Portfolio managers Portfolio managers are employed by the investment managers or sub-advisers to make investment decisions for individual portfolios on a day-to-day basis. See "Information about individual Series" for information about the portfolio managers of the various series.

                        Distributor Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                        Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                        Custodian The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

                        Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

Important information about all Series



    Share classes       Each Series has two classes of shares, Standard Class
                        and Service Class. Each class is identical except that Service Class has a distribution plan or "Rule 12b-1" plan. The 12b-1 plan allows the Fund to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Because these fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     Purchase and       Shares are sold only to separate accounts of life
    redemption of       companies at net asset value. (See "Valuation of
           shares       shares.") Redemptions will be effected by the separate
                        accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Cash Reserve Series is managed to maintain a constant $10 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

     Valuation of       The price you pay for shares will depend on when we
           shares       receive your purchase order. If we or an authorized
                        agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York
                        Stock Exchange is open for business. We reserve the right to reject any purchase order.

                        We determine a Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                        A significant portion of the portfolio securities of the Emerging Markets, Global Bond, International Equity and Strategic Income Series is listed on foreign exchanges. From time to time, other Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series do not price their shares. As a result, the NAV of these Series may change on days when you will not be able to purchase or redeem shares of the Series.

       Dividends,       For the Capital Reserves and Cash Reserve Series,
distributions and       dividends, if any, are declared daily and paid monthly.
            taxes       Short-term capital gains distributions, if any, may be
                        paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

                        For the Balanced and Growth and Income Series, dividends, if any, are paid quarterly. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

                        For the Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, High Yield, International Equity, REIT, Select Growth, Small Cap Value, Social Awareness, Strategic Income, Trend and U.S. Growth Series, dividends and capital gain distributions, if any, are distributed annually.

                        We automatically reinvest all dividends and any capital gains.

                        A Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the respective Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                        Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

             EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

Delaware Group          Additional information about the Series' investments is
Premium Fund            available in the Series' Annual and Semi-Annual Reports
                        to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

                        You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.



Investment Company Act File No. 811-5162



DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

                                                                 DELAWARE GROUP
                                                                 PREMIUM FUND







INVESTMENT MANAGERS
Delaware Management Company
One Commerce Square
Philadelphia, PA  19103

Delaware International Advisers Ltd.
Third Floor                                               PART B
80 Cheapside
London, England  EC2V 6EE                                 STATEMENT OF
                                                          ADDITIONAL INFORMATION
SUB-ADVISERS
Lincoln Investment Management, Inc.
200 E. Berry Street                                       May 1, 2000
Fort Wayne, Indiana 46802

Vantage Global Advisors, Inc.

405 Lexington Avenue
New York, NY  10174


NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103                                   [GRAPHIC OMITTED]

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY  11245

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2000


                           DELAWARE GROUP PREMIUM FUND

                               1818 Market Street
                             Philadelphia, PA 19103

         Delaware Group Premium Fund ("Premium Fund" or the "Fund") is a diversified, open-end management investment company that is intended to meet a wide range of investment objectives with its separate Portfolios ("Series"). Each Series is in effect a separate fund issuing its own shares. Each Series offers Standard Class shares and Service Class shares.


         The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners.


         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses of the Fund dated May 1, 2000, as they may be amended from time to time. It should be read in conjunction with the prospectuses for the variable contracts and the Fund. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Fund's Prospectuses. The Fund's Prospectuses may be obtained by writing or calling your investment dealer or by contacting the Series' national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103. The Fund's financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Reports into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800-523- 1918.

TABLE OF CONTENTS                                                           Page

Cover Page
Investment Objectives and Policies

Accounting and Tax Issues
Performance Information
Trading Practices and Brokerage
Offering Price
Dividends and Realized Securities
Profits Distributions
Taxes
Investment Management Agreements and Sub-Advisory Agreements
Officers and Trustees
General Information
Financial Statements
Appendix A--Descrption of Ratings

INVESTMENT OBJECTIVES AND POLICIES


         The investment objectives of the Series are below. There can be no assurance that the objectives of any Series will be realized.


         Balanced Series (formerly Delaware Balanced Series) seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remaining primarily in equity securities. This Series has the same objective and investment disciplines as Delaware Balanced Fund, a separate fund in the Delaware Investments family.


         Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.


         Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series has the same objective and investment disciplines as Delaware Cash Reserve Fund, a separate fund in the Delaware Investments family.

         Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Under normal conditions, the Series intends to invest at least 65% of its total assets in convertible securities, which may include privately placed convertible securities. In pursuit of its investment objective, the Series may invest the balance of its assets in, among other things, preferred and common stock, U.S. government securities, non-convertible fixed income securities and money market securities.

         Devon Series seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the manager believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks. This Series has the same objective and investment disciplines as Delaware Devon Fund, a separate fund in the Delaware Investments family.

         Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity series of issuers located in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing. This Series has the same objective and investment disciplines as Delaware Emerging Markets Fund, a separate fund in the Delaware Investments family.

         Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. This Series is a global fund, as such, at least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Delaware Global Bond Fund, a separate fund in the Delaware Investments family.

         Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series has the same objective and investment disciplines as Delaware Growth and Income Fund, a separate fund in the Delaware Investments family, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the Series' objective.

         Growth Opportunities Series (formerly DelCap Series) seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series has the same objective and investment disciplines as Delaware Growth Opportunities Fund , a separate fund in the Delaware Investments family, in that it invests in common stocks and other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities, consistent with the Series' objective.

         High Yield Series (formerly Delchester Series) seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. These are commonly known as junk bonds. An investment in the Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

         International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as Delaware International Equity Fund, a separate fund in the Delaware Investments family, in that it invests in a broad range of equity securities of foreign issuers including common stocks, preferred stocks, convertible securities and warrants, consistent with the Series' objective.

         REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objective by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as Delaware REIT Fund, a separate fund in the Delaware Investments family, which also invest in securities of companies primarily engaged in the real estate industry.

         Select Growth Series (formerly Aggressive Growth Series) seeks long-term capital appreciation which the Series attempts to achieve by investing primarily in equity securities of companies which the manager believes have the potential for high earnings growth. This Series has the same objective and investment discipline as Delaware Select Growth Fund, a separate fund in the Delaware Investments family.

         Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series has the same objective and investment disciplines as Delaware Small Cap Value Fund, a separate fund in the Delaware Investments family.

         Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This

         Series has the same objective and investment disciplines as Delaware Social Awareness Fund, a separate fund in the Delaware Investments family.

         Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. In addition, the Series may invest in U.S. equity securities. This Series has the same objective and investment disciplines as Delaware Strategic Income Fund, a separate fund in the Delaware Investments family.

         Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This Series has the same objective and investment disciplines as Delaware Trend Fund, a separate fund in the Delaware Investments family.

         U.S. Growth Series seeks to maximize capital appreciation The Series seeks to achieve its investment objective by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. This Series has the same objective and investment disciplines as Delaware U.S. Growth Fund, a separate fund in the Delaware Investments family.

INVESTMENT RESTRICTIONS

         Fundamental Investment Restrictions -- The Fund has adopted the following restrictions for each Series which cannot be changed without approval by the holders of a "majority" of the respective Series' outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Series purchases securities.

         Each Series may not:

         1. With respect to each Series, except the REIT Series, make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The REIT Series will concentrate its investments in the real estate industry. The REIT Series otherwise makes investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. In addition, the Cash Reserve Series may concentrate its investments in bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").


         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.


         3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").


         4. With respect to each Series, purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.


         6. Make loans, provided that this restriction does not prevent the Series from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-fundamental Investment Restrictions - - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Series will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.


         1. The Series are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Series, may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. A Series may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Series has valued the investment.

         Each Series (other than Select Growth, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness, REIT and U.S. Growth Series) may not:


         1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of International Equity, Small Cap Value and Trend Series and to only 50% of the assets of Global Bond Series.

         2. Purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.


         3. Purchase or retain securities of a company which has an officer or trustee who is an officer or trustee of the Fund, or an officer or director/trustee of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.


         4. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of a Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of a Series' assets. Any such purchase shall be at the customary brokerage commission. The limitations set forth in this restriction do not apply to purchases by International Equity Series of securities issued by closed-end investment companies, all of which must be at the customary brokerage commission.

         5. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude a Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         6. Purchase securities on margin, make short sales of securities or maintain a net short position (except that a Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Series from satisfying margin requirements with respect to futures transactions.

         7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit International Equity, Small Cap Value and Trend Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Series' assets.


         8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 15% of its net assets. A Series shall not issue senior securities as defined in the 1940 Act, except for notes to banks.


         9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with each Series' investment objective and policies are considered loans and except that each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         11. Invest more than 25% of its total assets in any particular industry, except that a Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or P-2 or better by Moody's.


         12. Act as an underwriter of securities of other issuers, except that a Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, a Series might be deemed to be an underwriter for the purposes of the 1933 Act.

         13. Invest in warrants valued at lower of cost or market exceeding 5% of a Series' net assets. Included within that amount, but not to exceed 2% of a Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. This restriction shall not apply to International Equity Series.


         14. The Money Market Series will not invest more than 25% of its assets in foreign banks which are subject to the same regulation as United States banks or to foreign branches of United States banks where such a bank is liable for the obligations of the branch.

         While such Series are permitted under certain circumstances to borrow money, they do not normally do so. No investment securities will be purchased while a Series has an outstanding borrowing. The Fund has undertaken, for so long as required by California Regulatory Authority and so long as insurance policy premiums or proceeds of contracts sold in California are used to purchase Fund shares, each Series will not borrow money in excess of 25% of the value of its net assets.

         In addition, the Global Bond Series will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid assets. Securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets.

         Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series may not:


         1. Each such Series, other than Emerging Markets Series, will not with respect to 75% of its total assets, purchase the securities of any issuer (other than those of other investment companies or of the U.S. government or its agencies or instrumentalities), if immediately thereafter the Series would (a) have more than 5% of the value of its total assets in the securities of such issuer or (b) own more than 10% of the outstanding voting securities of such issuer.

         2. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.


         3. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that each Series may loan its assets to qualified broker/dealers or institutional investors.


         4. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Series' assets which may be invested in such securities.


         5. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, each Series may engage in short sales, purchase securities on margin, and write put and call options.

         6. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         7. Purchase or sell real estate; provided that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

         The REIT Series may not:


         1. The Series will concentrate its investments in the real estate industry. The Series may not invest more than 25% of its total assets in any other single industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.


         2. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that the Series may loan its assets to qualified broker/dealers or institutional investors.

         3. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Series' assets which may be invested in such securities.


         4. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Series may engage in short sales, purchase securities on margin, and write put and call options.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided, that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; provided further, that the Series may own real estate directly as a result of a default on securities the Series owns.

         7. Invest for the purpose of acquiring control of any company.

         8. To the extent that the Series invests in securities of other investment companies, it will only do so in accordance with the provisions of the Investment Company Act in effect at the time of the investment.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities. This restriction does not apply to the purchase of futures or options contracts.


Equity Securities
         Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Series invests will cause the net asset value of the Series to fluctuate.


Money Market Instruments
         The Capital Reserves Series may, from time to time, invest all or part of its available assets in money market instruments maturing in one year or less. Cash Reserve Series will invest all of its available assets in instruments which have a remaining maturity of 13 months or less at the time of acquisition and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply. The types of instruments which these Series may purchase are described below:

         1. U.S. Government Securities--Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes and bonds.

         2. U.S. Government Agency Securities--Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.

         3. Bank Obligations--Certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars, and certificates and issues of domestic savings and loan associations of one billion dollars in assets whose deposits are insured by the Federal Deposit Insurance Corporation. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Series to a greater risk of loss. The Series will only buy short-term instruments in nations where these risks are minimal. The Series will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Series. Either Series may invest more than 25% of its assets in foreign banks except that this limitation shall not apply to United States branches of foreign banks which are subject to the same regulations as United States banks or to foreign branches of United States banks where such a bank is liable for the obligations of the branch. This policy may be changed by the Board of Trustees without shareholder approval.

         Cash Reserve Series is subject to certain maturity, quality and diversification conditions applicable to taxable money market funds. Thus, if a bank obligation or, as relevant, its issuer is considered to be rated at the time of the proposed purchase, it or, as relevant, its issuer must be so rated in one of the two highest rating categories by at least two nationally-recognized statistical rating organizations or, if such security or, as relevant, its issuer is not so rated, the purchase of the security must be approved or ratified by the Board of Trustees in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply.

         4. Commercial Paper--Short-term promissory notes issued by corporations which at the time of purchase are rated A-2 or better by S&P or P-2 or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees or, if not rated, issued or guaranteed by a corporation with outstanding debt rated AA, Aa or better by S&P or Moody's. Cash Reserve Series invests in commercial paper in accordance with the restrictions set forth in the Prospectuses.

         5. Short-term Corporate Debt--In addition to the other debt securities described in the Prospectuses, corporate notes, bonds and debentures which at the time of purchase are rated AA or better by S&P or Aa or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees, provided such securities have one year or less remaining to maturity. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues. Cash Reserve Series invests in corporate notes, bonds and debentures in accordance with the restrictions set forth in the Prospectuses.

         The ratings of S&P, Moody's and other rating services represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. See Appendix A--Description of Ratings.


Additional Information on the Cash Reserve Series
         Cash Reserve Series intends to achieve its objective by investing its assets in a diversified portfolio of money market instruments. See Money Market Instruments above and Appendix A--Description of Ratings.

         The Series maintains its net asset value at $10 per share by valuing its securities on an amortized cost basis. See Offering Price. The Series maintains a dollar weighted average portfolio maturity of not more than 90 days and does not purchase any issue having a remaining maturity of more than 13 months. In addition, the Series limits its investments, including repurchase agreements, to those instruments which the Board of Trustees determines present minimal credit risks and which are of high quality. The Series may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity if it deems such actions appropriate to maintain a stable net asset value. While the Series will make every effort to maintain a fixed net asset value of $10 per share, there can be no assurance that this objective will be achieved.

         While the Series intends to hold its investments until maturity when they will be redeemable at their full principal value plus accrued interest, it may attempt, from time to time, to increase its yield by trading to take advantage of market variations. Also, revised evaluations of the issuer or redemptions may cause sales of portfolio investments prior to maturity or at times when such sales might otherwise not be desirable. The Series' right to borrow to facilitate redemptions may reduce but does not guarantee a reduction in the need for such sales. The Series will not purchase new securities while any borrowings are outstanding. See Dividends and Realized Securities Profits Distributions and Taxes for effect of any capital gains distributions.

         A shareholder's rate of return will vary with the general interest rate levels applicable to the money market instruments in which the Series invests. In the event of an increase in current interest rates, a national credit crisis or if one or more of the issuers became insolvent prior to the maturity of the instruments, principal values could be adversely affected. Investments in obligations of foreign banks and of overseas branches of U.S. banks may be subject to less stringent regulations and different risks than those of U.S. domestic banks. The rate of return and the net asset value will be affected by such other factors as sales of portfolio securities prior to maturity and the Series' operating expenses.


Average Weighted Maturity
         The Capital Reserves Series ordinarily maintains its average dollar weighted portfolio maturity within the five to seven year range, but not in excess of ten years. However, many of the securities in which the Series invests will have remaining maturities in excess of seven years. The Series may purchase individual securities with a remaining maturity of up to 15 years.

         Some of the securities in the Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Series will, when determining average weighted maturity, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

         Instruments such as GNMA, FNMA and FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Series' average weighted maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.


Asset-Backed Securities
         The Capital Reserves, Balanced, Cash Reserve, Strategic Income and Devon Series may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases (i.e., receivables on loans to car dealers for cars used in their showrooms) or other loans or financial receivables currently available or which may be developed in the future. For the Capital Reserves, Delaware, Strategic Income and Devon Series, all such securities must be rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's). It is the Cash Reserve Series' current policy to limit asset-backed investments to those rated in the highest rating category by a reputable rating agency (e.g., AAA by S&P or Aaa by Moody's) and represented by interests in credit card receivables, wholesale dealer floor plans, home equity loans and automobile loans.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases ever established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.


Mortgage-Backed Securities
         The Capital Reserves, Balanced, Strategic Income, Devon and REIT Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Series may invest in such private-backed securities, but the REIT Series will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

         The Capital Reserves, Balanced, Strategic Income and Devon each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

REITs
         The REIT Series invests in, and the Balanced, Strategic Income and Devon Series may invest in, REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass through of income under the Internal Revenue Code, and/or to maintain exemptions from the 1940 Act.


         The Series' investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks -- when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Convertible, Debt and Non-Traditional Equity Securities

         In addition to the Convertible Securities Series, the Balanced, Devon, Strategic Income, Emerging Markets, Social Awareness, REIT, Select Growth and U.S. Growth Series may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities rank ahead of common stock in a corporation's capital structure and therefore entail less risk than the corporation's common stock. However, convertible securities typically rank behind non-convertible securities of the same issuer. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. A convertible security's price depends on both its "investment value" (its value with the conversion privilege), and its "conversion value" (its market value if it were exchanged for the underlying security according to its conversion privilege). When a convertible security's investment value is greater than its conversion value, its price will primarily reflect its investment value. In this scenario, price will probably be most affected by interest rate changes, increasing when interest rates fall and decreasing when interest rates rise, similar to a fixed-income security. Additionally, the credit standing of the issuer and other factors may also have an effect on the convertible security's value. Conversely, when the conversion value approaches or exceeds the investment value, the price of the convertible security will rise above its investment value. The higher the convertible security's price relative to its investment value, the more direct the relationship between the changes in its price and changes in the price of the underlying equity security.

         A convertible security's price will typically provide a premium over the conversion value. This represents the additional price investors are willing to pay for a security that offers income, ranks ahead of common stock in a company's capital structure and also has the possibility of capital appreciation due to the conversion privilege.

       Because a convertible security has fixed interest or dividend payments, when the underlying stock declines, the convertible security's price is increasingly determined by its yield. For this reason, the convertible security may not decline as much as the underlying common stock. The extent of the price decline will also depend on the amount of the premium over its conversion value.

         Common stock acquired upon conversion of a convertible security will generally be held for so long as the investment manager anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objectives and policies.


         The Series may invest in convertible debentures without regard to rating categories. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The Series may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Series' ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of pricing the Series' portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.

         These Series may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         The Series may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock. An investment in such securities may involve additional risks. Unlike conventional convertible securities, enhanced convertible securities do not usually have a fixed maturity (par) value. Rather, such securities generally provide only for a mandatory conversion into cash or common stock. As a result, a Series risks loss of principal if the cash received or the price of the underlying common stock at the time of conversion is less than the price paid for the enhanced convertible security. Such securities may be more or less liquid than conventional convertible securities or non-convertible debt securities.

Private Placements
         Private placement securities are securities which have not been registered with the SEC and which are usually only sold to large, institutional investors. For various reasons, an issuer may prefer or be required as a practical matter to obtain private financing. Adverse conditions in the public securities markets may preclude a public offering of an issuer's securities. An issuer is often willing to provide more attractive features in securities issued privately, because it has avoided the expense and delay involved in a public offering. Private placements of debt securities have frequently resulted in higher yields and restrictive covenants that provide greater protection for the purchaser, such as longer call or refunding protection than would typically be available with publicly offered securities of the same type. Securities acquired through private placements may also have special features not usually characteristic of similar securities offered to the public, such as contingent interest or warrants for the purchase of the issuer's stock.

         What portion of the Convertible Securities Series' portfolio is invested in convertible securities purchased in private placements depends upon the relative attractiveness of those securities compared to convertible securities, which are publicly offered. Ordinarily, the Series expects that 50% of its portfolio may be invested in convertible securities purchased in private placements, but the percentage may be substantially greater or less than 50%, depending upon prevailing market conditions.

         The Series anticipates that substantially all of the private placements it purchases will be subject to Rule 144A under the 1933 Act and therefore, may be traded freely among qualified institutional buyers. Subject to procedures approved by the Series' Board of Trustees, Rule 144A securities may be treated as liquid and therefore not subject to the Series' 15% limitation on illiquid securities. The private placements the Series purchases will typically include registration rights for the convertible security and the underlying common stock. This requires the underlying common stock to be registered with the SEC, generally filed within one year of the private placement, consequently allowing us to trade the underlying common stock upon conversion. Such trading may be subject to certain contractual or legal restrictions.


Zero Coupon Bonds and Pay-In-Kind Bonds
         The Global Bond, Strategic Income, Convertible Securities and REIT Series may invest in zero coupon bonds. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Series have qualified as regulated investment companies under the Code. Accordingly, during periods when the Series receive no interest payments on their zero coupon securities, they will be required, in order to maintain their desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

         The Strategic Income Series may invest in pay-in-kind ("PIK") bonds. PIK bonds pay interest through the issuance to holders of additional securities. PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences similar to zero coupon bonds which could, under certain circumstances, be adverse to the Series.

Interest Rate and Index Swaps

         Balanced Series and Strategic Income Series may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. Capital Reserves Series and Global Bond Series may invest in interest rate swaps to the extent consistent with their respective investment objectives and strategies. A Series will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Series is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.


         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The Manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         The Balanced and Strategic Income Series may also engage in index swaps, also called total return swaps. In an index swap, a Series may enter into a contract with a counterparty in which the counterparty will make payments to the Series based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Series is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.


         Swap transactions provide several benefits to the Series. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of a fund is the weighted average of the durations of the fund's fixed income securities.


         If a Series wishes to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Series could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the fund will now be six months. In effect, a Series has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

         The Series may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. A Series could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Series gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

         Other uses of swaps could help permit the Series to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Series anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Series' potential loss is the net amount of payments the Series is contractually entitled to receive for one payment period (if any - the Series could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Series will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Series would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. The Series thus assume the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit the Series to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Series.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Series will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Series which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Series might theoretically be required to pay in a swap transaction.

         In order to ensure that a Series will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Series will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Series. Similarly, the extent to which the Series may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         A Series will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Series' payment obligations over its entitled payments with respect to each swap contract. To the extent that the Series is obligated by a swap to pay a fixed or variable interest rate, the Series may segregate securities that are expected to generate income sufficient to meet the Series' net payment obligations. For example, if a Series holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not be necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

         There is not a well developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). A Series will therefore treat all swaps as subject to its limitation on illiquid investments. For purposes of calculating these percentage limitations, a Series will refer to the notional amount of the swap.


         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.


When-Issued, "When, As and If Issued" and Delayed Delivery Securities and Forward Commitments
         Consistent with their respective objectives, the Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The Series may also purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. A Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.


         While the Series will only purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

Liquidity and Rule 144A Securities

         In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Convertible Securities, High Yield, REIT, Select Growth and U.S. Growth Series, which may invest up to 15% of their net assets in illiquid securities). For all Series, other than the International Equity, Small Cap Value, Trend, Global Bond, High Yield, Strategic Income, Emerging Markets, Convertible Securities, REIT, Select Growth and U.S. Growth Series, this policy shall extend to all restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") (described below), and repurchase agreements maturing in more than seven days. With respect to the International Equity, Small Cap Value, Trend, Global Bond, High Yield, Strategic Income, Emerging Markets, Convertible Securities, REIT, Select Growth and U.S. Growth Series and subject to the following paragraphs, this policy shall not limit the acquisition of securities purchased in reliance upon Rule 144A of the 1933 Act. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a Series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

         While maintaining oversight, the Board of Trustees has delegated to the respective investment manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid assets (15% in the case of Convertible Securities, High Yield,

REIT, Select Growth and U.S. Growth Series). The Board has instructed the managers to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the respective manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the applicable Series' holdings of illiquid securities exceed the Series' 10% limit on investment in such securities (15% in the case of Convertible Securities, High Yield, REIT, Select Growth and U.S. Growth Series), the respective manager will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.


Repurchase Agreements

         Each Series may, from time to time, enter into repurchase transactions which are at least 102% collateralized by U.S. government securities, except that the International Equity, Global Bond and Emerging Markets Series may accept as collateral any securities in which such Series may invest. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Series to invest temporarily available cash. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment managers believe that, barring extraordinary circumstances, the Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. The Series consider the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 to allow the funds in the Delaware Investments family jointly to invest cash balances. Each Series of the Fund (other than International Equity, Global Bond and Emerging Markets Series) may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.


Portfolio Loan Transactions

         Each Series, except for Cash Reserve Series, may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.


         It is the understanding of the Series' respective investment manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; 3) the Series must be able to terminate the loan after notice, at any time; 4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Series may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the Trustees to vote the proxy.

         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the Series' respective investment manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Series' respective investment manager.

Foreign Securities

         To the extent that each Series is authorized and intents to invest in foreign securities, investors should recognize that investing in securities of foreign issuers involves certain considerations, including those described in the Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain of the Series permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the Series' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a Series. Payment of such interest equalization tax, if imposed, would reduce such Series' rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986 (the "Code"), as amended, and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Series may make or enter into will be subject to the special currency rules described above.


         Emerging Markets. Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors (such as the Series) are subject to a variety of restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, Delaware International does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which a Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

         The issuers of the emerging market country government and government-related high yield securities in which a Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which a Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Depositary Receipts. Each Series (other than Cash Reserve Series) may make foreign investments through the purchase and sale of sponsored or unsponsored American, European and Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt.


Foreign Currency Transactions
         In connection with a Series' investment in foreign securities, a Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Series will account for forward contracts by marking to market each day at daily exchange rates.

         When a Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Series' assets denominated in such foreign currency, the Series' custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Series in an amount not less than the value of such Series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

Futures Contracts and Options on Futures Contracts

         Futures Contracts--Each of International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness, REIT, Select Growth and U.S. Growth Series may enter into futures contracts relating to securities, securities indices or interest rates. In addition, International Equity, Global Bond, Devon, Strategic Income, Emerging Markets, Convertible Securities and Social Awareness Series may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.


         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Series' current or intended investments from broad fluctuations in stock or bond prices. For example, a Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed-income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserve could then be used to buy long-term bonds on the cash market.

         International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may each purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may sell futures contracts on a foreign currency, for example, when a Series holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Series' loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, each of International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Series may also engage in currency "cross hedging" when, in the opinion of the Series' investment manager Delaware Management Company ("Delaware Management") or Delaware International Advisers Ltd. ("Delaware International"), as applicable, the historical relationship among foreign currencies suggests that a Series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.


         Options on Futures Contracts--Each of Devon, International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Emerging Markets, Convertible Securities, REIT, Select Growth, Social Awareness and U.S. Growth Series may purchase and write options on the types of futures contracts that Series could invest in.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

Options on Foreign Currencies
         International Equity, Global Bond, Strategic Income, Emerging Markets, Convertible Securities, REIT and U.S. Growth Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Series intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held (a) is equal to less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

         With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

Options

         Each Series, except for Cash Reserve Series, may write call options and purchase put options on a covered basis only. International Equity, Global Bond, Emerging Markets, Convertible Securities, REIT, Select Growth and U.S. Growth Series may also purchase call options. These Series also may enter into closing transactions with respect to such options transactions. No Series will engage in option transactions for speculative purposes.

         To the extent authorized to engage in option transactions, the Series may invest in options that are Exchange listed and Devon, International Equity, Global Bond, Emerging Markets, Convertible Securities, REIT, Select Growth Social Awareness and U.S. Growth Series may also invest in options that are traded over-the-counter. The other Series reserve the right to invest in over-the-counter options upon written notice to their shareholders. Certain over-the-counter options may be illiquid. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions and this may have an adverse impact on a Series' ability to effectively hedge its securities. The Devon, International Equity, Global Bond, Emerging Markets, Convertible Securities, REIT, Select Growth, Social Awareness and U.S. Growth Series will only enter into such options to the extent consistent with its limitation on investments in illiquid securities.


         A. Covered Call Writing--A Series may write covered call options from time to time on such portion of its portfolio, without limit, as the respective investment manager determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to such options, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         A Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Put Options--A Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         C. Purchasing Call Options--International Equity, Global Bond, Emerging Markets, Convertible Securities, REIT, Select Growth and U.S. Growth Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets. When the Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Series may expire without any value to the Series.


         D. Options on Stock Indices--The Devon, Growth Opportunities, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT, Select Growth and U.S. Growth Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.


         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, Devon, Growth Opportunities, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT, Select Growth and U.S. Growth Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         The Series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities. Since the Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Series bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Series' ability to effectively hedge its securities. The Series will enter into an option position only if there appears to be a liquid secondary market for such options.

         Growth Opportunities, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT, Select Growth and U.S. Growth Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

         E. Writing Covered Puts--Convertible Securities, REIT, Select Growth and U.S. Growth Series may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Series' portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Series will write only "covered" options. In the case of a put option written (sold) by the Series, the Series will, through its custodian, deposit and maintain cash and short-term U.S. Treasury obligations with a securities depository or the custodian having a value equal to or greater than the exercise price of the underlying security.

         F. Closing Transactions-- If a Series has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that either a closing purchase or sale transaction can be effected when a Series so desires. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series. If a Series purchases a put option, the loss to the Series is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit a Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

Investment Company Securities

         Any investments that International Equity, Strategic Income, Emerging Markets and Social Awareness Series makes in either closed-end or open-end investment companies (in the case of Emerging Markets and Social Awareness Series) will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Series may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Series' total assets in the shares of any one investment company; nor (3) invest more than 10% of the Series' total assets in shares of other investment companies. If a Series elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Emerging Markets and Social Awareness Series' investments in unregistered investment companies.


Unseasoned Companies
         Social Awareness Series may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Series may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

         In addition, as a matter of non-fundamental policy, Social Awareness Series will adhere to a Social Criteria strategy:

         Vantage will utilize the Social Investment Database published by KLD in determining whether a company is engaged in any activity precluded by the Series' Social Criteria. The Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit a concern or a major concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to such Social Criteria, or other factors selected by KLD. The social screening undergoes continual refinement and modification.

         Pursuant to the Social Criteria presently in effect, the Series will not knowingly invest in or hold securities of companies which engage in:

         1. Activities which result or are likely to result in damage to the natural environment;

         2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;

         3. The manufacture of, or contracting for, military weapons; or

         4. The liquor, tobacco or gambling industries.

         Because of its Social Criteria, the Series may not be able to take the same advantage of certain investment opportunities as do funds which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by the Series according to its objective and policies described in the Prospectus.

         The Series will commence the orderly sale of securities of a company when it is determined by Vantage Investment Advisors ("Vantage") that such company no longer adheres to the Social Criteria. The Series will sell such securities in a manner so as to minimize any adverse affect on the Series' assets. Typically, such sales will be made within 90 days from the date of Vantage's determination, unless a sale within the 90 day period would produce a significant loss to the overall value of the Series' assets.

Lower-Rated Debt Securities
         U.S. Growth, High Yield, Strategic Income, Convertible Securities and Emerging Markets Series may purchase high yield, high risk securities, commonly known as "junk bonds." These securities are rated lower than Baa by Moody's or lower than BBB by S&P and are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See Appendix A - Description of Ratings in this Part B.

         The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Series to value its portfolio securities and the Series' ability to dispose of these lower-rated debt securities.

         Since the risk of default is higher for lower-quality securities, the investment manager's and/or sub-adviser's research and credit analysis is an integral part of managing any securities of this type held by the Series. In considering investments for the Series, the investment manager and/or sub-adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The investment manager's and/or sub-adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

         The Series may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Mortgage Dollar Rolls
         U.S. Growth Series may enter into mortgage "dollar rolls" in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by the Series of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Series being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker/dealer to whom the Series sells the security becomes insolvent, the Series' right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Series is required to repurchase may be worth less than the security that the Series originally held, and the return earned by the Series with the proceeds of a dollar roll may not exceed transaction costs. The Series will place U.S. government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.




Combined Transactions

         U.S. Growth Series may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the investment manager, it is in the best interests of the Series to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars
         U.S. Growth Series may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. The Series intends to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Series will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Series believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Series will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the investment manager and/or sub-adviser. If there is a default by the counterparty, the Series may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments
         U.S. Growth Series may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Series might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Reverse Repurchase Agreements
         U.S. Growth Series is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by the Series and its agreement to repurchase the security at a specified time and price. The Series will maintain in a segregated account with the Custodian cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the Series; accordingly, the Series will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the Series creates leverage which increases the Series' investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Series' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

"Roll" Transactions
         U.S. Growth Series may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which the Series may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by the Series; accordingly, the Series will limit its use of these transactions, together with any other borrowings, to no more than one-fourth of its total assets. The Series will segregate liquid assets such as cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Series' aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Series temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of the Series' portfolio securities decline while the Series is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Series' aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

Variable and Floating Rate Notes
         Variable rate master demand notes, in which U.S. Growth Series may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. The Series will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between the Series and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Series may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.


         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Series will be determined by the Series' investment manager under guidelines established by the Series' Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Series' investment policies. In making such determinations, the investment manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Series, the Series may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Series to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Series could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Series' total assets only if such notes are subject to a demand feature that will permit the Series to demand payment of the principal within seven days after demand by the Series. If not rated, such instruments must be found by the Series' investment manager under guidelines established by the Fund's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. See Appendix A for a description of the rating symbols of S&P and Moody's. The Series may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

Concentration

         In applying a Series' fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

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ACCOUNTING AND TAX ISSUES

         When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, a Series recognizes a capital gain. If a Series enters into a closing purchase transaction with respect to an option which a Series has written, a Series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, a Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, a Series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

         Options on Certain Stock Indices--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the Growth Opportunities, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT, Select Growth and U.S. Growth Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

         Other Tax Requirements--Each Series has qualified, or intends to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, a Series will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         In order to qualify as a regulated investment company for federal income tax purposes, a Series must meet certain specific requirements, including:

         (i) The Series must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Series' total assets, and, with respect to 50% of the Series' total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Series' total assets;

         (ii) The Series must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) The Series must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years, and

         (iv) The Series must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Series for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Series as a regulated investment company.

         The Code requires the Series to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Series) to you by December 31 of each year in order to avoid federal excise taxes. The Series intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Series must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Series will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--A Series is authorized to invest a limited amount in foreign securities. Such investments, if made, will have the following additional tax consequences to a Series:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Series accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Series actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Series' net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Series.

         If the Series' Section 988 losses exceed the Series' other net investment company taxable income during a taxable year, the Series generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Series shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Series shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require the Series to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under the Series' current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, the Series will be required to record a fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of the Series' foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Series may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Series at the end of its fiscal year are invested in securities of foreign corporations, the Series may elect to pass-through to you your pro rata share of foreign taxes paid by the Series. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the Series) and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the Series). If the Series elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the Series invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by the Series. In this case, these taxes will be taken as a deduction by the Series, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the Series. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Series to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by the Series. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. This simplified procedure was not available until calendar year 1998.

         Investment in Passive Foreign Investment Company Securities--The Series may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Series receives an "excess distribution" with respect to PFIC stock, the Series itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Series to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Series held the PFIC shares. The Series itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Series taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Series. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Series distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Series may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Series' PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Series would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Series were to make this second PFIC election, tax at the Series level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Series (if any), the amounts distributable to you by the Series, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Series acquires shares in that corporation. While the Series will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by the Series, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce the Series' income available for distribution to you, and may cause some or all of the Series' previously distributed income to be classified as a return of capital.

PERFORMANCE INFORMATION

         Contract owners and prospective investors will be interested in learning from time to time the current yield of High Yield, Capital Reserves, Global Bond and Strategic Income Series and, in addition, the effective compounded yield of Cash Reserve Series. Advertisements of performance of the underlying Series, if any, will be accompanied by a statement of performance of the separate account. As explained under Dividends and Realized Securities Profits Distributions, dividends for Capital Reserves and Cash Reserve Series are declared daily from net investment income, dividends for Global Bond Series are declared quarterly and dividends for High Yield and Strategic Income Series are declared annually. Yield will fluctuate as income earned fluctuates. On May 1, 2000, the Delchester Series' name was changed High Yield Series and the Series' investment objective changed from high current income to total return and, as a secondary objective, high current income. Performance shown in this section is that of the Standard Class shares of the Series, which do not carry a 12b-1 fee.

         The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in this section is the performance of the Standard Class shares of the Series, which do not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.


         From time to time, the Fund may state each Series' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Series' average annual total rate of return over the most recent one-year period, five-year period and ten-year period or lifetime period, if applicable. Each Series may also advertise aggregate and average total return information over additional periods of time.

         Each Series' average annual total rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                          n

                                    P(1+T) = ERV

         Where:       P   =   a hypothetical initial purchase order of $1,000;

                      T   =   average annual total return;

                      n   =   number of years;

                    ERV   =   redeemable value of the hypothetical $1,000
                              purchase at the end of the period.


         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes all distributions are reinvested at net asset value.

         The performance , as shown below, is the average annual total return quotations through December 31, 1999. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance. The average annual total return performance is the performance of the Standard Class shares of the Series, which do not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee noted above.


                                               Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
Series*                           1 year ended       3 years ended       9 years ended       10 years ended      Life of Fund
                                    12/31/99           12/31/99            12/31/99             12/31/99
-------------------------------------------------------------------------------------------------------------------------------
Balanced                             -7.85%               11.38%              15.18%              12.16%              12.21%
(Inception 7/28/88)
-------------------------------------------------------------------------------------------------------------------------------
Capital Reserves                      0.28%                4.83%               6.46%               6.13%               6.40%
(Inception 7/28/88)
-------------------------------------------------------------------------------------------------------------------------------
Cash Reserve                          4.81%                5.00%               5.08%               4.79%               5.22%
(Inception 7/28/88)
-------------------------------------------------------------------------------------------------------------------------------
Convertible Securities                6.97%                  N/A                 N/A                 N/A               8.18%
(Inception 5/1/97)
-------------------------------------------------------------------------------------------------------------------------------
Devon                               -10.13%                  N/A                 N/A                 N/A              14.00%
(Inception 5/1/97)
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                     48.28%                  N/A                 N/A                 N/A              -4.31%
(Inception 5/1/97)
-------------------------------------------------------------------------------------------------------------------------------
Global Bond                          -3.60%                1.59%                 N/A                 N/A               4.43%
(Inception 5/2/96)
-------------------------------------------------------------------------------------------------------------------------------
Growth and Income                    -2.98%               12.27%              18.39%              11.95%              11.73%
(Inception 7/28/88)
-------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities                 62.94%               30.54%              26.95%                 N/A              17.75%
(Inception 7/12/91)
-------------------------------------------------------------------------------------------------------------------------------
High Yield                           -2.64%                2.79%               7.19%               8.77%               8.37%
(Inception 7/28/88)
-------------------------------------------------------------------------------------------------------------------------------
International Equity
(Inception 10/29/92                  15.76%               10.83%              13.24%                 N/A              11.77%
-------------------------------------------------------------------------------------------------------------------------------
REIT Series                          -2.61%                  N/A                 N/A                 N/A              -7.00%
(Inception 5/4/98)
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                      -4.86%                6.38%              12.81%                 N/A              11.07%
(Inception 12/27/93)
-------------------------------------------------------------------------------------------------------------------------------
Social Awareness                     12.91%                  N/A                 N/A                 N/A              21.27%
(Inception 5/1/97)
-------------------------------------------------------------------------------------------------------------------------------
Strategic Income                     -3.29%                  N/A                 N/A                 N/A               1.99%
(Inception 5/1/97)
-------------------------------------------------------------------------------------------------------------------------------
Trend                                70.45%               33.89%              29.97%                 N/A              24.68%
(Inception 12/27/93)
-------------------------------------------------------------------------------------------------------------------------------


* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

         High Yield, Capital Reserves, Global Bond and Strategic Income Series may also quote its current yield, calculated as described below, in advertisements and investor communications.

         The yield computation for High Yield, Capital Reserves, Global Bond and Strategic Income Series is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                          a-b      6
                             YIELD = 2[(-------- + 1) -- 1]
                                          cd


         Where:   a  =  dividends and interest earned during the period;

                  b  =  expenses accrued for the period (net of reimbursements);

                  c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends;

                  d  =  the maximum offering price per share on the last day of the period.


         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by the Series. The yields of High Yield, Capital Reserves and Strategic Income Series as of December 31, 1999 using this formula were 11.72%, 6.39% and 8.37%, respectively. The yield shown is that of the Standard Class shares of the Series, which do not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee noted above.


         Yield quotations are based on the offering price determined by the Series' net asset value on the last day of the period and will fluctuate depending on the period covered.

         Cash Reserve Series may also quote its current yield in advertisements and investor communications.

         Yield calculation for Cash Reserve Series begins with the value of a hypothetical account of one share at the beginning of a seven-day period; this is compared with the value of that same account at the end of the same period (including shares purchased for the account with dividends earned during the period). The net change in the account value is generally the net income earned per share during the period, which consists of accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses (excluding expenses reimbursed by the investment manager) but does not include realized gains or losses or unrealized appreciation or depreciation.

         The current yield of Cash Reserve Series represents the net change in this hypothetical account annualized over 365 days. In addition, a shareholder may achieve a compounding effect through reinvestment of dividends which is reflected in the effective yield shown below.

         The following is an example, for purposes of illustration only, of the current and effective yield calculations for Cash Reserve Series for the seven-day period ended December 31, 1999. Yield shown below is that of the Standard Class shares of the Series, which do not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee noted above.


Value of a hypothetical account with one share at the beginning of the period                  $10.00000000

Value of the same account at the end of the period                                              10.01010474

Net change in account value                                                                       .01010474*

Base period return = net change in account value/beginning account value                         .001010474

Current yield [base period return x (365/7)]                                                          5.27%**

Effective yield (1 + base period)365/7 - 1                                                            5.41%***

Weighted average life to maturity of the portfolio on December 31, 1999 was 48 days.



* This represents the net income per share for the seven calendar days ended December 31, 1999.
** This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 1999.
*** This represents the current yield for the seven calendar days ended December
    31, 1999 compounded daily.

         The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in Cash Reserve Series' portfolio, their quality and length of maturity and the Series' operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of the investment.

         The yield will fluctuate daily as the income earned on the investments of Cash Reserve Series fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Fund is an open-end investment company and that there is no guarantee that the net asset value or any stated rate of return will remain constant. Investment performance is not insured. Investors comparing results of Cash Reserve Series with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by Cash Reserve Series. Although Cash Reserve Series determines the yield on the basis of a seven-calendar-day period, it may, from time to time, use a different time span.

         Other funds of the money market type may calculate their yield on a different basis and the yield quoted by the Series could vary upward or downward if another method of calculation or base period were used.

         Investors should note that income earned and dividends paid by High Yield, Capital Reserves, Global Bond and Strategic Income Series will also vary depending upon fluctuations in interest rates and performance of each Series' portfolio. The net asset value of each Series may change. Unlike Cash Reserve Series, High Yield, Capital Reserves, Global Bond and Strategic Income Series invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Series' net asset values will tend to rise when interest rates fall. Conversely, the Series' net asset values will tend to fall as interest rates rise.

Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Series will vary from day to day and investors should consider the volatility of the Series' net asset values as well as their yields before making a decision to invest.

Comparative Information
         From time to time, each Series may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Series may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International
(MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Salomon Brothers World Government Bond Index. Performance also may be compared to the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Series may invest and the assumptions that were used in calculating the blended performance will be described.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Series' performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         Each Series may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Series may invest and the assumptions that were used in calculating the blended performance will be described.

        Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Series may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Series. The Series may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Series may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Series (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Series), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Series. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Series may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Series. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Series and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management and tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Series and may illustrate how to find the listings of the Series in newspapers and periodicals. Materials may also include discussions of other Series, products, and services.

         The Series may quote various measures of volatility and benchmark correlation in advertising. In addition, the Series may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Series may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Series may include information regarding the background and experience of its portfolio managers.

         The following table is an example, for purposes of illustration only, of cumulative total return performance through December 31, 1999. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods. Cumulative total return is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee noted above.

                                                 Cumulative Total Return
------------------------------------------------------------------------------------------------------------------------------------
        Series*          3 months      6 months   9 months ended   1 year        3 years       5 years     10 years    Life of Fund
                          ended          ended      12/31/99        ended         ended         ended        ended
                         12/31/99      12/31/99                   12/31/99      12/31/99      12/31/99     12/31/99
------------------------------------------------------------------------------------------------------------------------------------
Balanced                     1.52%      -7.73%       -1.81%         -7.85%        38.16%       102.71%      214.98%        273.14%
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
Capital Reserves             0.12%       0.91%        0.11%          0.28%        15.21%        36.75%       81.24%        103.28%
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
Cash Reserve                 1.29%       2.49%        3.64%          4.81%        15.75%        28.12%       59.60%         78.94%
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities       8.70%       4.45%        8.40%          6.97%           N/A           N/A          N/A         23.37%
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Devon                        2.33%     -10.04%       -1.94%        -10.13%           N/A           N/A          N/A         41.91%
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets            22.99%      17.16%       43.10%         48.28%           N/A           N/A          N/A        -11.10%
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Global Bond                 -2.19%      -1.99%       -2.84%         -3.60%         4.86%           N/A          N/A         17.22%
(Inception 5/2/96)
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income            1.50%      -8.29%       -2.17%         -2.98%        41.52%       132.55%      209.19%        255.07%
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities        46.48%      44.12%       61.03%         62.94%       122.44%       229.78%          N/A        299.23%
(Inception 7/12/91)
------------------------------------------------------------------------------------------------------------------------------------
High Yield                   0.04%      -3.18%       -3.95%         -2.64%         8.61%        41.49%      131.70%        150.69%
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
International Equity         8.76%       6.88%       13.18%         15.76%        36.14%        86.25%          N/A        122.21%
(Inception 10/29/92)
------------------------------------------------------------------------------------------------------------------------------------
REIT                            0%      -7.47%        3.22%         -2.61%           N/A           N/A          N/A        -11.38%
(Inception 5/4/98)
------------------------------------------------------------------------------------------------------------------------------------
Select Growth               42.47%      40.65%          N/A            N/A           N/A           N/A          N/A         42.90%
(Inception 5/1/99)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value              1.45%      -8.24%        5.64%         -4.86%        20.39%        82.72%          N/A         88.02%
(Inception 12/27/93)
------------------------------------------------------------------------------------------------------------------------------------
Social Awareness            14.81%       7.92%       13.22%         12.91%           N/A           N/A          N/A         67.38%
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income            -0.21%      -1.13%       -3.69%         -3.29%           N/A           N/A          N/A          5.41%
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Trend                       34.16%      40.90%       66.22%         70.45%       140.04%       270.92%          N/A         276.86
(Inception 12/27/93)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Growth Series            N/A         N/A          N/A            N/A           N/A           N/A           N/A          5.90%
(Inception 11/15/99)
------------------------------------------------------------------------------------------------------------------------------------

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

         Because every investor's goals and risk threshold are different, certain advertising and other related literature may provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, information may be provided discussing the respective investment manager's overriding investment philosophy and how that philosophy affects investment disciplines of the Series and other funds in the Delaware Investments family employed in meeting their objectives.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Prices of securities such as stocks and bonds tend to move up and down over various market cycles and are generally intended for longer term investing. Money market funds, which typically maintain stable prices, are generally intended for your short-term investment needs and can often be used as a basis for building a long-term investment plan.

         Though logic says to invest when prices are low, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule.

         Dollar-cost averaging looks simple and it is, but there are important things to remember. Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                             Number
           Investment                  Price Per          of Shares
           Amount                          Share          Purchased

Month 1    $100                           $10.00                 10
Month 2    $100                           $12.50                  8
Month 3    $100                            $5.00                 20
Month 4    $100                           $10.00                 10
-------------------------------------------------------------------------
           $400                           $37.50                 48


Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of a Series.

THE POWER OF COMPOUNDING

         As part of your Variable Annuity contract, any earnings from your investment selection are automatically reinvested to purchase additional shares of a Series. This gives your investment yet another opportunity to grow. It's called the Power of Compounding. Each Series may included illustrations showing the Power of Compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

         The Fund or, in the case of International Equity, Global Bond and Emerging Markets Series, Delaware International, selects banks, brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the investment manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is in the equivalent of a commission.

         During the fiscal years ended December 31, 1997, 1998 and 1999, the aggregate dollar amounts of brokerage commissions were paid by the Series noted below:


--------------------------------------------------------------------------------
                                          1997             1998            1999
--------------------------------------------------------------------------------
Balanced Series                       $120,307         $165,591        $393,756
--------------------------------------------------------------------------------
Convertible Securities Series(1)        $5,517          $10,155          $4,891
--------------------------------------------------------------------------------
Devon Series(1)                        $21,022          $83,285        $244,079
--------------------------------------------------------------------------------
Emerging Markets Series(1)             $28,640          $21,763         $15,994
--------------------------------------------------------------------------------
Growth and Income Series              $518,762       $1,020,668      $1,371,136
--------------------------------------------------------------------------------
Growth Opportunities Series           $270,393         $308,645        $262,630
--------------------------------------------------------------------------------
International Equity Series           $215,242         $121,978        $143,149
--------------------------------------------------------------------------------
REIT Series(2)                             N/A          $13,326         $24,542
--------------------------------------------------------------------------------
Select Growth Series(3)                    N/A              N/A         $35,470
--------------------------------------------------------------------------------
Small Cap Value Series                $119,689         $198,194        $194,772
--------------------------------------------------------------------------------
Social Awareness Series(1)              $7,416          $25,636         $18,920
--------------------------------------------------------------------------------
Trend Series                          $182,867         $269,355        $233,253
--------------------------------------------------------------------------------
U.S. Growth Series(4)                      N/A              N/A          $3,285
--------------------------------------------------------------------------------

(1)     Commenced operations on May 1, 1997.
(2)     Commenced operations on May 4, 1998.
(3)     Commenced operations on May 1, 1999.
(4)     Commenced operations on November 15, 1999.


         The respective investment manager may allocate out of all commission business generated by all of the funds and accounts under management by the respective investment manager, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the respective investment manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended December 31, 1998, portfolio transactions of the following Series in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided:

------------------------------------------------------------------------------
                                          Portfolio                Brokerage
------------------------------------------------------------------------------
                                       Transactions              Commissions
------------------------------------------------------------------------------
                                            Amounts                  Amounts
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Balanced Series                       $102,012,726                 $152,619
------------------------------------------------------------------------------
Convertible Securities Series             $814,380                   $1,333
------------------------------------------------------------------------------
Devon Series                           $60,928,285                  $94,548
------------------------------------------------------------------------------
Growth and Income Series              $262,429,255                 $322,247
------------------------------------------------------------------------------
Growth Opportunities Series            $10,190,304                  $17,292
------------------------------------------------------------------------------
International Equity Series             $2,868,580                   $5,717
------------------------------------------------------------------------------
REIT Series                             $4,172,451                  $10,160
------------------------------------------------------------------------------
Small Cap Value Series                 $41,069,657                 $116,137
------------------------------------------------------------------------------
Social Awareness Series                 $2,795,366                   $5,581
------------------------------------------------------------------------------
Trend Series                            $4,595,581                   $6,702
------------------------------------------------------------------------------
U.S. Growth Series (1)                  $1,973,176                   $1,773
------------------------------------------------------------------------------

(1) Commenced operations on November 15, 1999.


         As provided in the Securities Exchange Act of 1934 and the Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the respective investment manager which constitute in some part brokerage and research services used by the respective investment manager in connection with its investment decision-making process and constitute in some part services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the respective investment manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The respective investment manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the respective investment manager and the Fund's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Rules of Fair Practice of the NASD Regulation, Inc., and subject to seeking best execution, the Fund may place orders with broker/dealers which have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds shares as a factor in the selection of brokers and dealers to execute Series portfolio transactions.

Portfolio Turnover

         The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for each Series. Given the respective Series' investment objectives, the Fund anticipates that the annual portfolio turnover rates are not expected to exceed 100% for the Convertible Securities, Growth and Income, International Equity, Emerging Markets, Small Cap Value, Social Awareness and REIT Series, 200% for the Capital Reserves Series, and may exceed 100% for the Balanced, Devon, Global Bond, Growth Opportunities, High Yield, Select Growth, Strategic Income, Trend and U.S. Growth Series . It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated. The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.


         The degree of portfolio activity may affect brokerage costs incurred by each Series. A turnover rate of 100% would occur, for example, if all the investments in a Series' portfolio at the beginning of the year were replaced by the end of the year. In investing to achieve their respective objective, a Series may hold securities for any period of time. Portfolio turnover will also be increased if a Series writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series' shares.

         The portfolio turnover rates for the Series noted below for the past two fiscal years were as follows:

-------------------------------------------------------------------------------
                                    Year Ended               Year Ended
-------------------------------------------------------------------------------
Series                              December 31, 1999        December 31, 1998
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Balanced Series                          107%                      94%
-------------------------------------------------------------------------------
Capital Reserves Series                  129%                     166%
-------------------------------------------------------------------------------
Convertible Securities Series             35%                      77%
-------------------------------------------------------------------------------
Devon Series                             101%                      34%
-------------------------------------------------------------------------------
Emerging Markets Series                   20%                      38%
-------------------------------------------------------------------------------
Global Bond Series                       100%                      79%
-------------------------------------------------------------------------------
Growth and Income Series                  92%                      81%
-------------------------------------------------------------------------------
Growth Opportunities Series              132%                     142%
-------------------------------------------------------------------------------
High Yield Series                        110%                      86%
-------------------------------------------------------------------------------
International Equity Series                9%                       5%
-------------------------------------------------------------------------------
REIT Series                               33%                      39%*
-------------------------------------------------------------------------------
Select Growth Series                     174%**                    N/A
-------------------------------------------------------------------------------
Small Cap Value Series                    47%                      45%
-------------------------------------------------------------------------------
Social Awareness Series                   22%                      30%
-------------------------------------------------------------------------------
Strategic Income Series                  101%                     143%
-------------------------------------------------------------------------------
Trend Series                              82%                     121%
-------------------------------------------------------------------------------
U.S. Growth Series                         0%***                   N/A
-------------------------------------------------------------------------------

  *   Annualized.  Commenced operations on May 4, 1998.
 **   Annualized.  Commenced operations on May 1, 1999.
***   Commenced operations on November 15, 1999.

OFFERING PRICE

         The offering price of shares is the net asset value per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no sales charge.

         The purchase will be effected at the net asset value next computed after the receipt of Federal Funds provided they are received by the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in SEC or the Fund's change in time of closing, the Fund reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

         An example showing how to calculate the net asset value per share is included in the Series' financial statements which are incorporated by reference into this Part B.


The net asset value per share is computed by adding the value of all securities and other assets in a Series' portfolio, deducting any liabilities of that Series and dividing by the number of that Series' shares outstanding. Expenses and fees are accrued daily. Each Series' net asset value per share is computed by adding the value of all the securities and other assets in the Series' portfolio, deducting any liabilities of the Series, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Series' total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities , currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

Money Market Series
         The Board of Trustees has adopted certain procedures to monitor and stabilize the price per share of Cash Reserve Series. Calculations are made each day to compare part of the Series' value with the market value of instruments of similar character. At regular intervals all issues in the portfolio are valued at market value. Securities maturing in more than 60 days are valued more frequently by obtaining market quotations from market makers. The portfolio will also be valued by market makers at such other times as is felt appropriate. In the event that a deviation of more than 1/2 of 1% exists between the Series' $10 per share offering and redemption prices and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated, such as changing the price to more or less than $10 per share.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS


         Dividends for the Capital Reserves Series are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Fund's fiscal year ends on December 31.

         For the Balanced and Growth and Income Series, the Fund will make payments from the Series' net investment income quarterly. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.

         For the Select Growth, Convertible Securities, Global Bond, Growth Opportunities, Devon, High Yield, International Equity, Small Cap Value, Trend, Emerging Markets, Social Awareness, Strategic Income, REIT and U.S. Growth Series, the Fund will make payments from the Series' net income and net realized securities profits, if any, once a year.


         All dividends and distributions are automatically reinvested in additional Series shares.

Cash Reserve Series
         The Fund declares a dividend of this Series' net investment income on a daily basis, to shareholders of record at the time of the previous calculation of the Series' net asset value, each day that the Fund is open for business. Payment of dividends will be made monthly. The amount of net investment income will be determined at the time the offering price and net asset value are determined (see Offering Price), and shall include investment income accrued, less the estimated expenses of the Series incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared at the time the offering price and net asset value are determined, as noted above, will be deducted immediately before the net asset value calculation is made. See Offering Price. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. An investor begins earning dividends when payments for shares purchased are converted into Federal Funds and are available for investment.

         To the extent necessary to maintain a $10 per share net asset value, the Board of Trustees will consider temporarily reducing or suspending payment of daily dividends, or making a distribution of realized securities profits or other distributions at the time the net asset value per share has changed.

TAXES

         Each Series has qualified, or intends to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, a Series will not be subject to federal income tax to the extent its earnings are distributed and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         Each Series of the Fund is treated as a single tax entity, and any capital gains and losses for each series are calculated separately. It is the Series' policy to pay out substantially all net investment income and net realized gains to relieve the Fund of federal income tax liability on that portion of its income paid to shareholders under the Internal Revenue Code.

         The Series does not have a fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Series intends to offset realized securities profits to the extent of the capital losses carried forward.

         All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares.

         Under the Taxpayer Relief Act of 1997 (the "1997 Act"), as revised by the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act") and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Series is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories:

         Long-term capital gains": gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holder are taxed at the 20% rate when distributed to shareholders (10% for individual investors in the 15% tax bracket).

         "Short -term capital gains": Gains on securities sold by a Series that do not meet the long-term holdings period are considered short term capital gains and are taxable as ordinary income.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individual who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

         Delaware Management Company ("Delaware Management"), located at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, furnishes investment management services to Growth and Income, High Yield, Capital Reserves, Cash Reserve, Growth Opportunities, Balanced, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities, Social Awareness, REIT, Select Growth and U.S. Growth Series. Delaware International Advisers Ltd. ("Delaware International"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment management services to International Equity, Global Bond and Emerging Markets Series. Such services are provided subject to the supervision and direction of the Fund's Board of Trustees. Delaware International is affiliated with Delaware Management.


       Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management and its affiliates within Delaware Investments, including Delaware International, were supervising in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company ($19,579,950,000) accounts. Delaware Management is a series of Delaware Management Business Trust. Delaware Management changed its form of organization from a corporation to a business trust on March 1, 1998.


         The Investment Management Agreements for each Series are dated December 15, 1999 and were approved the initial shareholder on that date. The Agreements will remain in effect for an initial period of two years. The Agreements may be renewed only if such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the Trustees of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the Trustees of the Fund or by the respective investment manager. The Agreements will terminate automatically in the event of their assignments.

         Under the Investment Management Agreement, Delaware Management or Delaware International is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of a Series:

--------------------------------------------------------------------------------
Series                               Management Fee Rate

--------------------------------------------------------------------------------
Capital Reserves Series              0.50% on the first $500 million
                                     0.475% on the next $500 million
                                     0.45% in the next $1.5 billion
                                     0.425% on assets in excess of $2.5 billion

--------------------------------------------------------------------------------
Cash Reserve Series                  0.45% on the first $500 million
                                     0.40% on the next $500 million
                                     0.35% on the next $1.5 billion
                                     0.30% on assets in excess of $2.5 billion

--------------------------------------------------------------------------------
Convertible Securities Series        0.75% on the first $500 million
Global Bond Series                   0.70% on the next $500 million
Growth Opportunities Series          0.65% in the next $1.5 billion
REIT Series                          0.60% on assets in excess of $2.5 billion
Select Growth Series
Small Cap Value Series
Social Awareness Series
Trend Series

--------------------------------------------------------------------------------
Balanced Series                      0.65% on the first $500 million
Devon Series                         0.60% on the next $500 million
Growth and Income Series*            0.55% in the next $1.5 billion
High Yield Series                    0.50% on assets in excess of $2.5 billion
Strategic Income Series
U.S. Growth Series

--------------------------------------------------------------------------------
Emerging Markets Series              1.25% on the first $500 million
                                     1.20% on the next $500 million
                                     1.15% in the next $1.5 billion
                                     1.10% on assets in excess of $2.5 billion

--------------------------------------------------------------------------------
International Equity Series          0.85% on the first $500 million
                                     0.80% on the next $500 million
                                     0.75% in the next $1.5 billion
                                     0.70% on assets in excess of $2.5 billion
--------------------------------------------------------------------------------

* Delaware Management has agreed to voluntarily waive its management fee so as not to exceed an annual rate of 0.60% of average daily net assets.

         The respective investment manager administers the affairs of and is ultimately responsible for the investment management of each of the Series to which it provides investment management services. In addition, Delaware Management pays the salaries of all Trustees, officers and employees who are affiliated with both it and the Fund.

         Subject to the overall supervision of Delaware Management, Delaware International manages the international sector of Strategic Income Series' portfolio and furnishes Delaware Management with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to Delaware Management, Delaware Management pays the Sub-Adviser a fee equal to one-third of the fee paid to Delaware Management under the terms of Strategic Income Series' Investment Management Agreement.


         Pursuant to the terms of Sub-Advisory Agreements with Delaware Management, Vantage Investment Advisors ("Vantage") participates in the management of Social Awareness Series' assets. Vantage is responsible for day-to-day investment management of the Series, makes investment decisions for the Series in accordance with the Series' investment objectives and stated policies and places orders on behalf of the Series to effect the investment decisions made. Delaware Management continues to have ultimate responsibility for all investment advisory services in connection with the management of the Series pursuant to the Investment Management Agreement and supervises Vantage's performance of such services. For the services provided to Delaware Management, Delaware Management pays Vantage a fee equal to (i) 0.25% of average daily net assets up to $20 million; (ii) 0.35% of average daily net assets on the next $30 million; and (iii) 0.40% of average daily net assets over $50 million. Vantage's address is 405 Lexington Avenue, New York, NY 10174.


         Lincoln Investment Management, Inc. ("Lincoln"), a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National"), acts as sub-adviser to Delaware Management with respect to REIT Series. In its capacity as sub-adviser, Lincoln furnishes Delaware Management with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to the securities in which the Series may invest. Lincoln receives 30% of the advisory fee paid to Delaware Management for acting as sub-adviser to Delaware Management with respect to the Series. Lincoln's address is 200 E. Berry Street, Fort Wayne, Indiana 46802.

On December 31, 1999, the total net assets of the Fund were $2,241,511,798, broken down as follows:

-------------------------------------------------------------------
Balanced Series                                      $172,002,302
-------------------------------------------------------------------
Capital Reserves Series                               $36,701,085
-------------------------------------------------------------------
Cash Reserve Series                                   $57,420,796
-------------------------------------------------------------------
Convertible Securities Series                          $9,636,517
-------------------------------------------------------------------
Devon Series                                          $77,929,317
-------------------------------------------------------------------
Emerging Markets Series                               $13,348,843
-------------------------------------------------------------------
Global Bond Series                                    $20,230,856
-------------------------------------------------------------------
Growth and Income Series                             $501,928,454
-------------------------------------------------------------------
Growth Opportunities Series                          $216,061,845
-------------------------------------------------------------------
High Yield Series                                    $102,633,484
-------------------------------------------------------------------
International Equity Series                          $304,060,051
-------------------------------------------------------------------
REIT Series                                           $11,623,505
-------------------------------------------------------------------
Select Growth Series                                  $53,528,553
-------------------------------------------------------------------
Small Cap Value Series                                $95,424,882
-------------------------------------------------------------------
Social Awareness Series                               $36,738,618
-------------------------------------------------------------------
Strategic Income Series                               $19,841,819
-------------------------------------------------------------------
Trend Series                                         $503,657,291
-------------------------------------------------------------------
U.S. Growth Series                                     $8,743,580
-------------------------------------------------------------------

         Investment management fees were incurred for the last three fiscal years for the following Series:

--------------------------------------------------------------------------------------------------------------------------------
Series                                    December 31, 1999            December 31, 1998            December 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
Balanced Series                           $1,236,740 paid              $968,768 paid                $595,126 paid
--------------------------------------------------------------------------------------------------------------------------------
Capital Reserves Series                   $216,148 paid                $208,577 paid                $166,300 paid
--------------------------------------------------------------------------------------------------------------------------------
Cash Reserve Series                       $246,155 paid                $212,479 paid                $149,023 paid
--------------------------------------------------------------------------------------------------------------------------------
Convertible Securities Series(1)          $65,656 paid                 $46,042 earned               $14,026 earned
                                                                       $46,042 paid                 -0- paid
                                                                       -0- waived                   $14,026 waived
--------------------------------------------------------------------------------------------------------------------------------
Devon Series(1)                           $533,852 paid                $218,772 earned              $31,110 earned
                                                                       $216,267 paid                $25,236 paid
                                                                       $2,505 waived                $5,8874 waived
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Series(1)                $98,475 earned               $71,160 earned               $26,327 earned
                                          $93,686 paid                 $61,148 paid                 $8,587 paid
                                          $4,789 waived                $10,012 waived               $27,740 waived
--------------------------------------------------------------------------------------------------------------------------------
Global Bond Series(2)                     $163,185 paid                $141,939 earned              $109,310 earned
                                                                       $125,844 paid                $68,076 paid
                                                                       $16,095 waived               $41,234 waived
--------------------------------------------------------------------------------------------------------------------------------
Growth and Income Series                  $3,414,163 paid              $3,018,521 paid              $1,640,377 paid
--------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Series               $1,088,438 paid              $846,793 earned              $716,228 earned
                                                                       $781,882 paid                $646,908 paid
                                                                       $64,911 waived               $69,320 waived
--------------------------------------------------------------------------------------------------------------------------------
High Yield Series                         $739,669 paid                $689,099 paid                $483,877 paid
--------------------------------------------------------------------------------------------------------------------------------
International Equity Series               $2,071,821 earned            $1,679,911 earned            $1,304,340 earned
                                          $2,028,030 paid              $1,651,181 paid              $1,207,677 paid
                                          $43,791 waived               $28,730 waived               $96,663 waived
--------------------------------------------------------------------------------------------------------------------------------
REIT Series(3)                            $64,478 earned               $15,449 earned               N/A
                                          $55,268 paid                 $11,895 paid
                                          $9,210 waived                $3,554 waived
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Series                                    December 31, 1999            December 31, 1998            December 31, 1997
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Select Growth Series(4)                   $97,202 earned               N/A                          N/A
                                          $96,242 paid
                                          $960 waived
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Series                    $727,190 paid                $706,066 earned              $380,405 earned
                                                                       $680,359 paid                $328,056 paid
                                                                       $25,707 waived               $252,349 waived
--------------------------------------------------------------------------------------------------------------------------------
Social Awareness Series(1)                $241,011 earned              $117,271 earned              $20,293 earned
                                          $226,354 paid                $108,502 paid                $3,692 paid
                                          $14,657 waived               $8,769 waived                $16,601 waived
--------------------------------------------------------------------------------------------------------------------------------
Strategic Income Series(1)                $138,695 paid                $101,453 earned              $21,320 earned
                                                                       $100,002 paid                $7,271 paid
                                                                       $1,451 waived                $14,049 waived
--------------------------------------------------------------------------------------------------------------------------------
Trend Series                              $1,858,141 earned            $1,025,600 earned            $622,149 earned
                                          $1,848,151 paid              $977,521 paid                $558,331 paid
                                          $9,990 waived                $48,079 waived               $63,818 waived
--------------------------------------------------------------------------------------------------------------------------------
U.S. Growth Series (5)                    $4,141 earned                N/A                          N/A
                                          $3,889 paid
                                          $252 waived
--------------------------------------------------------------------------------------------------------------------------------

(1) Commenced operations on May 1, 1997.
(2) Commenced operations on May 2, 1996.
(3) Commenced operations on May 4, 1998.
(4) Commenced operations on May 1, 1999.
(5) Commenced operations on November 15, 1999.


         During the period May 1, 1997 (date of commencement of operations) through December 31, 1997, Delaware International received $2,424 from Delaware Management for serving as Sub-Adviser to the Strategic Income Series and for the fiscal year ended December 31, 1998, Delaware International received $33,334 for such services. During the period May 1, 1997 (date of commencement of operations) through December 31, 1997, Vantage received $5,449 from Delaware Management for serving as Sub-Adviser to the Social Awareness Series and for the fiscal year ended December 31, 1998, Vantage received $39,620 for such services. During the period May 4, 1998 (date of commencement of operations through December 31, 1998, Lincoln received $4,635 from Delaware Management for serving as Sub-Adviser to the REIT Series.

         Except for those expenses borne by the respective investment manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Series is responsible for all of its own expenses. Among others, these include the Series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         Beginning May 1, 1998 (May 1, 1999 for Select Growth Series and October 15, 1999 for U.S. Growth Series) through April 30, 2001, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets:


------------------------------------------------------------
Balanced Series                             0.80%
------------------------------------------------------------
Capital Reserves Series                     0.80%
------------------------------------------------------------
Cash Reserve Series                         0.80%
------------------------------------------------------------
Convertible Securities Series               0.85%
------------------------------------------------------------
Devon Series                                0.80%
------------------------------------------------------------
Growth and Income Series                    0.80%
------------------------------------------------------------
Growth Opportunities Series                 0.85%
------------------------------------------------------------
High Yield Series                           0.80%
------------------------------------------------------------
REIT Series                                 0.85%
------------------------------------------------------------
Select Growth Series                        0.85%
------------------------------------------------------------
Small Cap Value Series                      0.85%
------------------------------------------------------------
Social Awareness Series                     0.85%
------------------------------------------------------------
Strategic Income Series                     0.80%
------------------------------------------------------------
Trend Series                                0.85%
------------------------------------------------------------
U.S. Growth Series                          0.75%
------------------------------------------------------------

         Beginning May 1, 1998 through April 30, 2001, Delaware International elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets:

------------------------------------------------------------
Emerging Markets Series                     1.50%
------------------------------------------------------------
Global Bond Series                          0.85%
------------------------------------------------------------
International Equity Series                 0.95%
------------------------------------------------------------

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through April 30, 1998 for the High Yield, Capital Reserves, Cash Reserve, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities and Social Awareness Series.

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of Growth and Income, Balanced and Growth Opportunities Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets for the period July 1, 1992 through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity and Global Bond Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through June 30, 1997. The waiver and payment commitment was extended through April 30, 1998 for Global Bond Series. Beginning July 1, 1997, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.95% of average daily net assets through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of the Emerging Markets Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 1.50% of average daily net assets from the commencement of operations through April 30, 1998.

Distribution and Service

         Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's national distributor pursuant to Distribution Agreements.

         The Distributor is an affiliate of Delaware Management and Delaware International and bears all of the costs of promotion and distribution. Delaware Distributors, L.P. is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.


         Plan under Rule 12b-1 - Pursuant to Rule 12b-1 under the 1940 Act, Premium Fund has adopted a separate plan for Service Class shares of each Series (the "Plan"). The Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plan is designed to benefit the Fund and its shareholders and, ultimately the Fund's beneficial contract owners.

         The Plan permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of Service Class shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel and paying distribution and maintenance fees to insurance company sponsors, brokers, dealers and others. In addition, the Fund may make payments from the 12b-1 Plan fees of Service Class shares directly to others, such as insurance company sponsors, who aid in the distribution of Class shares or provide services in respect of the Class, pursuant to service agreements with Premium Fund.

         The maximum aggregate fee payable by the Fund under the Plan, and a Fund's Distribution Agreements, is on an annual basis, up to 0.30% of average daily net assets of Service Class shares (up to 0.25% of which are service fees to be paid to the Distributor, insurance company sponsors, dealers and others for providing personal service and/or maintaining shareholder accounts). The Fund's Board of Trustees has initially set the fee at an annual rate of 0.15% of Service Class' average daily net assets.

         While payments pursuant to the Plans currently may not exceed 0.15% annually (and may never exceed 0.30% annually) with respect to Service Class shares, the Plan does not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plan. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Class. The monthly fees paid to the Distributor under the Plan are subject to the review and approval of Fund's unaffiliated trustees, who may reduce the fees or terminate the Plan at any time.

         All of the distribution expenses incurred by the Distributor and others, such as insurance company sponsors or broker/dealers, in excess of the amount paid on behalf of Service Class shares would be borne by such persons without any reimbursement from such Class.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plan and the Distribution Agreement, as amended, have all been approved by the Board of Trustees of Premium Fund, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plan by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.


         Each year, the trustees must determine whether continuation of the Plan is in the best interest of shareholders of Service Class shares and that there is a reasonable likelihood of the Plan providing a benefit to that Class. The Plan and the Distribution Agreement, as amended, may be terminated with respect to the Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested trustees of the Fund having no interest in the Plans. In addition, in order for the Plan to remain effective, the selection and nomination of trustees who are not "interested persons" of Premium Fund must be made by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.


         Delaware Service Company, Inc. (the "Transfer Agent"), another affiliate of Delaware Management and Delaware International, is the Fund's shareholder servicing, dividend disbursing and transfer agent for each Series pursuant to a Shareholders Services Agreement. The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND TRUSTEES

         The business and affairs of the Fund are managed under the direction of its Board of Trustees.

         Certain officers and Trustees of the Fund hold identical positions in each of the other funds in the Delaware Investments family.


         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. , Retirement Financial Services, Inc. and Delaware General Management, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware Management and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Trustees and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and Trustee is One Commerce Square, Philadelphia, PA 19103.


-------------------------------------------------------------------------------------------------------------------------------
Trustee and Officer                          Business Experience
-------------------------------------------------------------------------------------------------------------------------------
*Wayne A. Stork (62)                         Chairman, Director/Trustee of the Fund and each of the other 32 investment companies in the Delaware Investments family

                                             Prior to January 1, 1999, Mr. Stork was Director of Delaware Capital Management,
                                             Inc.; Chairman, President and Chief Executive Officer and Director/Trustee of DMH
                                             Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman,
                                             President, Chief Executive Officer, Chief Investment Officer and Director/Trustee
                                             of Delaware Management Company, Inc. and Delaware Management Business Trust;
                                             Chairman, President, Chief Executive Officer and Chief Investment Officer of
                                             Delaware Management Company (a series of Delaware Management Business Trust);
                                             Chairman, Chief Executive Officer and Chief Investment Officer of Delaware
                                             Investment Advisers (a series of Delaware Management Business Trust); Chairman and Chief Executive Officer of Delaware International Advisers Ltd.; Chairman,
                                             Chief Executive Officer and Director of Delaware International Holdings Ltd.;
                                             Chief Executive Officer of Delaware Management Holdings, Inc.; President and
                                             Chief Executive Officer of Delvoy, Inc Director of Delaware Service Company, Inc.
                                             and Retirement Financial Services, Inc. Prior to January 1, 2000, Mr. Stork was
                                             Chairman and Director of Delaware Management Holdings, Inc. and a Director of
                                             Delaware International Advisers Ltd.

                                             In addition, during the five years prior to January 1, 1999, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

-------------------------------------------------------------------------------------------------------------------------------
----------------------
* Trustee affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Trustee and Officer                          Business Experience
-------------------------------------------------------------------------------------------------------------------------------
*David K. Downes (60)                        President, Chief Executive Officer, Chief Financial Officer and Director/Trustee
                                             of the Fund and each of the other 32 investment companies in the Delaware
                                             Investments family

                                             President and Director of Delaware Management Company, Inc.

                                             President of Delaware Management Company (a series of Delaware Management
                                             Business Trust)

                                             President, Chief Executive Officer and Director of Delaware Capital Management,
                                             Inc.

                                             Chairman, President, Chief Executive Officer and Director of Delaware Service
                                             Company, Inc.

                                             President, Chief Operating Officer, Chief Financial Officer and Director of
                                             Delaware International Holdings Ltd.

                                             Chairman and Director of Delaware Management Trust Company and Retirement
                                             Financial Services, Inc.

                                             Executive Vice President, Chief Operating Officer, Chief Financial Officer of
                                             Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware Investment
                                             Advisers (a series of Delaware Management Business Trust) and Delaware
                                             Distributors, L.P.

                                             Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                             Director of DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and
                                             Delvoy, Inc.

                                             Executive Vice President and Trustee of Delaware Management Business Trust

                                             Director of Delaware International Advisers Ltd.

                                             President/Chief Operating Officer and Director of Delaware General Management,
                                             Inc.

                                             During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.

-------------------------------------------------------------------------------------------------------------------------------
----------------------
* Trustee affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Trustee                                      Business Experience
------------------------------------------------------------------------------------------------------------------------------
Walter P. Babich (72)                        Director/Trustee the Fund and each of the other 32 investment companies in the
                                             Delaware Investments family

                                             460 North Gulph Road, King of Prussia, PA 19406

                                             Board Chairman, Citadel Constructors, Inc.

                                             From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to
                                             1991, he was a partner of I&L Investors.

------------------------------------------------------------------------------------------------------------------------------
John H. Durham (62)                          Director/Trustee of the Fund and 18 other investment companies in the Delaware
                                             Investments family

                                             Private Investor.

                                             P.O. Box 819, Gwynedd Valley, PA 19437

                                             Mr. Durham served as Chairman of the Board of each fund in the Delaware
                                             Investments family from 1986 to 1991; President of each fund from 1977 to 1990;
                                             and Chief Executive Officer of each fund from 1984 to 1990. Prior to 1992, with respect to Delaware Management Holdings, Inc., Delaware Management Company,
                                             Delaware Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times. He was also a Partner of Complete Care Services from 1995 to 1999.

------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr (61)                        Director/Trustee of the Fund and each of the 32 other investment companies in the
                                             Delaware Investments family

                                             500 Fifth Avenue, New York, NY  10110

                                             Founder and Managing Director, Anthony Knerr & Associates

                                             From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer
                                             of Columbia University, New York. From 1987 to 1989, he was also a lecturer in
                                             English at the University. In addition, Mr. Knerr was Chairman of The Publishing
                                             Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group,
                                             Inc. in 1988.

------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven (59)                            Director/Trustee of the Fund and each of the other 32 other investment companies in the Delaware Investments family

                                             785 Park Avenue, New York, NY  10021

                                             Retired Treasurer, National Gallery of Art

                                             From 1994 to 1999, Ms. Leven was the Treasurer of the National Gallery of Art and
                                             from 1990 to 1994, Ms. Leven was Deputy Treasurer of the National Gallery of Art.
                                             In addition, from 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer
                                             of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was
                                             Adjunct Professor of Columbia Business School.

------------------------------------------------------------------------------------------------------------------------------

                                       71


-------------------------------------------------------------------------------------------------------------------------------
Director                                     Business Experience
-------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison (64)                       Director/Trustee of the Funds and each of the other 32 investment companies in the Delaware Investments family

                                             200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                             President and Chief Executive Officer, MLM Partners, Inc.

                                             Mr. Madison has also been Chairman of the Board of Communications Holdings, Inc.
                                             since 1996. From February to September 1994, Mr. Madison served as Vice
                                             Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and
                                             from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

-------------------------------------------------------------------------------------------------------------------------------
Charles E. Peck (74)                         Director/Trustee of the Fund and each of the other 32 investment companies in the
                                             Delaware Investments family

                                             P.O. Box 1102, Columbia, MD  21044

                                             Secretary/Treasurer, Enterprise Homes, Inc.

                                             From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The
                                             Ryland Group, Inc., Columbia, MD.

-------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans (51)                        Director/Trustee of the Fund and 32 other investment companies in the Delaware
                                             Investments family

                                             Building 220-13W-37, St. Paul, MN 55144

                                             Vice President and Treasurer, 3M Corporation.

                                             From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial Markets
                                             for the 3M Corporation; Manager of Benefit Fund Investments for the 3M
                                             Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation,
                                             1983-1985; Consultant--Investment Technology Group of Chase Econometrics,
                                             1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal
                                             Reserve Bank of Chicago, 1970-1974.

-------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
Officer                                      Business Experience

-------------------------------------------------------------------------------------------------------------------------------
Richard G. Unruh, Jr. (60)                   Executive Vice President and Chief Investment Officer, Equity of the Fund, each of the other 32 investment companies in the Delaware Investments family

                                             Chief Executive Officer/Chief Investment Officer of Delaware Investment Advisers
                                             (a series of Delaware Management Business Trust)

                                             Executive Vice President of Delaware Management Holdings, Inc. and Delaware
                                             Capital Management, Inc.

                                             Executive Vice President/Chief Investment Officer of Delaware Management Company
                                             (a series of Delaware Management Business Trust)

                                             Executive Vice President and Trustee of Delaware Management Business Trust

                                             Director of Delaware International Advisers Ltd.

                                             During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.
-------------------------------------------------------------------------------------------------------------------------------
H. Thomas McMeekin (46)                      Executive Vice President/Chief Investment Officer, Fixed Income of the Fund and
                                             each of the other 32 investment companies in the Delaware Investments family

                                             Director of Founders CBO Corporation.

                                             Executive Vice President/Chief Investment Officer, DMC-Fixed Income of Delaware
                                             Management Company (a series of Delaware Management Business Trust)

                                             Executive Vice President/Chief Investment Officer, DIA-Fixed Income of Delaware
                                             Investment Advisers (a series of Delaware Management Business Trust)

                                             Executive Vice President and Director of Delaware Management Holdings, Inc. and
                                             Founders Holdings, Inc.

                                             Executive Vice President of Delaware Management Business Trust and Delaware
                                             Capital Management, Inc.

                                             Mr. McMeekin joined Delaware Investments in 1999. During the past five years, he has also served in various executive capacities for Lincoln National Corporation.

-------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery (42)                     Executive Vice President/General Counsel of the Fund and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                             Holdings, Inc., Delaware Distributors, L.P., Delaware Management Company (a
                                             series of Delaware Management Business Trust), Delaware Investment Advisers (a
                                             series of Delaware Management Business Trust) and Founders CBO Corporation.

                                             Executive Vice President/General Counsel and Director of Delaware International
                                             Holdings Ltd., Founders Holdings, Inc., Delvoy, Inc., DMH Corp., Delaware
                                             Management Company, Inc., Delaware Service Company, Inc., Delaware Capital
                                             Management, Inc., Retirement Financial Services, Inc., Delaware Distributors,
                                             Inc., Delaware General Management, Inc. and Delaware Management Trust Company.

                                             Executive Vice President and Trustee of Delaware Management Business Trust.

                                             Director of Delaware International Advisers Ltd.

                                             Director of HYPPCO Finance Company Ltd.

                                             During the past five years, Mr. Flannery has served in various executive capacities at different times within the Delaware organization.

-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Officer                                      Business Experience
------------------------------------------------------------------------------------------------------------------------------
Eric E. Miller (46)                          Senior Vice President/Deputy General Counsel and Secretary of the Fund and each of the other 32 investment companies in Delaware Investments.

                                             Senior Vice President/Deputy General Counsel and Assistant Secretary of Delaware
                                             Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management Company,
                                             Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of
                                             Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                                             Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                             Distributors, Inc., Delaware Distributors, L.P., Delaware General Management,
                                             Inc. and Founders Holdings, Inc.

                                             During the past five years, Mr. Miller has served in various executive capacities at different times within Delaware Investments.

------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings (50)                      Senior Vice President/Corporate Controller of the Fund and each of the other 32 investment companies in the Delaware Investments family and Delaware Investment
                                             Advisers (a series of Delaware Management Business Trust)

                                             Senior Vice President/Corporate Controller and Treasurer of Delaware Management
                                             Holdings, Inc., DMH Corp., Delvoy , Inc., Delaware Management Company, Inc.,
                                             Delaware Management Business Trust, Delaware Management Company (a series of
                                             Delaware Management Business Trust), Delaware Distributors, L.P., Delaware
                                             Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management,
                                             Inc., Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware
                                             General Management, Inc. and Delaware Management Business Trust

                                             Executive Vice President/Chief Financial Officer/Treasurer of Delaware Management
                                             Trust Company

                                             Senior Vice President/Assistant Treasurer of Founders CBO Corporation

                                             Chief Financial Officer of Retirement Financial Services, Inc.

                                             During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.

-------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof (37)                       Senior Vice President and Treasurer of the Fund and each of the other 32 investment companies in the Delaware Investments family

                                             Senior Vice President/Investment Accounting of Delaware Management Company (a
                                             series of Delaware Management Business Trust), Delaware Service Company, Inc.,
                                             Delaware Capital Management, Inc., Delaware Distributors, L.P. and Founders
                                             Holdings, Inc.

                                             Senior Vice President/Treasurer/ Investment Accounting of Delaware Investment
                                             Advisers (a series of Delaware Management Business Trust)

                                             Senior Vice President/Manager of Investment Accounting of Delaware International
                                             Holdings, Inc.

                                             Senior Vice President/Assistant Treasurer of Founders CBO Corporation

                                             Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for
                                             Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First
                                             Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant
                                             Vice President for Equitable Capital Management Corporation, New York, NY from
                                             1987 to 1993.

-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
Officer                                      Business Experience
-------------------------------------------------------------------------------------------------------------------------------
Gerald S. Frey (54)                          Senior Vice President/Senior Portfolio Manager of the Fund, of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                             Company (a series of Delaware Management Business Trust), Delaware Investment
                                             Advisers (a series of Delaware Management Business Trust) and Delaware Capital
                                             Management, Inc.

                                             Before joining Delaware Investments in 1996, Mr. Frey was a Senior Director with
                                             Morgan Grenfell Capital Management, New York, NY from 1986 to 1995.

------------------------------------------------------------------------------------------------------------------------------
Frank X. Morris (39)                         Vice President/Senior Portfolio Manager of the Fund, the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                             series of Delaware Management Business Trust)

                                             Before joining Delaware Investments in 1997, Mr. Morris served as Vice President and Director of Equity Research at PNC Asset Management.

------------------------------------------------------------------------------------------------------------------------------
John B. Fields (54)                          Senior Vice President/Senior Portfolio Manager of the Fund, the other 32 investment companies in the Delaware Investments family, Delaware Management
                                             Company (a series of Delaware Management Business Trust), Delaware Investment
                                             Advisers (a series of Delaware Management Business Trust) and Delaware Capital
                                             Management, Inc.

                                             Trustee of Delaware Management Business Trust.

                                             During the past five years, Mr. Fields has served in various capacities within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------
Gary A. Reed (45)                            Vice President/Senior Portfolio Manager of the Fund, the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a
                                             series of series of Delaware Management Business Trust) and Delaware Capital
                                             Management, Inc.

                                             During the past five years, Mr. Reed has served in such capacities within the
                                             Delaware organization.

------------------------------------------------------------------------------------------------------------------------------
Gerald T. Nichols (42)                       Vice President/Senior Portfolio Manager of the Fund, the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a
                                             series of series of Delaware Management Business Trust) and Founders Holdings,
                                             Inc.

                                             Treasurer/Assistant Secretary and Director of Founders CBO Corporation.

                                             During the past five years, Mr. Nichols has served in various capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Officer                                      Business Experience
------------------------------------------------------------------------------------------------------------------------------
Paul A. Matlack (40)                         Vice President/Senior Portfolio Manager of the Fund, the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a
                                             series of series of Delaware Management Business Trust) and Founders Holdings,
                                             Inc.

                                             President and Director of Founders CBO Corporation.

                                             During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------
Christopher S. Beck (42)                     Vice President/Senior Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                             series of series of Delaware Management Business Trust).

                                             Before joining Delaware Investments in 1997, Mr. Beck managed the Small Cap Fund for two years at Pitcairn Trust Company. Prior to 1995, he was Director of
                                             Research at Cypress Capital Management in Wilmington and Chief Investment Officer
                                             of the University of Delaware Endowment Fund.

------------------------------------------------------------------------------------------------------------------------------
Damon J. Andres (30)                         Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                             series of series of Delaware Management Business Trust) and Delaware Capital
                                             Management, Inc.

                                             Prior to joining Delaware Investments in 1994, Mr. Andres performed investment counseling services as a Consulting Associate with Cambridge Associates, Inc. in
                                             Arlington Virginia.

------------------------------------------------------------------------------------------------------------------------------
Marshall T. Bassett (46)                     Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                             series of series of Delaware Management Business Trust).

                                             Prior to joining Delaware Investments in 1997, Mr. Bassett served as Vice
                                             President in Morgan Stanley Asset Management's Emerging Growth Group. Prior to
                                             that, he was a trust officer at Sovran Bank and Trust Company.

------------------------------------------------------------------------------------------------------------------------------
John A. Heffern (38)                         Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                             series of series of Delaware Management Business Trust).


                                             Prior to joining Delaware Investments in 1997, Mr. Heffern was a Senior Vice
                                             President, Equity Research at NatWest Securities Corporation's Specialty Finance
                                             Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Officer                                      Business Experience
------------------------------------------------------------------------------------------------------------------------------
Jeffrey W. Hynoski (37)                      Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                             series of series of Delaware Management Business Trust).


                                             Prior to joining Delaware Investments in 1998, Mr. Hynoski served as a Vice
                                             President at Bessemer Trust Company. Prior to that, Mr. Hynoski held positions at
                                             Lord Abbett & Co. and Cowen Asset Management.

------------------------------------------------------------------------------------------------------------------------------
Lori P. Wachs (31)                           Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                             series of series of Delaware Management Business Trust).

                                             During the past five years, Ms. Wachs has served in various capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------
Paul Grillo (40)                             Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a
                                             series of series of Delaware Management Business Trust) and Delaware Capital
                                             Management, Inc.

                                             During the past five years, Mr. Grillo has served in various capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------
Thomas J. Trotman (49)                       Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                             series of series of Delaware Management Business Trust).

                                             Prior joining Delaware Investments in 1995, Mr. Trotman was Vice President and
                                             Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess.

------------------------------------------------------------------------------------------------------------------------------

    The following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Investments funds for the fiscal year ended December 31, 1999 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of December 31, 1999. Only the independent Trustees of the Fund receive compensation from the Fund.


------------------------------------------------------------------------------------------------------------------------------------
                                                                 Pension or                                          Total
                                                                 Retirement               Estimated              Compensation
                                         Aggregate            Benefits Accrued             Annual             from the Investment
                                       Compensation              as Part of               Benefits                 Companies
                                       received from                Fund                    Upon                  in Delaware
Name(3)                                  the Fund                 Expenses              Retirement(1)           Investments(2)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                              $4,807                  None                     $38,000                 $66,001
Walter P. Babich                          $4,226                  None                     $38,000                 $57,691
Anthony D. Knerr                          $4,713                  None                     $38,000                 $65,001
Charles E. Peck                           $4,634                  None                     $38,000                 $64,168
Thomas F. Madison                         $4,713                  None                     $38,000                 $65,001
John H. Durham                            $4,147                  None                     $32,180                 $43,038
Janet L. Yeomans (4)                      $3,348                  None                     $38,000                 $50,501
------------------------------------------------------------------------------------------------------------------------------------


(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director/trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a director or trustee for a period equal to the lesser of the number of years that such person served as a director or trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors/trustees of each investment company at the time of such person's retirement. If an eligible director/trustee retired as of December 31, 1999, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent director/trustee (other than John H. Durham) currently receives a total annual retainer fee of $38,000 for serving as a director or trustee for all 33 investment companies in Delaware Investments, plus $3,143 for each Board Meeting attended. John H. Durham currently receives a total annual retainer fee of $32,180 for serving as a director or trustee for 19 investment companies in Delaware Investments, plus $1,810 for each Board Meeting attended Ann R. Leven, Charles E. Peck, Anthony D. Knerr and Thomas
    F. Madison serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.


(3) W. Thacher Longstreth served as an independent Trustee of the Fund during the period January 1, 1999 through March 17, 1999, the date on which he retired. For this period, Mr. Longstreth received $989 from the Fund and $12,643 from all investment companies in the Delaware Investments family.


(4) Janet L. Yeomans joined the Boards of all investment companies in the Delaware Investments family in March 1999 for some funds and in April 1999 for other funds.

         As of April 10, 2000, management believes the following accounts held 5% of record or more of the outstanding shares of each Series of the Fund. Management has no knowledge of beneficial ownership of the Fund's shares:

--------------------------------------------------------------------------------------------------------------------------------
Series                                   Name and Address of Account                        Share Amount         Percentage
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Growth and Income Series                 SMA Life Assurance Company                         20,196,855.865             70.89%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------
                                         Lincoln National Life Company                       6,100,335.862             21.41%
                                         Separate Account - C
                                         1300 South Clinton Street
                                         P.O. Box 2340
                                         Fort Wayne, IN 46801

--------------------------------------------------------------------------------------------------------------------------------
High Yield Series                        SMA Life Assurance Company                         10,699,411.033             86.73%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------
                                         Lincoln Life Variable                                 982,194.211              7.96%
                                         Annuity Account N
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801

--------------------------------------------------------------------------------------------------------------------------------
Capital Reserves Series                  SMA Life Assurance Company                          3,084,521.988             92.57%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------
Balanced Series                          SMA Life Assurance Company                          9,155,815.279             95.80%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------
Cash Reserve Series                      SMA Life Assurance Company                          4,907,646.618             92.47%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Series              SMA Life Assurance Company                          8,120,475.924             96.00%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------
International Equity Series              SMA Life Assurance Company                         16,430,473.350             95.67%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Series                                   Name and Address of Account                           Share Amount         Percentage
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Trend Series                             Lincoln National Life Company                      14,657,205.625             69.47%
                                         Separate Account - C
                                         1300 South Clinton Street
                                         P.O. Box 2340
                                         Fort Wayne, IN 46801

--------------------------------------------------------------------------------------------------------------------------------
                                         SMA Life Assurance Company                          4,895,923.025             23.20%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Series                   SMA Life Assurance Company                          5,067,313.240             80.72%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------
                                         The Travelers Sep Account TM2                         323,934.733              5.16%
                                         For Variable Annuities of
                                         The Travelers Insurance Company
                                         One Tower Square 5MS
                                         Hartford, CT 06183

--------------------------------------------------------------------------------------------------------------------------------
Global Bond Series                       Lincoln National Life Company                       1,330,016.140             70.05%
                                         Separate Account - C
                                         1300 South Clinton Street
                                         P.O. Box 2340
                                         Fort Wayne, IN 46801

--------------------------------------------------------------------------------------------------------------------------------
                                         SMA Life Assurance Company                            542,631.100             28.58%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------
Strategic Income Series                  SMA Life Assurance Company                          1,817,131.952             89.92%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------
                                         SMA Life Assurance Company                            203,684.663             10.08%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------
Devon  Series                            SMA Life Assurance Company                          4,000,316.046             83.89%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 Series                                 Name and Address of Account                           Share Amount         Percentage
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Devon Series                             Lincoln Life Variable Annuity                         588,985.180             12.35%
                                         Account N
                                         1300 S. Clinton Street
                                         Fort Wayne, IN 46801

--------------------------------------------------------------------------------------------------------------------------------

Emerging Markets Series                  SMA Life Assurance Company                          1,408,501.495             75.61%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------
                                         Lincoln Life Variable Annuity Account N               235,058.062             12.62%
                                         1300 S Clinton Street
                                         P.O. Box 2340
                                         Fort Wayne, IN 46801

--------------------------------------------------------------------------------------------------------------------------------
Convertible Securities Series            SMA Life Assurance Company                            604,463.824             69.08%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------
                                         Lincoln National Life Company                         223,221.943             25.51%
                                         Separate Account - C Seed Account
                                         1300 South Clinton Street
                                         P.O. Box 2340
                                         Fort Wayne, IN 46801

--------------------------------------------------------------------------------------------------------------------------------
                                         Chicago Trust Company                                  47,269.883              5.40%
                                         For the Sole Benefit of
                                         Lincoln National Corp
                                         Employee Ret. Plan
                                         c/o Marshall and  lsley Trust Co.
                                         P.O. Box 2977
                                         Milwaukee, WI 53201

--------------------------------------------------------------------------------------------------------------------------------
Social Awareness Series                  SMA Life Assurance Company                          1,719,729.217             76.94%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------
                                         Lincoln National Life Company                         477,007.436             21.34%
                                         Separate Account N
                                         1300 South Clinton Street
                                         P.O. Box 2340
                                         Fort Wayne, IN 46801

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Series                                   Name and Address of Account                           Share Amount         Percentage
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
REIT Series                              The Travelers SEP Acct. TM2 for                       671,989.869             44.80%
                                         Variable Annuities of
                                         The Travelers Insurance Co.
                                         One Tower Square 5MS
                                         Hartford, CT 06183

--------------------------------------------------------------------------------------------------------------------------------
                                         SMA Life Assurance Company                            268,149.159             17.88%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------
                                         Lincoln National Life Company                         211,237.822             14.08%
                                         Separate Account - C Seed Account
                                         1300 South Clinton Street
                                         P.O. Box 2340
                                         Fort Wayne, IN 46801

--------------------------------------------------------------------------------------------------------------------------------
                                         The Travelers SEP Acct. ABD2 for                      141,400.393              9.43%
                                         Variable Annuities of
                                         The Travelers Insurance Co.
                                         One Tower Square 5MS
                                         Hartford, CT 06183

--------------------------------------------------------------------------------------------------------------------------------
                                         Lincoln Life Variable Annuity Account N               132,835.938              8.86%
                                         1300 S Clinton Street
                                         P.O. Box 2340
                                         Fort Wayne, IN 46801

--------------------------------------------------------------------------------------------------------------------------------
Select Growth Series                     SMA Life Assurance Company                          5,508,687.878              92.66
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------
U.S. Growth Series                       SMA Life Assurance Company                          2,020,553.901             86.88%
                                         Separate Account VA-K
                                         Attn: Jay Burke N344
                                         440 Lincoln Street
                                         Worcester, MA 01653

--------------------------------------------------------------------------------------------------------------------------------
                                         Lincoln National Life Company                         250,238.923             10.76%
                                         Separate Account - C Seed Account
                                         1300 South Clinton Street
                                         P.O. Box 2340
                                         Fort Wayne, IN 46801

--------------------------------------------------------------------------------------------------------------------------------

GENERAL INFORMATION


         The Fund, which was organized as a Maryland corporation in 1987 and reorganized as a Delaware business trust on December 15, 1999, is an open-end registered management investment company. With the exception of Global Bond, Emerging Markets and REIT Series, each Series operates as a diversified fund as defined by the 1940 Act. Global Bond, Emerging Markets and REIT Series operate as nondiversified funds as defined by the 1940 Act.

         Delaware Management is the investment manager of each Series of the Fund other than International Equity, Global Bond and Emerging Markets Series. Delaware International is the investment manager of International Equity, Global Bond and Emerging Markets Series. Delaware Management or its affiliate, Delaware International, also manages the other funds in the Delaware Investments family. While investment decisions for each Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series.


         Access persons and advisory persons of the Delaware Investments family of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to Delaware Management, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions by certain covered persons in certain securities may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         Delaware Distributors, L.P. acts as national distributor for the Fund and for the other mutual funds in the Delaware Investments family.


         In addition, Delaware Service Company, Inc. (the Transfer Agent"), an affiliate of Delaware Management, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid an annual fee equal to 0.01% of the average daily net assets of each Series. Compensation is approved each year by the Board of Trustees, including a majority of the disinterested Trustees. The Transfer Agent also provides accounting services to the Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Series, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.


         Delaware Management and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with Delaware Management or its distribution relationship with Delaware Distributors, L.P., Delaware Management and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.

         The initial public offering date for the Growth and Income, High Yield, Capital Reserves, Cash Reserve and Balanced Series was July 28, 1988. The initial public offering date for Growth Opportunities Series was July 2, 1991. International Equity Series commenced operations on October 29, 1992. Small Cap Value and Trend Series commenced operations on December 27, 1993. The initial public offering date for Global Bond Series was May 1, 1996 and for Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series was May 1, 1997. REIT Series commenced on May 4, 1998. Select Growth Series commenced operations on May 1, 1999. U.S. Growth Series commenced operations on November 15, 1999.


EURO

         On January 1, 1999, the European Economic and Monetary Union implemented a new currency unit, the Euro, for eleven participating European countries. The countries that initially converted or tied their currencies to the Euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Each participating country is currently phasing in use of the Euro for major financial transactions. In addition, each participating country will begin using the Euro for currency transactions beginning July 1, 2002. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank. The transition to the Euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world.

Although it is not possible to predict the impact of the Euro implementation plan on the Fund, the transition to the Euro presents unique uncertainties, including: (i) the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro;
(ii) the establishment and maintenance of exchange rates for currencies being converted into the Euro; (iii) the fluctuation of the Euro relative to non-Euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; (iv) whether the interest rate, tax and labor regimes of European countries participating in the Euro will converge over time; and (iv) whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the Euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the Euro or on the computer systems used by the Fund's service providers to process the Fund's transactions.

Further, the process of implementing the Euro may adversely affect financial markets outside of Europe and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

         These or other factors could cause market disruptions, and could adversely affect the value of securities held by the Fund. Because of the number of countries using this single currency , a significant portion of the assets of the Fund may be denominated in the Euro.

Capitalization

         Each Series offers two classes of shares, Standard Class and Service Class. Additional classes of shares may be offered in the future.

         The Fund has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. While all shares have equal voting rights on matters affecting the entire Fund, each Series would vote separately on any matter which affects only that Series, such as investment objective and policy or action to dissolve the Series, and as otherwise prescribed by the 1940 Act. Shares of each Series have a priority in that Series' assets, and in gains on and income from the portfolio of that Series. Each class of each Series represents a proportionate interest in the assets of that Series, and each has the same voting and other rights and preferences, except the Standard Class of a Series may not vote on any matter affecting the Plan under Rule 12b-1 that applies to the Service Class of that Series. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.


Noncumulative Voting
         Series shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.


         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC. Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.

FINANCIAL STATEMENTS

Ernst & Young LLP serves as the independent auditors for Delaware Group Premium Fund and, in its capacity as such, audits the annual financial statements of the Series. Each Series' Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, for the fiscal year ended December 31, 1999 are included in each Series' Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.


APPENDIX A--DESCRIPTION OF RATINGS

Commercial Paper
         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

         Excerpts from Duff and Phelps, Inc.'s description of its two highest ratings: Category 1--Top Grade: Duff 1-Plus--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1-Minus--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Category 2--Good
Grade: Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds' needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


         Excerpts from Fitch IBCA, Inc.'s description of its two highest ratings: F-1--Highest grade commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. F-2--Very good grade issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.


Bonds
         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

                                     PART C
                                     ------
                               Other Information
                               -----------------

Item 23 Exhibits

     (a) Agreement and Declaration of Trust.

         (1) Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

         (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

     (b) By-Laws. By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

     (c) Copies of All Instruments Defining the Rights of Holders.


         (1) Agreement and Declaration of Trust. Articles III, V, and VI of the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

         (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

     (d) Investment Management Agreements.


         (1) Form of Investment Management Agreement (December 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and the registrant incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

         (2) Form of Investment Management Agreement (December 1999) between Delaware International Advisers, Ltd. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

         (3) Form of Sub-Advisory Agreement (December 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Delaware International Advisers Ltd. on behalf of Strategic Income Series incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

         (4) Form of Sub-Advisory Agreement (December 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Vantage Global Advisors, Inc. on behalf of Social Awareness Series incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

         (5) Form of Sub-Advisory Agreement (December 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Lincoln Investment Management, Inc. on behalf of REIT Series incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

     (e) Distribution Agreement.


         (1) Form of Distribution Agreement (2000) between Delaware Distributors, L.P. and the Registrant on behalf of each Series incorporated into this filing by reference to Post-Effective Amendment No. 30 filed February 24, 2000.

     (f) Not applicable.

     (g) Custodian Agreements.


         (1) Form of Custodian Agreement (December 1999) (Module) between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

             (i) Form of Amendment (December 1999) to Custodian Agreement
                 between The Chase Manhattan Bank and the Registrant on behalf of each Series incorporated into this filing by reference to Post-Effective Amendment No. 22 filed January 15, 1998.

         (2) Form of Securities Lending Agreement (December 1999) between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

     (h) Other Material Contracts.


         (1) Form of Shareholders Services Agreement (December 1999) between Delaware Service Company, Inc. and the Registrant on behalf of Money Market Series (renamed Cash Reserve Series) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

         (2) Form of Amended and Restated Shareholder Services Agreement (December 1999) between Delaware Service Company, Inc. and the Registrant on behalf of High Yield Series, Capital Reserves Series, Equity/Income Series (renamed Growth and Income Series), Multiple

             Strategy Series (renamed Delaware Balanced Series and to be renamed Balanced Series), Growth Series (renamed DelCap Series and to be renamed Growth Opportunities Series), International Equity Series, Value Series (renamed Small Cap Value Series), Emerging Growth Series (renamed Trend Series), Global Bond Series, Strategic Income Series, Devon Series, Emerging Markets Series, Convertible Securities Series, Quantum Series (renamed Social Awareness Series), REIT Series, Aggressive Growth Series (to be renamed Select Growth Series) and U.S. Growth Series incorporated into this filing by reference to Post-Effective Amendment No. 27 filed July 30, 1999.

         (5) Form of Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) (Module) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

     (i) Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

     (j) Consent of Auditors. Attached as Exhibit.

     (k-l) Not applicable.

     (m) Plan under Rule 12b-1. Form of Plan under Rule 12b-1 (2000) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed February 24, 2000.

     (n) Rule 18f-3 Plan. Form of Rule 18f-3 Plan (2000) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed February 24, 2000.

     (o) Not applicable.

     (p) Code of Ethics. Attached as Exhibit.


     (p) Other: Trustees' Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 22 to the Registration Statement of Delaware Group Global & International Funds filed November 22, 1999.


Item 24. Persons Controlled by or under Common Control with Registrant. None.


Item 25. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

Item 26. Business and Other Connections of Investment Adviser.

                   (a) Delaware Management Company ("Delaware Management"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware Group Global & International Funds, Delaware Pooled Trust, Delaware Group Adviser Funds, Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Voyageur Tax-Free Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Insured Funds, Voyageur Funds, Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.). In addition, certain officers of Delaware Management also serve as directors/trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by Delaware Management's indirect parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

               The following persons serving as directors or officers of Delaware Management Company have held the following positions during the past two years:

--------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*              and other Positions and Offices Held
--------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr. (1)                      Chief Executive Officer of Delaware Management Company (a series of Delaware
                                                  Management Business Trust); President, Chief Executive Officer and Director
                                                  of Delaware Management Holdings, Inc.; Chief Executive Officer and Director
                                                  of  DMH Corp.; Chief Executive Officer and Director of Delvoy, Inc.; Chief
                                                  Executive Officer and Director of Delaware Management Company, Inc.; Chief
                                                  Executive Officer and Trustee of Delaware Management Business Trust,
                                                  Director of Delaware Service Company, Inc.; Director of Delaware Capital
                                                  Management, Inc.; Director of Retirement Financial Services, Inc.; Director
                                                  of Delaware Distributors, Inc.; Chairman and Director of Delaware
                                                  International Advisers Ltd.; Chief Executive Officer of Delaware General
                                                  Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
David K. Downes                                   President of Delaware Management Company (a series of Delaware Management
                                                  Business Trust); President and Director of Delaware Management Company,
                                                  Inc.; President, Chief Executive Officer and Director of Delaware Capital
                                                  Management, Inc.; Chairman, President, Chief Executive Officer and Director
                                                  of Delaware Service Company, Inc.; President, Chief Operating Officer, Chief
                                                  Financial Officer and Director of Delaware International Holdings Ltd.;
                                                  President, Chief Operating Officer and Director of Delaware General
                                                  Management, Inc.; Chairman and Director of Delaware Management Trust
                                                  Company; Chairman and Director of Retirement Financial Services, Inc.;
                                                  Executive Vice President, Chief Operating Officer, Chief Financial Officer
                                                  of Delaware Management Holdings, Inc.; Executive Vice President, Chief
                                                  Operating Officer, Chief Financial Officer of Founders CBO Corporation;
                                                  Executive Vice President, Chief Operating Officer, Chief Financial Officer
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Executive Vice President, Chief Operating Officer, Chief Financial
                                                  Officer and Director of DMH Corp.; Executive Vice President, Chief Operating
                                                  Officer, Chief Financial Officer and Director of Delaware Distributors,
                                                  Inc.; Executive Vice President, Chief Operating Officer and Chief Financial
                                                  Officer of Delaware Distributors, L.P.; Executive Vice President, Chief
                                                  Operating Officer, Chief Financial Officer and Director of Founders
                                                  Holdings, Inc.; Executive Vice President, Chief Operating Officer, Chief
                                                  Financial Officer and Director of Delvoy, Inc.; Executive Vice President,
                                                  Chief Operating Officer, Chief Financial Officer and Trustee of Delaware
                                                  Management Business Trust; Director of Delaware International Advisers Ltd.;
                                                  President, Chief Executive Officer, Chief Financial Officer and
                                                  Trustee/Director of each fund in the Delaware Investments family

                                                  Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton
                                                  Place, Newtown Square, PA

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
--------------------------------------------------------------------------------------------------------------------------------
John C. E. Campbell                               Executive Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company (a series of Delaware Management Business Trust);
                                                  Executive Vice President/Global Marketing & Client Services of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust);
                                                  Director of Delaware International Advisers Ltd.

--------------------------------------------------------------------------------------------------------------------------------
William E. Dodge (2)                              Executive Vice President and Chief Investment Officer, DMC -- Equity of
                                                  Delaware Management Company (a series of Delaware Management Business
                                                  Trust); Executive Vice President of Delaware Management Business Trust;
                                                  President and Chief Investment Officer, DIA -- Equity of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust);
                                                  Executive Vice President of Delaware Capital Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery                               Executive Vice President and General Counsel of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Executive Vice
                                                  President and General Counsel of Delaware Management Holdings, Inc.;
                                                  Executive Vice President and General Counsel of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust); Executive Vice
                                                  President and General Counsel of Founders CBO Corporation; Executive Vice
                                                  President/General Counsel and Director of Delaware International Holdings
                                                  Ltd.; Executive Vice President/General Counsel and Director of Founders
                                                  Holdings, Inc.; Executive Vice President/General Counsel and Director of
                                                  Delvoy, Inc.; Executive Vice President/General Counsel and Director of
                                                  DMH Corp.; Executive Vice President/General Counsel and Director of
                                                  Delaware Management Company, Inc.; Executive Vice President/General
                                                  Counsel and Trustee of Delaware Management Business Trust; Executive Vice
                                                  President/General Counsel and Director of Delaware Service Company, Inc.;
                                                  Executive Vice President/General Counsel and Director of Delaware Capital
                                                  Management, Inc.; Executive Vice President/General Counsel and Director
                                                  of Retirement Financial Services, Inc.; Executive Vice President/General
                                                  Counsel and Director of Delaware Distributors, Inc.; Executive Vice
                                                  President/General Counsel of Delaware Distributors, L.P.; Executive Vice
                                                  President/General Counsel and Director of Delaware Management Trust
                                                  Company; Executive Vice President/General Counsel and Director of
                                                  Delaware General Management, Inc.; Director of Delaware International
                                                  Advisers Ltd.; Director of HYPPCO Finance Company Ltd.; Executive Vice
                                                  President and General Counsel of each fund in the Delaware Investments family

                                                  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd.,
                                                  Elverson, PA; Director and Member of Executive Committee of Stonewall
                                                  Links, Inc. since 1991, Bulltown Rd., Elverson, PA
--------------------------------------------------------------------------------------------------------------------------------
H. Thomas McMeekin (3)                            Executive Vice President/Chief Investment Officer, DMC-Fixed Income of
                                                  Delaware Management Company (a series of Delaware Management Business
                                                  Trust); Executive Vice President/Chief Investment Officer, DIA-Fixed Income
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Executive Vice President and Director of Delaware Management
                                                  Holdings, Inc.; Executive Vice President of Delaware Management Business
                                                  Trust; Executive Vice President of Delaware Capital Management, Inc.;
                                                  Executive Vice President and Chief Investment Officer, Fixed Income of each fund in the Delaware Investments family.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
--------------------------------------------------------------------------------------------------------------------------------
Richard G. Unruh, Jr.                             Executive Vice President/Chief Investment Officer of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Director of
                                                  Delaware International Advisers Ltd.; Executive Vice President and Chief
                                                  Investment Officer, Equity of the Registrant and each of the other investment companies in the Delaware Investments family; Chief Executive
                                                  Officer/Chief Investment Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust); Executive Vice President of Delaware
                                                  Management Holdings, Inc. and Delaware Capital Management, Inc.; Executive
                                                  Vice President and Trustee of  Delaware Management Business Trust

                                                  Board of Directors, Chairman of Finance Committee, Keystone Insurance
                                                  Company since 1989, 2040 Market Street, Philadelphia, PA; Board of
                                                  Directors, Chairman of Finance Committee, AAA Mid Atlantic, Inc. since 1989,
                                                  2040 Market Street, Philadelphia, PA; Board of Directors, Metron, Inc. since
                                                  1995, 11911 Freedom Drive, Reston, VA
--------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                               Senior Vice President/Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust; Senior Vice President/Operations of
                                                  Delaware Service Company, Inc.; Senior Vice President/Operations of
                                                  Retirement Financial Services, Inc.; Senior Vice President/Operations of
                                                  Delaware Management Trust Company.
--------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                                 Senior Vice President/Investment Accounting of Delaware Management Company
                                                  (a series of Delaware Management Business Trust), Delaware Service Company,
                                                  Inc. and Delaware Capital Management, Inc., Delaware Distributors L.P. and
                                                  Founders Holdings, Inc.; Senior Vice President and Treasurer of the
                                                  Registrant and each of the other investment companies in the Delaware
                                                  Investments family; Senior Vice President and Treasurer/ Investment
                                                  Accounting of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Senior Vice President/Manager of Investment Accounting of
                                                  Delaware International Holdings, Inc.; Senior Vice President and Assistant
                                                  Treasurer of Founders CBO Corporation
--------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                                  Senior Vice President/Compliance Director of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Senior Vice
                                                  President/Compliance Director of Delaware Management Holdings, Inc.; Senior
                                                  Vice President/Compliance Director of DMH Corp.; Senior Vice
                                                  President/Compliance Director of Delvoy, Inc.; Senior Vice
                                                  President/Compliance Director of Delaware Management Company, Inc.; Senior
                                                  Vice President/Compliance Director of Delaware Management Business Trust;
                                                  Senior Vice President/Compliance Director of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust); Senior Vice
                                                  President/Compliance Director of Delaware Service Company, Inc.; Senior Vice
                                                  President/Compliance Director of Delaware Capital Management, Inc.; Senior
                                                  Vice President/Compliance Director of Retirement Financial Services, Inc.;
                                                  Senior Vice President/Compliance Director and Assistant Secretary of
                                                  Delaware Management Trust Company; Senior Vice President/Compliance Director
                                                  of Delaware Distributors, Inc.; Senior Vice President/Compliance Director of
                                                  Delaware Distributors, L.P.; Senior Vice President/Compliance Director of
                                                  Delaware General Management, Inc.; Senior Vice President/Compliance Director
                                                  of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Robert J. DiBraccio                               Senior Vice President/Head of Equity Trading of Delaware Management Company
                                                  (a series of Delaware Management Business Trust); Senior Vice President/Head
                                                  of Equity Trading of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Senior Vice President/Head of Equity Trading of
                                                  Delaware Capital Management, Inc.
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Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
--------------------------------------------------------------------------------------------------------------------------------
John B. Fields                                    Senior Vice President/Senior Portfolio Manager of Delaware Management
                                                  Company  (a series of Delaware Management Business Trust); Trustee of
                                                  Delaware Management Business Trust; Senior Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Senior Vice President/Senior Portfolio Manager of Delaware
                                                  Capital Management, Inc.; Senior Vice President/Senior Portfolio Manager of
                                                  each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Gerald S. Frey                                    Senior Vice President/Senior Portfolio Manager of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Senior Vice
                                                  President/Senior Portfolio Manager of Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President/Senior
                                                  Portfolio Manager of Delaware Capital Management, Inc.; Senior Vice
                                                  President/Senior Portfolio Manager of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Susan L. Hanson                                   Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Senior
                                                  Vice President/Global Marketing & Client Services of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)
--------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                                Senior Vice President/Corporate Controller and Treasurer of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Senior
                                                  Vice President/Corporate Controller and Treasurer of Delaware Management
                                                  Holdings, Inc.; Senior Vice President/Corporate Controller and Treasurer of
                                                  DMH Corp.; Senior Vice President/Corporate Controller and Treasurer of
                                                  Delaware Management Company, Inc.; Senior Vice President/Corporate
                                                  Controller and Treasurer of Delaware Distributors, L.P.; Senior Vice
                                                  President/Corporate Controller and Treasurer of Delaware Distributors, Inc.;
                                                  Senior Vice President/Corporate Controller and Treasurer of Delaware Service
                                                  Company, Inc.; Senior Vice President/Corporate Controller and Treasurer of
                                                  Delaware Capital Management, Inc.; Senior Vice President/Corporate
                                                  Controller and Treasurer of Delaware International Holdings Ltd.; Senior
                                                  Vice President/Corporate Controller and Treasurer of Delvoy, Inc.; Senior
                                                  Vice President/Corporate Controller and Treasurer of Founders Holdings,
                                                  Inc.; Senior Vice President/Corporate Controller and Treasurer of Delaware
                                                  Management Business Trust; Senior Vice President/Corporate Controller and
                                                  Treasurer of Delaware General Management, Inc.; Executive Vice
                                                  President/Chief Financial Officer/Treasurer of Delaware Management Trust
                                                  Company; Chief Financial Officer of Retirement Financial Services, Inc.;
                                                  Senior Vice President/Assistant Treasurer of Founders CBO Corporation;
                                                  Senior Vice President/Corporate Controller of Delaware Investment Advisers
                                                  (a series of Delaware Management Business Trust); Senior Vice
                                                  President/Corporate Controller of each fund in the Delaware Investments family
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
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
--------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                               Senior Vice President/Human Resources of Delaware Management Company  (a
                                                  series of Delaware Management Business Trust); Senior Vice President/Human
                                                  Resources of Delaware Management Holdings, Inc.; Senior Vice President/Human
                                                  Resources of DMH Corp.; Senior Vice President/Human Resources of Delvoy,
                                                  Inc.; Senior Vice President/Human Resources of Delaware Management Company,
                                                  Inc.; Senior Vice President/Human Resources of Delaware Management Business
                                                  Trust; Senior Vice President/Human Resources of Delaware Investment Advisers
                                                  (a series of Delaware Management Business Trust); Senior Vice
                                                  President/Human Resources of  Delaware Service Company, Inc.; Senior Vice
                                                  President/Human Resources of Delaware Capital Management, Inc.; Senior Vice
                                                  President/Human Resources of Retirement Financial Services, Inc.; Senior
                                                  Vice President/Human Resources of Delaware Management Trust Company; Senior
                                                  Vice President/Human Resources of Delaware Distributors, Inc.; Senior Vice
                                                  President/Human Resources of  Delaware Distributors, L.P.; Senior Vice
                                                  President/Human Resources of Delaware General Management, Inc.; Senior Vice
                                                  President/Human Resources of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Karina J. Istvan                                  Senior Vice President/Strategic Planning of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Senior Vice
                                                  President/Strategic Planning of Delaware Management Holdings, Inc.; Senior
                                                  Vice President/Strategic Planning of Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President/Strategic
                                                  Planning of Delaware Service Company, Inc.; Senior Vice President/Strategic
                                                  Planning of Delaware Capital Management, Inc.; Senior Vice
                                                  President/Strategic Planning of Retirement Financial Services, Inc.; Senior
                                                  Vice President/Strategic Planning of Delaware Management Trust Company;
                                                  Senior Vice President/Strategic Planning of Delaware Distributors, L.P.;
                                                  Senior Vice President/Strategic Planning of each fund in the Delaware
                                                  Investments family
--------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                               Senior Vice President, Secretary and Deputy General Counsel of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Senior
                                                  Vice President, Secretary and Deputy General Counsel of Delaware Management
                                                  Holdings, Inc.; Senior Vice President, Secretary and Deputy General Counsel
                                                  of DMH Corp.; Senior Vice President, Secretary and Deputy General Counsel of
                                                  Delvoy, Inc.; Senior Vice President, Secretary and Deputy General Counsel of
                                                  Delaware Management Company, Inc.; Senior Vice President, Secretary and
                                                  Deputy General Counsel of Delaware Management Business Trust; Senior Vice
                                                  President, Secretary and Deputy General Counsel of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust); Senior Vice
                                                  President, Secretary and Deputy General Counsel of Delaware Service Company,
                                                  Inc.; Senior Vice President, Secretary and Deputy General Counsel of
                                                  Delaware Capital Management, Inc.; Senior Vice President, Secretary and
                                                  Deputy General Counsel of Retirement Financial Services, Inc.; Senior Vice
                                                  President, Secretary and Deputy General Counsel of Delaware Distributors,
                                                  Inc.; Senior Vice President, Secretary and Deputy General Counsel of
                                                  Delaware Distributors, L.P.; Senior Vice President and Secretary of Delaware
                                                  International Holdings Ltd.; Senior Vice President, Secretary and Deputy
                                                  General Counsel of Founders Holdings, Inc.; Secretary of Founders CBO
                                                  Corporation; Senior Vice President, Secretary and Deputy General Counsel of
                                                  Delaware Management Trust Company; Senior Vice President, Secretary and
                                                  Deputy General Counsel of Delaware General Management, Inc.; Senior Vice
                                                  President, Assistant Secretary and Deputy General Counsel of each fund in the Delaware Investments family

                                                  General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                                  Philadelphia, PA.
--------------------------------------------------------------------------------------------------------------------------------
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Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
--------------------------------------------------------------------------------------------------------------------------------
Eric E. Miller                                    Senior Vice President/Deputy General Counsel and Assistant Secretary of
                                                  Delaware Management Company (a series of Delaware Management Business
                                                  Trust); Senior Vice President/Deputy General Counsel and Assistant Secretary
                                                  of Delaware Management Holdings, Inc.; Senior Vice President/Deputy General
                                                  Counsel and Assistant Secretary of DMH Corp.; Senior Vice President/Deputy
                                                  General Counsel and Assistant Secretary of Delvoy, Inc.; Senior Vice
                                                  President/Deputy General Counsel and Assistant Secretary of Delaware
                                                  Management Company, Inc.; Senior Vice President/Deputy General Counsel and
                                                  Assistant Secretary of Delaware Management Business Trust; Senior Vice
                                                  President/Deputy General Counsel and Assistant Secretary of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Senior
                                                  Vice President/Deputy General Counsel and Assistant Secretary of Delaware
                                                  Service Company, Inc.; Senior Vice President/Deputy General Counsel and
                                                  Assistant Secretary of Delaware Capital Management, Inc.; Senior Vice
                                                  President/Deputy General Counsel and Assistant Secretary of Retirement
                                                  Financial Services, Inc.; Senior Vice President/Deputy General Counsel and
                                                  Assistant Secretary of Delaware Distributors, Inc.; Senior Vice
                                                  President/Deputy General Counsel and Assistant Secretary of Delaware
                                                  Distributors, L.P.; Senior Vice President/Deputy General Counsel and
                                                  Assistant Secretary of Founders Holdings, Inc.; Senior Vice President/Deputy
                                                  General Counsel and Assistant Secretary of Delaware General Management,
                                                  Inc.; Senior Vice President/Deputy General Counsel and Secretary of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Paul M. Ross                                      Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Senior
                                                  Vice President/Global Marketing & Client Services of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)
--------------------------------------------------------------------------------------------------------------------------------
James L. Shields                                  Senior Vice President, Chief Information Officer of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Senior Vice
                                                  President, Chief Information Officer of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust); Senior Vice President, Chief
                                                  Information Officer of Delaware Service Company, Inc.; Senior Vice
                                                  President, Chief Information Officer of Delaware Capital Management Company,
                                                  Inc.; Senior Vice President, Chief Information Officer of Retirement
                                                  Financial Services, Inc.; Senior Vice President, Chief Information Officer
                                                  of Delaware Distributors, L.P.
--------------------------------------------------------------------------------------------------------------------------------
Gary T. Abrams                                    Vice President/Equity Trader of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Equity Trader of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
--------------------------------------------------------------------------------------------------------------------------------
Christopher S. Adams                              Vice President/Equity Analyst of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Equity Analyst of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
--------------------------------------------------------------------------------------------------------------------------------
Damon J. Andres                                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager of Delaware Capital Management,
                                                  Inc.; Vice President/Portfolio Manager of each fund in the Delaware
                                                  Investments family
--------------------------------------------------------------------------------------------------------------------------------
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Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
--------------------------------------------------------------------------------------------------------------------------------
Robert L. Arnold                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Capital Management, Inc., Vice President/Senior Portfolio Manager
                                                  of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Marshall T. Bassett                               Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager of each fund in the Delaware
                                                  Investments family
--------------------------------------------------------------------------------------------------------------------------------
Christopher S. Beck                               Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family

                                                  Trustee of New Castle County Pension Board since October 1992, Wilmington, DE
--------------------------------------------------------------------------------------------------------------------------------
Richard E. Biester                                Vice President/Trading Operations of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Trading Operations of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
--------------------------------------------------------------------------------------------------------------------------------
Vincent A. Brancaccio                             Vice President/Senior Equity Trader of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Equity Trader
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust)
--------------------------------------------------------------------------------------------------------------------------------
Michael P. Buckley                                Vice President/Portfolio Manager and Senior Municipal Bond Analyst of
                                                  Delaware Management Company (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager and Senior Municipal Bond Analyst
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager and Senior Municipal Bond Analyst
                                                  of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
MaryEllen M. Carrozza                             Vice President/Client Services of Delaware Management Company (a series of
                                                  Delaware Management Business Trust);Vice President/Client Services of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Client Services of Delaware Distributors, Inc.; Vice
                                                  President/Client Services of Delaware General Management, Inc.; Vice
                                                  President/Client Services of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Stephen R. Cianci                                 Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager of each fund in the Delaware
                                                  Investments family
--------------------------------------------------------------------------------------------------------------------------------
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
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Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
--------------------------------------------------------------------------------------------------------------------------------
Mitchell L. Conery                                Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Timothy G. Connors                                Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager for each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Patrick P. Coyne                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Capital Management, Inc.; Vice President/Senior Portfolio Manager
                                                  of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
George E. Deming                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Director of Delaware International Advisers
                                                  Ltd.; Vice President/Senior Portfolio Manager of each fund in the Delaware
                                                  Investments family
--------------------------------------------------------------------------------------------------------------------------------
James Paul Dokas                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Michael J. Dugan                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Roger A. Early                                    Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family
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
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Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
--------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                                  Vice President/Taxation of Delaware Management Company (a series of Delaware
                                                  Management Business Trust);Vice President/Taxation of Delaware Management
                                                  Holdings, Inc.; Vice President/Taxation of DMH Corp.; Vice
                                                  President/Taxation of Delvoy, Inc.; Vice President/Taxation of Delaware
                                                  Management Company, Inc.; Vice President/Taxation of Delaware Management
                                                  Business Trust; Vice President/Taxation of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust);Vice President/Taxation of
                                                  Delaware Service Company, Inc.; Vice President/Taxation of Delaware Capital
                                                  Management, Inc.; Vice President/Taxation of Retirement Financial Services,
                                                  Inc.; Vice President/Taxation of Delaware Distributors, Inc.; Vice
                                                  President/Taxation of Delaware Distributors, L.P.; Vice President/Taxation
                                                  of Founders Holdings, Inc.; Vice President/Taxation of Founders CBO
                                                  Corporation; Vice President/Taxation of Delaware General Management, Inc.;
                                                  Vice President/Taxation of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Joseph Fiorilla                                   Vice President/Senior Business Analyst of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Business Analyst of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust)
--------------------------------------------------------------------------------------------------------------------------------
Charles E. Fish                                   Vice President/Senior Equity Trader of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Equity Trader
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust)
--------------------------------------------------------------------------------------------------------------------------------
James A. Furgele                                  Vice President/Investment Accounting of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Investment
                                                  Accounting of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Investment Accounting of Delaware Service
                                                  Company, Inc.; Vice President/Investment Accounting of each fund in the
                                                  Delaware Investments family.
--------------------------------------------------------------------------------------------------------------------------------
Thomas C. Gariepy(4)                              Vice President/Director of Corporate Communications of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Vice
                                                  President/Director of Corporate Communications of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)
--------------------------------------------------------------------------------------------------------------------------------
Stuart M. George                                  Vice President/Equity Trader of Delaware Management Company (a series of
                                                  Delaware Management Business Trust);Vice President/Equity Trader of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)
--------------------------------------------------------------------------------------------------------------------------------
Andrea Giles                                      Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager of Delaware Capital Management,
                                                  Inc.; Vice President/Portfolio Manager of each fund in the Delaware
                                                  Investments family
--------------------------------------------------------------------------------------------------------------------------------
Barry Gladstein                                   Vice President/Business Manager, Equity of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Business
                                                  Manager, Equity of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust)
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

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
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
--------------------------------------------------------------------------------------------------------------------------------
Paul Grillo                                       Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager of Delaware Capital Management,
                                                  Inc.; Vice President/Portfolio Manager of each fund in the Delaware
                                                  Investments family.
--------------------------------------------------------------------------------------------------------------------------------
Brian T. Hannon                                   Vice President/Equity Analyst of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Equity Analyst of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
--------------------------------------------------------------------------------------------------------------------------------
John A. Heffern                                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager of each fund in the Delaware
                                                  Investments family
--------------------------------------------------------------------------------------------------------------------------------
Stuart N. Hosansky                                Vice President/Senior Credit Analyst of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Credit
                                                  Analyst of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Credit Analyst of each fund in the
                                                  Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Frances J. Houghton, Jr.(5)                       Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family; Executive Vice President of
                                                  Delaware General Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
Elizabeth H. Howell                               Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family.
--------------------------------------------------------------------------------------------------------------------------------
Jeffrey Hynoski                                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager of each fund in the Delaware
                                                  Investments family
--------------------------------------------------------------------------------------------------------------------------------
Cynthia Isom                                      Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager of each fund in the Delaware
                                                  Investments family
--------------------------------------------------------------------------------------------------------------------------------
John B. Jares(6)                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family.
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

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Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
--------------------------------------------------------------------------------------------------------------------------------
Audrey E. Kohart                                  Vice President/Assistant Controller, Corporate Accounting of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President/Assistant Controller, Corporate Accounting of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)
--------------------------------------------------------------------------------------------------------------------------------
Steven T. Lampe                                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager of Delaware Capital Management,
                                                  Inc.; Vice President/Portfolio Manager of each fund in the Delaware
                                                  Investments family
--------------------------------------------------------------------------------------------------------------------------------
Philip Y. Lin                                     Vice President, Assistant Secretary and Associate General Counsel of
                                                  Delaware Management Company (a series of Delaware Management Business
                                                  Trust); Vice President, Assistant Secretary and Associate General Counsel of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust);Vice President, Assistant Secretary and Associate General Counsel of
                                                  Delaware Service Company, Inc.; Vice President, Assistant Secretary and
                                                  Associate General Counsel of Delaware Capital Management, Inc.; Vice
                                                  President, Assistant Secretary and Associate General Counsel of Retirement
                                                  Financial Services, Inc.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of Delaware Management Trust Company; Vice President,
                                                  Assistant Secretary and Associate General Counsel of Delaware Distributors,
                                                  L.P.; Vice President, Assistant Secretary and Associate General Counsel of
                                                  each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Michael D. Mabry                                  Vice President, Assistant Secretary and Associate General Counsel of
                                                  Delaware Management Company (a series of Delaware Management Business
                                                  Trust); Vice President, Assistant Secretary and Associate General Counsel of
                                                  Delaware Management Holdings, Inc.; Vice President, Assistant Secretary and
                                                  Associate General Counsel of Delvoy, Inc.; Vice President, Assistant
                                                  Secretary and Associate General Counsel of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust);Vice President, Assistant
                                                  Secretary and Associate General Counsel of Delaware Service Company, Inc.;
                                                  Vice President, Assistant Secretary and Associate General Counsel of
                                                  Delaware Capital Management, Inc.; Vice President, Assistant Secretary and
                                                  Associate General Counsel of Retirement Financial Services, Inc.; Vice
                                                  President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Distributors, L.P.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Paul A. Matlack                                   Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Founders Holdings, Inc., President and Director of Founders CBO Corporation;
                                                  Vice President/Senior Portfolio Manager of each fund in the Delaware
                                                  Investments family
--------------------------------------------------------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Francis X. Morris                                 Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
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

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Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
--------------------------------------------------------------------------------------------------------------------------------
Gerald T. Nichols                                 Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Founders Holdings, Inc., Treasurer, Assistant Secretary and Director of
                                                  Founders CBO Corporation; Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Robert A. Norton, Jr.                             Vice President/Equity Analyst of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Equity Analyst of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
--------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                                 Vice President, Assistant Secretary and Associate General Counsel of
                                                  Delaware Management Company (a series of Delaware Management Business
                                                  Trust); Vice President, Assistant Secretary and Associate General Counsel of
                                                  Delaware Management Holdings, Inc.; Vice President, Assistant Secretary and
                                                  Associate General Counsel of Delvoy, Inc.; Vice President, Assistant
                                                  Secretary and Associate General Counsel of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust);Vice President, Assistant
                                                  Secretary and Associate General Counsel of Delaware Service Company, Inc.;
                                                  Vice President, Assistant Secretary and Associate General Counsel of
                                                  Delaware Capital Management, Inc.; Vice President, Assistant Secretary and
                                                  Associate General Counsel of Retirement Financial Services, Inc.; Vice
                                                  President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Distributors, L.P.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
John J. OConnor                                  Vice President/Investment Accounting of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Investment
                                                  Accounting/Assistant Treasurer of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust); Vice President/Investment Accounting of
                                                  Delaware Service Company, Inc.; Vice President/Assistant Treasurer of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------
Donald G. Padilla                                 Vice President/Assistant Controller/Assistant Treasurer of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President/Assistant Controller/Assistant Treasurer of DMH Corp.; Vice
                                                  President/Assistant Controller/Assistant Treasurer of Delvoy, Inc.; Vice
                                                  President/Assistant Controller/Assistant Treasurer of Delaware Management
                                                  Company, Inc.; Vice President/Assistant Controller/Assistant Treasurer of
                                                  Delaware Management Business Trust; Vice President/Assistant
                                                  Controller/Assistant Treasurer of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust); Vice President/Assistant
                                                  Controller/Assistant Treasurer of Delaware Service Company, Inc.; Vice
                                                  President/Assistant Controller/Assistant Treasurer of Delaware Capital
                                                  Management, Inc.; Vice President/Assistant Controller/Assistant Treasurer of
                                                  Retirement Financial Services, Inc.; Vice President/Assistant
                                                  Controller/Assistant Treasurer of Delaware Management Trust Company; Vice
                                                  President/Assistant Controller/Assistant Treasurer of Delaware Distributors,
                                                  L.P.; Assistant Vice President/Assistant Controller of Founders Holdings,
                                                  Inc.; Vice President/Assistant Controller/Assistant Treasurer of Delaware
                                                  General Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
Gary A. Reed                                      Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Capital Management, Inc.; Vice President/Senior Portfolio Manager
                                                  of each fund in the Delaware Investments family
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
--------------------------------------------------------------------------------------------------------------------------------
Richard Salus                                     Vice President/Assistant Controller of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Assistant Controller
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Assistant Controller of Delaware Management Trust
                                                  Company; Vice President/Assistant Controller of Delaware Management Business
                                                  Trust; Vice President/Assistant Controller of Delaware Service Company,
                                                  Inc.; Vice President/Assistant Controller of Delaware Capital Management,
                                                  Inc.; Vice President/Assistant Controller of Retirement Financial Services,
                                                  Inc.; Vice President/Assistant Controller of Delaware Distributors, L.P.;
                                                  Vice President/Assistant Controller of Delaware Management Trust Company;
                                                  Vice President/Assistant Controller of Delaware Distributors, Inc.; Vice
                                                  President/Assistant Controller of Delaware International Holdings Ltd.; Vice
                                                  President/Assistant Controller  of Delaware General Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
Robert D. Schwartz(7)                             Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/ Portfolio Manager of each fund in the Delaware
                                                  Investments family; Vice President/Assistant Secretary of Delaware General
                                                  Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
Richard D. Seidel                                 Vice President/Assistant Controller/Manager, Payroll of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Vice
                                                  President/Assistant Controller/Manager, Payroll of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)
--------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                                Vice President/Facilities and Administrative Services of Delaware Management
                                                  Company (a series of Delaware Management Business Trust);Vice
                                                  President/Facilities and Administrative Services of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Facilities and Administrative Services of Delaware Service
                                                  Company, Inc.; Vice President/Facilities and Administrative Services of
                                                  Delaware Distributors, L.P.
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Trotman                                 Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager of each fund in the Delaware
                                                  Investments family
--------------------------------------------------------------------------------------------------------------------------------
Lori P. Wachs                                     Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust);Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust);Vice President/Portfolio Manager of each fund in the Delaware
                                                  Investments family
--------------------------------------------------------------------------------------------------------------------------------

*Business Address is 1818 Market Street, Philadelphia, PA 19103.

--------------------------------------------------------------------------------
(1) PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR, United Asset Management, Boston, MA March 1998-January 2000.
(2) PRESIDENT AND DIRECTOR, Lincoln Investment Management, Inc. 1987 to present. EXECUTIVE VICE PRESIDENT/CHIEF INVESTMENT OFFICER of Lincoln National Corporation 1992 to present.
(3) PRESIDENT, DIRECTOR OF MARKETING AND SENIOR PORTFOLIO MANAGER, Marvin & Palmer Associates, Wilmington, DE 1996-1998.
(4) VICE PRESIDENT AND DIRECTOR OF PUBLIC RELATIONS, Liberty Funds Distributor, Inc. Boston, MA, 1996-1998.
(5) PRESIDENT AND PORTFOLIO MANAGER, Lynch and Mayer, Inc., New York, NY January 1990-February 2000.
(6) VICE PRESIDENT AND PORTFOLIO MANAGER, Berger Funds, LLC, Denver, CO, 1997-February 2000.
(7) VICE PRESIDENT, Lynch and Mayer, Inc., New York, NY, February 1993-February 2000.
--------------------------------------------------------------------------------

    (b) Delaware International Advisers Ltd. ("Delaware International") serves as sub-investment adviser to Strategic Income Series of the Registrant and also serves as investment manager or sub-investment adviser to certain of the other funds in the Delaware Investments family (Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Global & International Funds, Delaware Pooled Trust, Delaware Group Income Funds, and Delaware Group Adviser Funds) and other institutional accounts. Information regarding the officers and directors of Delaware International and the positions they have held with the Registrant during the past two fiscal years is provided below.


---------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address     Positions and Offices with Delaware International and its Affiliates and
                                        Other Positions and Offices Held
---------------------------------------------------------------------------------------------------------------------
G. Roger H. Kitson*                     Vice Chairman and Director of Delaware International Advisers Ltd.

---------------------------------------------------------------------------------------------------------------------
David G. Tilles*                        Managing Director/Chief Investment Officer and Director of Delaware
                                        International Advisers Ltd.

---------------------------------------------------------------------------------------------------------------------
Elizabeth A. Desmond*                   Senior Portfolio Manager and Director of Delaware International Advisers
                                        Ltd.

---------------------------------------------------------------------------------------------------------------------
John Emberson*                          Finance Director/Company Secretary/Compliance Officer and Chief Operating
                                        Officer of Delaware International Advisers Ltd.

---------------------------------------------------------------------------------------------------------------------
Clive A. Gillmore*                      Senior Portfolio Manager/Deputy Managing Director and Director of Delaware
                                        International Advisers Ltd.

---------------------------------------------------------------------------------------------------------------------
Nigel G. May*                           Senior Portfolio Manager and Director of Delaware International Advisers
                                        Ltd.

---------------------------------------------------------------------------------------------------------------------
Hamish O. Parker*                       Senior Portfolio Manager and Director of Delaware International Advisers
                                        Ltd.

---------------------------------------------------------------------------------------------------------------------
Robert Akester*                         Senior Portfolio Manager of Delaware International Advisers Ltd.

---------------------------------------------------------------------------------------------------------------------
Fiona A. Barwick*                       Senior Portfolio Manager of Delaware International Advisers Ltd.

---------------------------------------------------------------------------------------------------------------------
Joanna Bates*                           Senior Portfolio Manager of Delaware International Advisers Ltd.

---------------------------------------------------------------------------------------------------------------------
Joshua H. Brooks*                       Senior Portfolio Manager of Delaware International Advisers Ltd.

---------------------------------------------------------------------------------------------------------------------
Gavin A. Hall*                          Senior Portfolio Manager of Delaware International Advisers Ltd.

---------------------------------------------------------------------------------------------------------------------
John Kirk*                              Senior Portfolio Manager and Director of Delaware International Advisers
                                        Ltd.

---------------------------------------------------------------------------------------------------------------------




W. Hywel Morgan*                        Senior Portfolio Manager of Delaware International Advisers Ltd.

---------------------------------------------------------------------------------------------------------------------
Christopher A. Moth*                    Senior Portfolio Manager and Director of Delaware International Advisers
                                        Ltd.

---------------------------------------------------------------------------------------------------------------------
Richard J. Ginty*                       Portfolio Manager of Delaware International Advisers Ltd.

---------------------------------------------------------------------------------------------------------------------
R. Emma Lewis*                          Portfolio Manager of Delaware International Advisers Ltd.

---------------------------------------------------------------------------------------------------------------------
Hugh A. Serjeant*                       Portfolio Manager of Delaware International Advisers Ltd.

---------------------------------------------------------------------------------------------------------------------
John C. E. Campbell**                   Director of Delaware International Advisers Ltd.; Executive Vice
                                        President/Global Marketing & Client Services of Delaware Management Company
                                        (a series of Delaware Management Business Trust) and Delaware Investment
                                        Advisers (a series of Delaware Management Business Trust)

---------------------------------------------------------------------------------------------------------------------
George E. Deming**                      Director of Delaware International Advisers Ltd.; Vice President/Senior
                                        Portfolio Manager of Delaware Management Company (a series of Delaware
                                        Management Business Trust) and Delaware Investment Advisers (a series of
                                        Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address     Positions and Offices with Delaware International and its Affiliates and
                                        Other Positions and Offices Held
---------------------------------------------------------------------------------------------------------------------
David K. Downes**                       Director of Delaware International Advisers Ltd.; President, Chief
                                        Executive Officer,  Chief Financial Officer and Director/Trustee of the
                                        Registrant and each of the other investment companies in the Delaware
                                        Investments family; President and Director of Delaware Management Company,
                                        Inc.; President of Delaware Management Company (a series of Delaware
                                        Management Business Trust); President, Chief Executive Officer and Director
                                        of Delaware Capital Management, Inc.; Chairman, President, Chief Executive
                                        Officer and Director of Delaware Service Company, Inc.; President, Chief
                                        Operating Officer, Chief Financial Officer and Director of Delaware
                                        International Holdings Ltd.; Chairman and Director of Delaware Management
                                        Trust Company and Retirement Financial Services, Inc.; Executive Vice
                                        President, Chief Operating Officer, Chief Financial Officer of Delaware
                                        Management Holdings, Inc., Founders CBO Corporation, Delaware Investment
                                        Advisers (a series of Delaware Management Business Trust) and Delaware
                                        Distributors, L.P.; Executive Vice President, Chief Operating Officer,
                                        Chief Financial Officer and Director of DMH Corp., Delaware Distributors,
                                        Inc., Founders Holdings, Inc. and Delvoy, Inc.; Executive Vice President
                                        and Trustee of Delaware Management Business Trust

                                        Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8
                                        Clayton Place, Newtown Square, PA
---------------------------------------------------------------------------------------------------------------------
Richard J. Flannery**                    Director of Delaware International Advisers Ltd.; Executive Vice
                                        President/General Counsel of the Registrant and each of the other investment companies in the Delaware Investments family, Delaware
                                        Management Holdings, Inc., Delaware Distributors, L.P., Delaware Management
                                        Company (a series of Delaware Management Business Trust), Delaware
                                        Investment Advisers (a series of Delaware Management Business Trust) and
                                        Founders CBO Corporation; Executive Vice President/General Counsel and
                                        Director of Delaware International Holdings Ltd., Founders Holdings, Inc.,
                                        Delvoy, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                        Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                        Financial Services, Inc., Delaware Distributors, Inc. and Delaware
                                        Management Trust Company.; Executive Vice President and Trustee of Delaware
                                        Management Business Trust; Director of HYPPCO Finance Company Ltd.

                                        Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd.,
                                        Elverton, PA; Director and Member of Executive Committee of Stonewall
                                        Links, Inc. since 1991, Bulltown Rd., Elverton, PA

---------------------------------------------------------------------------------------------------------------------
Richard G. Unruh**                      Director of Delaware International Advisers Ltd.; Executive Vice
                                        President/Chief Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust); Executive Vice President and Chief
                                        Investment Officer, Equity of the Registrant and each of the other investment companies in the Delaware Investments family; Chief Executive
                                        Officer/Chief Investment Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust); Executive Vice President of
                                        Delaware Management Holdings, Inc. and Delaware Capital Management, Inc.;
                                        Executive Vice President and Trustee of  Delaware Management Business Trust

                                        Board of Directors, Chairman of Finance Committee, Keystone Insurance Company
                                        since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman
                                        of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street,
                                        Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom
                                        Drive, Reston, VA

---------------------------------------------------------------------------------------------------------------------

 * Business address of each is Third Floor, 80 Cheapside, London, England EC2V 6EE.
** Business address of each is 1818 Market Street, Philadelphia, PA 19103.

    (c) Vantage Global Advisors, Inc. ("Vantage"), 630 Fifth Avenue, New York, NY 10111, is an indirect, wholly owned subsidiary of Lincoln National Corporation and an affiliate of Delaware Management Company, Inc. Vantage provides investment advice to pension plans, endowments, insurance and commingled products. Vantage serves as sub-investment adviser to the Social Awareness Series (formerly named Quantum Series). The directors and officers of Vantage are listed below. Unless otherwise indicated, the principal business address of each person is 630 Fifth Avenue, New York, NY 10111.


---------------------------------------------------------------------------------------------------------------------
Name and Principal Business           Positions and Offices with Vantage Global Advisors, Inc. and its
Address                               Principal Affiliates and Other Positions and Offices Held
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Roger Sayler(1)                       President and Chief Executive Officer of Vantage Global Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
*Dennis A. Blume                      Director of Vantage Global Advisors, Inc.

                                      Vice President and Director of Lincoln Investment Management, Inc. since
                                      1985, 200 East Berry Street, Fort Wayne, IN; Director of Lynch & Mayer,
                                      Inc. since 1996, 520 Madison Avenue, New York, NY
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Kevin S. Lee                          Vice President/Controller/Compliance Officer
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey                 Vice President
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Michael Rose                          Vice President
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Florence Leong                        Vice President
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Evelyn M. Poy                         Vice President
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Pamela L. Friedman                    Vice President
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Christopher J. Rowe                   Vice President
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Yi Feng Yang                          Vice President
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Perry D. Keck                         Senior Vice President
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Enrique DeJesus Chang                 Senior Vice President
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
**H. Thomas McMeekin                  Director of Vantage Global Advisers, Inc.

                                      Executive Vice President of Delaware Management Business Trust;
                                      Executive Vice President /Chief Investment Officer DMC-Fixed Income of
                                      Delaware Management Company (a series of Delaware Management Business
                                      Trust); Executive Vice President of Delaware Capital Management, Inc.;
                                      Executive Vice President and Director of Delaware Management Holdings,
                                      Inc.; Executive Vice President and Chief Investment Officer , Fixed
                                      Income of each Fund in the Delaware Investments family.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Bruce D. Barton(2)                    Director of Vantage Global Advisors Inc.

                                      President and Chief Executive Officer of Delaware Distributors, L.P.
                                      since 1996, 1818 Market Street, Philadelphia, PA

---------------------------------------------------------------------------------------------------------------------
1    MANAGING DIRECTOR/GLOBAL HEAD OF DERIVATIVES, J.P. Morgan Investment Management prior to 1999.
2    SENIOR VICE PRESIDENT AND DIRECTOR, Lincoln National Investment Companies February 1996 to October 1996; VICE
     PRESIDENT, Lincoln National Corporation May 1992 to October 1996.
*    Business address is 200 East Berry Street Fort Wayne, IN 46802.
**   Business address is 1818 Market Street, Philadelphia, PA 19103.

    (d) Lincoln Investment Management Company, Inc. serves as sub-adviser to the REIT Series. Lincoln Investment Management Company, Inc. also serves as sub-adviser to Delaware Pooled Trust, Inc. In addition, Lincoln Investment Management Company, Inc. serves as investment manager to Lincoln National Convertible Securities Fund, Inc., Lincoln National Income Fund, Inc., Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., Lincoln National Special Opportunities Fund, Inc. and to other clients. Lincoln Investment Management Company, Inc. is registered with the Securities and Exchange Commission as an investment adviser and has acted as an investment adviser to investment companies for over 40 years.

    Information regarding the officers and directors of Lincoln Investment Management Company, Inc. and the positions they held during the past two years follows:

----------------------------------------------------------------------------------------------------------------------
Name and Principal Business         Positions and Offices with Lincoln Investment Management Company, Inc. and
Address                             its Affiliates and Other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
***H. Thomas McMeekin               President & Director of Lincoln Investment Management, Inc.; Executive Vice
                                    President (previously Senior Vice President) and Chief Investment Officer
                                    of Lincoln National Corporation; and Director of The Lincoln National Life
                                    Insurance Company, Lincoln National Investments, Inc., Delaware Management
                                    Holdings, Inc., Lincoln National Investment Companies, Inc. and Vantage
                                    Global Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
*Dennis A. Blume                    Vice President of Lincoln Investment Management, Inc.; and Director of
                                    Vantage Global Advisors, Inc
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
*Steven R. Brody                    Vice President and Director of Lincoln Investment Management, Inc.;  Vice
                                    President of The Lincoln National Life Insurance Company
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
*David A. Berry                     Vice President of Lincoln Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
*Philip C. Byrde                    Vice President of Lincoln Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
*Patrick R. Chasey                  Vice President of Lincoln Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
*Janet C. Chrzan                    Vice President/Treasurer of Lincoln Investment Management, Inc., Lincoln
                                    National Corporation, LNC Equity Sales Corporation; Treasurer of Lincoln
                                    National Investments, Inc.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
*David C. Fischer                   Vice President of Lincoln Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Mark S. Forman                      Vice President of Lincoln Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
*Robert C. Franzino                 Vice President/Portfolio Manager of Lincoln Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
*Luc N. Girard                      Vice President and Actuary of Lincoln Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
*Walter M. Korinke                  Vice President of Lincoln Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
*James M. Keefer                    Vice President and General Counsel and Director of Lincoln Investment
                                    Management, Inc.
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
Name and Principal Business         Positions and Offices with Lincoln Investment Management Company, Inc. and
Address                             its Affiliates and Other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
*Howard R. Lodge                    Vice President of Lincoln Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
*David J. Miller                    Vice President of Lincoln Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
*David C. Patch                     Vice President of Lincoln Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
*Regina N. Rohrbacher               Compliance Officer of Lincoln Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
*Cynthia A. Rose                    Corporate Secretary of Lincoln Investment Management, Inc. and Lincoln
                                    National Life Insurance Company.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
*Jay M. Yentis                      Portfolio Manager/Second Vice President of Lincoln Investment Management,
                                    Inc.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

* Business address is 200 East Berry Street, Fort Wayne, IN 46802. ** Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802. *** Business address is 1818 Market Street, Philadelphia, PA 19103.

Item 27. Principal Underwriters.

         (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

         (b) Information with respect to each director, officer or partner of principal underwriter:


-----------------------------------------------------------------------------------------------------------------------------------


Name and Principal Business Address*          Positions and Offices with Underwriter      Positions and Offices with Registrant
------------------------------------          --------------------------------------      -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Distributors, Inc.                   General Partner                             None
-----------------------------------------------------------------------------------------------------------------------------------

Delaware Investment Advisers                  Limited Partner                             None
-----------------------------------------------------------------------------------------------------------------------------------

Delaware Capital Management, Inc.             Limited Partner                             None
-----------------------------------------------------------------------------------------------------------------------------------

Bruce D. Barton                               President and Chief Executive Officer       None
-----------------------------------------------------------------------------------------------------------------------------------

David K. Downes                               Executive Vice President/Chief Operating    President and Chief Executive
                                              Officer/Chief Financial Officer             Officer/Chief Financial Officer/Chief
                                                                                          Operating Officer and Trustee
-----------------------------------------------------------------------------------------------------------------------------------

Richard J. Flannery                           Executive Vice President/General Counsel    Executive Vice President/General Counsel
-----------------------------------------------------------------------------------------------------------------------------------

Diane M. Anderson                             Senior Vice President/Retirement            None
                                              Operations
-----------------------------------------------------------------------------------------------------------------------------------

Michael P. Bishof                             Senior Vice President/Treasurer/            Senior Vice President/Treasurer
                                              Investment Accounting
-----------------------------------------------------------------------------------------------------------------------------------

Daniel J. Brooks III                          Senior Vice President/Wholesaler            None
-----------------------------------------------------------------------------------------------------------------------------------

Terrence P. Cunningham                        Senior Vice President/National Sales        None
                                              Director, Financial Institutions
-----------------------------------------------------------------------------------------------------------------------------------

Joseph H. Hastings                            Senior Vice President/Treasurer/            Senior Vice President/Corporate
                                              Corporate Controller                        Controller
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


Name and Principal Business Address*          Positions and Offices with Underwriter      Positions and Offices with Registrant
------------------------------------          --------------------------------------      -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                           Senior Vice President/Human Resources       Senior Vice President/Human Resources
-----------------------------------------------------------------------------------------------------------------------------------

Richelle S. Maestro                           Senior Vice President/Deputy General        Senior Vice President/Deputy General
                                              Counsel/ Secretary                          Counsel/ Secretary
-----------------------------------------------------------------------------------------------------------------------------------

Mac Macaulliffe                               Senior Vice President/Divisional Sales      None
                                              Manager
-----------------------------------------------------------------------------------------------------------------------------------

 J. Chris Meyer                               Senior Vice President/Director, Product     None
                                              Management
-----------------------------------------------------------------------------------------------------------------------------------

Eric E. Miller                                Senior Vice President/Deputy General        Senior Vice President/Deputy General
                                              Counsel/Assistant Secretary                 Counsel/Secretary
-----------------------------------------------------------------------------------------------------------------------------------

Stephen C. Nell                               Senior Vice President/National Retirement   None
                                              Sales
-----------------------------------------------------------------------------------------------------------------------------------

Henry W. Orvin                                Senior Vice President/Eastern Divisional    None
                                              Sales Manager
-----------------------------------------------------------------------------------------------------------------------------------

Christopher H. Price                          Senior Vice President/Channel Manager,      None
                                              Insurance
-----------------------------------------------------------------------------------------------------------------------------------

Thomas E. Sawyer                              Senior Vice President/Director, National    None
                                              Sales
-----------------------------------------------------------------------------------------------------------------------------------

James L. Shields                              Senior Vice President/Chief Information     None
                                              Officer
-----------------------------------------------------------------------------------------------------------------------------------
Steven Sorenson                               Senior Vice President/National Director,
                                              Independent Planner Channel                 None
-----------------------------------------------------------------------------------------------------------------------------------

Richard P. Allen                              Vice President/Wholesaler, Midwest          None
-----------------------------------------------------------------------------------------------------------------------------------

David P. Anderson, Jr.                        Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Jeffrey H. Arcy                               Vice President/Wholesaler,                  None
                                              South East Region
-----------------------------------------------------------------------------------------------------------------------------------

Patrick A. Bearss                             Vice President/Wholesaler - Midwest         None
-----------------------------------------------------------------------------------------------------------------------------------

Gabriella Bercze                              Vice President/Wholesaler, Financial        None
                                              Institutions
-----------------------------------------------------------------------------------------------------------------------------------

Larry D. Bridwell                             Vice President/Financial Institutions       None
                                              Wholesaler
-----------------------------------------------------------------------------------------------------------------------------------

Lisa O. Brinkley                              Vice President/Compliance Director          Vice President/Compliance Director
-----------------------------------------------------------------------------------------------------------------------------------

Terrance L. Bussard                           Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Daniel H. Carlson                             Vice President/Marketing Services           None
-----------------------------------------------------------------------------------------------------------------------------------

Larry Carr                                    Vice President/Variable Annuity Sales       None
                                              Manager
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


Name and Principal Business Address*          Positions and Offices with Underwriter      Positions and Offices with Registrant
------------------------------------          --------------------------------------      -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
William S. Carroll                            Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Matthew Coldren                               Vice President/National Accounts            None
-----------------------------------------------------------------------------------------------------------------------------------

Patrick A Connelly                            Vice President/Registered Investment        None
                                              Adviser Sales
-----------------------------------------------------------------------------------------------------------------------------------

Jessie V. Emery                               Vice President/Marketing Communications     None
-----------------------------------------------------------------------------------------------------------------------------------

Joel A. Ettinger                              Vice President/Taxation                     Vice President/Taxation
-----------------------------------------------------------------------------------------------------------------------------------

Edward A. Foley                               Vice President/Marketing Communications     None
-----------------------------------------------------------------------------------------------------------------------------------

Susan T. Friestedt                            Vice President/Retirement Services          None
-----------------------------------------------------------------------------------------------------------------------------------

Darryl S. Grayson                             Vice President/Director, Internal Sales     None
-----------------------------------------------------------------------------------------------------------------------------------

Rhonda J. Guido                               Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Ronald A. Haimowitz                           Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Edward J. Hecker                              Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

John R. Herron                                Vice President/Variable Annuity Wholesaler  None
-----------------------------------------------------------------------------------------------------------------------------------

Steven N. Horton                              Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Dinah J. Huntoon                              Vice President/Product Manager, Equities    None
-----------------------------------------------------------------------------------------------------------------------------------

Karina J. Istvan                              Vice President/Strategic Planning           Vice President/Strategic Planning
-----------------------------------------------------------------------------------------------------------------------------------

Christopher L. Johnston                       Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Michael J. Jordan                             Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Carolyn Kelly                                 Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Richard M. Koerner                            Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Ellen M. Krott                                Vice President/Marketing                    None
-----------------------------------------------------------------------------------------------------------------------------------

John LeBoeuf                                  Vice President/Independent Planner and      None
                                              Insurance Sales-East
-----------------------------------------------------------------------------------------------------------------------------------

SooHee Lee                                    Vice President/Fixed Income &               None
                                              International Product Management
-----------------------------------------------------------------------------------------------------------------------------------

Philip Y. Lin                                 Vice President/Associate General            Vice President/Associate General
                                              Counsel/Assistant Secretary                 Counsel/Assistant Secretary
-----------------------------------------------------------------------------------------------------------------------------------

John R. Logan                                 Vice President/Wholesaler, Financial        None
                                              Institutions
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


Name and Principal Business Address*          Positions and Offices with Underwriter      Positions and Offices with Registrant
------------------------------------          --------------------------------------      -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Michael D. Mabry                              Vice President/Associate General            Vice President/Associate General
                                              Counsel/Assistant Secretary                 Counsel/Assistant Secretary
-----------------------------------------------------------------------------------------------------------------------------------

Theodore T. Malone                            Vice President/ Independent Planner and     None
                                              Insurance Sales Wholesaler
-----------------------------------------------------------------------------------------------------------------------------------

Debbie Marler                                 Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Raymond G. McCarthy                           Vice President/National Accounts,
                                              Independent Planner & Insurance Channel     None
-----------------------------------------------------------------------------------------------------------------------------------

Joanne C. McCranie                            Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Gregory J. McMillan                           Vice President/National Accounts            None
-----------------------------------------------------------------------------------------------------------------------------------

Nathan W. Medin                               Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Scott L. Metzger                              Vice President/Business Development         None
-----------------------------------------------------------------------------------------------------------------------------------

Jamie L. Meyer                                Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Christopher W. Moore                          Vice President/Variable Annuity Wholesaler  None
-----------------------------------------------------------------------------------------------------------------------------------

Andrew F. Morris                              Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Patrick L. Murphy                             Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Scott E. Naughton                             Vice President/Independent Planner &        None
                                              Insurance Wholesaler
-----------------------------------------------------------------------------------------------------------------------------------

Julie Nusbaum                                 Vice President/Wholesaler, Financial        None
                                              Institutions
-----------------------------------------------------------------------------------------------------------------------------------

Julie A. Nye                                  Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Daniel J. O'Brien                             Vice President/Insurance Products           None
-----------------------------------------------------------------------------------------------------------------------------------

David P. O'Connor                             Vice President/Associate General            Vice President/Associate General
                                              Counsel/Assistant Secretary                 Counsel/Assistant Secretary
-----------------------------------------------------------------------------------------------------------------------------------

Joseph T. Owczarek                            Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Otis S. Page                                  Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Mary Ellen Pernice-Fadden                     Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Eric Preus                                    Vice President/Wrap Wholesaler              None
-----------------------------------------------------------------------------------------------------------------------------------

Philip G. Rickards                            Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Laura E. Roman                                Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Robert A. Rosso                               Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


Name and Principal Business Address*          Positions and Offices with Underwriter      Positions and Offices with Registrant
------------------------------------          --------------------------------------      -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Terri Lynn Sabby                              Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Richard Salus                                 Vice President/Assistant Controller         None
-----------------------------------------------------------------------------------------------------------------------------------

Linda D. Shulz                                Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Gordon E. Searles                             Vice President/Client Services              None
-----------------------------------------------------------------------------------------------------------------------------------

Catherine A. Seklecki                         Vice President/Retirement Sales             None
-----------------------------------------------------------------------------------------------------------------------------------

John C. Shalloe                               Vice President/Wrap Fee Wholesaler,         None
                                              Western Region
-----------------------------------------------------------------------------------------------------------------------------------

Edward B. Sheridan                            Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Kimberly Spangler                             Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Robert E. Stansbury                           Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Stephanie R. Szabo                            Vice President/Retirement Marketing         None
-----------------------------------------------------------------------------------------------------------------------------------

Michael T. Taggart                            Vice President/Facilities and               None
                                              Administration Services
-----------------------------------------------------------------------------------------------------------------------------------

Julia R. Vander Els                           Vice President/Retirement Plan              None
                                              Communications
-----------------------------------------------------------------------------------------------------------------------------------

Wayne W. Wagner                               Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

John A. Wells                                 Vice President/Marketing Technology         None
-----------------------------------------------------------------------------------------------------------------------------------

Courtney S. West                              Vice President/Institutional Sales          None
-----------------------------------------------------------------------------------------------------------------------------------

Andrew J. Whitaker                            Vice President/Wholesaler, Financial        None
                                              Institutions
-----------------------------------------------------------------------------------------------------------------------------------

Scott Whitehouse                              Vice President/Wholesaler                   None
-----------------------------------------------------------------------------------------------------------------------------------

Wesley Williams                               Vice President/Wholesaler
-----------------------------------------------------------------------------------------------------------------------------------

Theodore V. Wood                              Vice President/Technical Systems Officer    None
-----------------------------------------------------------------------------------------------------------------------------------

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

    (c) Inapplicable.

Item 28. Location of Accounts and Records.
    All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103, in London at Third Floor, 80 Cheapside, London, England EC2V 6EE, in New York at 630 Fifth Avenue, New York, NY 10111, or in Fort Wayne at 200 East Berry Street, Fort Wayne, IN 46802 or 1300 S. Clinton Street, Fort Wayne, IN 46802.

Item 29. Management Services.  None.

Item 30. Undertakings.  None.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 24th day of April 2000.


                                          DELAWARE GROUP PREMIUM FUND

                                             By /s/David K. Downes
                                                ------------------
                                                David K. Downes
                                     President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


              Signature                                          Title                                       Date
--------------------------------------    ----------------------------------------------------    ----------------------------
/s/David K. Downes                        President/Chief Executive Officer/Chief Financial             April 24, 2000
---------------------------------         Officer (Principal Executive Officer, Principal
David K. Downes                           Financial Officer and Principal Accounting
                                          Officer) and Trustee

/s/Wayne A. Stork               *         Trustee                                                       April 24, 2000
---------------------------------
Wayne A. Stork

/s/Walter P. Babich             *         Trustee                                                       April 24, 2000
---------------------------------
Walter P. Babich

/s/John H. Durham               *         Trustee                                                       April 24, 2000
---------------------------------
John H. Durham

/s/Anthony D. Knerr             *         Trustee                                                       April 24, 2000
---------------------------------
Anthony D. Knerr

/s/Ann R. Leven                 *         Trustee                                                       April 24, 2000
---------------------------------
Ann R. Leven

/s/ Thomas F. Madison           *         Trustee                                                       April 24, 2000
---------------------------------
Thomas F. Madison

/s/Charles E. Peck              *         Trustee                                                       April 24, 2000
---------------------------------
Charles E. Peck

/s/Jan L. Yeomans               *         Trustee                                                       April 24, 2000
---------------------------------
Jan L. Yeomans

                             * By /s/David K. Downes
                                  -------------------
                                 David K. Downes
                               as Attorney-in-Fact
                        for each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A













             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.  Exhibit
-----------  -------

EX-99.I      Consent of Auditors

EX-99.P      Code of Ethics